As filed with the Securities and Exchange Commission on ____________, 1998

                                                      Registration No.
--------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                              / X / OF 1933

                  /    /  PRE-EFFECTIVE AMENDMENT NO.

            /    /OST-EFFECTIVE AMENDMENT NO.


                           OPPENHEIMER INTEGRITY FUNDS
               (Exact Name of Registrant as Specified in Charter)

               6803 South Tucson Way, Englewood, Colorado  80112
                    (Address of Principal Executive Offices)

                                1-303-768-3200
                         (Registrant's Telephone Number)

                             Andrew J. Donohue, Esq.
                  Executive Vice President & General Counsel
                             OppenheimerFunds, Inc.
              Two World Trade Center, New York, New York 10048-0203
                                (212) 323-0256
                     (Name and Address of Agent for Service)


As soon as practicable after the Registration Statement becomes effective. (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective on ___________, 1998, pursuant to Rule 488.

Pursuant to Rule 429, this Registration Statement relates to shares previously registered by the
Registrant on Form N-1A (Reg. No. 2-76547; 811-3420).

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page
Cross-Reference Sheet

Part A

Proxy Statement for Oppenheimer LifeSpan Income Fund and
Prospectus for Oppenheimer Bond Fund

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

FORM N-14
OPPENHEIMER INTEGRITY FUNDS
Cross Reference Sheet

Part A of
Form N-14
Item No.    Proxy Statement and Prospectus Heading and/or Title of Document
---------
-------------------------------------------------------------------------------
1           (a)   Cross Reference Sheet
            (b)   Front Cover Page
            (c)   *
2           (a)   *
            (b)   Table of Contents
3           (a)   Comparative Fee Tables
            (b)   Synopsis
            (c)   Principal Risk Factors
4           (a)   Synopsis; Approval of the Reorganization; Comparison
                  between LifeSpan
                  Income Fund and Bond Fund; Miscellaneous
            (b)   Approval of the Reorganization - Capitalization Table
5           (a)   Registrant's Prospectus; Comparison Between Oppenheimer
                  Bond Fund
                  and Oppenheimer LifeSpan Income Fund
            (b)   *
            (c)   *
            (d)   *
            (e)   Miscellaneous
            (f)   Miscellaneous
6           (a)   Prospectus of Oppenheimer LifeSpan Income Fund; Annual
                  Report of
                  Oppenheimer Bond Fund; Comparison Between Oppenheimer Bond
                  Fund
                  and Oppenheimer LifeSpan Income Fund
            (b)   Miscellaneous
            (c)   *
            (d)   *
7           (a)   Synopsis; Information Concerning the Meeting
            (b)   *
            (c)   Synopsis; Information Concerning the Meeting
8           (a)   Proxy Statement
            (b)   *
9                 *

Part B of
Form N-14
Item No.    Statement of Additional Information Heading
---------   -----------------------------------------------------
10          Cover Page
11          Table of Contents

12          (a)   Registrant's Statement of Additional Information
            (b)   *
            (c)   *
13          (a)   Statement of Additional Information about LifeSpan Income
                  Fund
            (b)   *
            (c)   *
14          Registrant's Statement of Additional Information; Statement of
            Additional
            Information about Oppenheimer LifeSpan Income Fund; Annual Report of
            Oppenheimer LifeSpan Income Fund at 10/31/97; Registrant's Annual
            Report at
            12/31/97


Part C of
Form N-14
Item No.    Other Information Heading
---------   --------------------------------
15          Indemnification
16          Exhibits
17          Undertakings

---------------
* Not Applicable or negative answer




merge\305.n14


                        OPPENHEIMER LIFESPAN INCOME FUND
            Two World Trade Center, New York, New York  10048-0203
                                1-800-525-7048

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 9, 1998

To the Shareholders of Oppenheimer LifeSpan Income Fund:

Notice    is    hereby    given    that    a    Special    Meeting    of   the
Shareholders
of Oppenheimer LifeSpan Income Fund ("LifeSpan Income Fund"), a series of Oppenheimer Series Fund, Inc., a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, on June 9,
1998, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or  disapprove  an Agreement  and Plan of  Reorganization  between
LifeSpan Income Fund and Oppenheimer Bond Fund ("Bond Fund") and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of LifeSpan Income Fund to Bond Fund in exchange for Class A, Class B and Class C shares of Bond Fund, (b) the distribution of such shares to the Class A, Class B and Class C shareholders of LifeSpan Income Fund in complete liquidation of LifeSpan Income Fund, and (c) the cancellation of the outstanding shares of LifeSpan Income Fund (the "Proposal" or the "Reorganization").

2. To act upon such other matters as may properly come before the Meeting.

Shareholders   of   record   at  the   close  of   business   on   March   10,
1998
are entitled to notice of, and to vote at, the Meeting.  The
Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted.
LifeSpan Income Fund's Board of Directors recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE
ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,


Andrew J. Donohue, Secretary

April 1, 1998
-----------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                        OPPENHEIMER LIFESPAN INCOME FUND
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                               PROXY STATEMENT

                            OPPENHEIMER BOND FUND
                  6803 South Tucson Way, Englewood, CO 80112
                                1-800-525-7048

                                   PROSPECTUS

This Proxy Statement of Oppenheimer LifeSpan Income Fund ("LifeSpan Income Fund") relates to the Agreement and Plan of Reorganization (the "Reorganization Agreement")and the transactions contemplated thereby (the "Reorganization") between LifeSpan Income Fund and Oppenheimer Bond Fund ("Bond Fund"). This document also constitutes a Prospectus of Bond Fund included in a Registration Statement on Form N-14 filed by Oppenheimer Bond Fund with the Securities and Exchange Commission (the "SEC"). Such Registration Statement relates to the registration of shares of Bond Fund to be offered to the shareholders of LifeSpan Income Fund pursuant to the Reorganization Agreement. LifeSpan Income Fund is located at Two World Trade Center, New York, New York 10048-0203 (telephone 1-800- 525-7048).

This Proxy Statement and Prospectus sets forth information about Bond Fund and the Reorganization that shareholders of LifeSpan Income Fund should know before voting on the Reorganization. A copy of the Prospectus for Bond Fund, dated April 30, 1997, is enclosed, and incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services, the transfer and shareholder servicing agent for Bond Fund and LifeSpan Income Fund, at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for LifeSpan Income Fund, dated February 19, 1998, as supplemented on February 24, 1998 (ii) a Statement of Additional Information for LifeSpan Income Fund, dated February 19, 1998, and (iii) a Statement of Additional Information for Bond Fund, dated April 30, 1997. A Statement of Additional Information relating to the Reorganization, dated April 1, 1998 (the "Bond Fund Additional Statement") which is incorporated herein by reference and which contains more detailed information about Bond Fund and its management, has been filed with the SEC as part of the Bond Fund Registration Statement on Form N-14 and is available by written request to OppenheimerFunds Services at the same address listed above or by calling the toll-free number shown above.

Investors   are   advised   to  read   and   retain   this   Proxy   Statement
and
Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES    AND    EXCHANGE    COMMISSION    NOR    HAS    THE    COMMISSION
PASSED ON
THE     ACCURACY     OR     ADEQUACY     OF     THIS      PROSPECTUS.      ANY
REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.


This Proxy Statement and Prospectus is dated April 1, 1998

                                TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS
                                                            Page
Introduction.............................................................
   General...............................................................
   Record Date; Vote Required; Share Information.........................
   Proxies...............................................................
   Costs of the Solicitation and the Reorganization......................
Comparative Fee Tables...................................................
Synopsis.................................................................
   Parties to the Reorganization.........................................
   Shares to be Issued...................................................
   The Reorganization      ..............................................
   Reasons for the Reorganization........................................
   Tax Consequences of the Reorganization................................
   Investment Objectives and Policies....................................
   Investment Advisory and Distribution and Service Plan Fees............
   Purchases, Exchanges and Redemptions..................................
Principal Risk Factors...................................................
Approval of the Reorganization (The Proposal)............................
   Reasons for the Reorganization........................................
   The Reorganization....................................................
   Tax Aspects of the Reorganization.....................................
   Capitalization Table (Unaudited)......................................
Comparison Between LifeSpan Income Fund and
Bond Fund
   Investment Objectives and Policies....................................
   Permitted Investments By Both LifeSpan Income Fund
     and Bond Fund.......................................................
   Investment Restrictions...............................................
   Portfolio Turnover....................................................
   Description of Brokerage Practices....................................
   Expense Ratios and Performance........................................
   Shareholder Services..................................................
   Rights of Shareholders................................................
   Organization and History..............................................
   Management and Distribution Arrangements..............................
   Purchase of Additional Shares.........................................
   Dividends and Distributions...........................................
Method of Carrying Out the Reorganization ...............................
Additional Information...................................................
   Financial Information.................................................
   Public Information....................................................
Other Business...........................................................
Exhibit A - Agreement and Plan of Reorganization by and between
LifeSpan Income Fund and Bond Fund....................................A-1
Exhibit B - Average Annual Total Returns for the Period
Ended  12/31/97.......................................................B-1

                        OPPENHEIMER LIFESPAN INCOME FUND
             Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                                 PROXY STATEMENT

                            Oppenheimer Bond Fund
                            6803 South Tucson Way
                             Englewood, CO 80112
                                1-800-525-7048

                                   PROSPECTUS

                         Special Meeting of Shareholders
                             to be held June 9, 1998

                                  INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the
shareholders     of     Oppenheimer     LifeSpan     Income     Fund("LifeSpan
Income
Fund"),    a    series    of    Oppenheimer    Series    Fund,    Inc.    (the
"Company"),
a registered management investment company, in connection with the solicitation by the Board of Directors (the "Board") of proxies to be used at the Special Meeting of Shareholders of LifeSpan Income Fund to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on June 9, 1998, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about April 8, 1998.

At the Meeting, shareholders of LifeSpan Income Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Company on behalf of LifeSpan Income Fund and Oppenheimer Integrity Funds (the "Trust") on behalf of Oppenheimer Bond Fund ("Bond Fund"), and the transactions contemplated thereby including (a) the transfer of substantially all the assets of LifeSpan Income Fund to Bond Fund in exchange for Class A, Class B and Class C shares of Bond Fund, (b) the distribution of such shares to the Class A, Class B and Class C shareholders of LifeSpan Income Fund in complete liquidation of LifeSpan Income Fund, and (c) the cancellation of the outstanding shares of LifeSpan Income Fund (the "Proposal" or the "Reorganization").

Bond Fund currently offers Class A shares with a sales charge imposed at the time of purchase. There is no initial sales charge on purchases of Class B or Class C shares; however, a contingent deferred sales charge may be imposed, depending on when the shares are sold. The Class A, Class B and Class C shares issued pursuant to the Reorganization will be issued at net asset value without a sales charge and no contingent deferred sales charge will be imposed on any LifeSpan Income Fund shares exchanged in the
Reorganization.  However, any contingent deferred sales charge
which   applies  to   LifeSpan   Income   Fund   shares   will   continue   to
apply
to Bond Fund shares received in the reorganization.  Additional
information   with   respect   to   these   charges   by  Bond   Fund  is  set
forth
herein, in the Prospectus of Bond Fund accompanying this Proxy
Statement and Prospectus and in the Bond Fund Statement of Additional Information, both of which are incorporated herein by reference.

Record Date; Vote Required; Share Information

The Board of Directors of the Company has fixed the close of business on March 10, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of the holders of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") of all of the Class A, Class B and Class C shares in the aggregate of LifeSpan Income Fund is required to approve the Reorganization. That level of vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of LifeSpan Income Fund will vote on the Reorganization. The vote of shareholders of Bond Fund is not being solicited.

At the close of business on the Record Date, there were _______________ shares of LifeSpan Income Fund issued and outstanding, consisting of _________________ Class A shares,_____________ Class B shares and_________________ Class C shares. At the close of business on the Record Date, there were_________________ shares of Bond Fund issued and outstanding, consisting of______________ Class A shares, _____________Class B shares and______________
Class C shares. The presence in person or by proxy of the holders of a majority of the shares of all classes constitutes a quorum for the transaction of business at the Meeting. To the knowledge of LifeSpan Income Fund, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding shares except for_________________, which owned of record _______________ Class ___ shares of LifeSpan Income Fund as of such date (_____% of the outstanding Class ___ shares of LifeSpan Income Fund). As of the Record Date, to the knowledge of Bond Fund, no person owned of record or beneficially owned 5% or more of its outstanding shares except for ________________ which owned of record_____________ Class ____ shares of Bond Fund as of such date (____% of the outstanding Class ___ shares of Bond
Fund).
In addition, as of the Record Date, the Directors and officers of LifeSpan Income Fund and the Trustees and Officers of Bond Fund owned less than 1% of the outstanding shares of either LifeSpan
Income Fund or Bond Fund, respectively.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. Broker "non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter. Shares represented in person or by proxy (including shares which abstain or do not vote on the Proposal, including broker "non- votes") will be counted for purposes of determining the number of shares that are present and are entitled to vote on the Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on the Proposal or a broker "non-vote" will have the same legal effect as a vote against the Proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of LifeSpan Income Fund at Two World Trade Center, New York, New York 10048-0203 (if received in time to be acted upon); (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by LifeSpan Income Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of

LifeSpan Income Fund or officers and employees of OppenheimerFunds Services, personally or by telephone or telegraph; any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at LifeSpan Income Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of LifeSpan Income Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by LifeSpan Income Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, LifeSpan Income Fund and Bond Fund will bear the cost of their respective tax opinions. Any other out-of-pocket expenses of LifeSpan Income Fund and Bond Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by LifeSpan Income Fund and Bond Fund, respectively, in the amounts so incurred by each.

                             COMPARATIVE FEE TABLES

Shareholder Transaction Expenses. LifeSpan Income Fund and Bond Fund each pay a variety of expenses for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in each Fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges. The following table is provided to help you compare the direct expenses of investing in each class of either LifeSpan Income Fund, Bond Fund or the surviving Bond Fund after giving effect to the Reorganization.

LifeSpan Income Fund
Shareholder Transaction Expenses

                              Class A         Class B             Class C
                              Shares          Shares              Shares


Maximum Sales Charge          5.75%           None                None
on Purchases
(as a % of
offering price)

Maximum                       None(1)         5% in the           1% if
Deferred Sales         `                      first year          shares are
Charge (as a %                                declining to        redeemed
of the lower of the                           1% in the           within 12
original offering price                       sixth year and      months of
or redemption proceeds)                       eliminated          purchase(2)
                                              thereafter(2)

Maximum Sales Charge
on Reinvested Dividends       None            None                None

Exchange Fee                  None            None                None

Redemption Fee                None(3)         None(3)             None(3)



Bond Fund and Bond Fund as Surviving Fund
Shareholder Transaction Expenses

                              Class A         Class B             Class C
                              Shares          Shares              Shares


Maximum Sales Charge          4.75%           None                None
on Purchases
(as a % of
offering price)

Maximum                       None(1)         5% in the           1% if
Deferred Sales         `                      first year          shares are
Charge (as a %                                declining to        redeemed
of the lower of the                           1% in the           within 12
original offering price                       sixth year and      months of
or redemption proceeds)                       eliminated          purchase(2)
                                              thereafter(2)

Maximum Sales Charge
on Reinvested Dividends       None            None                None

Exchange Fee                  None            None                None

Redemption Fee                None(3)         None(3)             None(3)

(1) If you invest more than $1 million ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" in each Fund's Prospectus) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997)from the end of the calendar month during which you purchased those shares.

(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" in each Fund's Prospectus.

(3) There is a $10 transaction fee for redemptions paid by Federal Fund wire, but not for redemptions paid by check or by ACH wire transfer through AccountLink, or, in the case of Bond Fund, for which checkwriting privileges are used (see "How to Sell
Shares").

Annual Fund Operating Expenses. The following tables are the operating expenses of Class A, Class B and Class C shares of LifeSpan Income Fund and the operating expenses of Class A, Class B and Class C shares of Bond Fund. These are based on expenses for the twelve month period ended December 31, 1997. The expense numbers for LifeSpan Income Fund are unaudited. The pro forma information is an estimate of the business expenses of the surviving Bond Fund after giving effect to the Reorganization. All amounts shown are a percentage of net assets of each class of each of the Funds.

                            LifeSpan Income Fund*     Bond Fund
                        Class A Class B     Class C   Class A  Class B  Class C


Management Fees         0.75%    0.75%      0.75%     0.75%    0.75%      0.75%
12b-1 Plan Fees         0.25%    1.00%      1.00%     0.25%    1.00%      1.00%
Other Expenses          0.32%    0.33%      0.39%     0.27%    0.27%      0.27%
Total Fund Operating    1.32%    2.08%      2.14%     1.27%    2.02%      2.02%
 Expenses
                          Pro Forma Surviving Bond Fund
                             Class A Class B Class C

Management Fees            0.74%            0.74%           0.74%
12b-1 Plan Fees            0.25%            1.00%           1.00%
Other Expenses             0.27%            0.26%           0.26%
Total Fund Operating       1.26%            2.00%           2.00%
  Expenses

-----------------
* Unaudited

The 12b-1 fees for Class A shares of LifeSpan Income Fund and Bond Fund are service plan fees. The service plan fees are a maximum of 0.25% of average annual net assets of Class A shares of each Fund.
The 12b-1 fees for Class B and Class C shares of each of the Funds are Distribution and Service Plan fees which include a service fee of 0.25% and an asset-based sales charge of 0.75%.

Examples. To try and show the effect of the expenses on an investment over time, the hypothetical examples shown below have been created. Assume that you make a $1,000 investment in Class A, Class B and Class C shares of LifeSpan Income Fund, or Class A, Class B and Class C shares of Bond Fund, or Class A, Class B and Class C of the pro forma surviving Bond Fund and that the annual return is 5% and that the operating expenses for each Fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

                                 1 year    3 years    5 years     10 years*

LifeSpan Income Fund             $70       $97        $126        $207
     Class A Shares              $71       $95        $132        $204
     Class B Shares              $32       $67        $115        $247
     Class C Shares

Bond Fund
     Class A Shares              $60       $86        $114        $194
     Class B Shares              $71       $93        $129        $198
     Class C Shares              $31       $63        $109        $235

Pro Forma Surviving

Bond Fund
     Class A Shares              $60       $86        $113        $193
     Class B Shares              $70       $93        $128        $196
     Class C Shares              $30       $63        $108        $233

If   you   did   not   redeem   your   investment,    it   would   incur   the
following
expenses:

                                 1 year    3 years    5 years     10 years*


LifeSpan Income Fund             $70       $97        $126        $207
     Class A Shares              $21       $65        $112        $204
     Class B Shares              $22       $67        $115        $247
     Class C Shares

Bond Fund
     Class A Shares              $60       $86        $114        $194
     Class B Shares              $21       $63        $109        $198
     Class C Shares              $21       $63        $109        $235

Pro Forma Surviving
Bond Fund
     Class A Shares              $60       $86        $113        $193
     Class B Shares              $20       $63        $108        $196
     Class C Shares              $20       $63        $108        $233

* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because each of the Funds automatically converts your Class B shares into Class A shares after 6 years. Long term Class B and C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur.

The examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Funds, all of which may be more or less than the amounts shown.

                                    SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of LifeSpan Income Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement, a copy of which is attached as Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Bond Fund which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference.

Parties to the Reorganization

Oppenheimer Series Fund, Inc. (defined above as the Company) was organized in 1981 as a multi-series Maryland corporation which currently has five series. The Company is governed by Articles of Incorporation and By-Laws and is managed under the direction of a Board of Directors. LifeSpan Income Fund is a diversified series of the Company. Oppenheimer Integrity Funds (defined above as the "Trust") was organized in 1982 as a multi-series Massachusetts business trust and Bond Fund is a series of that Trust. The Trust is governed by a Declaration of Trust and By-Laws and is managed under the direction of a Board of Trustees. The Company is governed by applicable Maryland law, whereas the Trust is governed by applicable Massachusetts law. Both Funds are governed by applicable federal law. Oppenheimer Series Fund, Inc. and Oppenheimer Integrity Funds are open-end, diversified management investment companies. Oppenheimer Integrity Funds have an unlimited number of authorized shares of beneficial interest. LifeSpan Income Fund is located at Two World Trade Center, New York, New York 10048-0203 and Bond Fund is located at 6803 South Tucson Way, Englewood, CO 80112. The Company is governed by a Board of Directors and the Trust is governed by a Board of Trustees (defined above as the "Board"). OppenheimerFunds, Inc. (the "Manager") whose address is Two World Trade Center, New York, New York 10048-0203, acts as investment adviser to LifeSpan Income Fund and Bond Fund (collectively referred to herein as the "Funds"). Additional information about the parties is set forth below.

Shares to be Issued

All shareholders of LifeSpan Income Fund who own Class A shares will receive Class A shares of Bond Fund in exchange for their Class A shares of LifeSpan Income Fund. Shareholders of LifeSpan Income Fund who own Class B shares will receive Class B shares of Bond Fund in exchange for their Class B shares of LifeSpan Income Fund. Shareholders of LifeSpan Income Fund who own Class C shares will receive Class C shares of Bond Fund in exchange for their Class C shares of LifeSpan Income Fund. The voting rights of shares of each Fund are substantially the same. See "Rights of Shareholders" below for more information.

The Reorganization

The Reorganization Agreement provides for the transfer of
substantially all the assets of LifeSpan Income Fund to Bond Fund in exchange for Class A, Class B and Class C shares of Bond
Fund.
The net asset value of Bond Fund Class A, Class B and Class C shares issued in the exchange will equal the value of the assets of LifeSpan Income Fund received by Bond Fund. In conjunction with the Closing of the Reorganization, presently scheduled for May 29, 1998, LifeSpan Income Fund will distribute the Class A, Class B and Class C shares of Bond Fund received by LifeSpan Income Fund on the Closing Date to holders of Class A, Class B and Class C shares of LifeSpan Income Fund, respectively. As a result of the Reorganization, each Class A, Class B and Class C LifeSpan Income Fund shareholder will receive the number of full and fractional Bond Fund Class A, Class B and Class C shares that equals in value such shareholder's pro rata interest in the assets transferred to Bond Fund as of the Valuation Date. The Board of the Company has determined that the interests of existing LifeSpan Income Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "The Reorganization Reasons for the Reorganization," the Board, including the directors who are not "interested persons" of Oppenheimer Series Fund, Inc. as that term is defined in the Investment Company Act (the "Independent Directors"), has concluded that the Reorganization is in the best interests of LifeSpan Income Fund and its shareholders and recommends approval of the Reorganization by LifeSpan Income Fund shareholders. If the Reorganization is not approved, LifeSpan Income Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

The Manager proposed to the Board a reorganization of LifeSpan Income Fund into Bond Fund so that shareholders of LifeSpan Income Fund may become shareholders of a larger but similar Fund, which is anticipated to have lower expenses after such Reorganization. The Board considered pro forma information which indicated the expense ratio of a combined Fund would be lower than that of LifeSpan Income Fund, as shown above under "Comparative Fee Table."

The Board also considered that the Reorganization would be a tax free reorganization, and there would be no sales charge imposed in effecting the Reorganization. The Board concluded that the Reorganization would not result in dilution to shareholders of
LifeSpan Income Fund.

Tax Consequences of the Reorganization

In  the   opinion   of  KPMG  Peat   Marwick   LLP,   tax   adviser   to  both
Funds,
the Reorganization will qualify as a tax-free reorganization for
Federal   income   tax   purposes.   As  a  result,   it  is   expected   that
no
gain or loss will be recognized by either Fund, or by the shareholders of either Fund for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects" below.

Investment Objectives and Policies

LifeSpan Income Fund

LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation. The Fund allocates its assets among two broad classes of investments, which are stocks and bonds. The Fund invests at least 75% of its assets in bonds. OppenheimerFunds, Inc., the Fund's investment adviser (referred to as the "Manager") will invest the Fund's stock component in growth and income stocks. The bond class includes several varieties of fixed-income instruments. The Fund's bond investments are diversified among three bond components: government and corporate bonds, high yield/high risk bonds (also called "junk bonds") and short-term bonds. For hedging purposes, the Fund can also sell covered call options on securities, stock or bond indices and foreign currency, and may purchase and sell certain kinds of futures contracts, forward contracts and options on futures, broadly-based stock or bond indices and foreign currency, or enter into interest rate swap agreements.

Bond Fund

Bond Fund seeks a high level of current income by investing mainly in debt instruments. Under normal market conditions Bond Fund invests at least 65% of its assets in foreign and domestic investment grade debt securities, U.S. Government Securities, and money market instruments. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by the Manager to be of comparable quality to such lower-rated securities (collectively, "lower-grade securities", also called
"junk bonds"). For hedging purposes, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency, or enter into interest rate swap agreements.

Investment Advisory and Distribution and Service Plan Fees

Investment Advisory Fees. The terms and conditions of the

Investment Advisory Agreement of each Fund are similar. Both Funds obtain investment management services from the Manager. The management fee is computed on the net asset value of each Fund as of the close of business each day and payable monthly at the following annual rates: LifeSpan Income Fund pays 0.75% of the average annual net assets up to $250 million and 0.65% of average annual net assets over $250 million. Bond Fund pays 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million of average annual net assets and 0.69% of the next $200 million of average annual net assets, 0.66% of the next $200 million of average annual net assets, 0.60% of the next $200 million of average net assets and .50% of average annual net assets in excess of $1 billion.

For LifeSpan Income Fund, the Manager employs BEA Associates ("BEA") which provides investment advisory services to the high yield/high risk bond component of the Fund (the "Subadviser"). The Manager manages the remaining components using its own investment management personnel. Pursuant to the Sub-Advisory Agreement, the Manager pays BEA the following fees: quarterly payments at the annual rates of 0.45% of the first $25 million of combined average daily net assets allocated to BEA, 0.40% of the next $25 million, 0.35% of the next $50 million and 0.25% of the assets in excess of $100 million. For purposes of calculation of the fees payable to BEA, the net asset value of those portions of the assets of each Oppenheimer fund subadvised by BEA are aggregated.

Distribution    and   Service   Fees.    LifeSpan   Income   Fund   and   Bond
Fund
have both adopted Service Plans for their respective Class A shares.  Both Service Plans provide for reimbursement to the
Distributor   for  a   portion   of   its   costs   incurred   in   connection
with
the   personal    service   and    maintenance    of   accounts    that   hold
Class A
shares.  Under each plan, payment is made quarterly at an annual
rate  that  may  not   exceed   0.25%  of  the   average   annual  net  assets
of
Class A shares of the Fund.

LifeSpan Income Fund and Bond Fund have each adopted Distribution and Service Plans (the "Plans") for Class B and Class C shares under which each Fund pays the Distributor for its services in connection with distributing Class B and Class C shares and servicing accounts. Under each Plan, the Fund pays the Distributor an asset-based sales charge of 0.75% per year of Class B shares and on Class C shares. The Funds also each pay the Distributor a service fee of 0.25% per year, each of which is computed on the average annual net assets of Class B and Class C shares determined as of the close of each regular business day of each Fund. The Distribution and Service Plans for Class B and Class C shares of LifeSpan Income Fund and of Bond Fund are compensation plans whereby payments by the Funds are made at a fixed rate as specified above and the Funds' payments are not limited to reimbursing the Distributor's costs. The terms of the respective Plans for each

Fund are substantially the same.

Purchases, Exchanges and Redemptions

LifeSpan     Income    Fund    and    Bond    Fund    are    part    of    the
OppenheimerFunds
complex    of    mutual    funds.     The     procedures     for    purchases,
exchanges
and   redemptions   of   shares   of   the   Funds   are   substantially   the
same.
Shares of either Fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares.

LifeSpan Income Fund has a maximum initial sales charge of 5.75% on Class A shares. Bond Fund has a maximum initial sales charge of 4.75% on Class A shares. Investors who purchase more than $1 million ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" in each Fund's Prospectus) in Class A shares pay no initial sales charge but may have to pay a sales charge of up to 1% if shares are sold within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which shares are purchased. Each of the Funds has a contingent deferred sales charge imposed on the proceeds of Class B shares redeemed within six years of buying them. The contingent deferred sales charge ("CDSC") varies depending on how long you hold your shares. Each of the Funds has a contingent deferred sales charge of 1% imposed on the proceeds of Class C shares if redeemed within twelve months of their purchase. Class A, Class B and Class C shares of Bond Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on any LifeSpan Income Fund shares exchanged for Bond Fund shares as a result of the Reorganization. However, any CDSC which applies to LifeSpan Income Fund shares will continue to apply to Bond Fund shares received in the reorganization. Services available to shareholders of both Funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other
Oppenheimer funds which offer Class A, Class B and Class C shares, and reinvestment privileges. Please see "Shareholder Services" below and each Fund's Prospectus for further information.

                             PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Bond Fund, shareholders should carefully consider the following risk factors, the information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the Funds and their respective Statements of Additional Information.

Stock   Investment    Risks.    All   investments    carry   risks   to   some
degree,
whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks affect the value of both Funds' investments, their investment performance, and the prices of their shares.
LifeSpan Income Fund invests approximately 25% of its assets in stocks, therefore the value of the Fund's portfolio will be affected by changes in the stock markets. This market risk will affect the Fund's net asset value per share, which will fluctuate as the value of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Changes in the overall market conditions and prices can occur at any time. LifeSpan Income Fund attempts to limit certain market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company, and by not investing too great a percentage of the Fund's assets in any one company.

Interest Rate Risks. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Each Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. Each Fund has the ability to invest its assets in high-yield securities. If the Funds were to invest in high-yield securities, those securities may be subject to greater market fluctuation and risk of loss of income and principal than lower yielding, investment grade securities. There are additional risks of investing in lower grade securities that are described in the prospectus for each Fund.

Foreign   Securities   Risks.   There   are   risks   of   foreign   investing
that
increase   the  risk  of   investing   in  both   LifeSpan   Income  Fund  and
in
Bond   Fund  and  also   increase   the   operating   costs  of  both   Funds.
For
example,      foreign      issuers     are     not     required     to     use
generally-accepted
accounting principles.  If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does
not   have   to   comply   with   the   disclosure    requirements   of   U.S.
laws,
which   are   generally    more    stringent    than   foreign    laws.    The
values
of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There are risks of changes in foreign currency values. Because LifeSpan Income Fund and Bond Fund may purchase securities denominated in foreign currencies, a change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities of that Fund denominated in that currency. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if that Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information of each Fund.

Derivative Investments Risks. Both Funds may invest in a number of different kinds of "derivative" investments. In general, a "derivative" investment is a specially designed investment whose performance is linked to the performance of another investment or security. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by stock market and interest rate changes in the U.S. and abroad. All of this can mean that the Fund may realize less principal or income from the investment than expected. Certain derivative investments held by the Funds may trade in the over-the counter market and may be illiquid.

Hedging Instruments Risks. Each Fund may use certain hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. Losses could also be experienced if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums and has special tax effects on the Funds. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency.  To limit its exposure in foreign currency exchange contracts, the Funds limit
their    exposure   to   the   amount   of   its   assets    denominated    in
foreign
currency. Interest rate swaps are subject to risk that the other party will fail to meet its obligations (or that the underlying
issue   will   fail   to   pay  on   time),   as   well   as   interest   rate
risks.
A Fund could be obligated to pay more under its swap agreements
than   it   received    under   them,   as   a   result   of   interest   rate
changes.

Lower-Grade Securities Risks. The Funds can invest in high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds". All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described above. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities.

                         APPROVAL OF THE REORGANIZATION
                                 (The Proposal)

Reasons for the Reorganization

At a meeting of the Board of Directors of the Company held on December 11, 1997, the Directors reviewed and discussed materials relevant to the proposed Reorganization. The Board, including the Independent Directors, unanimously approved the Reorganization and recommended to shareholders of LifeSpan Income Fund that they approve the Reorganization. Both Funds offer Class A, Class B and Class C shares and the terms and conditions of their offer, sale, redemption and exchange, distribution arrangements, expenses borne separately by each class and other related matters are essentially the same. The Board considered that this will facilitate an exchange. In the reorganization, Class A, Class B and Class C shareholders of LifeSpan Income Fund will receive Class A, Class B and Class C shares, respectively, of Bond Fund.

In considering the proposed Reorganization, the Board reviewed information which demonstrated that LifeSpan Income Fund is a smaller Fund, with $30.1 million in net assets as of October 31, 1997. In comparison, Bond Fund had $239.8 million of net assets as of October 31, 1997. It is not anticipated that LifeSpan Income Fund will increase substantially in size in the near future. After the Reorganization, the shareholders of LifeSpan Income Fund will be shareholders of a larger Fund and will likely incur lower operating, transfer agency and other expenses. Thus economies of scale may benefit shareholders of LifeSpan Income Fund.

Among several other factors, the Board focused on the similar investment objectives of the two Funds. Oppenheimer LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation. Bond Fund seeks a high level of current income by investing mainly in debt instruments. The investment techniques and strategies of the Funds are similar with respect to purchasing debt securities, mortgage-backed securities and collateralized mortgage-backed securities, asset-backed securities, hedging instruments, when issued and delayed delivery transactions, repurchase agreements, illiquid and restricted securities, loans of portfolio securities, and derivative investments. The only major differences between the Funds regarding permitted investments is that Bond Fund may purchase zero coupon securities, and LifeSpan Income Fund may invest up to 35% of its assets in equity securities of U.S. and foreign issuers, may invest in inverse floating rate instruments and warrants and rights. Accordingly, the Board determined that investment objectives and techniques were comparable.

The Board, in reviewing financial information, considered the investment advisory fee rate of both Funds (also known as the "management fee rate"). The management fee rates for both Funds is set forth in "Synopsis - Investment Advisory and Distribution and Service Plan Fees" above. LifeSpan Income Fund's management fee for its fiscal year ended October 31, 1997 was 0.75% of average annual net assets for Class A, Class B and Class C shares. Bond Fund's management fee for the fiscal year ended December 31, 1997 was 0.75% of the average annual net assets for Class A, Class B and Class C shares. If the two Funds were combined, shareholders of Bond Fund would have a reduced management fee of approximately 0.01% for Class A, Class B and Class C shares. The Board considered pro forma information which indicated that the expense ratio of a combined Fund would therefore be lower than that of LifeSpan Income Fund.

In addition to the above, the Board also considered information with respect to the historical performance of LifeSpan Income Fund and Bond Fund, including the performance information contained in
Exhibit B to this Proxy Statement.

The   Board   also   considered   that   the    Reorganization   is   expected
to be
a tax free reorganization, and there would be no sales charge
imposed   in   effecting    the    Reorganization.    The   Board    concluded
that
the    Reorganization    would    not    result    in    dilution    of    the
interests of
existing shareholders of LifeSpan Income Fund.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of LifeSpan Income Fund other than the cash reserve described below (the "Cash Reserve") will be transferred to Bond Fund in exchange for Class A, Class B and Class C shares of Bond Fund, (ii) these shares will be distributed among the shareholders of LifeSpan Income Fund in complete liquidation of LifeSpan Income Fund, (iii) the outstanding shares of LifeSpan Income Fund will be canceled. Bond Fund will not assume any of LifeSpan Income Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i)
Bond Fund will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of
LifeSpan Income Fund other than its Cash Reserve; and (ii) the
shareholders    of    LifeSpan    Income    Fund   as   of   the    close   of
business on
the   Closing   Date   will   become   shareholders   of   either   Class   A,
Class
B or Class C shares of Bond Fund.

Shareholders of LifeSpan Income Fund who vote their Class A, Class B and Class C shares in favor of the Reorganization, will be electing in effect to redeem their shares of LifeSpan Income Fund(at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and to reinvest the proceeds in Class A, Class B or Class C shares of Bond Fund at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by LifeSpan Income Fund which is deemed sufficient in the discretion of that Fund's Board for the payment of: (a) LifeSpan Income Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Bond Fund. LifeSpan Income Fund and Bond Fund will bear all of their respective expenses associated with the Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by LifeSpan Income Fund will not exceed $34,039. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of LifeSpan Income

Fund,   excluding   the   cost   of   any   portfolio   securities   purchased
but
not   yet    settled    and    outstanding    shareholder    redemption    and
dividend
checks. See "Method of Carrying Out the Reorganization Plan" below.

The Reorganization Agreement provides for coordination between the Funds as to their respective portfolios so that, after the Closing, Bond Fund will be in compliance with all of its investment policies and restrictions. LifeSpan Income Fund will recognize capital gain or loss on any sales made pursuant to this paragraph.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, LifeSpan Income Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to LifeSpan Income Fund's shareholders all of LifeSpan Income Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of LifeSpan Income Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of LifeSpan Income Fund for Class A, Class B and Class C shares of Bond Fund and the assumption by Bond Fund of certain liabilities of LifeSpan Income Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). LifeSpan Income Fund has represented to KPMG Peat Marwick LLP, tax adviser to LifeSpan Income Fund, that there is no plan or intention by any Fund shareholder who owns 5% or more of LifeSpan Income Fund's outstanding shares, and, to LifeSpan Income Fund's best knowledge, there is no plan or intention on the part of the remaining LifeSpan Income Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Bond Fund Class A, Class B or Class C shares received in the transaction that would reduce LifeSpan Income Fund shareholders' ownership of Bond Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding LifeSpan Income Fund shares as of the same date. Bond Fund and LifeSpan Income Fund have each represented to KPMG Peat Marwick LLP, that, as of the Closing Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Bond Fund and LifeSpan Income Fund will receive the opinion of KPMG Peat Marwick LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury
Regulations issued thereunder, current Revenue Rulings, Revenue
Procedures     and    court     decisions,     for    Federal    income    tax
purposes:

1.   The     transactions      contemplated     by     the      Reorganization
     Agreement
     will    qualify    as   a    tax-free    "reorganization"    within   the
     meaning
     of Section 368(a)(1) of the Code.

2. LifeSpan Income Fund and Bond Fund will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of LifeSpan Income Fund upon the distribution of Class A, Class B or Class C shares of beneficial interest in Bond Fund to the shareholders of LifeSpan Income Fund pursuant to Section 354 of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by LifeSpan Income Fund by reason of the transfer of its assets solely in exchange for Class A, Class B or Class C shares of Bond Fund.

5. Under Section 1032 of the Code no gain or loss will be recognized by Bond Fund by reason of the transfer of LifeSpan Income Fund's assets solely in exchange for Class A, Class B or
     Class C shares of Bond Fund.

6.   The   shareholders   of   LifeSpan   Income   Fund  will  have  the  same
     tax
     basis   and    holding    period   for   the    shares   of    beneficial
     interest
     in   Bond   Fund   that   they   receive   as  they   had  for   LifeSpan
     Income
     Fund stock that they previously held, pursuant to Sections
     358(a) and 1223(1) of the Code, respectively.

7. The securities transferred by LifeSpan Income Fund to Bond Fund will have the same tax basis and holding period in the hands of Bond Fund as they had for LifeSpan Income Fund, pursuant to Sections 362(b) and 1223(1) of the Code, respectively.

Shareholders of LifeSpan Income Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Since the foregoing
discussion   relates   only   to   the   Federal   income   tax   consequences
of
the Reorganization, shareholders of LifeSpan Income Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of LifeSpan Income Fund and Bond Fund and indicates the pro forma combined
capitalization   as  of   December   31,   1997   as  if  the   Reorganization
had
occurred on that date.

December 31, 1997
                                                                             Net
Asset
                                                  Shares            Value
                                Net Assets        Outstanding       Per
Share

LifeSpan Income Fund
     Class A                    $29,300,773       2,642,551         $11.10
     Class B                    $   880,281          79,058         $11.13
     Class C                    $    34,796           3,127         $11.13

Bond Fund
     Class A                    $190,705,711      17,383,073        $10.97
     Class B                    $ 48,254,895       4,399,924        $10.97
     Class C                    $  9,188,036         837,017        $10.98

Bond Fund
(Pro Forma Surviving Fund)
     Class A                    $220,036,484      20,056,799        $10.97
     Class B                    $ 49,135,176    4,480,168           $10.97
     Class C                    $  9,222,832         840,186        $10.98

Reflects issuance of 2,673,726 of Class A shares, 80,244 of Class B shares and 3,169 of Class C shares of Bond Fund in a tax-free exchange for the net assets of LifeSpan Income Fund, aggregating
$30,245,850.

The pro forma ratio of expenses to average annual net assets of the Class A shares at December 31, 1997 would have been 1.26%. The pro forma ratio of expenses to average net assets of Class B shares at December 31, 1997 would have been 2.00%. The pro forma ratio of expenses to average net assets of Class C shares at December 31, 1997 would have been 2.00%.


                               COMPARISON BETWEEN
                            LifeSpan Income Fund AND
                                    Bond Fund

Information    about    LifeSpan    Income    Fund    and    Bond    Fund   is
presented
below.   Additional   information   about   Bond   Fund   is  set   forth   in
its
Prospectus     which      accompanies     this     Proxy     Statement     and
Prospectus.
More information about both Funds is set forth in documents that
may   be   obtained   upon   request   of   the   transfer   agent   or   upon
review
at the offices of the SEC.  See "Additional Information- Public
Information."

Investment Objectives and Policies

Bond Fund. Bond Fund seeks a high level of current income by investing mainly in debt instruments. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade debt securities, U.S. Government Securities, and money market instruments. Investment-grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. or other nationally-recognized rating organization. Debt securities (often referred to as "fixed-income securities") are used by issuers to borrow money from investors. The issuer promises to pay the investor interest at a fixed or variable rate, and to pay back the amount it borrowed (the "principal") at maturity. Some debt securities, such as zero coupon bonds do not pay current interest. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by the Manager to be of comparable quality to such lower-rated securities (collectively, "lower-grade securities"). Lower-grade securities include securities rated BB, B, CCC, CC and D by Standard & Poor's or Ba, B, Caa, Ca and C by Moody's. Lower-grade securities (often called "junk bonds") are considered speculative and involve greater risk.

When investing the Fund's assets, the Manager considers many factors, including current developments and trends in both the economy and the financial markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies described below. The Manager may employ special investment techniques, also described below. Additional information about the securities the Fund may invest in, the hedging strategies the Fund may employ and the special investment techniques may be found under the same headings in the Bond Fund Statement of Additional Information.

LifeSpan Income Fund. LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation. The Fund is an asset allocation fund which seeks to achieve its investment objective by allocating its assets among two broad classes of investments-stocks and bonds. The stock class includes growth and income type securities. The Fund normally allocates 25% of its assets to the stock component. The bond class includes several varieties of fixed-income instruments. Allocating assets among different types of investments allows this Fund to take advantage of a greater variety of investment opportunities than funds that invest in only one asset class, but also subjects the Fund to the risks of those types of investments.

The Manager has the ability to allocate the Fund's assets within specified ranges. The Fund's normal allocation (which is 25% in stocks and 75% in bonds) indicates the benchmark for its combination of investments in each asset class over time. As market and economic conditions change, however, the Manager may adjust the asset mix between the stock and bond classes within a normal asset allocation range as long as the relative risk and return characteristics of this Fund remain distinct and this Fund's investment objective is preserved. The Manager will review normal allocations between the stock and bond classes quarterly and, if necessary, will rebalance the investment allocation at that time. Additional adjustments may be made if an asset allocation shift of 5% or more is warranted.

Permitted Investments by Both LifeSpan Income Fund and Bond Fund

Foreign Securities. Each Fund may invest in debt securities issued or guaranteed by foreign companies, and debt securities of foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies, as well as notes. Some of these debt securities may have variable interest rates or "floating" interest rates that change in different market conditions. Those changes will affect the income the Fund receives. LifeSpan Income Fund may also invest up to 15% of the stock component of the portfolio in stocks of foreign issuers that generally have a substantial portion of their business in the U.S.

ADRs, EDRs and GDRs.  Both Funds may invest a portion of their
assets  in  ADRs,   EDRs  and   GDRs.   These   are   receipts   issued  by  a
U.S.
bank or trust company which evidence ownership of underlying securities of foreign companies. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally,
are  in   registered   form.   EDRs   and   GDRs   are   receipts   evidencing
an
arrangement   with  a   non-U.S.   bank   similar   to  that   for   ADRs  and
are
designed for use in non-U.S. securities markets.

Convertible Securities. LifeSpan Income Fund may invest in convertible securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

Hedging. Each Fund may purchase and sell certain kinds of futures contracts, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currencies, or enter into interest rate swap agreements. LifeSpan Income Fund may sell covered call options and may purchase put options on Futures. These are all referred to as "hedging instruments." While each Fund currently does not engage extensively in hedging, each Fund may use these instruments for hedging purposes and , in the case of covered calls, non-hedging purposes. The hedging instruments the Funds may use are described below and in greater detail in "Other Investment Techniques and Strategies" section in each Fund's respective Statement of Additional Information.

The Funds may use hedging instruments for a number of purposes. Each Fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Each Fund may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Funds' exposure to the securities market.

Forward Contracts. Forward contracts are used by both Funds to try to manage foreign currency risks on foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Funds own, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Funds for liquidity purposes or to raise cash to distribute to shareholders.

Futures.    Both   Funds   may   buy   and   sell   futures   contracts   that
relate
to (1) foreign currencies (these are referred to as "Forward
Contracts"   and   are   discussed   above),(2)   financial   indices,    such
as
U.S. or foreign government securities indices, corporate debt
securities    indices    or   equity    securities    indices    (these    are
referred
to   as   Financial    Futures)   and   (3)   interest    rates   (those   are
referred
to as Interest Rate Futures).  Both Funds may use futures for
hedging   purposes   and   LifeSpan   Income   Fund   may  use   futures   for
non-
hedging purposes.  These types of Futures are described in
"Hedging"   in   the   Statement   of   Additional    Information    of   each
Fund.

Covered Call Options and Options on Futures. Both Funds may write (that is, sell) covered call options on securities, indices and foreign currencies for hedging or liquidity purposes and write call options on Futures for hedging and non-hedging purposes. Each call the Funds write must be "covered". This means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. When either Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Up to 50% of Bond Fund's total assets may be subject to calls. Bond Fund may also buy call options on securities indices, foreign currencies, or Futures, or to terminate its obligation on a call the Fund previously wrote.

Both Funds may purchase and sell put options on Futures. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment.
LifeSpan   Income   Fund  may  sell  a  put  on  Futures   only  if  the  puts
are
covered by segregated liquid assets.

LifeSpan Income Fund may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges as well as over the counter markets. In the case of foreign currency options, they may be quoted by major recognized dealers in those options.

Bond Fund may purchase put options. Bond Fund may buy puts that relate to securities, indices, Futures, or foreign currencies. The Fund may buy a put on a security whether or not the Fund owns the particular security in its portfolio. The Fund may sell a put on securities, indices, Futures, or foreign currencies, but only if the puts are covered by segregated liquid assets. The Bond Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put obligations.

A call or put may be purchased by Bond Fund only if, after the purchase, the value of all call and put options held by the Bond Fund will not exceed 5% of the Fund's total assets. The Fund may buy and sell put and call options that are traded on U.S. or foreign securities or commodity exchanges or are traded in the over-the-counter markets. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. Options traded in the over-the-counter market may be "illiquid," and therefore may be subject to the Fund's restrictions on illiquid investments.

Both Funds may enter into interest rate swaps both for hedging and to seek to increase total return. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on a net basis, which means the two payment streams are netted out, with the Fund
receiving   or  paying,   as  the  case  may  be,   only  the  net  amount  of
the
two payments.  The Fund will segregate liquid assets of any type
(such   as   cash,   U.S.   Government,   equity   or  debt   securities)   to
cover
any   amounts  it  could  owe  under   swaps  that   exceed  the   amounts  it
is
entitled to receive, and it will adjust that amount daily, as needed. The Bond Fund may not enter into swaps with respect to more than 25% of its total assets.

Loans of Portfolio Securities. To raise cash for liquidity purposes, both Funds may lend their portfolio securities to brokers, dealers and other financial institutions. Both Funds must receive collateral for a loan. Bond Fund limits these loans to not more than 25% of the value of the Fund's total assets. LifeSpan Income Fund limits these loans to not more than 33-1/3% of the Fund's assets (taken at market value). Neither Fund presently intends to lend its portfolio securities, but if they do the value of the securities borrowed is not expected to exceed 5% of each Fund's total assets in the coming year.

Illiquid and Restricted Securities. Both of the Funds may invest in illiquid and restricted securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Bond Fund will not invest more than 10% of its net assets in illiquid and restricted securities (the Board of Bond Fund may increase that limit to 15%). LifeSpan Income Fund will not invest more than 15% of its net assets in illiquid and restricted securities. The percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of such securities on an ongoing basis and at times a Fund may be required to sell some holdings to maintain adequate liquidity.

Derivative Investments. Both Funds can invest in a number of different kinds of "derivative investments." Each Fund may use some types of derivatives for hedging purposes, and may invest in others to seek income. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. Both Funds may not purchase or sell physical commodities; however they may purchase and sell foreign currency and engage in hedging transactions. The Funds may purchase and sell foreign currency in hedging transactions. This policy also does not prevent the Funds from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities. In the broadest sense, exchange-traded options and futures contracts may be considered "derivative investments". Each Fund may invest in different types of derivatives. "Index-linked" or "commodity- linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S & P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

Bond Fund may also invest in currency-indexed securities.
Typically, these are short-term or intermediate-term debt
securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies.  The
currency-indexed    securities    purchased    by   the    Fund    may    make
payments
based   on   a   formula.    The    payment   of    principal    or   periodic
interest
may be calculated as a multiple of the movement of one currency
against     another     currency,     or    against     an    index.     These
investments
may entail increased risk to principal and increased price volatility.

Repurchase    Agreements.    Each    of   the    Funds    may    enter    into
repurchase
agreements.    In   a    repurchase    transaction,    the    Fund    buys   a
security
and   simultaneously   sells   it   to   the   vendor   for   delivery   at  a
future
date.     Repurchase     agreements     must    be     fully     collaterized.
However,
if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Bond Fund will not enter into a repurchase agreement that will cause more than 10% of the Fund's net assets to be subject to repurchase agreements maturing in more than seven days. LifeSpan Income Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. LifeSpan Income Fund may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants acquired as part of units with other securities or that are attached to other securities. No more than 2% of LifeSpan Income Fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange. Bond Fund does not invest in Warrants and Rights.

"When-Issued" and Delayed Delivery Transactions. Both Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

U.S. Government Securities. Both Funds may invest in U.S.
Government Securities which include debt securities issued or guaranteed by the U.S. Government or its agencies and
instrumentalities. Certain U.S. Government Securities, including
U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage
Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government, which in general terms means that
the  U.S.   Treasury   stands   behind  the   obligation   to  pay   principal
and
interest.

Ginnie Mae certificates are one type of mortgage-related U.S.
Government Security the Funds may invest in. The Funds may also invest in other mortgage-related U.S. Government Securities that are issued or guaranteed by federal agencies or
government-sponsored entities but which are not supported by the full faith and credit of the U.S. Government.  Those securities
include   obligations    supported   by   the   right   of   the   issuer   to
borrow
from the U.S. Treasury, such as obligations of the Federal Home
Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as the Federal
National Mortgage Association ("Fannie Mae") or the Student Loan
Marketing Association, and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal
Home Loan Banks. Other U.S. Government Securities the Funds may invest in are collateralized mortgage obligations ("CMOs").

The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when the Funds hold U.S. Government Securities each may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained above, under "Hedging."

Lower-Grade     Debt     Securities.     Both     Funds    may    invest    in
"lower-grade"
debt   securities    which    generally   offer   higher   income    potential
than
investment grade securities.  "Lower-grade" securities are those rated below "BBB" by Standard & Poor's Corporation("Standard &
Poor's")     or    "Baa"    by    Moody's     Investors     Services,     Inc.
("Moody's")
or similar ratings given by other domestic or foreign rating organizations, or for securities that are not rated by a nationally-recognized rating organization but the Manager judges them to be comparable to lower-rated securities.

Mortgage-Backed Securities, CMOs and REMICS. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. As a result, these securities may be subject to greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

Both Funds may invest in collateralized mortgage-backed obligations ("CMOs"), which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. LifeSpan Income Fund may also invest in real estate mortgage investment conduits (REMICS)but it does not intend to acquire "residual" interest in them. Payments of the interest and principal generated by the pool of mortgages relating to the CMOs and REMICS are passed through to the holders as the payments are received. CMOs and REMICS are issued with a variety of classes or series which have different maturities. Certain CMOs and REMICS may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the early repayment of principal due to prepayments on the underlying mortgage loans.

o "Stripped" Securities. Both Funds may also invest in CMOs that are "stripped." LifeSpan Income Fund may also invest in REMICS that are "stripped". That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "principal-only" security, or "P/O") and the other which receives some or all of the interest (and is known as an "interest-only" security, or "I/O"). P/Os and I/Os are generally referred to as "derivative investments", discussed further above.

The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, a Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, a Fund might receive back less than its investment.

The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Private-issuer   stripped   securities  are  generally  purchased  and  sold  by
institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If either Fund holds illiquid stripped securities, the amount it can hold will be subject to that Fund's investment policy limiting investments in illiquid securities to 10% for Bond Fund, and 15% for LifeSpan Income Fund.

Bond Fund may also enter into "forward roll" transactions with mortgage-backed securities. The Fund sells mortgage-backed securities it holds to banks or other buyers and simultaneously agrees to repurchase a similar security from that party at a later date at an agreed-upon price. Forward rolls are considered to be a borrowing. The Fund is required to segregate liquid assets with its custodian bank in an amount equal to its obligation under the forward roll. The main risk of this investment strategy is risk of default by the counterparty.

Asset-Backed Securities. Both Funds may invest in "asset-backed"
securities.    These    represent    interests    in   pools    of    consumer
loans
and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as a Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

Inverse    Floating    Rate    Instruments.    LifeSpan    Income   Fund   may
invest
in inverse floating rate debt instruments ("inverse floaters"), including leveraged inverse floaters and inverse floating rate
mortgage-backed     securities,     such    as    inverse     floating    rate
"interest
only" stripped mortgage-backed securities.  The interest rate on
inverse    floaters    resets   in   the   opposite    direction    from   the
market
rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Structured Notes. Both Funds may invest in structured notes. A structured note is a debt security having an interest rate or principal repayment requirement based on the performance of a benchmark asset or market, such as stock prices, currency exchange rates or commodity prices. They provide exposure to the benchmark market while fixing the maximum loss if that market does not perform as expected. Depending on the terms of the note, a Fund could lose all or part of the interest and principal that would be payable on a comparable conventional note, and the Fund's loss could not exceed that amount.

Short-Term Debt Securities. Under normal market conditions, both Funds may invest in short-term debt securities, such as money market instruments and U.S. Government securities. When the Manager believes it is appropriate (for example, for temporary defensive purposes during unstable market conditions), a Fund can hold cash or invest without limit in money market instruments.
A
Fund will invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of domestic or foreign banks and savings and loan associations.

Eurodollar   and   Yankee   Dollar   Bank    Obligations.    LifeSpan   Income
Fund
may invest in obligations of foreign branches of U.S. banks
(referred to as Eurodollar obligations) and U.S. branches of foreign banks (referred to as Yankee Dollars) as well as foreign
branches   of   foreign   banks.   These   investments   entail   risks   that
are
different from investment in securities of U.S. banks.

Small, Unseasoned Companies.  LifeSpan Income Fund may invest in
securities   of   small,    unseasoned   companies.    These   are   companies
that
have been in operation less than three years, including the
operations   of   any    predecessors.    Securities   of   these    companies
may
have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the price of these securities may be volatile.

Zero Coupon Securities. Bond Fund may invest in zero coupon securities. These securities, which may be issued by the U.S.
government, its agencies or instrumentalities or by private issuers, are purchased at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than debt securities that pay interest periodically. Interest accrues on zero coupon bonds even though cash is not actually received.

Preferred Stocks.  Bond Fund may invest in preferred stocks.
Preferred stock, unlike common stock, generally offers a stated
dividend rate payable from the corporation's earnings.  Such preferred stock dividends may be cumulative or non-cumulative,
fixed,   participating,   or   auction   rate.   If   interest   rates   rise,
a
fixed    dividend   on    preferred    stocks   may   be   less    attractive,
causing
the   price   of    preferred    stocks   to    decline.    The    rights   to
payment of
preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

Investment Restrictions

LifeSpan Income Fund and Bond Fund have certain investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Set forth below is a summary of the investment restrictions which are different for each Fund. Other investment restrictions for each Fund are substantially the same. Unless the Prospectus of the Fund states that a percentage restriction applies on an ongoing basis, it applies only at the time that Fund makes an investment and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Bond Fund - Investment Restrictions. Bond Fund cannot do the following:

1.  The  Fund   cannot   make   short   sales   except   for  sales   "against
the
box";

2. The Fund cannot borrow money or enter into reverse repurchase agreements, except that the Fund may borrow money from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), provided that the aggregate amount of all such borrowings and commitments under such agreements does not, at the time of borrowing or of entering into such an agreement, exceed 10% of the Fund's total assets taken at current market value; the Fund will not purchase additional portfolio securities at any time that the aggregate amount of its borrowings and its commitments under reverse repurchase agreements exceeds 5% of the Fund's net assets (for purposes of this restriction, entering into portfolio lending agreements shall not be deemed to constitute borrowing money); and

3. The Fund cannot concentrate its investments in any particular industry except that it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry (of the utility companies, gas, electric, water and telephone will each be considered as a separate industry); and

4. Buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (2) the Fund would own more than 10% of that issuer's voting securities.

LifeSpan Income Fund - Investment Restrictions.  LifeSpan Income
Fund cannot do the following:

1. Borrow money, except for emergency or extraordinary purposes including (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and
(iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Investment Company Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

2. A Fund cannot make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33-1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue publicly distributed bonds, debentures or other similar obligations.

3. A Fund cannot purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities. The Funds have undertaken, as a matter of non-fundamental policy, to apply this restriction to 25% or more of their assets.

4.   With   respect  to  75%  of  total   assets,   purchase   securities   of
an
issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:(a)such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b)such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Description of Brokerage Practices

The brokerage practices of the Funds are the same. Subject to the provisions of each Fund's Investment Advisory Agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of each Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers and the Manager. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained.

When either Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

The research services provided by a particular broker may be useful to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to either Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Boards of each Fund permit the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Boards also permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the each Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During LifeSpan Income Fund's fiscal periods ended December 31,1995 and October 31, 1996 and its fiscal year ended October 31, 1997, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $12,083,$3,639 and $6,349 respectively. Of that amount, during the fiscal year ended October 31, 1997, $6,340 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $3,430,340. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

During Bond Fund's fiscal years ended December 31, 1995, 1996 and 1997, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $3,742, $13,094 and $21,630, respectively. Of that amount, during the fiscal year ended December 31, 1997, $568 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $2,366,847. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Please refer to the Statement of Additional Information for each Fund for further information on each Fund's brokerage practices.

Expense Ratios and Performance

The ratio of expenses to average annual net assets for LifeSpan
Income Fund for the fiscal year ended October 31, 1997 for its
Class A, Class B and Class C shares was 1.45%, 2.18% and 2.20%, respectively. The ratio of expenses to average annual net assets
for  Bond  Fund  for  the   fiscal   year   ended   December   31,   1997  for
its
Class A, Class B and Class C were 1.27%, 2.02% and 2.02%,
respectively.  Further details are set forth  above under
"Comparative Fee Tables", and in LifeSpan Income Fund's Annual
Report  as  of  October  31,   1997,   and  Bond  Fund's   Annual   Report  as
of
December 31, 1997, which are included in the Statement of
Additional    Information.    The   performance   of   the   Funds   for   the
1,3,5
and  10   year   periods   ended   December   31,   1997  is  set   forth   in
Exhibit
B.

Shareholder Services

The policies of LifeSpan Income Fund and Bond Fund with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both LifeSpan Income Fund and Bond Fund offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Fund valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements,
(viii) exchanges of shares for shares of the same class of certain other Funds at net asset value, and (ix) telephone redemption and exchange privileges.

Shareholders may purchase shares through OppenheimerFunds
AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink). Exchanges can also be made by telephone, or automatically through PhoneLink. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone in an amount up to $100,000. Shares of either Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share; however, shares of a particular class may be exchanged only for shares of the same class of other Oppenheimer funds. Shareholders of the Funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member, through AccountLink. There is no dollar limit on telephone redemption proceeds sent to a bank account when AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink. Shareholders of each Fund may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank which is a member of the Federal Reserve wire system. Shareholders of the Funds have up to six months to reinvest redemption proceeds of their Class A shares which they purchase subject to a sales charge or their Class B shares on which they paid a contingent deferred sales charge, in Class A shares of the Funds or other Oppenheimer funds without paying a sales charge. LifeSpan Income Fund may redeem accounts with less than 100 shares. Bond Fund may redeem accounts if the account value has fallen below $1,000 for reasons other than market value fluctuations. Both Funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Rights of Shareholders

The shares of each Fund, including shares of each class, entitle the holder to one vote per share on the election of directors of the Company or trustees of the Trust, as the case my be, and all other matters submitted to shareholders of the Fund. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of each Fund vote together with the shareholders of other series of the Company or the Trust, as the case may be, in the aggregate on certain matters at shareholders' meetings, such as the election of Directors or Trustees, as the case may be, and ratification of appointment of auditors. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as a Fund, vote exclusively on any material amendment to the Investment Advisory Agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class. Each Board is authorized to create new series and classes of series. Each Board may reclassify unissued shares of the Funds into additional series or classes of shares. Each Board may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in each Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy. Each share has one vote at shareholder meetings, with fractional shares voting proportionately. Shares of a particular class vote together on matters that affect that class. Most amendments to the Articles of Incorporation in the case of LifeSpan Income Fund or Declaration of Trust in the case of Bond Fund require the approval of a "majority" of the outstanding voting securities (as defined in the Investment Company Act) of the Company's or Trust's shares without regard to class.

Class A, Class B and Class C shares of LifeSpan Income Fund and the Class A, Class B and Class C shares of Bond Fund which LifeSpan Income Fund shareholders will receive in the Reorganization participate equally in the Funds' dividends and distributions and in the Funds' net assets upon liquidation, after taking into
account     the     different     expenses     paid     by     each     class.
Distributions
and dividends for each class will be different and Class B and Class C dividends and distributions will be lower than Class A dividends.

It   is   not   contemplated   that   the   Trust   or   Company   will   hold
regular
annual meetings of shareholders. Under the Investment Company Act, shareholders of LifeSpan Income Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value, less any applicable contingent deferred sales charge. Shareholders of both of the Funds have the right, under certain circumstances, to remove a Director or Trustee, as the case may be, and will be assisted in communicating with other shareholders for such purpose.

LifeSpan Income Fund is a series of the Company, which is a corporation organized under the laws of the state of Maryland. As a general matter, shareholders of a corporation will not be liable to the corporation or its creditors with respect to their interests in the corporation as long as their shares have been paid for and the requisite corporate formalities have been observed, both in the organization of the corporation and in the conduct of its business. Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which the Trust was established disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Bond Fund's property for all losses and expenses of any shareholder held personally liable for the obligation of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the Fund itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

Organization and History

Oppenheimer Series Fund, Inc. was organized in 1981 as a multi-
series Maryland corporation. LifeSpan Income Fund is a series of
that   Company.   Oppenheimer   Integrity   Funds   was   organized   in  1982
as
a multi-series Massachusetts business trust and Bond Fund is a series of that Trust.  Oppenheimer Integrity Funds currently has one series (the Bond Fund).  Oppenheimer Integrity Funds is
governed   by  a   Board   of   Trustees.   Oppenheimer   Series   Fund   Inc.
and
Oppenheimer Integrity Funds are open-end, diversified management investment companies.  Oppenheimer Integrity Funds have an
unlimited number of authorized shares of beneficial interest.
Oppenheimer     Series    Fund,    Inc.    presently    has    five    series,
including
the  Funds.   Oppenheimer   Series   Fund,   Inc.   is  governed  by  a  Board
of
Directors.

Management and Distribution Arrangements

The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser for both LifeSpan Income Fund and Bond Fund. The terms and conditions of the Investment Advisory Agreement for each Fund are substantially the same. The monthly management fee payable to the Manager by each Fund and 12b- 1 Distribution and Service Plan fees paid by each Fund with respect to Class A, Class B and Class C shares are set forth under "Synopsis - Investment Advisory and Distribution and Service Plan Fees" along with the fees paid by the Manger to the Subadvisers for LifeSpan Income Fund.

Pursuant to each Investment Advisory Agreement, the Manager supervises the investment operations of the Funds and the composition of their portfolios, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Both Investment Advisory Agreements require the Manager to provide LifeSpan Income Fund and Bond Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds, including the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of each Fund.

BEA acts as Subadviser to LifeSpan Income Fund. The Subadviser is responsible for choosing the Fund's investments and its duties and responsibilities are set forth in the agreement with the Manager.
The Manager, not LifeSpan Income Fund, pays the Subadviser. BEA began providing management services to institutional clients in 1984. BEA is a partnership between Credit Suisse Capital Corporation and CS Advisors Corp.

Expenses not expressly assumed by the Manager under each Fund's
Investment Advisory Agreement or by OppenheimerFunds Distributor, Inc., the Funds' distributor (the "Distributor"), under the General Distributor's Agreement are paid by the Funds. The Investment Advisory Agreements list examples of expenses paid by the Funds, the major categories of which relate to interest, taxes, brokerage commissions, certain fees to Directors or Trustees, as the case may be, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The Funds' Investment Advisory Agreements contain no expense limitation. The management fee paid by LifeSpan Income Fund for the fiscal year ended October 31, 1997 was $212,649. For the fiscal year ended December 31, 1997, the management fee paid by Bond Fund was $1,751,986.

The Funds' Investment Advisory Agreements contain no expense limitation.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $75 billion as of December 31, 1997, with more than 3.5 million shareholder accounts. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for LifeSpan Income Fund and Bond Fund and for certain other open-end Funds managed by the Manager and its affiliates.

The Distributor, under a General Distributor's Agreement for each of the Funds, acts as the principal underwriter in the continuous public offering of Class A, Class B and Class C shares of each Fund. During LifeSpan Income Fund's fiscal year ended October 31, 1997, the aggregate sales charges on sales of LifeSpan Income Fund's Class A shares were $19,537, of which the Distributor and an affiliated broker-dealer retained in the aggregate $13,796. During LifeSpan Income Fund's fiscal year ended October 31,1997, the contingent deferred sales charges collected on LifeSpan Income Fund's Class B shares totaled $5,923, all of which the Distributor retained. During the Fund's fiscal year ended October 31, 1997 there were no contingent deferred sales charges collected on the Fund's Class C shares. For the fiscal year ended December 31, 1997, the aggregate amount of sales charges on sales of Bond Fund's Class A shares was $346,782, of which $134,951 was retained by the Distributor and an affiliated broker-dealer. Contingent deferred sales charges collected by the Distributor on the redemption of Class B and Class C shares for the fiscal year ended December 31, 1997 totaled $156,781 and $1,757, respectively, all of which was retained by the Distributor. For additional information about distribution of the Funds' shares and the payments made by the Funds to the Distributor in connection with such activities, please refer to "Distribution and Service Plans" in each Fund's Statement of Addition Information.

Purchase of Additional Shares

Class A shares of LifeSpan Income Fund may be purchased with an initial sales charge of 5.75% for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of LifeSpan Income Fund's Class A shares of $25,000 or more. Class A shares of Bond Fund may be purchased with an initial sales charge of 4.75% for purchases of less than $50,000. The sales charge of 4.75% is reduced for purchases of Bond Fund's Class A shares of $50,000 or more. For purchases of Class A shares of either fund of $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in each Fund's prospectus) if those shares are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of their purchase, a contingent sales charge may be deducted from the redemption proceeds. Class B shares of LifeSpan Income Fund and Bond Fund are sold at net asset value without an initial sales charge, however, if Class B shares of either Fund are redeemed within six years of the end of the calendar month of their purchase, a contingent deferred sales charge may be deducted of up to 5%, depending upon how long such shares had been held. Class C shares of either Fund may be purchased without an initial sales charge, but if sold within 12 months of buying them, a contingent deferred sales charge of 1% may be deducted.

The initial sales charge and contingent deferred sales charge on Class A shares, Class B shares and Class C shares of Bond Fund will only affect shareholders of LifeSpan Income Fund to the extent that they desire to make additional purchases of shares of Bond Fund in addition to the shares which they will receive as a result of the Reorganization. The Class A, Class B and Class C shares to be issued under the Reorganization Agreement will be issued by Bond Fund at net asset value. Future dividends and capital gain distributions of Bond Fund, if any, may be reinvested without sales charge. The contingent deferred sales charge for each class of shares for both Funds is the same. If Class A, Class B or Class C shares of LifeSpan Income Fund are currently subject to a contingent deferred sales change, the Bond Fund shares issued in the Reorganization will continue to be subject to the same contingent deferred sales charge. Any LifeSpan Income Fund shareholder who is entitled to a reduced sales charge on additional purchases by reason of a Letter of Intent or Right of Accumulation based upon holdings of shares of LifeSpan Income Fund will continue to be entitled to a reduced sales charge on any future purchase of shares of Bond Fund.

Dividends and Distributions

LifeSpan Income Fund declares dividends from net investment income on each regular business day and pays such dividends to shareholders monthly. LifeSpan Income Fund may also make distributions annually in December out of any net short-term or long-term capital gains. Bond Fund declares and pays dividends and capital gains distributions, if any, monthly. Dividends are paid separately for each class of shares and normally, the dividends on Class A shares are generally expected to be higher than for Class B and Class C shares because the expenses allocable to Class B and Class C shares will generally be higher than for Class A shares.

From time to time, Bond Fund may adopt the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends may be subject to change from time to time, depending on market conditions, the composition of the Bond Fund's portfolio and expenses borne by the Bond Fund or borne separately by that Class. A practice of attempting to pay dividends on Class A shares at a constant level would require the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. If Bond Fund, from time to time, seeks to pay dividends on Class A shares at a target level, Bond Fund anticipates it would pay dividends at the target dividend level from net investment income and other distributable income without any impact on Bond Fund's Class A net asset value per share. The Board of Trustees of Bond Fund could change the Fund's targeted dividend level at any time, without prior notice to shareholders. Bond Fund would not otherwise have a fixed dividend rate. Regardless, there can be no assurance as to the payment of any dividends or the realization of any capital gains. There is no fixed dividend rate for LifeSpan Income Fund and there can be no assurance that LifeSpan Income Fund will pay any dividends or distributions.


                   METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of LifeSpan Income Fund and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of LifeSpan Income Fund, excluding the Cash Reserve, will be delivered to Bond Fund in exchange for Class A, Class B and Class C shares of Bond Fund. The Cash Reserve to be retained by LifeSpan Income Fund will be sufficient in the discretion of the Board for the payment of LifeSpan Income Fund's liabilities, and LifeSpan Income Fund's expenses of liquidation.

Assuming the shareholders of LifeSpan Income Fund approve the Reorganization, the actual exchange of assets is expected to take place on May 29, 1998, or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of LifeSpan Income Fund shall be permanently suspended at the close of business on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by LifeSpan Income Fund after that date will be treated as requests for redemptions of Class A, Class B or Class C shares of Bond Fund to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the Class A, Class B and Class C shares of Bond Fund, and the value of the assets of LifeSpan Income Fund to be transferred as of the close of business on the Valuation Date, valued in the manner used by Bond Fund in the valuation of assets. Bond Fund is not assuming any of the liabilities of LifeSpan Income Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Bond Fund to LifeSpan Income Fund will be the same as the value of the assets received by Bond Fund. For example, if, on the Valuation Date, LifeSpan Income Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Bond Fund would be $100,000. If the net asset value per share of Bond Fund were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 / $10). These 10,000 shares of Bond Fund would be distributed to the former shareholders of LifeSpan Income Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

Following the Closing Date, LifeSpan Income Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A, Class B and Class C shares of Bond Fund received by LifeSpan Income Fund at the Closing, in liquidation of the outstanding shares of LifeSpan Income Fund, and the outstanding shares of LifeSpan Income Fund will be canceled. To assist LifeSpan Income Fund in this distribution, Bond Fund will, in accordance with a shareholder list supplied by LifeSpan Income Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Bond Fund to each shareholder of LifeSpan Income Fund. Certificates for Class A shares of Bond Fund will be issued upon written request of a former shareholder of LifeSpan Income Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Bond Fund and only for shares represented by certificates are delivered for cancellation. Former Class A shareholders of LifeSpan Income Fund who wish certificates representing their shares of Bond Fund must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box
5270, Denver, Colorado 80217. Shareholders of LifeSpan Income Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Bond Fund.

Under the Reorganization Agreement, within one year after the Closing Date, LifeSpan Income Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Bond Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of LifeSpan Income Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of LifeSpan Income Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, LifeSpan Income Fund will complete its liquidation.

The obligations of either LifeSpan Income Fund or Bond Fund under the Agreement shall be subject to the right of either Fund to abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the Closing, any material legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereto removed prior to the Closing Date.

In    the    event    that    the    Reorganization     Agreement    is    not
consummated
for any reason, the Board will consider and may submit to the shareholders other alternatives.


                             ADDITIONAL INFORMATION

Financial Information

The   Reorganization   will   be   accounted   for  by  the   surviving   Fund
in
its     financial     statements     similar    to    a    pooling     without
restatement.
Further financial information as to LifeSpan Income Fund is
contained in its current Prospectus, which is available without
charge   from   OppenheimerFunds    Services,   the   Transfer   Agent,   P.O.
Box

5270, Denver, Colorado 80217, and is incorporated herein by reference, and in its Annual Report as of October 31, 1997, which are included in its Statement of Additional Information. Financial information for Bond Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein by reference, and in its Annual Report as of December 31, 1997 which are included in its Statement of Additional Information.

Public Information

Additional information about LifeSpan Income Fund and Bond Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) Bond Fund's Prospectus dated April 30, 1997 accompanying this Proxy Statement and incorporated herein; (ii) LifeSpan Income Fund's Prospectus dated February 19, 1998, which may be obtained without charge by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217; (iii) Bond Fund's Annual Report as of December 31, 1997, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above; and (iv) LifeSpan Income Fund's Annual Report as of October 31, 1997, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Statement of Additional Information relating to this Reorganization, which incorporates by reference the Bond Fund Statement of Additional Information dated April 30, 1997, and LifeSpan Income Fund's Prospectus and Statement of Additional Information dated February 19, 1998; the organization and operation of Bond Fund and LifeSpan Income Fund; more information on investment policies, practices and risks; information about the the Trust's Board and the Company's Board and their responsibilities; a further description of the services provided by Bond Fund's and LifeSpan Income Fund's Manager, Distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares and/or contingent deferred sales charges, as applicable of Class A, Class B and Class C shares of Bond Fund and LifeSpan Income Fund; purchase, redemption and exchange programs; the different expenses paid by each class of shares; and distribution arrangements.

The Trust on behalf of Bond Fund and the Company of behalf of LifeSpan Income Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about LifeSpan Income Fund and Bond Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                                 OTHER BUSINESS

Management of LifeSpan Income Fund knows of no business other than the matters specified above which will be presented at the Meeting.
Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Directors



Andrew J. Donohue, Secretary


April 1, 1998                                                              305

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of May 29, 1998, by and between Oppenheimer LifeSpan Income Fund("LifeSpan Income Fund"), a series of Oppenheimer Series
Fund,
Inc.,    a    Maryland    corporation    (the    "Company"),and    Bond   Fund
("Bond
Fund"), a series of Oppenheimer Integrity Funds, a Massachusetts business trust (the "Trust").

                             W I T N E S S E T H:

      WHEREAS, the parties are each a series of an open-end investment company of the management type; and

      WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of LifeSpan Income Fund through the acquisition by Bond Fund of substantially all of the assets of LifeSpan Income Fund in exchange for the voting shares of beneficial interest ("shares") of Class A, Class B and Class C shares of Bond Fund and the assumption by Bond Fund of certain liabilities of LifeSpan Income Fund, which Class A, Class B and Class C shares of Bond Fund are to be distributed by LifeSpan Income Fund pro rata to its shareholders in complete liquidation of LifeSpan Income Fund and complete cancellation of its shares;

      NOW,    THEREFORE,    in    consideration   of   the   mutual   promises
herein
contained, the parties hereto agree as follows:

     1.     The   parties    hereto   hereby   adopt   this    Agreement   and
Plan
of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Bond Fund of substantially all of the properties and assets of LifeSpan Income Fund in exchange for Class A, Class B and Class C shares of Bond Fund and the assumption by Bond Fund of certain liabilities of LifeSpan Income Fund, followed by the distribution of such Class A, Class B and Class C shares of Bond Fund shares to the Class A, Class B and Class C shareholders of LifeSpan Income Fund in exchange for their Class A, Class B and Class C shares of LifeSpan Income Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

            The share transfer books of LifeSpan Income Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by LifeSpan Income Fund; redemption requests received by LifeSpan Income Fund after that date shall be
treated   as   requests   for   the   redemption   of  the   shares   of  Bond
Fund
to be distributed to the shareholder in question as provided in
Section 5.

     2. On the Closing Date (as hereinafter defined), all of the assets of LifeSpan Income Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by LifeSpan Income Fund sufficient in its discretion for the payment of the expenses of LifeSpan Income Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Bond Fund, in exchange for and against delivery to LifeSpan Income Fund on the Closing Date of a number of Class A, Class B and Class C shares of Bond Fund, having an aggregate net asset value equal to the value of the assets of LifeSpan Income Fund so transferred and delivered.

     3. The net asset value of Class A, Class B and Class C shares of Bond Fund and the value of the assets of LifeSpan Income Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B and Class C shares of Bond Fund and the Class A, Class B and Class C shares of LifeSpan Income Fund shall be done in the manner used by Bond Fund and LifeSpan Income Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Bond Fund in such computation shall be applied to the valuation of the assets of LifeSpan Income Fund to be transferred to Bond Fund.

            LifeSpan Income Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to LifeSpan Income Fund's shareholders all of LifeSpan Income Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

     4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on May 29, 1998 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

     In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the

Closing   Date   shall   be   postponed   until   the   first   business   day
after
the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

     5. In conjunction with the Closing, LifeSpan Income Fund shall distribute on a pro rata basis to the shareholders of LifeSpan Income Fund on the Valuation Date the Class A, Class B and Class C shares of Bond Fund received by LifeSpan Income Fund on the Closing Date in exchange for the assets of LifeSpan Income Fund in complete liquidation of LifeSpan Income Fund; for the purpose of the distribution by LifeSpan Income Fund of Class A, Class B and Class C shares of Bond Fund to its shareholders, Bond Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B and Class C shares of Bond Fund on the books of Bond Fund to each Class A, Class B and Class C shareholder, respectively of LifeSpan Income Fund in accordance with a list (the "Shareholder List") of its shareholders received from LifeSpan Income Fund; and
(b) confirm an appropriate number of Class A, Class B and Class C shares of Bond Fund to each shareholder of LifeSpan Income Fund; certificates for Class A, Class B and Class C shares of Bond Fund will be issued upon written request of a former shareholder of LifeSpan Income Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Bond Fund.

            The   Shareholder   List   shall   indicate,   as  of  the   close
of
business on the Valuation Date, the name and address of each shareholder of LifeSpan Income Fund, indicating his or her share balance.  LifeSpan Income Fund agrees to supply the Shareholder
List    to    Bond    Fund    not    later    than    the    Closing     Date.
Shareholders of
LifeSpan    Income    Fund    holding    certificates    representing    their
shares
shall  not  be   required   to   surrender   their   certificates   to  anyone
in
connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Bond Fund which they received.

     6. Within one year after the Closing Date, LifeSpan Income Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Bond Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of LifeSpan Income Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or
exceeds   one   cent  per   share  of   LifeSpan   Income   Fund   outstanding
on
the Valuation Date.

     7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Bond Fund will be in compliance with all of its investment policies and restrictions. Promptly after the
Closing,
LifeSpan Income Fund shall deliver to Bond Fund two copies of a list setting forth the securities then owned by LifeSpan Income Fund. Promptly after the Closing, LifeSpan Income Fund shall provide Bond Fund a list setting forth the respective federal income tax bases thereof.

     8. Portfolio securities or written evidence acceptable to Bond Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by LifeSpan Income Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by LifeSpan Income Fund on the Closing Date to Bond Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Bond Fund for the account of Bond Fund. Shares of Bond Fund representing the number of shares of Bond Fund being delivered against the assets of LifeSpan Income Fund, registered in the name of LifeSpan Income Fund, shall be transferred to LifeSpan Income Fund on the Closing Date. Such shares shall thereupon be assigned by LifeSpan Income Fund to its shareholders so that the shares of Bond Fund may be distributed as provided in Section 5.

            If, at the Closing Date, LifeSpan Income Fund is unable in the ordinary course of business to make delivery under this Section 8 to Bond Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by LifeSpan Income Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or LifeSpan Income Fund's custodian, then the delivery requirements of this
Section 8 with respect to said undelivered securities or cash will be waived and LifeSpan Income Fund will deliver to Bond Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Bond Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Bond Fund.

     9. Bond Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of LifeSpan Income Fund, but LifeSpan Income Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by LifeSpan Income Fund. LifeSpan Income Fund and Bond Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of Bond Fund and LifeSpan Income Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by LifeSpan Income Fund and Bond Fund, respectively, in the amounts so incurred by each.

     10. The obligations of Bond Fund hereunder shall be subject to the following conditions:

            A. The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the shareholders of LifeSpan Income Fund shall have approved the Agreement and the transactions contemplated thereby, and LifeSpan Income Fund shall have furnished to Bond Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Company; such shareholder approval shall have been by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of LifeSpan Income Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

            B. Bond Fund shall have received an opinion dated the Closing Date of counsel to LifeSpan Income Fund, to the effect that (i) LifeSpan Income Fund is a series of the Company which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Maryland counsel may be relied upon for this opinion); and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on LifeSpan Income Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by LifeSpan Income Fund.

            C.     The representations and warranties of LifeSpan
Income   Fund   contained   herein   shall   be  true  and   correct   at  and
as of
the Closing Date, and Bond Fund shall have been furnished with a
certificate   of   the   President,    or   a   Vice    President,    or   the
Secretary
or   the   Assistant    Secretary   or   the   Treasurer   of   the   Company,
dated
the Closing Date, to that effect.

            D.     On the Closing Date, LifeSpan Income Fund shall
have furnished to Bond Fund a certificate of the Treasurer or
Assistant   Treasurer   of   the   Company   as   to   the   amount   of   the
capital
loss      carry-over      and     net     unrealized      appreciation      or
depreciation, if
any,   with   respect   to   LifeSpan   Income   Fund   as  of   the   Closing
Date.

            E.     The   Cash   Reserve   shall   not   exceed   10%   of  the
value
of the net assets, nor 30% in value of the gross assets, of LifeSpan Income Fund at the close of business on the Valuation
Date.

            F. A Registration Statement on Form N-14 filed by the Company under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than May 29, 1998.

            G. On the Closing Date, Bond Fund shall have received a letter from Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Bond Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of LifeSpan Income Fund arising out of litigation brought against LifeSpan Income Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of LifeSpan Income Fund delivered to Bond Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

            H.     Bond  Fund   shall  have   received   an   opinion,   dated
the
Closing   Date,   of  KPMG  Peat   Marwick   LLP,   to  the  same   effect  as
the
opinion contemplated by Section 11.E of the Agreement.

            I. Bond Fund shall have received at the closing all of the assets of LifeSpan Income Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

     11. The obligations of LifeSpan Income Fund hereunder shall be subject to the following conditions:

            A. The Board of Directors of the Company shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Bond Fund shall have furnished to LifeSpan Income Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Trust.

            B.     LifeSpan Income Fund's shareholders shall have
approved the Agreement and the transactions contemplated hereby, by an affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of LifeSpan Income Fund, and LifeSpan Income Fund shall have furnished Bond Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Company.

            C. LifeSpan Income Fund shall have received an opinion dated the Closing Date of counsel to Bond Fund, to the effect that (i) Bond Fund is a series of the Trust which is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon for this opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Bond Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Bond Fund, and (iii) the shares of Bond Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth in Bond Fund's Registration Statement.

            D. The representations and warranties of Bond Fund contained herein shall be true and correct at and as of the Closing Date, and LifeSpan Income Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of the Trust to that effect dated the Closing Date.

            E. LifeSpan Income Fund shall have received an opinion of KPMG Peat Marwick LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Plan of Reorganization and in accordance with (i) LifeSpan Income Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of LifeSpan Income Fund's outstanding shares, and, to LifeSpan Income Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Bond Fund shares received in the transaction that would reduce LifeSpan Income Fund shareholders' ownership of Bond Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date, and (ii) the representation by each of LifeSpan Income Fund and Bond Fund that, as of the Closing Date, LifeSpan Income Fund and Bond Fund will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

                   1.   The      transactions      contemplated     by     the
Agreement
will   qualify   as   a   tax-free   "reorganization"   within   the   meaning
of
Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

                   2. LifeSpan Income Fund and Bond Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

                   3. No gain or loss will be recognized by the shareholders of LifeSpan Income Fund upon the distribution of shares of beneficial interest in Bond Fund to the shareholders of LifeSpan Income Fund pursuant to Section 354 of the Code.

                   4. Under Section 361(a) of the Code no gain or loss will be recognized by LifeSpan Income Fund by reason of the transfer of substantially all its assets in exchange for shares of Bond Fund.

                   5. Under Section 1032 of the Code no gain or loss will be recognized by Bond Fund by reason of the transfer of substantially all LifeSpan Income Fund's assets in exchange for Class A, Class B and Class C shares of Bond Fund and Bond Fund's assumption of certain liabilities of LifeSpan Income Fund.

                   6. The shareholders of LifeSpan Income Fund will have the same tax basis and holding period for the Class A, Class B or Class C shares of beneficial interest in Bond Fund that they receive as they had for LifeSpan Income Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

                   7. The securities transferred by LifeSpan Income Fund to Bond Fund will have the same tax basis and holding period in the hands of Bond Fund as they had for LifeSpan Income Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

            F.     The   Cash   Reserve   shall   not   exceed   10%   of  the
value
of the net assets, nor 30% in value of the gross assets, of LifeSpan Income Fund at the close of business on the Valuation
Date.

            G. A Registration Statement on Form N-14 filed by the Company under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than May 29, 1998.

            H.     On the Closing Date, LifeSpan Income Fund shall
have received a letter of Andrew J. Donohue or other senior
executive    officer    of     OppenheimerFunds,     Inc.     acceptable    to
LifeSpan
Income    Fund,    stating   that   nothing   has   come   to   his   or   her
attention
which   in   his   or   her   judgment   would   indicate   that   as  of  the
Closing
Date there were any material actual or contingent liabilities of
Bond Fund arising out of litigation brought against Bond Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Bond Fund delivered to LifeSpan Income
Fund.
Such    letter    may    also    include    such     additional     statements
relating to
the scope of the review conducted by such person and his or her
responsibilities    and   liabilities   as   are   not   unreasonable    under
the
circumstances.

            I. LifeSpan Income Fund shall acknowledge receipt of the shares of Bond Fund.

     12. The Company on behalf of LifeSpan Income Fund hereby represents and warrants that:

            A. The financial statements of LifeSpan Income Fund as at October 31, 1997(audited) heretofore furnished to Bond Fund, present fairly the financial position, results of operations, and changes in net assets of LifeSpan Income Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1997 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of LifeSpan Income Fund, it being agreed that a decrease in the size of LifeSpan Income Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

            B. Contingent upon approval of the Agreement and the transactions contemplated thereby by LifeSpan Income Fund's shareholders, LifeSpan Income Fund has authority to transfer all of the assets of LifeSpan Income Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

            C. The Prospectus, as amended and supplemented, contained in LifeSpan Income Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            D.     There is no material contingent liability of
LifeSpan    Income   Fund   and   no   material    claim   and   no   material
legal,
administrative     or    other     proceedings     pending    or,    to    the
knowledge of
LifeSpan   Income   Fund,    threatened    against   LifeSpan   Income   Fund,
not
reflected in such Prospectus;

            E. Except for this Agreement, there are no material contracts outstanding to which LifeSpan Income Fund is a party other than those ordinary in the conduct of its business;

            F. LifeSpan Income Fund is a series of the Company which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and the Company is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

            G. All Federal and other tax returns and reports of LifeSpan Income Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of LifeSpan Income Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of LifeSpan Income Fund ended October 31, 1997 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

            H. LifeSpan Income Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, LifeSpan Income Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and LifeSpan Income Fund intends to meet such requirements with respect to its current taxable year.

     13. The Trust on behalf of Bond Fund hereby represents and warrants that:

            A. The financial statements of Bond Fund as at December 31, 1997 (audited) heretofore furnished to LifeSpan Income Fund, present fairly the financial position, results of operations, and changes in net assets of Bond Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from __________, 199_ through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Bond Fund, it being understood that a decrease in the size of Bond Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

            B.     The Prospectus contained in the Trust's
Registration Statement under the 1933 Act, is true, correct and
complete,   conforms   to  the   requirements   of  the   1933  Act  and  does
not
contain   any   untrue   statement   of   a   material   fact   or   omit   to
state a
material fact required to be stated therein or necessary to make
the     statements     therein    not     misleading.     The     Registration
Statement,
as amended, was, as of the date of the filing of the last Post-
Effective    Amendment,    true,   correct   and   complete,    conformed   to
the
requirements of the 1933 Act and did not contain any untrue
statement of a material fact or omit to state a material fact
required    to   be    stated    therein    or    necessary    to   make   the
statements
therein not misleading;

            C. Except for this Agreement, there is no material contingent liability of Bond Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Bond Fund, threatened against Bond Fund, not reflected in such Prospectus;

            D. Except for this Agreement, there are no material contracts outstanding to which Bond Fund is a party other than those ordinary in the conduct of its business;

            E.     Bond Fund is a series of the Trust which is a
Massachusetts    business    trust   duly    organized,    validly    existing
and
in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Bond Fund which it issues to LifeSpan Income Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in Bond Fund's Registration Statement; and will conform to the description thereof contained in Bond Fund's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and Bond Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

            F.     All Federal and other tax returns and reports of
Bond Fund required by law to be filed have been filed, and all
Federal   and  other   taxes   shown   due  on  said   returns   and   reports
have
been   paid  or   provision   shall   have   been   made   for   the   payment
thereof
and to the best of the knowledge of Bond Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Bond Fund ended December 31, 1997
have  not  been   filed,   such   returns   will  be   filed   when   required
and
the amount of tax shown as due thereon shall be paid when due;

            G.     Bond   Fund   has    elected    to   be    treated   as   a
regulated
investment company and, for each fiscal year of its operations,

Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Bond Fund intends to meet such requirements with respect to its current taxable year;

            H. Bond Fund has no plan or intention (i) to dispose of any of the assets transferred by LifeSpan Income Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

            I.     After       consummation      of      the      transactions
contemplated
by the Agreement, Bond Fund intends to operate its business in a substantially unchanged manner.

     14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Bond Fund hereby represents to and covenants with LifeSpan Income Fund that, if the reorganization becomes effective, Bond Fund will treat each shareholder of LifeSpan Income Fund who received any of Bond Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Bond Fund received by such shareholder for the purpose of making additional investments in shares of Bond Fund, regardless of the value of the shares of Bond Fund received.

     15. Bond Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Oppenheimer LifeSpan Income Fund covenants and agrees, as soon as practicable and, upon closing, to cause the cancellation of its outstanding shares.

     16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

     17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

     18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

     19. LifeSpan Income Fund understands that the obligations of Bond Fund under the Agreement are not binding upon any Trustee or shareholder of Bond Fund personally, but bind only Bond Fund and Bond Fund's property. LifeSpan Income Fund represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and trustee liability for acts or obligations of Bond Fund.

     IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                        OPPENHEIMER INTEGRITY FUNDS
                        on behalf of
                        OPPENHEIMER BOND FUND




                         By:____________________________
                          Andrew J. Donohue, Secretary

                        OPPENHEIMER SERIES FUND, INC.
                        on behalf of
                        OPPENHEIMER LIFESPAN INCOME FUND




                      By:_________________________________
                          Andrew J. Donohue, Secretary

                                    Exhibit B



                          Average Annual Total Returns
                         for the Periods Ended 12/31/97


                                           1-year   3-year   5-year  10-year


Bond Fund Class A Shares(1)                4.90%    8.75%    6.40%     -

LifeSpan Income Fund Class A Shares(1)     5.36%      -       -        -

Bond Fund Class B Shares(2)                4.41%    8.87%      -       -

LifeSpan Income Fund Class B Shares(2)     5.98%      -        -       -

Bond Fund Class C Shares(3)                8.39%      -        -       -

LifeSpan Income Fund Class C Shares(3)    10.58%      -        -       -



Total Returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. An explanation of the different performance calculations is in each Fund's Prospectus.

(1) Class A returns include the current maximum initial sales charge of 5.75% for LifeSpan Income Fund and the current maximum initial sales charge of 4.75% for Bond Fund.

(2) Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (3-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

(3) Class C returns reflect the 1% contingent deferred sales charge for the 1-year result. Class C shares are subject to an annual
0.75% asset-based sales charge.

                              OPPENHEIMER BOND FUND
               6803 South Tucson Way, Englewood, Colorado 80112
                                1-800-525-7048

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  April 1, 1998


     This Statement of Additional Information of Oppenheimer Bond Fund consists of this cover page and the following documents:

1. Statement of Additional Information of Oppenheimer Bond Fund dated April 30, 1997.

2.     Prospectus    of    Oppenheimer     LifeSpan    Income    Fund    dated
February
19, 1998.

3. Statement of Additional Information of Oppenheimer LifeSpan Income Fund dated February 19, 1998.

4. Oppenheimer Bond Fund's Annual Report as of December 31, 1997.

5.    Oppenheimer    LifeSpan    Income    Fund's    Annual   Report   as   of
October
31, 1997.

6.   Pro    Forma     Financial     Statements,     including     Pro    Forma
Statement
of    Investments    of    Oppenheimer     LifeSpan     Income    Fund    into
Oppenheimer
Bond Fund.

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Proxy Statement and Prospectus of Oppenheimer Bond Fund dated April 1, 1998, which may be obtained by written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217, or by calling OppenheimerFunds Services at the toll-free number shown above.





MERGE\305.#1




LifeSpan Income Fund

Proxy for Special Shareholders Meeting To Be Held June 9, 1998

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

           Please detach at perforation before mailing.
--------------------------------------------------------------------------------
LifeSpan Income Fund

Proxy For Special Shareholders Meeting to be held June 9, 1998

The undersigned shareholder of LifeSpan Income Fund, a series of Oppenheimer Series Fund, Inc. (the "Fund"), does hereby appoint Robert J. Bishop, George C. Bowen, Andrew J. Donohue and Scott T. Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of the Shareholders of the Fund to be held on June 9, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

                                     (Over)
                                       305

LifeSpan Income Fund

Proxy for Special Shareholders Meeting To Be Held June 9, 1998

Your shareholder vote is important!

Your prompt response can save your Fund money. Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

           Please detach at perforation before mailing.
--------------------------------------------------------------------------------
1. The Proposal: To approve an Agreement and Plan of Reorganization between Oppenheimer Series Fund, Inc. on behalf of the Fund and Oppenheimer Integrity Funds on behalf of Oppenheimer Bond Fund ("Bond Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of the Fund in exchange for shares of Bond Fund, (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund, and
(c) the cancellation of the outstanding shares of the Fund.

      o    FOR       o    AGAINST         o    ABSTAIN

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                               Dated:    _________________________,
1998
                                          (Month)        (Day)


                               ----------------------------------------
                               Signature(s)


                               ----------------------------------------
                               Signature(s)

                               Please   read  both  sides  of  this
ballot

                                     (Over)
                                       305

merge\305.bal

OPPENHEIMER BOND FUND

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048


Statement of Additional Information dated April 30, 1997.


      This Statement of Additional Information of Oppenheimer Bond Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 30, 1997. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents

                                                                            Page

About the Fund
Investment Objective and Policies......................................2
   Investment Policies and Strategies..................................2
   Other Investment Techniques and Strategies..........................8
   Other Investment Restrictions......................................19
How the Fund is Managed...............................................20
Organization and History..............................................20
Trustees and Officers of the Fund.....................................21
The Manager and Its Affiliates........................................26
Brokerage Policies of the Fund........................................28
Performance of the Fund...............................................29
Distribution and Service Plans........................................34
About Your Account
How to Buy Shares.....................................................36
How to Sell Shares....................................................44
How to Exchange Shares................................................47
Dividends, Capital Gains and Taxes....................................49
Additional Information About the Fund.................................51

Financial Information About the Fund
Independent Auditors' Report..........................................51
Financial Statements..................................................53
Appendix A: Corporate Industry Classification........................A-1

ABOUT THE FUND

Investment Objective And Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies, and the types of securities in which the Fund invests as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

      o Debt Securities. All debt securities are subject to two types of risk: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security).

      o Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.

      o Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute the Fund's net asset values.

      o Commercial Paper. The Fund's commercial paper investments, in addition to those described in the Prospectus, include the following:

      Variable Amount Master Demand Notes. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.

      Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

      o Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Illiquid and Restricted Securities" in the Prospectus on investments by the Fund in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrowers. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the value of that participation interest and in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

      o Bank Obligations and Instruments Secured Thereby. The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

      Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits, other than those maturing in seven days or less, that are subject to withdrawal penalties are subject to the limitation on investments by the Fund in illiquid investments, set forth in the Prospectus under "Illiquid and Restricted Securities."

      Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

      |X| Securities of Foreign Governments and Companies. As stated in the Prospectus, the Fund may invest in debt obligations (which may be dominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities.

      The percentage of the Fund's assets that will be allocated to foreign securities will vary from time to time depending on, among other things, the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. The Manager will consider an issuer's affiliation, if any, with a foreign government as one of the factors in determining whether to purchase any
particular  foreign  security.   These  factors  are  judged  on  the  basis  of
fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

      Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

      Securities of foreign issuers that are represented by American depository receipts, or that are only listed on a U.S. securities exchange, or are only traded in the U.S. over-the-counter market are not considered "foreign securities," because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding must be approved by the Fund's Board of Trustees if required under applicable SEC rules.

      The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

      Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. There may be a lack of public information about foreign issuers. Foreign countries may not have financial reporting, accounting and auditing standards comparable to those that apply to U.S. issuers. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. They may have increased delays in settling portfolio transactions. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies Hedging," below.

      The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

      o U.S. Government Securities. U.S. Government Securities are debt obligations issued or
guaranteed   by   the   U.S.   Government   or  one   of   its   agencies   or
instrumentalities, and include "zero coupon"
Treasury securities and mortgage-backed securities and CMOs.

      o Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government agencies may also issue collateralized mortgage-backed obligations ("CMOs"), discussed below.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

      The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

      Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Trustees and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

      o GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments when due.

      The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

      o FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

      o FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

      GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

      o Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. government instrumentality, or a private issuer, which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

        o Asset-Backed Securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

Other Investment Techniques And Strategies

      o Hedging with Options and Futures Contracts. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) purchase puts on such Futures or securities, or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency and on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional Information about the Hedging Instruments the Fund may use is provided below. At present, the Fund does not intend to enter into Futures, Forward Contracts and options on Futures if, after any such purchase, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

      o Writing Call Options. The Fund may write (i.e. sell) call options ("calls") on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets, to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 50% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

      o Writing Put Options. The Fund may write put options on debt securities or Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put lapses unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      The Trustees have adopted a non-fundamental policy that the Fund may only purchase call options and put options with a value of up to 5% of its net assets.

      o Purchasing Puts and Calls. The Fund may purchase calls in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. When the Fund purchases a call, it pays a premium (other than in a closing purchase transaction) and, except as to calls on bond indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

      Purchasing either a put on Interest Rate Futures or on debt securities it does not own permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an Interest rate Future or debt security not held by it, the put protects the Fund to the extent that the prices of the underlying Future or debt securities move in a similar pattern of the debt securities in the Fund's portfolio.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

      Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      o Options on Foreign Currencies. The Fund intends to write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs.

      A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, liquid securities of any type including equity and debt securities of any grade in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      o Futures. The Fund may buy and sell Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future or a foreign currency exchange contract ("Forward Contract"), discussed below. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract. A securities index assigns relative values to the securities included in that index and is used as a basis for trading long-term Financial Futures contracts. Financial Futures reflect the price movements of securities included in the index. They differ from Interest Rate Futures in that settlement is made in cash rather than by delivery of the underlying investment.

      Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis.

      At any time prior to the expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although
Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

      The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

      The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").


      The Fund will identify to the Custodian liquid securities of any type including equity and debt securities of any grade having a value equal to the aggregate net amount of the Fund's exposure under forward contracts entered into with respect to position hedges and cross hedges. If the value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's obligations with respect to such contracts. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.
      A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".

      o Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it unless subject to a buy-back agreement with the executing broker. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position.
 However, under the Rule
the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser.

Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, liquid securities of any type including equity and debt securities of any grade in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      o Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Bond Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

      Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

      Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      o Possible Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk when hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      o Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Trust's Board of Trustees from time to time), for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      o Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

      The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      o Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, or risks of delay in recovery of securities, or loss of rights in the collateral should the borrower fail financially. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      o When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market
exists,  but  which  are  not  available  for  immediate  delivery.   When  such
transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of liquid securities of any type including equity and debt securities of any grade at least equal to the value of purchase commitments until payment is made.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when- issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

      When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Other Investment Restrictions

      The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective, cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Trust may not, on behalf of the Fund do any of the following:

      o The Fund may not act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

      o The Fund may not invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans (this restriction does not prevent the Fund from purchasing securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs);

      o The Fund may not make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities;

      o The Fund may not pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of the pledge not exceeding

      15% of the cost of the Fund's total assets and except in connection with permitted transactions in options, futures contracts and options on futures contracts, and except for reverse repurchase agreements and securities lending;

      o The Fund may not purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer's securities are beneficially owned by officers and trustees of the Trust or officers and directors of Massachusetts Mutual Life Insurance Company ("MassMutual") who individually beneficially own more than 1/2 of 1% of the securities of such issuer; and

      o The Fund may not make loans to an officer, trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual.

      In addition to the investment restrictions described above and those contained in the Prospectus, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such nonfundamental policies and guidelines, the Fund may not: (1) invest for the purpose of exercising control over, or management of, any company; (2) purchase any security of a company which (including any predecessor, controlling person, general partner and guarantor) has a record of less than three years of continuous operations or relevant business experience , if such purchase would cause more than 5% of the current value of the Fund's assets to be invested in such companies; and (3) invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

      For purposes of the Fund's policy not to concentrate investments as described in the investment restrictions in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This policy is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is one of two series of Oppenheimer Integrity Funds (the "Trust"). This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund. The Trust was established in 1982 as MassMutual Liquid Assets Trust and changed its name to MassMutual Integrity Funds on April 15, 1988. The Fund was reorganized from a closed-end investment company known as MassMutual Income Investors, Inc. into a series of the Trust on April 15, 1988. On March 29, 1991, the Trust changed its name from MassMutual Integrity Funds to Oppenheimer Integrity Funds and the Fund changed its name from MassMutual Investment Grade Bond Fund to Oppenheimer Investment Grade Bond Fund. On July 10, 1995, the Fund changed its name to Oppenheimer Bond Fund.

      Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund and of the Trust's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Trust. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

      The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of at least 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Trust valued at $25,000 or more or holding at least 1% of the Trust's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicant's expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances, the risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers of the Fund

      The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. All of the Trustees are also Trustees, Directors or Managing General Partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer

Equity Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer
High Yield Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc.,
Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Municipal Fund, Oppenheimer Total Return Fund, Inc.,Oppenheimer Real Asset Fund, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax-Exempt Income Fund, Inc., (the "Denver-based Oppenheimer funds"), except for Mr. Fossel and Ms. Macaskill who are not Trustees or Directors Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. Mr. Fossel also is not a trustee of Centennial New York Tax Exempt Trust and he is not a Managing General Partner of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. As of April 2, 1997, the Trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding Class A shares, none of the Fund's outstanding Class B shares and none of the Fund's outstanding Class C shares. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan one of the Trustees and officers listed below, Mr. Donohue, is a trustee), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

Robert G. Avis, Trustee*; Age: 65
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age: 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age: 66
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly
Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

Sam Freedman, Trustee; Age: 56
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

--------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Raymond J. Kalinowski, Trustee; Age: 67
44 Portland Drive, St. Louis, Missouri 63131
Director  of  Wave  Technologies  International,   Inc.  a  computer  products
training company; formerly Vice
Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc.
(a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age: 75
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age: 75
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Ned M. Steel, Trustee; Age: 81
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; director of Visiting Nurse Corporation of Colorado; formerly
Senior Vice President and a director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman, Chief Executive Officer and Trustee*; Age: 63 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager; formerly President and director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial") and Chairman of the Board of SSI.

Bridget A. Macaskill, President; Age: 48
President, Chief Executive Officer and a Director of the Manager and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of SSI and Shareholder Financial Services, Inc.; President and a director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

Andrew J. Donohue, Vice President and Secretary; Age: 46
Executive Vice President, General Counsel and a Director of the Manager, the Distributor, HarbourView, SSI, SFSI, Oppenheimer Partnership Holdings, Inc. and MultiSource Services, Inc. (a broker-dealer); President and a director of Centennial; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; an officer of other Oppenheimer funds.

George C. Bowen, Vice President, Assistant Secretary and Treasurer; Age: 60 6803 Tucson Way, Englewood, Colorado 80112 Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Treasurer of
--------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

David P. Negri, Vice President and Portfolio Manager; Age: 42
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; an officer of other Oppenheimer funds.

David Rosenberg, Vice President and Portfolio Manager; Age 38 Two World Trade Center, New York, New York 10048-0203 Vice President of the Manager; an officer of other Oppenheimer funds; formerly Vice President and Senior Portfolio Manager for Delaware Investment Advisors.

Robert G. Zack, Assistant Secretary; Age: 48
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI;
an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 38
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller of the Manager.

Scott Farrar, Assistant Treasurer; Age: 31
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds.

o Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Mr. Swain) who is affiliated with the Manager receives no salary or fee from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining Trustees of the Fund received the compensation shown below. Mr. Freedman became a Trustee June 27, 1996 and received no compensation from the Fund before that date. The compensation from the Fund was paid during fiscal year ended December 31, 1996. The compensation from all of the other Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board of those funds during the calendar year 1996. Compensation is paid for services in the positions listed beneath their names:

                               Total Compensation
                                     Aggregate              From All
                                     Compensation           Denver-based
Name and Position                    from Fund              OppenheimerFunds1

Robert G. Avis                       $727                   $58,003
  Trustee

William A. Baker                     $1,000                 $79,715
  Audit and Review Committee
  Chairman and Trustee

Charles Conrad, Jr.                  $937                   $74,717
  Audit and Review Committee
  Member and Trustee

C. Howard Kast                       $930                   $74,173
 Risk Management
 Oversight Committee Member
 and Trustee

Raymond J. Kalinowski                $930                   $74,173
  Oversight Committee Member
  and Trustee

Robert M. Kirchner                   $937                   $74,717
  Audit and Review Committee
  Member and Trustee

Ned M. Steel                         $728                   $58,003
  Trustee

Sam Freedman                         $370                   $29,502
 Trustee
-------------
1For the 1996 calendar year.

      o Major Shareholders. As of March 21, 1997, the only entities that owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares was (i)Merrill Lynch Fenner & Smith, 4800 Deer Lake Drive E FL3, Jacksonville, FL 32246-6484 who owned 245,242.000 Class B shares (approximately 6.65% of the Fund's Class B shares then outstanding) (ii) RPSS TR IRA FBO Shirley Einhorn, 10662 SW 79th Terrace, Miami, FL 33173-2912, who owned 25,361.197 Class C shares (approximately 5.85% of the Fund's Class C shares then outstanding); and (iii) Merrill Lynch Fenner & Smith, 4800 Deer Lake Drive E FL3, Jacksonville, FL 32246-6484 who owned 63,598.000 Class C shares (approximately 13.77% of the Fund's Class C shares then outstanding).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp.
("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company
("MassMutual"). OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Trust, and one of whom (Mr. James C. Swain) serve as Trustees of the Trust.

      The Manager, and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced.

      o The Investment Advisory Agreement. Under the investment advisory agreement dated July 10, 1995 between the Trust on behalf of the Fund and the Manager, the Fund pays a management fee to the Manager at the annual rate of:
 .75% of the first $200 million of average annual net assets; .72% of the next $200 million; .69% of the next $200 million; .66% of the next $200 million; .60% of the next $200 million; and .50% of average annual net assets in excess of $1 billion. Under the prior investment advisory agreement between the Trust on behalf of the Fund and the Manager, the Fund paid a management fee to the Manager at the annual rate of: .50% of the first $100 million of average annual net assets; .45% of the next $200 million; .40% of the next $200 million; and
 .35% of average annual net assets in excess of $500 million. The investment advisory agreement, dated July 10, 1995, between the Trust on behalf of the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

      The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn. The advisory agreement is subject to annual approval by the Board of Trustees, who may terminate the advisory agreement on sixty days' notice approved by a majority of the Trustees.

      The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the

Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

      Prior to July 10, 1995, MassMutual served as investment sub-adviser (the "Sub-Adviser") to the Fund pursuant to a sub-advisory agreement between the Manager and MassMutual dated March 28, 1991.
Under the sub-advisory agreement, MassMutual was responsible for managing the Fund's portfolio of securities and making investment decisions with respect to the Fund's investments, subject to the Fund's investment objective, policies and restrictions. The Sub-Adviser's fee was paid by the Manager. The sub-advisory agreement was subject to the same renewal, termination and standard of care provisions as the investment advisory agreement. On July 10, 1995, the Fund's shareholders approved a new investment advisory agreement with the Manager, at the fee rate set forth in the Prospectus, under which the Manager performs the investment decision-making functions previously performed by the Sub-Adviser. The sub- advisory agreement terminated effective July 10, 1995 after shareholders approved the investment advisory agreement with the Manager.

      For the fiscal years ended December 31, 1994, 1995 and 1996, the advisory fees paid to the Manager were $522,205, $820,507 and $1,640,483, respectively, of which $362,287 and $201,877, respectively, were paid by the Manager to the Sub-Adviser for the fiscal years ended December 31, 1994 and December 31, 1995.

      o The Distributor. Under the General Distributor's Agreement between the Trust and the Distributor, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Class A, Class B and Class C Distribution and Service Plans), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended December 31, 1994, 1995 and 1996, the aggregate amount of sales charges on sales of the Fund's Class A shares was $143,088, $166,065 and $299,893, respectively, of which the Distributor and on an affiliate, MassMutual Investor Services, Inc. ("MMLISI") retained in the aggregate $67,090, $59,442 and $117,612 in those respective years. For the fiscal year ended December 31, 1996, the Distributor paid $308,922 to broker-dealers on the sales of the Funds' Class B shares, $18,267 of which went to MMLISI. In addition, the Distributor collected $125,164 from contingent deferred sales charges assessed on Class B shares. For the fiscal year ended December 31, 1996, the Distributor paid $24,281 to broker-dealers on the sales of the Funds' Class C shares. In addition, the Distributor collected $12,706 from contingent deferred sales charges assessed on Class C shares. For additional information about distribution of the Fund's shares, payment made by the Fund to the Distributor, and expenses connected with such activities, refer to "Distribution and Service Plans," below.

o The Transfer Agent. OppenheimerFunds Services, an operating division of the Manager which is the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies Of The Fund

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions of the Fund. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers ("brokers"), including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding or base its selection on "posted" rates, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the provisions of the advisory agreement and the interests and policies of the Fund as established by the Trust's Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

      Under the advisory agreement, the Manager is authorized to select brokers and dealers which provide brokerage and/or research services for the Fund and/or the other accounts over which it or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs. During the fiscal year ended December 31, 1994, no brokerage commissions were paid by the Fund. Of that amount, during the fiscal year ended December 31, 1995 and 1996, $3,742 and $13,094, respectively in brokerage commissions were paid by the Fund for research services.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency trades in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Most purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

      During the fiscal year ended December 31, 1996, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) was $13,094. Of that amount, during the same period, no brokerage commissions were paid to dealers for research services (including special research, statistical information and execution).


Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return", "total return," "cumulative total return," "total return at net asset value" and "cumulative total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund's advertisement of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the

Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns on its shares. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

      o Standardized Yields.

      o Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds (other than money market funds) that quote yields:
Standardized ~ Yield ~ = ~ 2~ [~ (~ {a-b} over cd ~ +~ 1~ ) SUP 6~ -~ 1~ ]

      The symbols above represent the following factors:

            a  =  dividends and interest earned during the 30-day period.
            b  =  expenses   accrued  for  the  period  (net  of  any  expense
                  reimbursements).
            c     = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
            d     = the  maximum  offering  price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1996, the standardized yields for the Fund's Class A, Class B and Class C shares were 6.61%, 6.19% and 6.19%, respectively.

      o Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend ~ Yield ~of~ the~ Class~ = ~ {Dividends~ of~ the~ Class} over {Max. ~ Offering ~ Price ~ of~ the~ Class~ (last ~ day ~ of ~ period)} ~ DIV ~ {Number ~ of ~ days~ (accrual ~ period)}~x~365

      The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B and Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

      From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its maximum offering price) at the end of the period. The dividend yields on Class A shares for distribution made on December 29, 1996 covering the 31-day period ended December 31, 1996, were 7.16% and 7.51% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended December 31, 1996, was 6.76% when calculated at net asset value. The dividend yield on Class C shares for the 30-day period ended December 31, 1996 was 6.76% when calculated at net asset value.

      o Total Return Information.

      o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula: LEFT ( {~ERV~} OVER P~ right) SUP {1/n}~-1~=~Average~Annual~Total~ Return

      o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows: { ERV ~- ~ P } OVER P ~ = ~ Total ~ Return

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% in the sixth year and none thereafter), is applied, as described in the Prospectus. For Class C shares, the payment of the 1% contingent deferred sales charge for shares redeemed within 12 months of purchase is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares for the one and five year periods ended December 31, 1996 were -0.12% and 5.75%, respectively. The cumulative "total return" on Class A shares for the fiscal period from April 15, 1988 (inception of the class) to December 31, 1996 was 90.53%. The "average annual total returns" on an investment in Class B shares for the one year period ended December

31, 1996 and for the fiscal period from May 1, 1993 (inception of the class), through December 31, 1996 were -0.88% and 16.83%, respectively. The "average annual total returns" on an investment in Class C shares for the fiscal period from July 11, 1995 (inception of the class) through December 31, 1996 was 7.91%.

      o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B and Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total returns at net asset value on the Fund's Class A shares for the fiscal year ended December 31, 1996, and for the period from April 15, 1988 to December 31, 1996 were 4.87% and 100.03%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the fiscal year-ended December 31, 1996 and for the period from May 1, 1993 through December 31, 1996 were 3.99% and 19.72%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the fiscal year-ended December 31, 1996 and for the period from July 11, 1995 through December 31, 1996 the cumulative total return on an investment in Class C shares of the Fund were 4.00% and 7.91%, respectively.

      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B and Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (i) all other funds, excluding money market funds, and (ii) all other general bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

      For periods ending December 31, 1996 the Fund's performance may also be compared to the performance of the Lipper General Bond Fund Index, which is a net asset value weighted index of general bond funds compiled by Lipper. It is calculated with adjustments for income dividends and capital gains distributions as of the ex-dividend date.

      From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

      From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service Morningstar ranks mutual funds, including the Fund, monthly, in broad investment categories (equity, taxable bond, municipal bond and hybrid), based on risk-adjusted investment return. Investment return measures a fund's or Class's three, five and ten-year average annual total returns (when available). Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current ranking is a weighted average of the 3, 5 and 10 year rankings (if available). Morningstar ranks the Class A, Class B and Class C shares of the Fund in relation to other taxable bond funds. Rankings are subject to change.

      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Fund Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, and the J.P. Morgan Government Bond Index. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds, and the Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Aggregate Bond Index generally represents the performance of the general fixed-rate investment grade debt market. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. Each index includes a factor for the reinvestment of interest but does not reflect expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C shares return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the OppenheimerFunds, other than performance rankings of the OppenheimerFunds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

      The Fund has adopted a Service Plan for Class A shares, and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund will make payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. (For the Distribution and Service Plan for the Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares of the Fund).

      In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly stating generally the amounts of all payments made pursuant to each Plan and the purpose for which the payments were made. The Class B and Class C reports also include a description of the services rendered in connection with the distribution of Class B and Class C shares. The Class A reports include the identity of each Recipient that received any such payment. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and set no minimum amount.

      For the fiscal year ended December 31, 1996, payments under the Class A Plan totaled $439,791, all of which was paid by the Distributor to Recipients, including $176,747 paid to MMLISI. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      The Class B and Class C Plans allows the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The services rendered by Recipients in connection with personal services and the maintenance of Class B and Class C shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request. The advance payment is based on the net asset value of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor. Service fee payments made under the Class B Plan during the fiscal year ended December 31, 1996 totaled $380,746, of which $5,806 OFDI paid to an affiliate, and $309,560 was retained by the Distributor. Service fee payments made under the Class C Plan during fiscal year ended the December 31, 1996 totaled $34,043, of which $20,276 was retained by the Distributor.

      Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charge and the service fee on Class B shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B or Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B Plan and recoveries of the contingent deferred sales charge collected on redeemed Class B shares) the Class B sales commissions paid to authorized brokers or dealers.

      Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B and Class C shares of the Fund. The Distributor retains the asset-based sales charge on Class B shares. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding, and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. Under the Class B and

Class C Plans, the asset-based sales charge is paid to compensate the Distributor for its services, described below, to the Fund.

      The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      Other distribution assistance rendered by the Distributor and Recipients under the Class B and Class C Plans may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B or Class C shareholders, and providing such other information and services in connection with the distribution of Class B or Class C shares as the Distributor or the Fund may reasonably request. The Class B and Class C Plans further provide that such other distribution assistance may include distribution assistance and administrative support services rendered in connection with Class B or Class C shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

About Your Account

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept (i) any order for $500,000 or more of Class B shares or
(ii) any order for $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by additional expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs,
(vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed, including weekends and holidays, or after the close of the Exchange on a regular business day. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges or in foreign over-the-counter markets that may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      The Trust's Board of Trustees has established procedures for the valuation of the Trust's securities generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing "bid" prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Trust's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "ask" prices determined by a pricing service approved by the Trust's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of no more than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees, the Manager, and/or the Sub-Adviser, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars in the London foreign exchange market closing price that day, as provided by a reliable bank, dealer or pricing service.

      In the case of U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. the Manager and/or the Sub-Advisor may use pricing services approved by the Board of Trustees to price U.S. Government Securities or mortgage-backed securities for which the last sale information is not generally available. The Manager and /or Sub- Advisor will monitor the accuracy of such pricing services which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Calls, puts and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, aunts, uncles, nieces and nephews, parents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

      o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Municipal Bond Fund Oppenheimer New York Municipal Fund Oppenheimer California Municipal Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Insured Municipal Fund Oppenheimer Main Street California Municipal Fund Oppenheimer Florida Municipal Fund Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey Municipal Fund Oppenheimer Fund Oppenheimer Discovery Fund Oppenheimer Target Fund Oppenheimer Growth Fund Oppenheimer Equity Income Fund Oppenheimer Value Stock Fund Oppenheimer Multiple Strategies Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Main Street Income & Growth Fund Oppenheimer High Yield Fund Oppenheimer Champion Income Fund Oppenheimer Bond Fund Oppenheimer U.S. Government Trust Oppenheimer Limited-Term Government Fund Oppenheimer Global Fund Oppenheimer Global Emerging Growth Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Developing Markets Fund Oppenheimer Real Asset Fund Oppenheimer Strategic Income Fund Oppenheimer Strategic Short-Term Income Fund Oppenheimer Strategic Income & Growth Fund Oppenheimer International Bond Fund Oppenheimer International Growth Fund Oppenheimer Enterprise Fund Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund, Inc. Oppenheimer Quest Growth & Income Value Fund

Oppenheimer Quest Officers Value Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Quest Capital Value Fund, Inc.




the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc. Oppenheimer Cash Reserves Centennial Money Market Trust Centennial Tax Exempt Trust Centennial Government Trust Centennial New York Tax Exempt Trust Centennial California Tax Exempt Trust Centennial America Fund, L.P. Daily Cash Accumulation Fund, Inc. Oppenheimer World Bond Fund Oppenheimer Bond Fund for Growth Rochester Fund Municipals Limited Term New York Municipal Fund* Oppenheimer Disciplined Value Fund Oppenheimer Disciplined Allocation Fund Oppenheimer Life Span Balanced Fund Oppenheimer Life Span Growth Fund Oppenheimer Life Span Income Fund


* Shares of the Fund are not presently exchangeable for shares of Limited Term New York Municipal Fund prior to May 1, 1997.


      There is an initial sales charge on the purchase of Class A shares of each of the OppenheimerFunds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o Terms of Escrow that Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the intended purchase amount specified under the Letter is completed within the thirteen- month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "Shareholder Account Rules and Policies," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible or any delays in purchasing shares resulting from delays in ACH transmission.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card on the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plan, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share" and that valuation will be made as of the time the redemption price is determined.

      o Involuntary Redemptions. The Trust's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $1,000 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge, or the Class A contingent deferred sales charge when you redeemed them or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when you redeemed them, without sales charge. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for such privilege at the time of reinvestment. This privilege is not available for Class C shares. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class A, Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How to Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange their type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B ad Class C Contingent Deferred Sales Charge").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (the receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class

A" shares for this purpose. All of the Oppenheimer funds offer Class A shares, but certain other Oppenheimer funds do not.

      All Oppenheimer funds offer Class A, Class B and Class C shares except Oppenheimer Money Market Fund, Inc. Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer Funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800- 525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted for Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

      Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the OppenheimerFunds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the OppenheimerFunds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other OppenheimerFunds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class A, Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class A, Class B or Class

C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain, open an account in, and acknowledge receipt of a prospectus for, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange request from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for four business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held for 45 days or less. To the extent the Fund's dividends are derived from its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that for the most part the Fund's dividends will not qualify, because of the nature of the investments held by the Fund in its portfolio.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A, Class B and Class C shares.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other OppenheimerFunds may be invested in shares of this Fund on the same basis.

Additional Information About The Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

                Appendix A:  Corporate Industry Classifications


Aerospace/Defense Air Transportation Auto Parts Distribution Automotive Bank Holding Companies Banks Beverages Broadcasting Broker-Dealers Building Materials Cable Television Chemicals Commercial Finance Computer Hardware Computer Software Conglomerates Consumer Finance Containers Convenience Stores Department Stores Diversified Financial Diversified Media Drug Stores Drug Wholesalers Durable Household Goods Education Electric Utilities Electrical Equipment Electronics Energy Services & Producers Entertainment/Film Environmental

Food
Gas Utilities
Gold
Health Care/Drugs Health Care/Supplies & Services Homebuilders/Real Estate Hotel/Gaming Industrial Services Insurance Leasing & Factoring Leisure Manufacturing Metals/Mining Nondurable Household Goods Oil - Integrated Paper Publishing/Printing Railroads Restaurants Savings & Loans Shipping Special Purpose Financial Specialty Retailing Steel Supermarkets Telecommunications Technology Telephone - Utility Textile/Apparel Tobacco Toys Trucking

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202-4918

OPPENHEIMER
LifeSpan Funds

Prospectus Dated February 19, 1998

The Oppenheimer LifeSpan Funds are three individual asset allocation mutual funds having different objectives. Each Fund's assets are invested, in differing proportions, in two broad asset classes -- stock and bonds -- with investments in those classes allocated to a number of different types of securities, or "components."

Oppenheimer LifeSpan Growth Fund seeks long-term capital appreciation. It invests in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

Oppenheimer LifeSpan Balanced Fund seeks a blend of capital appreciation and income. It invests in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

Oppenheimer LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation. It invests in a strategically allocated portfolio consisting primarily of bond instruments.

      Please refer to "Investment Policies and Strategies" for more information about the types of securities each Fund invests in and to "Investment Risks" for a discussion of the risks of investing in the Funds.

      This Prospectus explains concisely what you should know before investing in the Funds. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about each Fund in the February 19, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Funds' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                             (logo) OppenheimerFunds

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            A B O U T T H E F U N D S

            Expenses
            A Brief Overview of the Funds
            Financial Highlights
            Investment Objectives and Policies
            Investment Risks
            Investment Techniques and Strategies
            How the Funds are Managed
            Performance of the Funds

            A B O U T Y O U R A C C O U N T

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
A-1         Appendix A: Description of Securities Ratings
B-1         Appendix B: Special Sales Charge Arrangements

A B O U T T H E F U N D S

Expenses

Each Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in a Fund and the share of a Fund's business operating expenses that you will bear indirectly.

      o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of a Fund. Please refer to "About Your Account" starting on page __ for an explanation of how and when these charges apply.

                                          Class A    Class B      Class C
                                          Shares     Shares       Shares
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases         5.75%      None         None
(as a % of offering price)
--------------------------------------------------------------------------------
Maximum  Deferred  Sales  Charge          None(1)  5% in the      1% if shares
(as a % of the lower of the original               first year,    are redeemed
offering  price or  redemption proceeds)           declining to   within 12
                                                   1% in the      months of
                                                   6th year and   purchase(2)
                                                   eliminated
                                                   thereafter(2)
--------------------------------------------------------------------------------
Maximum Sales Charge on                   None     None           None
Reinvested Dividends
--------------------------------------------------------------------------------
Exchange Fee                              None     None           None
--------------------------------------------------------------------------------
Redemption Fee                            None(3)  None(3)        None(3)

(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page __) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares" below.
(2) See "How to Buy Shares -- Buying Class B Shares," and "How to Buy Shares -- Buying Class C Shares" below for more information on the contingent deferred sales charges. (3) There is a $10 transaction fee for redemption proceeds paid by Federal Funds wire, but not for redemptions paid by check or ACH transfer through AccountLink.

      o Annual Fund Operating Expenses are paid out of a Fund's assets and represent the Fund's expenses in operating its business. For example, each Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Funds are Managed" below. A Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in a Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net Assets)

                                 Class A          Class B          Class C
                                 Shares           Shares           Shares
-------------------------------------------------------------------------------
Management Fees
-------------------------------------------------------------------------------
  LifeSpan Growth Fund           0.85%             0.85%             0.85%
-------------------------------------------------------------------------------
  LifeSpan Balanced Fund         0.85%             0.85%             0.85%
-------------------------------------------------------------------------------
  LifeSpan Income Fund           0.75%             0.75%             0.75%
-------------------------------------------------------------------------------
12b-1 Plan Fees
-------------------------------------------------------------------------------
  LifeSpan Growth Fund           0.25%             1.00%             1.00%
-------------------------------------------------------------------------------
  LifeSpan Balanced Fund         0.25%             1.00%             1.00%
-------------------------------------------------------------------------------
  LifeSpan Income Fund           0.25%             1.00%             1.00%
-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------
  LifeSpan Growth Fund           0.40%             0.42%             0.44%
-------------------------------------------------------------------------------
  LifeSpan Balanced Fund         0.32%             0.33%             0.31%
-------------------------------------------------------------------------------
  LifeSpan Income Fund           0.45%             0.43%             0.45%
-------------------------------------------------------------------------------
Total Fund Operating Expenses
------------------------------------------------------------------------------
  Growth Fund                    1.50%             2.27%             2.29%
-------------------------------------------------------------------------------
  Balanced Fund                  1.42%             2.18%             2.16%
-------------------------------------------------------------------------------
  Income Fund                    1.45%             2.18%             2.20%

      The numbers for the Class A, Class B and Class C shares in the chart above are based on each Fund's expenses during the fiscal year ended October 31, 1997. These amounts are shown as a percentage of the average net assets of each class of each Fund's shares for that period.

      The 12b-1 Plan Fees for Class A shares are the service fees (which can be up to a maximum of 0.25% of average annual net assets of that class). For Class B and Class C shares, 12b-1 Plan Fees include the service fees (which can be up to a maximum of 0.25%) and an annual asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares."

      The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual amount of a Fund's assets represented by each class of shares.

      o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of each Fund, and each Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                              1 year      3 years     5 years     10 years*
-------------------------------------------------------------------------------
Class A Shares
-------------------------------------------------------------------------------
  LifeSpan Growth Fund        $72         $102        $135        $226
-----------------------------------------------------------------------------
  LifeSpan Balanced Fund      $71         $100        $131        $218
-----------------------------------------------------------------------------
  LifeSpan Income Fund        $71         $101        $132        $221
-----------------------------------------------------------------------------

                              1 year      3 years     5 years     10 years*
------------------------------------------------------------------------------
Class B Shares
------------------------------------------------------------------------------
  LifeSpan Growth Fund        $73         $101        $142        $223
------------------------------------------------------------------------------
  LifeSpan Balanced Fund      $72         $ 98        $137        $214
------------------------------------------------------------------------------
  LifeSpan Income Fund        $72         $ 98        $137        $216
------------------------------------------------------------------------------
                              1 year      3 years     5 years     10 years*
------------------------------------------------------------------------------
Class C Shares
------------------------------------------------------------------------------
  LifeSpan Growth Fund        $33         $ 72        $123        $263
------------------------------------------------------------------------------
  LifeSpan Balanced Fund      $32         $ 68        $116        $249
------------------------------------------------------------------------------
  LifeSpan Income Fund        $32         $ 69        $118        $253

      If you did not redeem your investment, it would incur the following expenses:

                              1 year      3 years     5 years     10 years*
------------------------------------------------------------------------------
Class A Shares
------------------------------------------------------------------------------
  LifeSpan Growth Fund        $72         $102        $135        $226
------------------------------------------------------------------------------
  LifeSpan Balanced Fund      $71         $100        $131        $218
------------------------------------------------------------------------------
  LifeSpan Income Fund        $71         $101        $132        $221
------------------------------------------------------------------------------
                              1 year      3 years     5 years     10 years*
------------------------------------------------------------------------------
Class B Shares
------------------------------------------------------------------------------
  LifeSpan Growth Fund        $23         $71         $122        $223
------------------------------------------------------------------------------
  LifeSpan Balanced Fund      $22         $68         $117        $214
------------------------------------------------------------------------------
  LifeSpan Income Fund        $22         $68         $117        $216
------------------------------------------------------------------------------
                              1 year      3 years     5 years     10 years*
------------------------------------------------------------------------------
Class C Shares
------------------------------------------------------------------------------
  LifeSpan Growth Fund        $23         $72         $123        $263
------------------------------------------------------------------------------
  LifeSpan Balanced Fund      $22         $68         $116        $249
------------------------------------------------------------------------------
  LifeSpan Income Fund        $22         $69         $118        $253

*In the examples on the previous page, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the examplew above, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because a Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares into Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Funds, which may be more or less than the amounts shown.

A Brief Overview of the Funds

Some of the important facts about each Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in a Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     o What are the Funds' Investment Objectives? Each LifeSpan Fund has its own investment objective: LifeSpan Growth Fund seeks long-term capital appreciation. Current income is not a primary consideration.

LifeSpan Balanced Fund seeks a blend of capital appreciation and income.

LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation.

     o What do the Funds Invest In? Each Fund is an asset allocation fund and seeks to achieve its investment objective by allocating its assets among two broad classes of investments-stocks and bonds. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income instruments.

      The Manager diversifies each Fund's stock class by allocating the Fund's stock portfolio among four stock components: international stocks, value/growth stocks, growth and income stocks and small-capitalized growth stocks (small cap). Each stock component may invest a portion of its assets in bonds to enhance appreciation or income.

      The Manager diversifies a Fund's bond class by allocating the Fund's bond portfolio among three bond components: government and corporate bonds, high yield/high risk bonds (also called "junk bonds") and short-term bonds.

      There is no requirement that the Manager allocate a Fund's assets among all stock or bond components at all times. Each Fund's normal allocation is shown in the chart on page __ but the allocation ranges are subject to change. The Funds' investments are more fully explained in "Investment Objectives and Policies," starting on page __.

      o Who Manages the Funds? The Funds' investment advisor is OppenheimerFunds, Inc., which (including subsidiaries) advises investment company portfolios having over $75 billion in assets at December 31, 1997. The Funds' Board of Directors, elected by shareholders, oversees the investment advisor and the portfolio managers. The Manager is paid an advisory fee by each Fund, based on its net assets. The Manager has engaged three Subadvisers to manage specific components of each Fund: Babson-Stewart Ivory International manages the assets in the international components; BEA Associates manages the high yield/high risk components; and Pilgrim Baxter & Associates Ltd. manages the small cap stocks components. The Manager manages the remaining components using its own investment management personnel. Please refer to "How the Funds are Managed," starting on page __ for more information about the Manager, the Subadvisers and their fees.

      o How Risky are the Funds? All investments carry risks to some degree. Allocating assets among different types of investments allows each Fund to take advantage of opportunities in different types of investments, but also subjects the Fund to the risks of those investment types. Stock values fluctuate in response to the activities of individual companies and general market economic conditions. The values of bonds fluctuate based on changes in interest rates and in the credit quality of the issuer. A Fund's investments in foreign securities are subject to additional risks associated with investing abroad. Non-investment grade securities may have speculative characteristics and be subject to a greater credit risk than investment grade securities. These changes affect the value of a Fund's investments and its share prices for each class of its shares. LifeSpan Growth Fund, a stock fund, is expected to be more volatile than LifeSpan Balanced Fund, an income and growth fund, which in turn is generally expected to be more volatile than LifeSpan Income Fund.

      While the Manager and Subadvisers try to reduce risks by diversifying investments, by carefully researching securities before they are purchased and in some cases the Manager may use hedging techniques, there is no guarantee of success in achieving a Fund's objective. Your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page __ for a more complete discussion of each Fund's investment risks.

      o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" beginning on page __ for more details.

      o Will I Pay a Sales Charge to Buy Shares? Each Fund has three classes of shares. Each class of shares has the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75% and reduced for larger purchases. Class B and Class C shares are offered without front-end sales charges, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day or through your dealer. Please refer to "How To Sell Shares" on page __. Each Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

      o How Have the Funds Performed? Each Fund measures its performance by quoting its average annual total returns and cumulative total returns, and in the case of LifeSpan Income Fund, its yield which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. Each Fund's performance can also be compared to broad market indices, which we have done on pages __. Please remember that past performance does not guarantee future results.

Financial Highlights

The tables on the following pages present selected audited financial information about the Funds, including per share data and expense ratios and other data based on each Fund's respective average net assets. The information for the Funds' fiscal year ended October 31, 1997 and fiscal period ended October 31, 1996 has been audited by KPMG Peat Marwick LLP, the Funds' independent auditors, whose report for the fiscal year ended October 31, 1997 is included in the Statement of Additional Information. The information in the tables for the fiscal periods prior to 1996 was audited by the Funds' previous independent auditors.


LIFESPAN GROWTH FUND                            CLASS A
FINANCIAL HIGHLIGHTS                            ----------------------------------------
                                                                            PERIOD ENDED
                                                YEAR ENDED OCTOBER 31,      DECEMBER 31,
                                                1997          1996(3)       1995(4)
----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $12.78        $11.39        $10.00
-----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               .24           .18           .16
Net realized and unrealized gain                   1.35          1.34          1.63
                                                 ------        ------         -----
Total income from investment
operations                                         1.59          1.52          1.79
-----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.08)         (.09)         (.17)
Distributions from net realized gain               (.62)         (.04)         (.23)
                                                 ------         -----        ------
Total dividends and distributions
to shareholders                                    (.70)         (.13)         (.40)
-----------------------------------------------------------------------------------
Net asset value, end of period                   $13.67        $12.78        $11.39
                                                 ======        ======        ======
-----------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)               12.96%        13.37%        18.02%
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $53,318       $43,980       $34,368
-----------------------------------------------------------------------------------
Average net assets (in thousands)               $49,213       $39,576       $29,046
-----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             1.91%         1.81%(6)      2.32%(6)
Expenses                                          1.50%(7)      1.61%(6)      1.55%(6)
-----------------------------------------------------------------------------------
Portfolio turnover rate(8)                        66.0%         64.2%         71.8%
Average brokerage commission rate(9)            $0.0069       $0.0059            --

1. For the period from May 1, 1996  (inception of offering) to October 31, 1996.
2. For the period from October 2, 1995 (inception of offering) to December 31, 1995. 3. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995. 5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


CLASS B                                         CLASS C
-----------------------------------------       ---------------
                             PERIOD ENDED
YEAR ENDED OCTOBER 31,       DECEMBER 31,       YEAR ENDED OCTOBER 31,
1997          1996(3)        1995(2)            1997          1996(1)
----------------------------------------------------------------------

 $12.81        $11.47        $11.14              $12.74        $12.49
---------------------------------------------------------------------

    .14           .08           .03                 .14           .11
   1.35          1.36           .56                1.34           .27
 ------        ------        ------              ------        ------
   1.49          1.44           .59                1.48           .38
---------------------------------------------------------------------

   (.06)         (.06)         (.03)               (.07)         (.09)
   (.62)         (.04)         (.23)               (.62)         (.04)
 ------        ------        ------              ------        ------

   (.68)         (.10)         (.26)               (.69)         (.13)
---------------------------------------------------------------------
 $13.62        $12.81        $11.47              $13.53        $12.74
 ======        ======        ======              ======        ======
---------------------------------------------------------------------
  12.07%        12.58%         5.34%              12.05%         3.04%
---------------------------------------------------------------------

 $5,391        $2,405          $561              $1,209          $141
---------------------------------------------------------------------
 $3,925        $1,475          $230                $722           $54
---------------------------------------------------------------------

   1.14%         1.11%(6)      1.70%(6)            1.11%         1.32%(6)
   2.27%(7)      2.37%(6)      2.30%(6)            2.29%(7)      2.43%(6)
---------------------------------------------------------------------
   66.0%         64.2%         71.8%               66.0%         64.2%
$0.0069       $0.0059            --             $0.0069       $0.0059

6.  Annualized.
7. The expense ratio reflects the effect of expenses paid indirectly by the Fund. 8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $39,384,627 and $31,934,908, respectively. 9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


LIFESPAN BALANCED FUND                          CLASS A
FINANCIAL HIGHLIGHTS                            ---------------------------------------
                                                                           PERIOD ENDED
                                                YEAR ENDED OCTOBER 31,     DECEMBER 31,
                                                1997         1996(3)       1995(4)
---------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $11.90       $11.05        $10.00
----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               .37          .29           .24
Net realized and unrealized gain                   1.08          .81          1.29
                                                 ------       ------        ------
Total income from investment
operations                                         1.45         1.10          1.53
----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.37)        (.22)         (.25)
Distributions from net realized gain               (.32)        (.03)         (.23)
                                                 ------       ------        ------
Total dividends and distributions
to shareholders                                    (.69)        (.25)         (.48)
----------------------------------------------------------------------------------
Net asset value, end of period                   $12.66       $11.90        $11.05
                                                 ======       ======        ======
----------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)               12.66%       10.04%        15.33%
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $62,262      $52,104       $41,861
----------------------------------------------------------------------------------
Average net assets (in thousands)               $57,769      $47,116       $37,417
----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             3.08%        3.15%(6)      3.47%(6)
Expenses                                          1.42%(7)     1.56%(6)      1.55%(6)
----------------------------------------------------------------------------------
Portfolio turnover rate(8)                        59.7%        61.0%         76.3%
Average brokerage commission rate(9)            $0.0067      $0.0078            --

1. For the period from May 1, 1996  (inception of offering) to October 31, 1996.
2. For the period from October 2, 1995 (inception of offering) to December 31, 1995. 3. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995. 5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


CLASS B                                           CLASS C
-----------------------------------------         ----------------------
                             PERIOD ENDED
YEAR ENDED OCTOBER 31,       DECEMBER 31,         YEAR ENDED OCTOBER 31,
1997          1996(3)        1995(2)              1997         1996(1)
----------------------------------------------------------------------
 $11.98        $11.16        $10.95                $11.88       $11.74
----------------------------------------------------------------------

    .27           .20           .05                   .28          .13
   1.08           .82           .45                  1.07          .24
 ------        ------        ------                ------       ------
   1.35          1.02           .50                  1.35          .37
----------------------------------------------------------------------
  (.29)         (.17)          (.06)                 (.29)        (.20)
  (.32)         (.03)          (.23)                 (.32)        (.03)
 -----         -----         ------                ------       ------
  (.61)         (.20)          (.29)                 (.61)        (.23)
----------------------------------------------------------------------
 $12.72        $11.98        $11.16                $12.62       $11.88
 ======        ======        ======
----------------------------------------------------------------------
  11.70%         9.22%         4.49%                11.73%        3.21%
----------------------------------------------------------------------

 $4,762        $1,893          $441                  $683         $828
----------------------------------------------------------------------
 $3,504        $1,225          $247                  $879         $551
----------------------------------------------------------------------

 2.31%         2.41%(6)      3.01%(6)                2.37%        2.53%(6)
 2.18%(7)      2.32%(6)      2.30%(6)                2.16%(7)     2.27%(6)
----------------------------------------------------------------------
 59.7%         61.0%         76.3%                   59.7%        61.0%
$0.0067       $0.0078            --               $0.0067      $0.0078


6.  Annualized.
7. The expense ratio reflects the effect of expenses paid indirectly by the Fund. 8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $42,186,840 and $34,319,496, respectively. 9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.



LIFESPAN INCOME FUND                            CLASS A
FINANCIAL HIGHLIGHTS                            ---------------------------------------
                                                                           PERIOD ENDED
                                                YEAR ENDED OCTOBER 31,     DECEMBER 31,
                                                1997         1996(3)       1995(4)
----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $10.65       $10.70        $10.00
----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .59          .48           .37
Net realized and unrealized gain (loss)             .56         (.02)          .73
                                                 ------       ------        ------
Total income from investment
operations                                         1.15          .46          1.10
----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.59)        (.48)         (.36)
Distributions from net realized gain               (.15)        (.03)         (.04)
                                                 ------       ------        ------
Total dividends and distributions
to shareholders                                    (.74)        (.51)         (.40)
----------------------------------------------------------------------------------
Net asset value, end of period                   $11.06       $10.65        $10.70
                                                 ------       ------        ------
                                                 ------       ------        ------

----------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)               11.30%       4.45%        11.22%
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $29,206      $26,328       $24,619
----------------------------------------------------------------------------------
Average net assets (in thousands)               $27,678      $25,463       $22,128
----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             5.49%        5.43%(6)      5.35%(6)
Expenses                                          1.45%(7)     1.56%(6)      1.50%(6)
----------------------------------------------------------------------------------
Portfolio turnover rate(8)                        39.6%        75.3%         45.8%
Average brokerage commission rate(9)            $0.0681      $0.0694           --

1. For the period from May 1, 1996  (inception of offering) to October 31, 1996.
2. For the period from October 2, 1995 (inception of offering) to December 31, 1995. 3. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995. 5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


CLASS B                                      CLASS C
--------------------------------------       ----------------------
                          PERIOD ENDED
YEAR ENDED OCTOBER 31,    DECEMBER 31,       YEAR ENDED OCTOBER 31,
1997          1996(3)       1995(2)          1997        1996(1)
-------------------------------------------------------------------

$10.69         $10.74       $10.45           $10.66       $10.53
----------------------------------------------------------------
   .51            .41          .12              .55          .25
   .57           (.02)         .32              .58          .16
------         ------       ------           ------        -----
  1.08            .39          .44             1.13          .41
----------------------------------------------------------------

  (.51)          (.41)        (.11)            (.54)        (.25)
  (.15)          (.03)        (.04)            (.15)        (.03)
------         ------       ------
  (.66)          (.44)        (.15)            (.69)        (.28)
----------------------------------------------------------------
$11.11         $10.69       $10.74           $11.10       $10.66
======         ======       ======           ======       ======

----------------------------------------------------------------
10.51%           3.69%        4.30%           11.03%        3.96%
----------------------------------------------------------------

$816             $456         $192              $32           $1
----------------------------------------------------------------
$677             $350         $107              $20           $1
----------------------------------------------------------------

   4.69%         4.93%(6)     5.23%(6)         4.64%        4.68%(6)
   2.18%(7)      2.31%(6)     2.25%(6)         2.20%(7)     2.25%(6)
-----------------------------------------------------------------------------------------------------------------------------------
   39.6%         75.3%       45.8%             39.6%        75.3%
$0.0681       $0.0694           --           $0.0681     $0.0694


6.  Annualized.
7. The expense ratio reflects the effect of expenses paid indirectly by the Fund. 8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $12,166,241 and $10,297,628, respectively. 9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

Investment Objectives and Policies

Objectives.  Each LifeSpan Fund has its own investment objective:

LifeSpan Growth Fund seeks long-term capital appreciation. Current income is not a primary consideration.

LifeSpan Balanced Fund seeks a blend of capital appreciation and income.

LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation.

Investment Policies and Strategies. Each Fund is an asset allocation fund and seeks to achieve its investment objective by allocating its assets among two broad classes of investments-stocks and bonds. The stock class includes equity securities of many types. The bond class includes several varieties of fixed-income instruments. Allocating assets among different types of investments allows each Fund to take advantage of a greater variety of investment opportunities than funds that invest in only one asset class, but also subjects the Fund to the risks of those types of investments. The general risks of stock and bond investments are discussed in "Investment Risks" below.

      The Manager has the ability to allocate a Fund's assets within specified ranges. A Fund's normal allocation indicates the benchmark for its combination of investments in each asset class over time. As market and economic conditions change, however, the Manager may adjust the asset mix between the stock and bond classes within a normal asset allocation range as long as the relative risk and return characteristics of the three Funds remain distinct and each Fund's investment objective is preserved. The Manager will review normal allocations between the stock and bond classes quarterly and, if necessary, will rebalance the investment allocation at that time. Additional adjustments may be made if an asset allocation shift of 5% or more is warranted.

      o The Asset Class Components. The Manager will diversify each Fund's investments among four stock components: international stocks, value/growth stocks, growth and income stocks and small-capitalized growth stocks ("small cap" stocks). Each stock component is also permitted to invest a portion of its assets in bonds when the Manager or relevant Subadviser determines that increased flexibility in portfolio management is desirable to enhance appreciation or income.

      The Manager will diversify a Fund's bond investments among three bond components: government and corporate bonds, high yield/high risk bonds (also called "junk bonds") and short-term bonds. Although the Balanced Fund will normally invest 25% of its assets in fixed-income senior securities, there is no other requirement that the Manager allocate a Fund's assets among all stock or bond components at all times. These stock and bond components have been selected because the Manager believes that this additional level of asset diversification will provide each Fund with the potential for higher returns with lower overall volatility. Each Fund's normal allocation is shown in the chart below.

Asset Classes and Components

                           LifeSpan             LifeSpan             LifeSpan
                           Growth Fund          Balanced Fund        Income Fund
                           -----------------------------------------------------------------
                           Normal               Normal               Normal
                           Allocation  Range    Allocation  Range    Allocation  Range
-------------------------------------------------------------------------------------------
Stocks                     80%         70-90%   60%         50-70%   25%         15-35%
---------------------------------------------------------------------------------------------
International              20%         15-25%   15%         5-20%    0%          0%
---------------------------------------------------------------------------------------------
Value/Growth               20%         15-30%   15%         10-25%   0%          0%
---------------------------------------------------------------------------------------------
Growth/Income              20%         15-30%   15%         10-25%   25%         15-35%
---------------------------------------------------------------------------------------------
Small Cap                  20%         15-25%   15%         5-20%    0%          0%
---------------------------------------------------------------------------------------------
Bonds                      20%         10-30%   40%         30-50%   75%         65-85%
---------------------------------------------------------------------------------------------
Government/Corporate       10%         5-15%    15%         10-25%   35%         30-45%
---------------------------------------------------------------------------------------------
High Yield/High Risk Bonds 10%         5-15%    15%         5-20%    15%          5-20%
---------------------------------------------------------------------------------------------
Short Term Bonds           0%          0%       10%         5-20%    25%         15-30%

     All percentage limitations apply at the time of purchase of a security. The Manager may rebalance the asset allocations quarterly to realign them in response to market conditions. Once the Manager has determined the weightings of the stock and bond asset classes and the components of each Fund, the Manager or the relevant Subadviser will then select the individual securities to be included in each component. It is important to note that the types of securities normally held in each component are not exclusive to that component; other components may hold foreign securities besides the International component, for example. Therefore the percentage allocation ranges do not limit a Fund's holdings of particular types of securities to a particular component.

      The Manager has engaged three subadvisers (each is referred to as a "Subadviser") to manage certain components of each Fund's investment portfolio. Each Subadviser manages the portion of a Fund's assets in the particular component assigned to it by the Manager. The Manager has assigned the management of the components as follows:

Subadviser                                Component Managed by Subadviser
-------------------------------------------------------------------
Babson-Stewart Ivory International        International Stocks
-------------------------------------------------------------------
Pilgrim Baxter & Associates, Ltd.         Small Cap Stocks
-------------------------------------------------------------------
BEA Associates                            High Yield/High Risk Bonds

     The  Manager  manages the  remaining  components  using its own  investment
management   personnel.   See  "How  the  Funds  Are  Managed"  for   additional
information.

     o Stock Investments. Each Fund will invest the portion of its assets which are allocated to stock investments among four components, each of which invests principally in equity securities. Each differs with respect to investment criteria and characteristics as described below:

      o  International  Component.  This  component  seeks  long-term  growth of capital primarily through a diversified portfolio of marketable international equity securities. The investments in the international component will be allocated among several countries. In addition, up to 25% of the assets in this component may be invested in stocks and bonds of companies based in emerging countries. The component's assets generally will be invested in equity securities of seasoned companies that are listed on foreign stock exchanges and which the Subadviser considers to have attractive characteristics as to profitability, growth and financial resources. "Seasoned" companies are those known for the quality and acceptance of their products or services and for their ability to generate profits. There are no issuer capitalization requirements for investments. Stocks are purchased on the basis of fundamental and valuation analyses, but investments are not based on the Subadviser's integration of any particular analytical disciplines.

      Consistent with the provisions of the Investment Company Act, the component's assets may be invested in the securities of closed-end investment companies that invest in foreign securities. A portion of the international component's investments may be held in corporate bonds and government securities of foreign issuers and cash and short-term instruments. The special risks of investing in foreign securities and emerging markets are described in "Investment Risks" below.

      o Value/Growth Component. This component seeks to achieve long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is not a primary consideration. Stocks with low price-earnings ratios and favorable earnings surprises are identified by the Manager using fundamental securities analysis to select individual stocks for purchase. When the price/earnings ratio of a stock held by the value/growth component moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, the Manager may consider selling the stock. Up to 15% of the component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States, and in American Depository Receipts ("ADRs"). A portion of the component's assets may be held in cash and in short-term investments.

      o Growth/Income Component. This component seeks to enhance each Fund's total return through capital appreciation and dividend income by investing primarily in common stocks with low price-earnings ratios, better-than-anticipated earnings and better than market average dividend yields. Stocks with low price-earnings ratios (for example, below the price-earnings ratio of the S&P 500 Index), favorable earnings surprises and above-average yields are identified by the Manager using fundamental securities analysis to select individual stocks for this component. When the price-earnings ratio of a stock held by the component moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, or when the yield drops significantly below the market yield, normally that stock will be sold.

     Up to 15% of the component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States, and in ADRs. A portion of the component's investments may be held in investment grade or below investment grade convertible securities, corporate bonds and U.S. Government securities, cash and short-term instruments.

      o Small Cap Component. This component seeks long-term growth of capital by investing primarily in stocks of companies with relatively small market capitalization, typically between $250 million to $2 billion. Capitalization is the aggregate value of a company's stock, or its price per share times the number of shares outstanding. Current income is a secondary consideration. When selecting individual securities for the component's portfolio, the Subadviser seeks companies that have an outlook for strong growth in earnings and the potential for significant capital appreciation, particularly in industry segments that are experiencing rapid growth. Securities will be sold when the Subadviser believes that anticipated appreciation is no longer probable and that alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Historical results tend to confirm the benefits of investing in companies with small capitalizations. A portion of the component's investments may also be held in cash and short-term instruments.

      o Bond Investments. Each Fund will invest those assets which are allocated to the bond class among three components. Each component invests in an array of fixed-income securities as described below. The LifeSpan Balanced Fund will invest at least 25% of its assets in fixed-income senior securities.

      o Government/Corporate Component. This component seeks current income and the potential for capital appreciation by investment primarily in fixed-income debt securities, including investment grade corporate debt obligations of foreign and U.S. issuers and securities issued by the U.S. Government and its agencies and instrumentalities and by foreign governments. Although the component may invest in securities with maturities across the entire slope of the yield curve, including long bonds (having maturities of 10 or more years), intermediate notes (with maturities of 3 to 10 years) and short term notes (with maturities of 1 to 3 years), the Manager expects that normally the component will have an intermediate average maturity and duration.

     The Manager may take into account prepayment features when determining the maturity of an investment. The Manager's investment strategy includes the purchase of bonds that are underpriced relative to other debt securities having similar risk profiles. The Manager evaluates a broad array of factors, including maturity, creditworthiness, cash flow certainty and interest rate volatility, and compares yields in relation to trends in the economy, the financial and commodity markets and prevailing interest rates. The component may also invest a portion of its assets in cash and short-term instruments.

      o High Yield/High Risk Bond Component. This component seeks to earn as high a level of current income as is consistent with the risks associated with high yield investments. The component's assets are invested primarily in bonds that are rated BB or lower by Standard & Poor's Corporation ("Standard and Poor's")or Ba or lower by Moody's Investors Service, Inc. ("Moody's") or, if not rated, that are deemed by the Subadviser to be of comparable quality to rated securities in those categories. These are commonly referred to as "junk bonds." This component may invest in bonds that are in default. Bonds in default are not making interest or principal payments on the date due.

      The Subadviser employs an active sector rotational style utilizing all sectors of the high yield market, with an emphasis on diversification to control risk. The Subadviser typically favors higher quality companies in the non-investment grade market, senior debt over junior debt, and secured over unsecured investments. The Subadviser screens individual securities for such characteristics as minimum yield and issue size, issue liquidity and financial and operational strength. In-depth credit research will then be conducted to arrive at a core group of securities within the high yield universe for the component. Continuous credit monitoring and adherence to sell disciplines associated with both price appreciation and depreciation are utilized to seek the overall yield and price objectives of the component. The component may also invest a portion of its assets in cash and short-term instruments. The special risks of investing in below-investment grade securities are described in "Investment Risks" below.

      o Short-Term Bond Component. This component seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in debt obligations of foreign and U.S. issuers and securities issued by the U.S. Government and its agencies and instrumentalities and by foreign governments. This component invests primarily in fixed-income securities generally maturing within five years of date of purchase, or in securities having prepayment or similar features which, in the view of the Manager, give the instrument a remaining effective maturity of up to five years. It is anticipated that the average dollar weighted maturity of the component will generally range between two and three years.

      The Manager's investment management process incorporates analysis of an issuer's debt service capability, financial flexibility and liquidity, as well as the fundamental trends and the outlook for an issuer and its industry. Credit risk management is also an important factor. The Manager conducts credit research, and carefully selects individual issues and attempts to broadly diversify portfolio holdings by industry sector and issuer. The Manager believes that determination of an issuer's attractiveness relative to alternative issues and/or valuations within the marketplace are important considerations in its investment decision-making. The component may also invest a portion of its assets in cash and money market securities.

     o Can a Fund's Investment Objective and Policies Change? Each Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, each Fund uses certain investment techniques and strategies in carrying out those investment policies. A Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information indicates that a particular policy is "fundamental." Each Fund's investment objective is not a fundamental policy. Fund shareholders will be given 30 days' advance written notice of a change to a Fund's investment objective.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of a Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). A Fund's Board of Directors may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

     o Portfolio Turnover. "Portfolio turnover" describes the rate at which a Fund traded its portfolio securities during a fiscal year. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would be 100%. Portfolio turnover affects brokerage costs a Fund pays.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that a Fund may hold are described below. They affect the value of a Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of a Fund.

      Because of the types of securities each Fund invests in and the investment techniques each Fund uses differ, each Fund has a different risk profile. The LifeSpan Growth Fund and LifeSpan Balanced Fund are designed for investors who are investing for the long term but not seeking assured income. The LifeSpan Income Fund is designed for investors having a greater emphasis on income rather than growth. While the Manager and Subadvisers try to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging strategies, changes in securities market prices can occur at any time, and there is no assurance that the Funds will achieve their investment objectives. When you redeem your shares, they may be worth more or less than what you paid for them.

      o Stock Investment Risks. Each Fund may invest in common stocks, preferred stocks, convertible securities, warrants and other equity securities of domestic or foreign companies of any size. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect a Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

      Each Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of a Fund's assets in any one company. Also the Funds do not concentrate their investments in any one industry or group of industries.
      o Interest Rate Risks. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by a Fund mean that the Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's portfolio of debt securities.

     o Special Risks of Lower-Grade Securities. Each Fund can invest in high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds."

      All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described below. These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities.

      o Special Risks of Hedging Instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager or a Subadviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of a Fund's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by a Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. A Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

      o Special Risks of Derivative Investments. Each Fund may invest in different kinds of derivative investments, as described below, which entail special risks. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager or relevant Subadviser expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager or relevant Subadviser. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that a Fund will realize less principal or income from the investment than expected. Certain derivative investments held by a Fund may be illiquid. Please refer to "Illiquid and Restricted Securities" below.

     o Foreign Securities Risks. While foreign securities offer special investment opportunities, there are special risks. Because each Fund may purchase securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principles that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      In addition, it is generally more difficult to obtain court judgements outside the U.S. if a Fund were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

      o Emerging Market Investments Risks. Investments in emerging market countries may involve risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, and a Fund might not receive principal and/or income on a timely basis. Its net asset values could be affected. Emerging market countries may have smaller, less well-developed markets and exchanges; there may be a lack of liquidity for emerging market securities; interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries.

Investment Techniques and Strategies

The Funds may also use the investment techniques and strategies described below, which involve certain risks. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

      o Investing in Lower-Grade Securities. Lower-grade debt securities generally offer higher income potential than investment grade securities. "Lower-grade" securities have a rating below "BBB" by Standard & Poor's or "Baa" by Moody's or similar ratings by other domestic or foreign rating organizations, or they are not rated by a nationally-recognized rating organization but the Manager or Sub-Adviser judges them to be comparable to lower-rated securities. A Fund may invest in securities rated as low as "D" by Standard & Poor's or "C" by Moody's. Appendix A to this Prospectus describes the rating categories of Moody's and Standard & Poor's. There are special risks associated with investing in lower-grade securities, discussed in "Investment Risks," above.

      As of October 31, 1997, each Fund's portfolio included fixed income securities in the following rating categories of Standard & Poor's or if unrated, determined by the Manager to be comparable to the category indicated (the amounts shown are the dollar-weighted average values of the bonds in each category measured as a percentage of the Fund's total assets):

      o LifeSpan Growth Fund: AAA, 0.00%; AA+, 0.12%; AA, 0.07%; AA-, 0.15%; A+,
0.26%; A, 0.43%; A-, 0.33%;  BBB+, 0.42%;  BBB, 0.80%;  BBB-, 0.55%; BB+, 0.61%;
BB, 0.31%; BB-, 1.07%; B+, 2.11%; B, 2.54%; B-, 1.84%;  CCC+, 0.21%; CCC, 0.24%;
CCC-, 0.00%; CC, 0.12%; C, 0.00%; D, 0.00%, not rated, 0.52%.

      o LifeSpan  Balanced Fund : AAA, 0.00%; AA+, 0.27%; AA, 0.20%; AA-, 0.46%;
A+, 0.99%; A, 1.64%; A-, 1.21%; BBB+, 0.87%; BBB, 1.54%;BBB-, 1.46%; BB+, 1.36%;
BB, 0.52%; BB-, 1.62%; B+, 3.66%; B, 3.96%; B-, 2.94%;  CCC+, 0.33%; CCC, 0.40%;
CCC-, 0.09%; CC, 0.00%; C, 0.16%; D, 0.00%, not rated, 0.62%.

      o LifeSpan Income Fund: AAA, 0.00%; AA+, 0.74%; AA, 0.60%; AA-, 1.39%; A+,
2.93%; A, 4.75%; A-, 3.77%;  BBB+, 1.75%;  BBB, 4.30%;  BBB-, 3.99%; BB+, 2.52%;
BB, 0.53%; BB-, 1.95%; B+, 3.47%; B, 4.60%; B-, 3.22%;  CCC+, 0.37%; CCC, 0.34%;
CCC-, 0.00%; CC, 0.00%; C, 0.18%; D, 0.00%, not rated, 0.90%.

      The allocation of the Funds' assets in securities in the different rating categories will vary over time, and the proportion listed above should not be viewed as representing the Fund's current or future proportionate ownership of securities in particular rating categories. Appendix A to this Prospectus describes the rating categories.

     o Investing in Emerging Market Countries. Babson-Stewart Ivory International ("Babson-Stewart"), as the Subadviser to the international component, may invest a portion of a Fund's assets in companies located in emerging countries. The Subadviser considers emerging countries to include any country that is defined as an emerging or developing economy by the International Bank for Reconstruction and Development, the International Finance Committee, The United Nations or its authorities, or the MSCI Emerging Markets Index. There are special risks associated with investing in emerging markets, discussed in "Investment Risks," above.

      o ADRs, EDRs and GDRs. Each Fund may invest in ADRs, EDRs and GDRs. ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service that ADR, there may be an increased possibility that the Fund would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer. A Fund may also invest in EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      o Eurodollars and Yankee Dollars. The Funds may also invest in obligations of foreign branches of U.S. banks (denominated in Eurodollars) and U.S. branches of foreign banks ("Yankee dollars") as well as foreign branches of foreign banks. These investments involve risks that are different from investment in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

     o U.S. Government Securities. U.S. Government Securities include debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest.

      Ginnie Mae certificates are one type of mortgage-related U.S. Government Security a Fund may invest in. Other mortgage-related U.S. Government Securities the Funds invest in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") or the Student Loan Marketing Association and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities a Fund may invest in are collateralized mortgage obligations ("CMOs").

      The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when a Fund holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Hedging."

      o Short-Term Debt Securities. Each Fund may invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations. While the LifeSpan Income Fund may use these investments primarily for income purposes, each Fund may invest in these securities in greater amounts for temporary defensive purposes when market conditions are unstable, or for liquidity purposes.

      o Mortgage-Backed Securities, CMOs and REMICs. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

      Each Fund may also invest in CMOs, which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities, and in real estate mortgage investment conduits ("REMICs"). Payment of the interest and principal generated by the pool of mortgages on CMOs and REMICs are passed through to the holders as the payments are received. CMOs and REMICs are issued with a variety of classes or series which have different maturities. Certain CMOs and REMICs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans. The Funds do not intend to acquire "residual" interests in REMICs.

      o "Stripped" Securities. Each Fund may also invest in CMOs and REMICs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "principal-only" security or "P/O") and the other which receives some or all of the interest (and is known as an "interest-only" security, or "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

      The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, a Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, a Fund might receive back less than its investment.

      The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

      Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If a Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's net assets, discussed below.

     o Asset-Backed Securities. A Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as one of the Funds. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

      o Structured Notes. A structured note is a debt security having an interest rate or principal repayment requirement based on the performance of a benchmark asset or market, such as stock prices, currency exchange rates or commodity prices. They provide exposure to the benchmark market while fixing the maximum loss if that market does not perform as expected. Depending on the terms of the note, a Fund could forego all or part of the interest and principal that would be payable on a comparable conventional note, and the Fund's loss could not exceed that amount.

      o Inverse Floating Rate Instruments. The Funds may invest in inverse floating rate debt instruments ("inverse floaters"), including leveraged inverse floaters and inverse floating rate mortgage-backed securities, such as inverse floating rate "interest only" stripped mortgage-backed securities. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

      o Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. A Fund may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants a Fund has acquired as part of units with other securities or that are attached to other securities. No more than 2% of a Fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange. For further details, see "Warrants and Rights" in the Statement of Additional Information.

      o Small, Unseasoned Companies. Each Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that a Fund may have difficulty selling them at an acceptable price when it wants to) and the price of these securities may be volatile. See "Investing in Small, Unseasoned Companies" in the Statement of Additional Information for a further discussion of the risks involved in such investments.

      o Loans of Portfolio Securities. To attempt to increase its income or raise cash for liquidity purposes, each Fund may lend its portfolio securities, other than in repurchase transactions, to brokers, dealers and other financial institutions. A Fund must receive collateral for a loan. As a matter of fundamental policy, these loans are limited to not more than 33-1/3% of the Fund's total assets (taken at market value) and are subject to other conditions described in the Statement of Additional Information. The Funds presently do not intend to engage in loans of securities, but if a Fund does so it does not intend to lend securities in amounts that will exceed 5% of the Fund's total assets in the coming year.

      o When-Issued and Delayed Delivery Transactions. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Fund if the value of the security declines prior to the settlement date.

     o Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase transaction, a Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, a Fund may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

     o Illiquid and Restricted Securities. Under the policies established by the Funds' Board of Directors, the Manager determines the liquidity of certain of the Funds' investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Each Fund cannot invest more than 15% of its net assets in illiquid securities (including repurchase agreements having a maturity beyond 7 days, securities that are not readily marketable, certain restricted securities, over-the-counter options and privately-issued stripped mortgage-backed securities. Each Fund cannot invest more than 15% of its total assets in restricted securities. Illiquid securities include repurchase agreements maturing in more than seven days or certain participation interests other than those with puts exercisable within seven days. The Manager monitors holdings of illiquid securities on an ongoing basis and at times a Fund may be required to sell some holdings to maintain adequate liquidity.

      o Hedging. Each Fund may write covered call options on securities, stock or bond indices and foreign currency. Each may purchase and sell certain kinds of futures contracts, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." While the Funds currently do not engage extensively in hedging, a Fund may use these instruments for hedging and non-hedging purposes as described below.

     A Fund may write covered call options and buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures and writing covered calls, hedge a Fund's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures, tend to increase a Fund's exposure to the securities market. Forward contracts may be used to try to manage foreign currency risks on a Fund's foreign investments. Foreign currency options may be used to try to protect against declines in the dollar value of foreign securities a Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to a Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders. Hedging strategies entail special risks, described in "Investment Risks," above.

      o Futures. A Fund may buy and sell futures contracts for hedging and non-hedging purposes that relate to (1) foreign currencies (these are referred to as "Forward Contracts" and are discussed below), (2) financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as Financial
Futures), and (3) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

      o Covered Call Options and Options on Futures. A Fund may write (that is, sell) call options on securities, indices and foreign currencies for hedging purposes and write call options on Futures for hedging and non-hedging purposes, but only if all such calls are "covered." This means a Fund must own the security subject to the call while the call is outstanding or, in the case of calls on futures or indices, segregate appropriate liquid assets. When a Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from a Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

      A Fund may purchase put options on Futures. Buying a put on an investment gives a Fund the right to sell the investment at a set price to a seller of a put on that investment. A Fund may sell a put on Futures, but only if the puts are covered by segregated liquid assets.

      A Fund may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges or are traded in the over-the-counter markets. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. Options traded in the over-the-counter market may be "illiquid," and therefore may be subject to a Fund's restrictions on illiquid investments.

      o Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Fund may use them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. A Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated. No Fund will speculate in foreign exchange.

      o Interest Rate Swaps. A Fund may enter into interest rate swaps both for hedging and to seek to increase total return. In an interest rate swap, a Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. A Fund enters into swaps only on a net basis, which means the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will segregate liquid assets of any type (such as cash, U.S. Government, equity or debt securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      o Derivative Investments. Each Fund can invest in a number of different kinds of "derivative" investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. A Fund may not purchase or sell physical commodities; however, a Fund may purchase and sell foreign currency in hedging transactions. This shall not prevent a Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities. There are special risks of investing in derivatives, described in "Investment Risks," above.

      Derivative investments used by a Fund are used in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

      "Index-linked" or "commodity-linked" notes are debt securities that call for interest payments or repayment of principal in different terms than a typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. A Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

Other Investment Restrictions. The Funds have other investment restrictions which are "fundamental" policies. Among these fundamental policies, each Fund cannot do any of the following:

      o A Fund cannot borrow money, except for emergency or extraordinary purposes including (i) from banks for temporary or short-term purposes or for the clearance of transactions, in amounts not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value,
(ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Investment Company Act. For purposes of this investment restriction, mortgage dollar rolls, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

      o A Fund cannot make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33-1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed bonds, debentures or other similar obligations.

      o A Fund cannot purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities. The Funds have undertaken, as a matter of non-fundamental policy, to apply this restriction to 25% or more of their assets.

      o With respect to 75% of its total assets, a Fund cannot purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

      Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time a Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Additional investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information.

How the Funds are Managed

Organization and History. Each of the Funds is a series of Oppenheimer Series Fund, Inc. (the "Company"), which was organized in 1981 as a Maryland corporation. It is an open-end management investment company. Organized as a series fund, the Company presently has five series, each of which is diversified, including the three LifeSpan Funds. Prior to March 18, 1996, the LifeSpan Funds were called CMIA LifeSpan Capital Appreciation Fund, CMIA LifeSpan Balanced Fund and CMIA LifeSpan Diversified Income Fund.

     The Company (including the Funds) is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee each Fund's activities, review its performance, and review the actions of the Manager and the Subadvisers. "Directors and Officers of the Fund" in the Statement of Additional Information names the Directors and officers of the Funds and provides more information about them. Although the Funds will not normally hold annual meetings of shareholders, they may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Company's Articles of Incorporation.

      The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Company into two or more classes. The Board has done so, and each Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Funds are Managed" in the Statement of Additional Information for further information on voting of shares.

      The Board of Directors of the Company has determined that (i) it is in the best interest of shareholders of Oppenheimer LifeSpan Growth Fund that the Fund reorganize with and into Oppenheimer Disciplined Value Fund, a series of the Company, (ii) it is in the best interest of shareholders of Oppenheimer LifeSpan Balanced Fund that the Fund reorganize with and into Oppenheimer Disciplined Allocation Fund, a series of the Company, and (iii) it is in the best interest of shareholders of Oppenheimer LifeSpan Income Fund that the Fund reorganize with and into the Oppenheimer Bond Fund series of Oppenheimer Integrity Funds. The Board unanimously approved the terms of an Agreement and Plan of Reorganization to be entered into between each reorganizing fund (the "Reorganization Plan") and the transactions contemplated (the transactions are referred to as the "Reorganization"). The Board further determined that the Reorganization should be submitted to the Funds' shareholders for approval, and recommended that shareholders approve the Reorganization.

      Pursuant to the Reorganization Plan (i) substantially all of the assets of each Fund would be exchanged for Class A, Class B and Class C shares of the respective acquiring fund, (ii) the Class A, Class B and Class C shares of the acquiring funds would be distributed to the shareholders of the respective Fund and, (iii) the outstanding shares of each Fund would be canceled. It is expected that the Reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ,and each Fund will request an opinion of tax counsel to that effect.

      A meeting of the shareholders of the Funds is expected to be held to vote on the Reorganization. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of each Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). There is no assurance that a Fund's shareholders will approve the Reorganization with respect to that Fund. Details about the proposed Reorganization of each Fund will be contained in a proxy statement and other soliciting materials which will be sent to each Fund's shareholders of record on a date to be determined.

The Manager, the Subadvisers and their Affiliates. The Funds are managed by the Manager, OppenheimerFunds, Inc., which supervises each Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under a separate Investment Advisory Agreement for each Fund which state the Manager's responsibilities. The Investment Advisory Agreements set forth the rates of the management fees paid by a Fund to the Manager, and describes the expenses that a Fund is responsible to pay to conduct its business.

     o The Manager. The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     The management services provided to the Funds by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success.

      The Subadvisers. The Manager has engaged the following three Subadvisers to provide day-to-day portfolio management for certain components of the Funds:

      o Babson-Stewart, One Memorial Drive, Cambridge, MA 02142, the Subadviser to the international component, was established in 1987. The general partners of Babson-Stewart are David L. Babson & Co., which is an indirect subsidiary of Massachusetts Mutual Life Insurance Company, and Stewart Ivory & Co., Ltd. As of December 31, 1997, Babson-Stewart had approximately $4.5 billion in assets under management.

      o BEA Associates, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022, the Subadviser to the high yield/high risk bond component, has been providing fixed-income and equity management services to institutional clients since 1984. BEA is a partnership between Credit Suisse Capital Corporation and CS Advisors Corp. As of December 31, 1997, BEA Associates, together with its global affiliate, had over $128 billion in assets under management.

      o Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), 825 Duportail Road, Wayne, PA 19087, the Subadviser to the small cap component, was established in 1982 to provide specialized equity management for institutional investors including other investment companies. Pilgrim Baxter is a wholly-owned subsidiary of United Asset Management Corporation. As of December 31, 1997, Pilgrim Baxter had over $16 billion in assets under management.

      Each Subadviser is responsible for choosing the investments of its respective component for each Fund and its duties and responsibilities are set forth in its respective contract with the Manager. The Manager, not the Funds, pay the Subadvisers.

      o Portfolio Managers. The Manager supervises each Fund's investment program and regularly reviews the asset allocation among each Fund's classes and components. The Manager's personnel manage certain of the components. The Portfolio Managers of each component are listed below.

Component               Portfolio Manager/Business Experience (Last 5 Years)
-------------------------------------------------------------------
International
(Babson-Stewart)        James W. Burns: Managing Director, Babson-Stewart
                        (1993-present) and Director, Stewart-Ivory & Co. Ltd.
                        (since 1990) John G.L. Wright: Managing Director,
                        Babson-Stewart (1987-present); Director, Stewart
                        Ivory & Co. Ltd. (since 1971)
Value/Growth
(the Manager)           Peter M. Antos, C.F.A.: Principal Portfolio
                        Manager, Vice President of the Funds and
                        Senior Vice President of the Manager;
                        portfolio manager of other Oppenheimer funds;
                        previously Vice President and Senior Portfolio
                        Manager, Equities-G.R. Phelps & Co. ("G.R.
                        Phelps"), a subsidiary of Connecticut Mutual
                        Life Insurance Company ("CML") (1989-1996)

                        Michael C.  Strathearn,  C.F.A.:  Vice  President of the
                        Funds and the Manager since March, 1996; portfolio manager of other Oppenheimer funds; previously a Portfolio Manager, Equities, CML (1988-1996)

                        Kenneth B. White, C.F.A.: Vice President of the Funds and the Manager since March, 1996; portfolio manager of other Oppenheimer funds; previously a Portfolio Manager, Equities CML (1987-1992)

Growth/Income
(the Manager)           Michael C. Strathearn, C.F.A.: (see
                        biographical data above)

                        Peter M. Antos, C.F.A.: (see biographical data above)

                        Stephen F. Libera, C.F.A.: Vice President of the Funds and the Manager since March, 1996; portfolio manager of other Oppenheimer funds;
                     previously a Vice President and Senior
                        Portfolio Manager, Fixed Income--G.R. Phelps
                        (1985-1996)

                   Kenneth B. White, C.F.A.: (see biographical
                                   data above)

Small Cap Stocks
(Pilgrim Baxter)        Gary L. Pilgrim: Director, Member of Executive
                    Committee, President and Chief Investment
                     Officer, Pilgrim Baxter (1985-Present)

                        Michael D. Jones: Portfolio Manager/Analyst,
                        Pilgrim Baxter (since 1995); Vice
                        President/Portfolio Manager, Bank of New York
                        (1990-1995)

Government Securities
/Corporate Bonds
(the Manager)           Stephen F. Libera, C.F.A.: (see biographical
                        data above)

High Yield Bonds
(BEA Associates)        Richard J. Lindquist: Executive Director and
                        High Yield Portfolio Manager, BEA Associates
                    (since 1995); CS First Boston (1989-1995)

Short-Term Bonds
(the Manager)           Stephen F. Libera, C.F.A.: (see biographical
                        data above)

     o Fees and Expenses. Under separate Investment Advisory Agreements, each Fund pays the Manager a monthly fee. For the LifeSpan Growth and Balanced Funds, the fee is at the following annual rates: 0.85% of the average daily net assets up to $250 million and 0.75% of average daily net assets over $250 million. For the LifeSpan Income Fund, the annual rates are: 0.75% of average daily net assets up to $250 million and 0.65% of average daily net assets over $250 million. The management fees for fiscal year ended October 31, 1997 for each LifeSpan Growth Fund, LifeSpan Balanced Fund and LifeSpan Income Fund were o.85%, 0.85% and 0.75%, respectively, of the average annual net assets for each class of shares that were offered.

      Under its Investment Subadvisory Agreements with Babson-Stewart for the LifeSpan Growth and LifeSpan Balanced Funds, the Manager pays Babson-Stewart a monthly fee, at the following annual rates, which decline as the average daily net assets of that portion of the respective Fund's component allocated to Babson-Stewart grow: 0.75% of the first $10 million of average daily net assets allocated to Babson-Stewart, 0.625% of the next $15 million, 0.50% of the next $25 million and 0.375% of such assets in excess of $50 million. The net assets of all Funds allocated to Babson-Stewart are not aggregated in applying these breakpoints.

      Under its Investment Subadvisory Agreements with BEA for each LifeSpan Fund, the Manager pays BEA a quarterly fee at the following annual rates, which decline as the combined average daily net assets of each Fund allocated to BEA grow: 0.45% of the first $25 million of combined average daily net assets allocated to BEA, 0.40% of the next $25 million, 0.35% of the next $50 million and 0.25% of the assets in excess of $100 million.

      Under its Investment Subadvisory Agreements with Pilgrim Baxter, the Manager pays Pilgrim Baxter a monthly fee equal to 0.60% of the combined average daily net assets of the Funds allocated to Pilgrim Baxter. For purposes of calculating the fees payable to BEA and Pilgrim Baxter, the net asset values of those portions of the assets of each Fund subadvised by BEA and Pilgrim Baxter are aggregated with those portions of the net assets of Panorama Series Fund, Inc. managed by BEA and Pilgrim Baxter, respectively.

      Each Fund pays expenses related to its daily operations, such as custodian fees, certain Directors' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of a Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreements and the other expenses paid by the Funds is contained in the Statement of Additional Information.

     There is also information about the Funds' brokerage policies and practices in "Brokerage Policies of the Funds" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Funds' portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreements to consider whether brokers have sold shares of the Funds or any other funds for which the Manager serves as investment adviser.

      o The Distributor. Each Fund's shares are sold through dealers, brokers, banks and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as each Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

      o The Transfer Agent. Each Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for each Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts, to the Transfer Agent at the address and toll-free number shown below in this Prospectus or on the back cover.

Performance of the Funds

Explanation of Performance Terminology. Each Fund uses the term "total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in a Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). A Fund's performance data may help you see how well your investment has done over time and to compare it to market indices.

      It is important to understand that a Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare a Fund's performance. A Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      o Total Returns. There are different types of "total returns" used to measure a Fund's performance. Total return is the change in value of a hypothetical investment in a Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show a Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B and Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted at "net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

How have the Funds Performed? Below is a discussion by the Manager of the performance of each Fund during its fiscal year ended October 31, 1997, followed by a graphical comparison of the Fund's performance to appropriate broad-based market index or indices.

      o   Management's Discussion of Performance.

     o Oppenheimer LifeSpan Growth Fund. During the fiscal year ended October 31, 1997, the Fund's positive performance was primarily affected by the economic growth in the stock markets. In particular, the Fund realized gains on its stock holding in the financial and technology sectors. The Fund's investments in foreign securities also performed well, due in large part to a reduction of the Fund's exposure to the difficulties in Southeast Asia. The Fund's investments in high-yield securities also performed well, especially in strong growth sectors such as telecommunications. The Fund's government/corporate bond investments benefited from the controlled, non-inflationary growth in the U.S.

      o Oppenheimer LifeSpan Balanced Fund. During fiscal year ended October 31, 1997, the stock market performed strongly. The Fund benefited from the stock market due primarily to the Manager's allocation of approximately 65% of the Fund's assets in equity securities. In particular, the Fund's investments in financial and technology stocks contributed significantly to the Fund's positive performance, followed by small cap and international stocks. The Fund's returns were also helped by a bond market rally later in the year.

      o Oppenheimer LifeSpan Income Fund. During fiscal year ended October 31, 1997, the Fund performed well despite volatility in the short-term bond market. The Fund's positive performance was helped in large part by the non-inflationary growth environment in the U.S. The Fund's Growth/Income component performed the strongest, benefiting from overall strong stock market returns.

      Each Fund's portfolio holdings, allocations and strategies are subject to change.

     o Comparing the Funds' Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of each of the Funds held until October 31, 1997. In the case of Class A shares, performance is measured from the inception of each Fund. In the case of Class B shares, performance is measured from the inception of that class of each Fund on October 2, 1995. In the case of Class C shares, performance is measured from the inception of that class of each Fund on May 1, 1996.

      LifeSpan Balanced Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market and Lehman Brothers Government/Corporate Bond Index, an index which includes the government and corporate bond indices, including U.S. government treasury and agency securities, corporate and Yankee bonds. LifeSpan Income Fund's performance is compared to the performance of the Lehman Brothers Intermediate Government/Corporate Bond Index, which includes such bonds with 1- 10 year maturity. LifeSpan Growth Fund's performance is compared to the performance of the Wilshire 5000 Index, an index which measures the performance of all U.S. headquartered equity securities with readily available price data.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, each Fund's performance reflects the effect of the Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for a Fund's performance, it must be noted that each Fund's investments are not limited to the securities in any one index. Moreover, the indices performance data does not reflect any assessment of the risk of the investments included in the indices.

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer LifeSpan Growth Fund and Wilshire 5000 Index

[Graph](1)

Average Annual Total Return of Class A Shares of the Fund at 10/31/97(2)

1 Year            Life of Class
--------          -------------
6.46%             15.20%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance in the graph for the Wilshire 5000 Index began 4/30/95 for Class A shares.

(1) The Fund changed its fiscal year end from December to October. (2) The commencement of operations of the Fund (Class A shares) was 05/1/95. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum initial sales charge.

Past performance is not predictive of future performance.

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer LifeSpan Growth Fund and Wilshire 5000 Index

[Graph](1)

Average Annual Total Return of Class B Shares of the Fund at 10/31/97(3)

1 Year            Life of Class
--------          -------------
7.07%             13.40%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance in the graph for the Wilshire 5000 Index began 9/30/95 for Class B shares.

(1) The Fund changed its fiscal year end from December to October. (3) Class B shares of the Fund were first publicly offered on 10/2/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the 1-year period and the Life of Class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. Different contingent deferred sales charges applied to redemptions of Class B shares prior to 3/18/96.

Past performance is not predictive of future performance.

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer LifeSpan Growth Fund and Wilshire 5000 Index

[Graph]

Average Annual Total Return of Class C Shares of the Fund at 10/31/97(4)

1 Year            Life of Class
--------          -------------
11.05%            10.06%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance in the graph for the Wilshire 5000 Index began 4/30/96 for Class C shares.

(4) Class C shares of the Fund were first publicly offered on 5/1/96. The average annual total return for the 1-year period is shown net of the applicable 1% contingent deferred sales charge.

Past performance is not predictive of future performance.

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer LifeSpan Balanced Fund, Lehman Brothers
Government/Corporate Bond Index and the S&P 500 Index

[Graph](1)

Average Annual Total Return of Class A Shares of the Fund at 10/31/97(2)

1 Year            Life of Class
--------          -------------
6.18%             12.68%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance in the graph for the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Index began 4/30/95 for Class A shares.

(1) The Fund changed its fiscal year end from December to October. (2) The commencment of operations of the Fund (Class A shares) was 05/1/95. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum initial sales charge.

Past performance is not predictive of future performance.

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer LifeSpan Balanced Fund, Lehman Brothers
Government/Corporate Bond Index and the S&P 500 Index

[Graph](1)

Average Annual Total Return of Class B Shares of the Fund at 10/31/97(3)

1 Year            Life of Class
--------          -------------
6.70%             11.09%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance in the graphs for the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Index began 9/30/95 for Class B shares.

(1) The Fund changed its fiscal year end from December to October. (3) Class B shares of the Fund were first publicly offered on 10/2/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the 1-year period and the Life of Class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. Different contingent deferred sales charges applied to redemptions of Class B shares prior to 3/18/96.

Past performance is not predictive of future performance.

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer LifeSpan Balanced Fund, Lehman Brothers
Government/Corporate Bond Index and the S&P 500 Index

[Graph]

Average Annual Total Return of Class C Shares of the Fund at 10/31/97(4)

1 Year            Life of Class
--------          -------------
10.73%            9.96%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance in the graph for the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Index began 4/30/96 for Class C shares.

(4) Class C shares of the Fund were first publicly offered on 5/1/96. The average annual total return for the 1-year period is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance.

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer LifeSpan Income Fund and the Lehman Brothers
Intermediate Government/Corporate Bond Index

[Graph](1)

Average Annual Total Return of Class A Shares of the Fund at 10/31/97(2)

1 Year            Life of Class
------            -------------
4.90%             8.22%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance in the graph for the Lehman Brothers Intermediate Government/Corporate Bond Index began
4/30/95 for Class A shares.

(1) The Fund changed its fiscal year end from December to October. (2) The commencement of operations date of the Fund (Class A shares) was 05/1/95. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum initial sales charge.

Past performance is not predictive of future performance.

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer LifeSpan Income Fund and the Lehman Brothers
Intermediate Government/Corporate Bond Index

[Graph](1)

Average Annual Total Return of Class B Shares of the Fund at 10/31/97(3)

1 Year            Life of Class
------            -------------
5.51%             7.62%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance in the graph for the Lehman Brothers Intermediate Government/Corporate Bond Index began
9/30/95 for Class B shares.

(1) The Fund changed its fiscal year end from December to October. (3) Class B shares of the Fund were first publicly offered on 10/2/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the 1-year period and the Life of Class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. Different contingent deferred sales charges applied to redemptions of Class B shares prior to 3/18/96.

Past performance is not predictive of future performance.

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer LifeSpan Income Fund and the Lehman Brothers
Intermediate Government/Corporate Bond Index

[Graph]

Average Annual Total Return of Class C Shares of the Fund at 10/31/97(4)

1 Year            Life of Class
------            --------------
10.03%            10.04%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance in the graph for the Lehman Brothers Intermediate Government/Corporate Bond Index began
4/30/96 for Class C shares.

(4) Class C shares of the Fund were first publicly offered on 5/1/96. The average annual total return for the 1-year period is shown net of the applicable 1% contingent deferred sales charge.

Past performance is not predictive of future performance.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. Each Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page __). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares, as described in "Buying Class B Shares" below.

      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. A Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on a Fund's actual investment returns, and the operating expenses borne by the class of shares you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses your choice will also depend on how much you invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time or higher class-based expenses on the shares of Class B or Class C for which no initial sales charge is paid.

      o Investing for the Short Term. If you have a short term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than seven years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

      For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

      o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charge available for larger investments in Class A shares under a Fund's Right of Accumulation. Unlike Class B shares, Class C shares do not convert to Class A shares and remain subject to the asset-based sales charge.

     Of course all of these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

      o Are There Differences in Account Features that Matter to You? Because some features may not be available to Class B or C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, this may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information.

      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares: to reimburse the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of a Fund owned by the dealer or financial institution for its own account or for its customers.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

      o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      o Under pension and profit-sharing plans, 401(k) plans, Individual Retirement Accounts (IRAs) and through wrap fee accounts sponsored by certain broker-dealers, you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

      o There is no minimum investment requirement if you are buying shares by reinvesting dividends from a Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      o How Are Shares Purchased? You can buy shares several ways-through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     o Payments by Federal Fund Wires. Shares may be purchased by Federal Funds Wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire and receive further instructions.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      o Asset Builder Plans. You may purchase shares of a Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

      o At What Prices Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado or the order is received and transmitted to the Distributor by an entity authorized by a Fund to accept purchases or redemption orders. Each Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor. In most cases, to enable you to receive that day's offering price, the Distributor or its authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for Fund shares. Special Sales Charge Arrangements for Certain Persons. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of Fund shares (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds and Former Connecticut Mutual Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, a Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. Different sales charge rates and commissions applied to sales of Class A shares prior to March 18, 1996. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                           Front-End Sales   Front-End Sales
                           Charge as         Charge as         Commission as
                           Percentage of     Percentage of     Percentage of
Amount of Purchase         Offering Price    Amount Invested   Offering Price
------------------------------------------------------------------------
Less than $25,000          5.75%             6.10%             4.75%
------------------------------------------------------------------------
$25,000 or more but
less than $50,000          5.50%             5.82%             4.75%
-------------------------------------------------------------------------
$50,000 or more but
less than $100,000         4.75%             4.99%             4.00%
------------------------------------------------------------------------
$100,000 or more but
less than $250,000         3.75%             3.90%             3.00%
------------------------------------------------------------------------
$250,000 or more but
less than $500,000         2.50%             2.56%             2.00%
------------------------------------------------------------------------
$500,000 or more but
less than $1 million       2.00%             2.04%             1.60%

     The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o  Purchases aggregating $1 million or more;

      o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan (see "How to Buy Shares Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that:
(1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more;

      o Purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases; or

     o Purchases by a retirement plan qualified under Section 401(a) or 401(k) if the retirement plan has total plan assets of $500,000 or more.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commissions will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

      If you redeem any of those shares purchased prior to May 1, 1997 within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemptions proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, a Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under a Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 calendar months (18 months for shares purchases prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

      o Special Arrangements with Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of a Fund and other Oppenheimer funds to reduce the sales charge rate for current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value , at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of a Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o  the Manager or its affiliates;
      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of a Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of a Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares);

      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases, and (3) clients of such investment advisors or financial planners (who have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

     o any unit investment trust that has entered into an appropriate agreement with the Distributor; or

      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commenced by December 31, 1996.

      Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or one of its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from a Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your Fund shares, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemption of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time a purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

      o if at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

      o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake or fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from services; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

      o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

      o for distribution from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

Service Plan for Class A Shares. Each Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of each Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if a Fund's Board of Directors authorizes such reimbursements, which no Fund Board has done as yet) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about a Fund, assisting in establishing and maintaining accounts in a Fund, making a Fund's investment plans available and providing other services at the request of a Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to compensate it for providing distribution-related services to a Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, a Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of            Contingent Deferred Sales Charge
Month in Which Purchase             On Redemptions in that Year
Order Was Accepted                  (As % of Amount Subject to Charge)
-------------------------------------------------------------------
0-1                                 5.0%
-------------------------------------------------------------------
1-2                                 4.0%
-------------------------------------------------------------------
2-3                                 3.0%
-------------------------------------------------------------------
3-4                                 3.0%
-------------------------------------------------------------------
4-5                                 2.0%
-------------------------------------------------------------------
5-6                                 1.0%
-------------------------------------------------------------------
6 and following                     None

      In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made. Different contingent deferred sales charges applied to redemptions of Class B shares prior to March 18, 1996.

      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements-Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to a Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, a Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period. Distribution and Service Plans for Class B and Class C Shares. Each Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its costs in distributing Class B and C shares and servicing accounts. Under the Plans, a Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets of the respective class per year.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by a Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and C shares.

      The Distributor currently pays sales commissions of 3.75% on the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup the sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

      The Distributor's actual expenses in selling Class B and C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from a Fund under the Distribution and Service Plans for Class B and C shares. If a Fund terminates either of its Plans, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

     At October 31, 1997 the end of the Class B and Class C Plans year, the Distributor had the following unreimbursed expenses in connection with the sales of Class B and Class C shares:

                  Class B     % of Class B      Class C     % of Class C
                  Expenses    Net Assets        Expenses    Net Assets
-------------------------------------------------------------------
LifeSpan
Growth Fund       $131,807    2.44%             $12,680     1.05%
-------------------------------------------------------------------
LifeSpan
Income Fund       $  8,787    1.08%               -0-         -0-
-------------------------------------------------------------------
LifeSpan
Balanced Fund     $135,290    2.84%             $14,197     2.08%

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions applies.

      Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o returns of excess contributions to Retirement Plans;

      o distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

     o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies" below;

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants or beneficiaries; or

      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and

      o shares issued in plans of reorganization to which a Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

     AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with a Fund account, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares" below for details.

     o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and a Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares" below for details.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. Information about a Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.

Automatic Withdrawal and Exchange Plans. Each Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

      o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of a Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers

     o  403(b)(7)   Custodial   Plans  for  employees  of  eligible   tax-exempt
organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs

     o Pension and Profit-Sharing Plans for self-employed persons and other employers

      o  401(k) Prototype Retirement Plans for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How To Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. Each Fund offers you a number of ways to sell your shares in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      o Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o Certain Requests Require a Signature Guarantee. To protect you and the Funds from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     o You wish to redeem more than $50,000 worth of shares and receive a check

     o The redemption check is not payable to all shareholders listed on the account statement

     o The redemption check is not sent to the address of record on your account statement

     o Shares are being transferred to a Fund account with a different owner or name

     o Shares are redeemed by someone other than the owners (such as an Executor)

     o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

      o Your name

      o Your Fund's name

      o Your Fund account number (from your account statement)

      o The dollar amount or number of shares to be redeemed

      o Any special payment instructions

      o Any share certificates for the shares you are selling

     o The signatures of all registered owners exactly as the account is registered, and

      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

      o  To redeem shares through a service representative, call 1-800-852-8457

      o  To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      o Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account if the bank is a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable a Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. To find out more information about that service, please contact your dealer or broker. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How To Exchange Shares

Shares of a Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence.

      o The prospectuses of your Fund and the fund whose shares you want to buy must offer the exchange privilege.

      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.

     o You must meet the minimum purchase requirements for the fund you purchase by exchange.

     o Before exchanging into a fund, you should obtain and read its prospectus.

      Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of a Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

     o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same names and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to a Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, a Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o A Fund may amend, suspend or terminate the exchange privilege at any time. Although a Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a taxable gain or a loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

      o Net asset value per share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Board of Directors of the Funds has established procedures to value each Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in a Fund's best interest to do so.

      o Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, a Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures the Transfer Agent or a Fund may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor a Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.

      o The redemption price for shares will vary from day to day because the value of the securities in a Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal funds wire, certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      o Involuntary redemptions of small accounts may be made by a Fund if the account has fewer than 100 shares, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o Under unusual circumstances, shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from a Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish a Fund a correct and properly certified Social Security or Employer Identification Number and any other certification required by the Internal Revenue Service when you sign your application, or if you underreport your income to the Internal Revenue Service.

      o A Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

      o To avoid sending duplicate copies of materials to households, each Fund will mail only one copy of its annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder. Dividends, Capital Gains and Taxes

Dividends. Each Fund declares dividends separately for Class A, Class B and Class C shares from net investment income. LifeSpan Growth Fund intends to pay dividends, if any, annually, normally on the last business day in December. LifeSpan Balanced Fund intends to pay dividends, if any, quarterly, normally on the last business day of March, June, September and December. LifeSpan Income Fund will declare dividends from net investment income on each regular business day and pay those dividends to shareholders monthly. Distributions may be made monthly by LifeSpan Income Fund, annually by the LifeSpan Growth Fund and quarterly by LifeSpan Balanced Fund from any net short-term capital gains the Fund realizes in selling securities. The Board of Directors can change those dates. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends.

Capital Gains. Each Fund may make distributions annually in December out of any net short-term or long-term capital gains. Each Fund may make supplemental distributions of long-term capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information your Fund sends you after the end of the year. There can be no assurance that your Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     o Reinvest All Distributions In Your Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of your Fund.

     o Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in your Fund while receiving dividends by check or sent to your bank account on AccountLink.

     o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. A Fund's distributions from long-term capital gains are taxable to shareholders as long-term capital gains, no matter how long you held your shares. Dividends paid by a Fund from short-term capital gains and net investment income are taxable as ordinary income. These dividends and distributions are subject to Federal income tax and may be subject to state or local taxes. Your distributions are taxable as described above, whether you reinvest them in additional shares or take them in cash. Corporate shareholders may be entitled to the corporate dividends received deduction for some portion of a Fund's distributions treated as ordinary income, subject to applicable limitations under the Internal Revenue Code. Every year your Fund will send you and the IRS a statement showing the amount of the dividends and other distributions you received for the previous year. So that each Fund will not have to pay taxes on the amount it distributes to shareholders as dividends and capital gains, each Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "Buying a Dividend." If you buy shares on or just before the ex-dividend date, or just before your Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      o Taxes on Transactions. Share redemptions and repurchases, including redemptions for exchanges, may produce a taxable gain or a loss, which generally will be a capital gain or loss for shareholders who hold their Fund shares as capital assets. Such a gain or loss is the difference between your tax basis, which is usually the price you paid for the shares, and the proceeds you received when you sold them. Special tax rules may apply to certain redemptions preceded or followed by investments in the same Fund or another Oppenheimer fund.

      o Returns of Capital. In certain cases distributions made by your Fund may be considered a return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A return of capital will reduce your tax basis in your Fund shares but will not be taxable except to the extent it exceeds such tax basis.

      o Foreign Taxes. Each Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments, if any. These taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Funds do not expect to qualify to pass such foreign taxes and any related tax deductions or credits through to their shareholders.

      This information is only a summary of certain federal tax information about your investment. Tax-exempt or tax-deferred investors, foreign investors, and investors subject to special tax rules (such as certain banks and securities dealers) may have different tax consequences not described above. More tax information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.

Appendix A

             Description of Ratings-Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

      Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

      A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

      Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

     C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

     AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

      A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

      BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

      BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

APPENDIX B

                      Special Sales Charge Arrangements

I.  Special Sales Charge Arrangements for Shareholders of a Fund
Who Were Shareholders of the Former Quest for Value Funds

The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of a Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of a Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds, or (ii) purchased by such shareholder by exchange of shares of other Oppenheimer funds that were acquired pursuant to the merger of any of the former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

     o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders.

      o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                        Front-End         Front-End
                        Sales Charge as   Sales Charge as   Commission
Number of Eligible      a Percentage of   a Percentage of   as Percentage
Employees or Members    Offering Price    Amount Invested   of Offering Price
-------------------------------------------------------------------------------
9 or fewer              2.50%             2.56%             2.00%
-------------------------------------------------------------------------------
At least 10 but
not more than 49        2.00%             2.04%             1.60%

      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ to __ of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

      o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of a Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of a Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of a Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of a Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is not or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

     o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. A Funds' Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

      o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of a Fund acquired by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under
Section  401(a) of the Internal  Revenue Code or from  custodial  accounts under
Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      o Waivers for Redemptions of Shares Purchased On or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of a Fund acquired by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of a Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in a Fund or another Oppenheimer fund.

II.  Special Sales Charge Arrangements for Shareholders of a Fund
Who Were Shareholders of the Former Connecticut Mutual Funds

Certain of the sales charge rates and waivers for Class A and Class B shares of a Fund described elsewhere in this Prospectus are modified as described below for those shareholders of Connecticut Mutual Liquid Account, Connecticut Mutual Government Securities Account, Connecticut Mutual Income Account, Connecticut Mutual Growth Account, Connecticut Mutual Total Return Account, CMIA LifeSpan Diversified Income Account, CMIA LifeSpan Capital Appreciation Account and CMIA LifeSpan Balanced Account (the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds.

Prior Class A CDSC and Class A Sales Charge Waivers

      o Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to a Funds' policies on Combined Purchases or Rights of Accumulation, who still hold those shares in a Fund or other Former Connecticut Mutual Funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with a Funds' former general distributor to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      o Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

(1) any purchaser, provided the total initial amount invested in a Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in a Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more; (3) Directors of a Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), a Funds' prior distributor, and its affiliated companies; (5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and (6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of a Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of a Fund.

Class A and Class B Contingent Deferred Sales Charge Waivers

In addition to the waivers set forth in "How To Buy Shares," above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of a Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer Fund that was a Former Connecticut Mutual Fund and the shares of such Former Connecticut Mutual Fund were purchased prior to March 18, 1996:
(1)by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; (4) as tax-free returns of excess contributions to such retirement or employee benefit plans; (5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (6) in connection with the redemption of shares of a Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; (7) in connection with a Fund's right to involuntarily redeem or liquidate a Fund; (8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; and (9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Companys Articles of Incorporation, or as adopted by the Board of Directors of the Funds.

Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

OppenheimerFunds Internet Web Site
http://www.oppenheimerfunds.com

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York  10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, NY 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Funds, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state. PR0000.305.0298 Printed on recycled paper

                            APPENDIX TO PROSPECTUS OF
                        OPPENHEIMER LIFESPAN INCOME FUND

      Graphic  material  included in Prospectus of Oppenheimer  LifeSpan  Income
Fund: "Comparison of Total Return of Oppenheimer LifeSpan Income Fund with the Lehman Brothers Intermediate Government/Corporate Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer LifeSpan Income Fund and the Lehman Brothers Intermediate Government/Corporate Index."

      Linear graphs will be included in the Prospectus of Oppenheimer LifeSpan Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (5/1/95) through 10/31/97, in the case of the Fund's Class B, that graph will cover the period from inception (10/2/95) through 10/31/97, and in the case of Class C shares, that graph will cover the period from the inception of the class (5/1/96) through 10/31/97. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Intermediate Government/Corporate Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Intermediate Government/Corporate Bond Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                                                Lehman Brothers
                        Oppenheimer             Intermediate
Fiscal                  LifeSpan Income         Government/Corporate
Period Ended            Fund Class A            Bond Index
-------------           ---------------         -------------------
5/1/95(1)               $ 9,425                 $10,000
12/31/95                $10,482                 $10,914
10/31/96                $10,949                 $11,280
10/31/97                $12,185                 $12,125

                                                Lehman Brothers
                        Oppenheimer             Intermediate
Fiscal                  LifeSpan Income         Government/Corporate
Period Ended            Fund Class B            Bond Index
-------------           ---------------         -------------------
10/02/95(2)             $10,000                 $10,000
12/31/95                $10,430                 $10,352
10/31/96                $10,814                 $10,699
10/31/97                $11,651                 $11,501
----------------
(1) Class A Shares of the Fund were first publicly offered on 5/1/95. (2) Class B shares of the Fund were first publicly offered on 10/02/95.

                                                Lehman Brothers
                        Oppenheimer             Intermediate
Fiscal                  LifeSpan Income         Government/Corporate
Period Ended            Fund Class C            Bond Index
-------------           ---------------         -------------------
05/01/96(3)             $10,000                 $10,000
10/31/96                $10,396                 $10,459
10/31/97                $11,543                 $11,243
----------------
(3) Class C shares of the Fund were first publicly offered on 05/01/96.

                            APPENDIX TO PROSPECTUS OF
                       OPPENHEIMER LIFESPAN BALANCED FUND

Graphic material  included in Prospectus of Oppenheimer  LifeSpan Balanced Fund:
"Comparison of Total Return of Oppenheimer LifeSpan Balanced Fund with the S&P 500 Index and the Lehman Brothers Corporate/Government Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer LifeSpan Balanced Fund and the S&P 500 Index and the Lehman Brothers Corporate/Government Index."

Linear graphs will be included in the Prospectus of Oppenheimer LifeSpan Balanced Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (5/1/95) through 10/31/97, in the case of the Fund's Class B, that graph will cover the period from inception (10/2/95) through 10/31/97, and in the case of Class C shares, that graph will cover the period from the inception of the class (5/1/96) through 10/31/97. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index and the Lehman Brothers Corporate/Government Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index and the Lehman Brothers Corporate/ Goverment Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                     Oppenheimer             S&P         Lehman Brothers
Fiscal               LifeSpan Balanced       500         Corporate/Government
Period Ended         Fund Class A            Index       Index
-------------        ------------------      ------      --------------------
5/1/95(1)            $ 9,425                 $10,000     $10,000
12/31/95             $10,870                 $12,176     $11,202
10/31/96             $11,962                 $14,200     $11,446
10/31/97             $13,476                 $18,758     $12,455

                     Oppenheimer             S&P         Lehman Brothers
Fiscal               LifeSpan Balanced       500         Corporate/Government
Period Ended         Fund Class B            Index       Bond Index
------------         -----------------       ------      --------------------
10/02/95(2)          $10,000                 $10,000     $10,000
12/31/95             $10,450                 $10,602     $10,466
10/31/96             $11,413                 $12,364     $10,694
10/31/97             $12,447                 $16,332     $11,637
----------------
(1) Class A Shares of the Fund were first publicly offered on 5/01/95. (2) Class B shares of the Fund were first publicly offered on 10/02/95.

                     Oppenheimer             S&P         Lehman Brothers
Fiscal               LifeSpan Balanced       500         Corporate/Government
Period Ended         Fund Class C            Index       Bond Index
-------------        -----------------       ------      ------------------
05/01/96(3)          $10,000                 $10,000     $10,000
10/31/96             $10,321                 $10,908     $10,535
10/31/97             $11,532                 $14,409     $11,464
----------
(3) Class C shares of the Fund were first publicly offered on 5/01/96.

                            APPENDIX TO PROSPECTUS OF
                        OPPENHEIMER LIFESPAN GROWTH FUND

      Graphic  material  included in Prospectus of Oppenheimer  LifeSpan  Growth
Fund: "Comparison of Total Return of Oppenheimer LifeSpan Growth Fund with the Wilshire 5000 Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer LifeSpan Growth Fund and the Wilshire 5000 Index."

     Linear graphs will be included in the Prospectus of Oppenheimer LifeSpan Growth Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (5/1/95) through 10/31/97, in the case of the Fund's Class B, that graph will cover the period from inception (10/2/95) through 10/31/97, and in the case of Class C shares, that graph will cover the period from the inception of the class (5/1/96) through 10/31/97. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Wilshire 5000 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Wilshire 5000 Index, is set forth in the Prospectus under "Performance of the Fund -Comparing the Fund's Performance to the Market."

                        Oppenheimer
Fiscal                  LifeSpan Growth         Wilshire 5000
Period Ended            Fund Class A            Index
-------------           ---------------         -------------------
5/01/95(1)              $ 9,425                 $10,000
12/31/95                $11,123                 $12,028
10/31/96                $12,611                 $13,605
10/31/97                $14,246                 $17,604

                        Oppenheimer
Fiscal                  LifeSpan Growth         Wilshire 5000
Period Ended            Fund Class B            Index
-------------           ----------------        -------------------
10/02/95(2)             $10,000                 $10,000
12/31/95                $10,534                 $10,432
10/31/96                $11,859                 $15,267
10/31/97                $12,990

                        Oppenheimer
Fiscal                  LifeSpan Growth         Wilshire 5000
Period Ended            Fund Class C            Index
-------------           ---------------         -------------------
5/01/96(3)              $10,000                 $10,000
10/31/96                $10,304                 $10,517
10/31/97                $11,546                 $13,608
----------------
(1) Class A shares of the Fund were first publicly offered on 5/01/95. (2) Class B shares of the Fund were first publicly offered on 10/02/95. (3) Class C shares of the Fund were first publicly offered on 5/01/96.

Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated February 19, 1998

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds and supplements information in the Funds' Prospectus dated February 19, 1998. It should be read together with the Prospectus which may be obtained by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

CONTENTS
                                                                          Page
About the Funds
Investment Objectives and Policies............................................
   Investment Policies and Strategies.........................................
   Other Investment Restrictions..............................................
How the Funds are Managed.....................................................
   Organization and History...................................................
   Directors and Officers of the Funds........................................
   The Manager and Its Affiliates.............................................
Brokerage Policies of the Funds...............................................
Performance of the Funds......................................................
Distribution and Service Plans................................................

About Your Account
How to Buy Shares.............................................................
How to Sell Shares............................................................
How to Exchange Shares........................................................
Dividends, Capital Gains and Taxes............................................
Additional Information About the Funds........................................

Financial Information About the Funds
Independent Auditors' Report..................................................
Financial Statements..........................................................

Appendix: Corporate Industry Classification................................A-1

ABOUT THE FUNDS

Investment Objectives And Policies

Investment Policies and Strategies. The investment objectives and policies of each Fund are described in its Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Funds may invest, as well as the strategies the Funds may use to try to achieve their objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectuses.

     o Foreign Securities. Consistent with the limitations on foreign investing set forth in the Prospectus, each Fund may invest in foreign securities. Each Fund may also invest in debt and equity securities of corporate and governmental issuers of countries with emerging economies or securities markets. Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. If a Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Directors under applicable rules of the Securities and Exchange Commission ("SEC"). In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

      Foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments, that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American depository receipts, or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities" for purposes of a Fund's investment allocations, because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad.

     Investing in foreign securities, and in particular in securities in emerging countries, involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity in foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries, and in particular emerging countries, of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      A Fund's investment income or, in some cases, capital gains from foreign issuers may be subject to foreign withholding or other foreign taxes, thereby reducing a Fund's net investment income and/or net realized capital gains. See "Dividends, Capital Gains and Taxes."

     o Debt Securities. All debt securities are subject to two types of risks: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security).

     o Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.

      o Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute a Fund's net asset values.

     o High Yield Securities. Each Fund may invest in high-yield/high risk securities (commonly called junk bonds). OppenheimerFunds, Inc. (the "Manager") does not rely on credit ratings assigned by rating agencies in assessing investment opportunities in debt securities. Ratings by credit agencies assess safety of principal and interest payments and do not reflect market risks. In addition, ratings by credit agencies may not be changed by the agencies in a timely manner to reflect subsequent economic events. By carefully selecting individual issues and diversifying portfolio holdings by industry sector and issuer, the Manager believes that the risk of the Fund holding defaulted lower grade securities can be reduced. Emphasis on credit risk management involves the Manager's own internal analysis to determine the debt service capability, financial flexibility and liquidity of an issuer, as well as the fundamental trends and outlook for the issuer and its industry. The Manager's rating helps it determine the attractiveness of specific issues relative to the valuation by the market place of similarly rated credits.

     Risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates which may cause the Fund to invest premature redemption proceeds in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the net asset value of a Fund. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

     o  U.S.  Government   Securities.   U.S.  Government  Securities  are  debt
obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon" Treasury securities.

     o U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States.

     o U.S. Government and Agency. U.S. Government Securities are debt obligations issued by or guaranteed by the United States government or any of its agencies or instrumentalities. Some of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities (referred to as "Ginnie Maes") guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, which means that the government pledges to use its taxing power to repay the debt. Other U.S. Government Securities issued or guaranteed by Federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. They may include obligations supported by the ability of the issuer to borrow from the U.S. Treasury. However, the Treasury is not under a legal obligation to make a loan. Examples of these are obligations of Federal Home Loan Mortgage Corporation (those securities are often called "Freddie Macs"). Other obligations are supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds (these securities are often called "Fannie Maes").

      o GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgaged-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that a Fund may purchase may be of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

     The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market.

      o FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

      o FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCS and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

      GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

     o Zero Coupon Securities and Deferred Interest Bonds. The Funds may invest in zero coupon securities and deferred interest bonds issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. Zero coupon securities and deferred interest bonds usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. An additional risk of private-issuer zero coupon securities and deferred interest bonds is the credit risk that the issuer will be unable to make payment at maturity of the obligation.

      While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. With zero coupon securities, however, the lack of periodic interest payments means that the interest rate is "locked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates.

      Because a Fund accrues taxable income from zero coupon and deferred interest securities without receiving cash, a Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of a Fund, and the amount of cash income a Fund receives from other investments and the sale of shares. In either case, cash distributed or held by a Fund that is not reinvested by investors in additional Fund shares will hinder a Fund from seeking current income.

      o Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Funds may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrower from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of a Fund's shares.

     Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, though various means of structuring the transaction or through a combination of such approaches.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of such Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

      Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Directors and consistent with a Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

     o "Stripped" Mortgage-Backed Securities. The Funds may invest in "stripped" mortgage-backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In accordance with a requirement imposed by the staff of the SEC, the Manager or the relevant Subadviser will consider privately- issued fixed rate IOs and POs to be illiquid securities for purposes of a Fund's limitation on investments in illiquid securities. Unless the Manager or the relevant Subadviser, acting pursuant to guidelines and standards established by the Board of Directors, determines that a particular government-issued fixed rate IO or PO is liquid, management will also consider these IOs and POs to be illiquid. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

      o Custodial Receipts. Each of the Funds may acquire U.S. Government Securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRs) and Certificate of Accrual on Treasury Securities
(CATS). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. Government Securities by the Staff of the SEC, however. Further, the IRS' conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

     o Collateralized Mortgage-Backed Obligations ("CMOs"). Each Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer, which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

      o Asset-Backed Securities. The Funds may purchase asset-back securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset- backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

      o Commercial Paper. Each Fund may purchase commercial paper for temporary defensive purposes as described in its Prospectus. In addition, a Fund may invest in variable amount master demand notes and floating rate notes as follows:

      o Variable Amount Master Demand Notes. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, a Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. A Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by a Fund in illiquid securities, described in the Fund's Prospectus. The Manager and relevant Subadviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

     o Floating Rate/Variable Rate Notes. Some of the notes a Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other support arrangements. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Fund's investment quality standards relating to investments in bank obligations. A Fund will invest in variable and floating rate instruments only when the Manager or relevant Subadviser deems the investment to meet the investment guidelines applicable to a Fund. The Manager or relevant Subadviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

      The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

      Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

     o Bank Obligations and Instruments Secured Thereby. The bank obligations each Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. A Fund may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

      Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by a Fund in illiquid investments, set forth in the Fund's Prospectus under "Illiquid and Restricted Securities."

      Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

     o Equity Securities. Additional information about some of the types of equity securities each Fund may invest in is provided below.

      o Convertible Securities. Each Fund may invest in convertible securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, any rating assigned to the security has less impact on the Manager's or relevant Subadviser's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager or relevant Subadviser examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

     o Warrants and Rights. Each Fund may purchase warrants. Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price a Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     o Preferred Stock. Each of the Funds, subject to its investment objective, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

     o Hedging. Consistent with the limitations set forth in its Prospectus and below, each Fund may employ one or more of the types of hedging instruments described below. Additional information about the hedging instruments a Fund may use is provided below. In the future, a Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

     o Covered Call Options on Securities, Securities Indices and Foreign Currencies. Each Fund may purchase and write covered call options. Such options may relate to particular U.S. or non-U.S. securities, to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. The Funds may purchase and write, as the case may be, call options which are issued by the Options Clearing Corporation (OCC) or which are traded on U.S. and non-U.S. exchanges. LifeSpan Growth Fund and LifeSpan Balanced Fund (with respect to the international Component) may purchase options on currency in the over-the-counter (OTC) markets.

      o Writing Covered Calls. When a Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund retains the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

      No Fund shall write a covered call option if as a result thereof the assets underlying calls outstanding (including the proposed call option) would exceed 20% of the value of the assets of the Fund.

      o Purchasing Covered Calls. When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When a Fund purchases a call on a securities index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, a Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     Calls on broadly-based indices or futures are similar to calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Fund buys a call on an index or future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the
"multiplier"), which determines the total dollar value for each point of difference. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund's option activities may affect its turnover rate and brokerage commissions. A Fund may pay a brokerage commission each time it buys a call, sells a call, or buys or sells an underlying investment in connection with the exercise of a call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      o Futures Contracts and Related Options. To hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes, each Fund may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, currencies and other financial instruments and indices. In addition, each Fund that may invest in securities that are denominated in a foreign currency may purchase and sell futures on currencies and sell options on such futures. A Fund will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as defined in regulations promulgated by the CFTC. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

      A Fund may buy and sell futures contracts on interest rates ("Interest Rate Futures"). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

     The Fund may buy and sell futures contracts related to financial indices (a "Financial Future"). A financial index assigns relative values to the securities included in the index and fluctuates with the changes in the market value of those securities. Financial indices cannot be purchased or sold directly. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a Financial Future.

      Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with a Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Financial Futures and Interest Rate Futures by their terms call for settlement by delivery cash or securities, respectively, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      The Funds may use options on futures contracts solely for bona fide hedging or other non- hedging purposes as described below.

     o Forward Contracts. Each Fund may enter into foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. A forward currency exchange contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. A Fund generally will not enter into a forward currency exchange contract with a term of greater than one year. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receipt of dividend payments in a foreign currency, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency, or when it believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund is denominated ("cross hedge").

     A Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is also the subject of the hedge. A Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in these currencies provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. As an alternative, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity of a Forward Contract requiring a Fund to sell a currency, a Fund, may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

     o Interest Rate Swap Transactions. All Funds may enter into swap transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Fund under a swap agreement will have been greater than those received by them. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager or relevant Subadviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the SEC takes the position that swaps, caps and floors are illiquid investments that are subject to a limitation on such investments.

       o Additional Information About Hedging Instruments and Their Use. A Fund's Custodian, or a securities depository acting for the Custodian, will act as a Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which a Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the option or upon a Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When LifeSpan Growth Fund or LifeSpan Balanced Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option "is in-the-money"). When LifeSpan Growth Fund or LifeSpan Balanced Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in its Prospectus) the mark- to-market value of any OTC option held by them. The SEC is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      o Regulatory Aspects of Hedging Instruments. The Funds are required to operate within certain guidelines and restrictions with respect to their use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Funds are excluded from registration as a "commodity pool operator" if they comply with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Funds' assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule a Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Funds' net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, a Fund must also use short futures and options futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Funds are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges through one or more or brokers. Thus, the number of options which the Funds may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Funds purchase a Future, the Funds will maintain, in a segregated account or accounts with their Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      o Tax Aspects of Covered Calls and Hedging Instruments. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although each reserves the right not to qualify). That qualification enables a Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or shareholder is otherwise exempt from tax).

     Certain foreign currency exchange contracts (Forward Contracts) in which a Fund may invest are treated as "Section 1256 contracts." Gains or losses relating to Section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain Section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to- market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

      Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the timing and character of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, generally gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      o Risks Of Hedging With Options and Futures. In addition to the risks with respect to hedging discussed in each Fund's Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against a decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     o Portfolio Turnover. Each Fund's particular portfolio securities may be changed without regard to the holding period of these securities (subject to certain tax restrictions), when the Manager or respective Subadviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Funds do not generally intend to invest for the purpose of seeking short-term profits. Variations in portfolio turnover rate from year to year reflect the investment discipline applied to the particular Fund and do not generally reflect trading for short-term profits.

Other Investment Restrictions

Fundamental Investment Restrictions. Each Fund has adopted the following fundamental investment restrictions. Each Fund's most significant investment restrictions are also set forth in its Prospectus. Fundamental policies cannot be changed without the vote of a "majority" of a Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

      Each of the LifeSpan Funds may not:

      (1)Issue senior securities, except as permitted by paragraphs 2, 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

      (2)Purchase any securities on margin (except that the Company may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

      (3)Borrow money, except for emergency or extraordinary  purposes including
(i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and
(iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Investment Company Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

      (4)Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

      (5)Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      (6)Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      (7)Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed bonds, debentures or other similar obligations.

      (8)Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

      (9)With respect to 75% of total assets,  purchase  securities of an issuer
(other  than  the  U.S.   Government,   its   agencies,   instrumentalities   or
authorities), if:

     (a)such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     (b)such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

      For purposes of the fundamental investment restrictions, the term "borrow" does not include mortgage dollar rolls, reverse repurchase agreements or lending portfolio securities and the terms "illiquid securities" and "portfolio securities which do not have readily available market quotations" shall include restricted securities. However, as non-fundamental policies, the Company will treat reverse repurchase agreements as borrowings, master demand notes as illiquid securities and mortgage dollar rolls as sales transactions and not as a financing.

      For purposes of the restriction on investing more than 25% of the Funds' assets in the securities of issuers in any single industry, the category Financial Services as used in the Financial Statements may include several different industries such as mortgage-backed securities, brokerage firms and other financial institutions. Each of the Income Fund and Liquid Fund of the Company may not, as a non-fundamental investment restriction, invest more than 5% of its total assets in securities of any issuer which, together with its predecessors, has been in operation for less than three years.

      For purposes of a Funds' policy not to concentrate their assets, described in the above restrictions, the Funds have adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.

      The percentage restrictions described above and in each Fund's Prospectus are applicable only at the time of investment and require no action by a Fund as a result of subsequent changes in value of the investments or the size of a Fund.

Non-fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non- fundamental and may be changed by the Board of Directors without the approval of shareholders.

      Each of the LifeSpan Funds may not:

      (1)Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

      (2)Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Manager or the Subadvisers to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

      (3)Purchase or retain securities of an issuer if one or more of the Directors or officers of the Company or directors or officers of the Manager or any Subadviser or any investment management subsidiary of the Manager or any Subadviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

      (4)Purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company. The Fund will not purchase the securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company, or purchase the securities of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees. The Fund has no current intention of investing in other investment companies.

      (5)Invest more than 15% of total assets in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

      (6)Invest more than 5% of total assets in securities of any issuer which, together with its predecessors, has been in operation for less than three years.

      (7)Invest in securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, certain restricted securities, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities.

      (8)Purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

      (9)Invest in real estate limited partnership interests.

      (10) Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

      (11) Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

      (12) Write covered call or put options with respect to more than 25% of the value of its total assets, invest more than 25% of its total assets in protective put options or invest more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof, other than protective put options. The aggregate value of premiums paid on all options, other than protective put options, held by the Fund at any time will not exceed 20% of the Fund's total assets.

      (13) Invest for the purpose of exercising control over or management of any company.

      In order to permit the sale of shares of the Funds in certain states, the Board of Directors may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board of Directors determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board of Directors may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board of Directors may, in its sole discretion, revoke such policy. How the Funds are Managed

Organization and History. Oppenheimer Series Fund, Inc. (the "Company") was incorporated in Maryland on December 9, 1981. Prior to March 18, 1996, the Company was named Connecticut Mutual Investment Accounts, Inc. On March 18, 1996 the Funds listed below changed their names as follows:

                                    Fund Name Prior to
     Fund                           March 18, 1996

LifeSpan Balanced Fund              CMIA LifeSpan Balanced Account
LifeSpan Growth Fund                CMIA LifeSpan Capital Appreciation Account
LifeSpan Income Fund                CMIA LifeSpan Income Account

      As a Maryland corporation, the Company (and each of its series, including the Funds) are not required to hold, and do not plan to hold, regular annual meetings of shareholders. The Funds will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. The Directors will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Directors receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Company valued at $25,000 or more or holding at least 1% of the Company's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Directors will then either make each Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Directors may take such other action as set forth under Section 16(c) of the Investment Company Act.

Directors and Officers of the Company. The Funds' Directors and officers and their principal occupations and business affiliations during the past five years are listed below. The address for each Director and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Directors are also trustees or directors of Oppenheimer California
Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Enterprise Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Multiple Strategies Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, the other series in the Oppenheimer Series Fund, Inc., Oppenheimer U.S. Government Trust, and
Oppenheimer World Bond Fund (collectively, the "New York-based Oppenheimer funds"), except that Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Ms. Macaskill and Messrs. Spiro, Donohue, Bishop, Bowen, Farrar and Zack hold the same respective offices with the New York- based Oppenheimer funds as with the Funds. As of February 9, 1998, the Directors and officers of each Fund as a group owned less than 1% of the outstanding Class A, Class B, or Class C shares of each Fund. That statement does not include ownership of shares held of record by an employee benefit plan for employees of the Manager (one of the Directors of the Funds listed below, Ms. Macaskill, and one of the officers, Mr. Donohue, are trustees of that plan) other than the shares beneficially owned under that plan by the officers of the funds listed above.

Leon Levy, Chairman of the Board of Directors; Age: 72
31 West 52nd Street, New York,  NY  10019
General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Director; Age: 64
19750 Beach Road, Jupiter Island, FL 33464
Formerly he held the following positions: Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (October 1995-December 1997); Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President, General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager and an officer of other Oppenheimer funds.

Benjamin Lipstein, Director; Age: 74
591 Breezy Hill Road, Hillsdale, NY 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex Publishers, Inc (Publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

Bridget A. Macaskill, President and Director*; Age: 49
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director
(since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

Elizabeth B. Moynihan, Director; Age: 68
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State, and of the Indo-U.S. Sub-Commission on Education and Culture.

Kenneth A. Randall, Director; Age: 70
6 Whittaker's Mill, Williamsburg, VA 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Texan Cogeneration Company (cogeneration company), Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The
Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Director; Age: 67
40 Park Avenue, New York, NY 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of River Bank America (real estate manager); Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Director; Age: 66
8 Sound Shore Drive, Greenwich, CT 06830
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship Inc. (corporate and governance consulting); a director of Professional Staff Limited (U.K.); a trustee of Mystic Seaport Museum, International House and Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Director*; Age: 72
Chairman Emeritus (since August 1991) and a director (since January 1969) of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Director; Age: 85
498 Seventh Avenue, New York, NY 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Director; Age: 67
1325 Merrie Ridge Road, McLean, VA 22101
Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) IMC Global Inc. (chemicals and animal feed), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

Peter M. Antos, Vice President and Portfolio Manager; Age:  52
One Financial Plaza, 755 Main Street, Hartford, CT  06103-2603
Chartered Financial Analyst; Principal Portfolio Manager, Vice President of the Fund and Senior Vice President of the Manager and HarbourView (since March
1996); portfolio manager of other Oppenheimer funds; previously Vice President and Senior Portfolio Manager, Equities - Connecticut Mutual Life Insurance Company and its subsidiary - G. R. Phelps & Co. ("G. R. Phelps") (1989- 1996).

Michael C. Strathearn, Vice President and Portfolio Manager; Age: 45 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst; Vice President of the Funds, the Manager and HarbourView (since March
1996); portfolio manager of other Oppenheimer funds; previously a Portfolio Manager, Equities-Connecticut Mutual Life Insurance
Company (1988-1996).

Kenneth B. White, Vice President and Portfolio Manager; Age: 46 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst; Vice President of the Funds, the Manager and HarbourView (since March 1996); portfolio manager of other Oppenheimer funds; previously a Portfolio Manager, Equities-Connecticut Mutual Life Insurance Company (1992-1996); Senior Investment Officer, Equities-Connecticut Mutual Life Insurance Company (1987-1992).

Stephen F. Libera, Vice President and Portfolio Manager; Age: 47 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst; Vice President of the Funds, the Manager and HarbourView (since March 1996); portfolio manager of other Oppenheimer funds; previously a Vice President and Senior Portfolio Manager, Fixed Income-Connecticut Mutual Life Insurance Company and its subsidiary -G.R. Phelps (1985-1996).

George C. Bowen, Treasurer; Age: 61
6803 South Tucson Way, Englewood, CO 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.

Andrew J. Donohue, Secretary; Age: 47
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July
1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October
1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 39
6803 South Tucson Way, Englewood,  CO 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Scott  T. Farrar, Assistant Treasurer; Age: 32
6803 South Tucson Way, Englewood,  CO 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age: 49

Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.
-------------------------------------------
*A Director who is an "interested person" of the Company as defined in the Investment Company Act.

      o Remuneration of Directors. The officers of the Funds are affiliated with the Manager. They and the Directors of the Funds who are affiliated with the Manager (Ms. Macaskill and Mr. Spiro) receive no salary or fee from the Funds. The remaining Directors of the Funds received the compensation shown below from the Funds, during its fiscal year ended October 31, 1997. The compensation from all of the New York-based Oppenheimer funds includes the Funds and is compensation received as director, trustee or member of a committee of the Board during the calendar year 1997.

                     Compensation Received from each Fund


                              LifeSpan       LifeSpan       LifeSpan
                              Growth         Balanced       Income
                              Fund           Fund           Fund

Leon Levy                     $6673          $6123          $7369
Chairman and Director

Benjamin Lipstein             $5768          $5292          $6370
Study Committee
Chairman, Audit Committee
Member and Director(2)

Elizabeth B. Moynihan         $4063          $3728          $4487
Study Committee Member
 and Director

Kenneth A. Randall            $3726          $3419          $4115
Audit Committee Chairman
and Director

Edward V. Regan               $3684          $3380          $4068
 Proxy Committee Chairman,
 Audit Committee Member
 and Director

Russell S. Reynolds, Jr.      $1379          $1265          $1523
Proxy Committee Member
and Director

Pauline Trigere               $2463          $2260          $2720
Director

Clayton K. Yeutter            $2758          $2530          $3045
 Proxy Committee
 Member and Director

             Retirement Benefits Accrued as Part of Fund Expenses

                              LifeSpan       LifeSpan       LifeSpan
                              Growth         Balanced       Income
                              Fund           Fund           Fund



Leon Levy                     $795           $38            $202
Chairman and Director

Benjamin Lipstein             $688           $33            $175
Study Committee
Chairman, Audit Committee
Member and Director(2)

Elizabeth B. Moynihan         $484           $23            $123
Study Committee Member
 and Director

Kenneth A. Randall            $444           $21            $113
Audit Committee Chairman
and Director

Edward V. Regan               $439           $21            $112
 Proxy Committee Chairman,
 Audit Committee Member
 and Director

Russell S. Reynolds, Jr.      $164           $ 8            $42
Proxy Committee Member
 and Director

Pauline Trigere               $294           $14            $75
Director

Clayton K. Yeutter            $329           $16            $84
 Proxy Committee
 Member and Director


       Total Compensation from all New York-based Oppenheimer Funds (1)


Leon Levy                     $158,500
Chairman and Director

Benjamin Lipstein             $137,000
Study Committee
Chairman, Audit Committee
Member and Director(2)

Elizabeth B. Moynihan         $96,500
Study Committee Member
 and Director

Kenneth A. Randall            $88,500
Audit Committee Chairman
and Director
Edward V. Regan               $87,500
 Proxy Committee Chairman,
 Audit Committee Member
 and Director

Russell S. Reynolds, Jr.      $32,750
Proxy Committee Member
 and Director

Pauline Trigere               $58,500
Director

Clayton K. Yeutter            $65,500
 Proxy Committee
 Member and Director

-----------------
(1)  For the 1997 calendar year.
(2) Committee position held during a portion of the period shown.

      Each of the Funds has adopted a retirement plan that provides for payment to a retired Director of up to 80% of the average compensation paid during the Director's five years of service in which the highest compensation was received. A Director must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

   o Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested directors that enables directors to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from each of the Funds. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Director's fees under the plan will not materially affect each Fund's assets, liabilities or net income per share. The plan will not obligate each Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, a Fund may, without shareholder approval and notwithstanding its fundamental policy restricting investment in other open-end investment companies, as described on page 22 of the Statement of Additional Information, invest in the funds selected by the Director under the plan for the limited purpose of determining the value of the Director's deferred fee account.

     o Major Shareholders. As of February 9, 1998, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except as follows:

      o LifeSpan Income Fund: (i) Mass Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, which owned 2,401,213.639 Class A shares (or 88.69% of the then outstanding Class A shares); (ii) RPSS TR Rollover IRA for the benefit of Kathy R. Simkins, 314 West 1700 South, Orem, Utah 84058, which owned 11, 730.256 Class B shares (or 15.25% of the then outstanding Class B shares); (iii) RPSS TR Rollover IRA for the benefit of Frances L. Barnes, Harriman Hill Road, Raymond, New Hampshire 03077 which owned 5,577.754 Class B shares (or 7.25% of the then outstanding Class B shares); (iv) David E. & Gail Tilton Joint Revocable Trust, 34 Wawayanda Road, Warwick, New York 10990 which owned 5,281.934 Class B shares (or 6.86% of the then outstanding Class B shares); (v) Filla Irrevocable Trust for the benefit of Elizabeth Lynn Filla, 405 Bethany Court, Valley Park, Missouri 63088, which owned 1000.918 Class C shares (or 17.41% of the then outstanding Class C shares); (vi) Norman I. Bobczynski, 189 Leeward Avenue, Pismo Beach, California 93449, who owned 898.065 Class C shares (or 15.62% of the then outstanding Class C shares); (vii) Gary R. Close and Sammie A. Closer, JTWRS, 1295 Hetrick Avenue, Arroyo Grande,
California 93420, who owned 781.637 Class C shares (or 13.60% of the then outstanding Class C shares); (viii) Laura M. Simmons, 718 North Greece Road, Rochester, New York 14626 who owned 722.026 Class C shares (or 12.56% of the then outstanding Class C shares); (ix) RPSS TR Paula Rosenstein SEP IRA for the benefit of Paula Rosenstein, 4756 Biona Drive, San Diego, California 92116, which owned 624.149 Class C shares (or 10.86% of the then outstanding Class C shares); (x) Phillip and Ruth Shapiro, 102 Claybrook Drive, Silver Spring, Maryland 20902 who owned 495.797 Class C shares (or 8.62% of the then outstanding Class C shares); and (xi) RPSS TR Rollover IRA for the benefit of Robin R. Prafke, PO Box 88, New Auburn, Minnesota 55366, which owned 442.726 Class C shares (or 7.70% of the then outstanding Class C shares).

      o LifeSpan Balanced Fund: (i) Mass Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, which owned 3,994,015.346 Class A shares (or 6.89% of the then outstanding Class A shares); (ii) William R. Trimmer M.D. Ltd. Profit Sharing Plan , 890 Mill Street, Reno, Nevada 89502 which owned 42,532.925 Class B shares (or 10.06% of the then outstanding Class B shares); (iii) Margaret B. Woodworth Trust, 2404 Loring Street, San Diego, California 92109, which owned 24,512.862 Class B shares (or 5.80% of the then outstanding Class B shares); (iv) RPSS TR Rollover IRA for the benefit of Clayton C. Clammer, 5928 Los Alamos Street, Buena Park, California 90620, which owned 11, 203.186 Class C shares (or 15.38% of the then outstanding Class C shares); (v) RPSS TR Rollover IRA for the benefit of Joanne Dickinson, 1071 Wade Lane, Oakmont, Pennsylvania 15139, which owned 8,253.868 Class C shares (or 11.33% of the then outstanding Class C shares); and (vi) Merrill Lynch Pierce Fenner & Smith Inc. for the benefit of its customers, 4800 Deer Lake Drive, East, 32246, which owned 4,259.082 of Class C shares (or 5.84% of the then outstanding Class C shares).

     o LifeSpan Growth Fund: (I) Mass Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, which owned 2,986,502.938 Class A shares (or 70.85% of the then outstanding Class A shares); (ii) Frank R. Casey Trust, 1866 West Tweed Road, Inverness, Illinois 60067, which owned 35,013.975 Class B shares (or 7.64% of the then outstanding Class B shares); (iii) Merrill Lynch Pierce Fenner & Smith Inc. for the benefit of its customers, 4800 Deer Lake Drive, East, 32246, which owned 22,025.936 of Class C shares (or 18.54% of the then outstanding Class C shares); and (iv) Donaldson Lufkin Jenrette Securities Corporation, PO Box 2052, Jersey City, New Jersey 07303, which owned 8,246.579 Class C shares (or 6.94% of the then outstanding Class C shares). .

The Manager and its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Funds, and two of whom (Ms. Macaskill and Mr. Spiro) serve as Directors of the Funds.

      The Manager and the Funds have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     o Portfolio Management. The Portfolio Manager of the Fund is Peter M. Antos, who is principally responsible for the day-to-day management of the Fund's portfolio. Mr. Antos' background is described in the Prospectus under "Portfolio Management." Other member of the Manager's Fixed Income Portfolio Department, particularly Michael C. Strathearn, Kenneth B. White and Stephen F. Libera, provide the Portfolio Manager with counsel and support in managing the Fund's portfolio.

     o The Investment Advisory Agreements. Each Fund has entered into an Investment Advisory Agreement with the Manager. The Investment Advisory Agreement between the Manager and each Fund requires the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for each Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of each Fund.

      Expenses not expressly assumed by the Manager under an Investment Advisory Agreement or by the Distributor under a Distribution Agreement (defined below) are paid by the relevant Fund. The Investment Advisory Agreement lists examples of expenses to be paid by a Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation.

      o LifeSpan Growth Fund. For the fiscal period from May 1, 1995 through December 31, 1995 the management fee paid to G.R. Phelps & Co., the Fund's investment advisor, by LifeSpan Growth Fund was $166,212. For the fiscal period ended October 31, 1996 the Fund paid $290,999, in management fees, some of which was paid to G. R. Phelps & Co. prior to March 18, 1996. For the fiscal year ended October 31, 1997 the Fund paid $457,316 to the Manager.

      o LifeSpan Balanced Fund. For the fiscal period from May 1, 1995 through December 31, 1995 the management fee paid to G.R. Phelps & Co., the Fund's investment advisor, by LifeSpan Balanced Fund was $214,011. For the fiscal period ended October 31, 1996, the Fund paid $344,756 in management fees, some of which was paid to G. R. Phelps & Co. prior to March 18, 1996. For the fiscal year ended October 31, 1997, the Fund paid $527,770 to the Manager.

      o LifeSpan Income Fund. For the fiscal period from May 1, 1995 through December 31, 1995 the management fee paid to G.R. Phelps & Co., the Fund's investment advisor, by LifeSpan Income Fund was $111,599. For the fiscal period ended October 31, 1996 the Fund paid $161,101 in management fees, some of which was paid to G. R. Phelps & Co. prior to March 18, 1996. For the fiscal year ended October 31, 1997, the Fund paid $212,649 to the Manager.

      The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limited fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Manager is not liable for any loss resulting from any good faith errors or omissions in connection with any matters to which the Agreement relates. Each Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Funds, the right of the Funds to use the name "Oppenheimer" as part of their corporate names may be withdrawn.

      o The Investment Subadvisory Agreements. Babson-Stewart, One Memorial Drive, Cambridge, Massachusetts 02142, is a Massachusetts general partnership and a registered investment adviser and was originally established in 1987. The general partners of Babson-Stewart are David L. Babson & Co., which is an indirect subsidiary of Massachusetts Life Insurance Company, and Stewart Ivory & Co. (International), Ltd. As of December 31, 1997, Babson-Stewart had approximately $4.5 million in assets under management.

     BEA Associates, Citicorp Center, 153 E. 53rd Street, 57th Floor, New York, NY 10022, is a partnership between Credit Suisse Capital Corporation and BEA Associate's employee shareholders. BEA Associates has been providing domestic and global fixed income and equity investment management services for institutional clients and mutual funds since 1984 and, together with its global affiliate, had approximately $128 billion in assets under management as of December 31, 1997.

       Pilgrim, 825 Duportail Road, Wayne, Pennsylvania 19087, was established in 1982 to provide specialized equity management for institutional investors. Pilgrim is a Delaware corporation and a wholly owned subsidiary of United Asset Management Corporation. As of December 31, 1997, Pilgrim had over $16 billion in assets under management.

      With respect to the International Component for LifeSpan Growth Fund and LifeSpan Balanced Fund, the Manager has entered into Investment Subadvisory Agreements with Babson- Stewart. With respect to the Small Cap Component of each LifeSpan Fund, the Manager has entered into Investment Subadvisory Agreements with Pilgrim. With respect to the High Yield/High Risk Bond Component for each LifeSpan Fund, the Manager has entered into Investment Subadvisory Agreements with BEA Associates. Under the respective Investment Subadvisory Agreement, the corresponding Subadviser, subject to the review of the Board of Directors and the overall supervision of the Manager, is responsible for managing the investment operations of the corresponding LifeSpan Fund Component and the composition of the Component's portfolio and furnishing the LifeSpan Fund with advice and recommendations with respect to investments and the purchase and sale of securities for the respective Component.

      The Investment Subadvisory Agreements with Babson-Stewart provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard with respect to its obligations and duties under the agreements, Babson-Stewart will not be subject to liability for any loss sustained by reason of its good faith errors of omissions in connection with any matters to which the agreements relate.

      The Investment Subadvisory Agreements with Pilgrim provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties under the agreements, Pilgrim is not subject to liability for any error of judgment or mistake of law or for any other action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

      The Investment Subadvisory Agreement with BEA Associates provides that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties under the agreement, BEA Associates is not subject to liability for losses as a result of its activities in connection with the adoption of any investment policy or the purchase, sale or retention of securities on behalf of the LifeSpan Funds subadvised by BEA Associates if such activities were made with due care and in good faith.

      o The Distributor. Under its General Distributor's Agreements with each Fund, the Distributor acts as each Fund's principal underwriter in the continuous public offering of the Fund's shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders), are borne by the Distributor.

      o LifeSpan Growth Fund. During LifeSpan Growth Fund's fiscal period from May 1, 1995 through December 31, 1995, the fiscal period ended October 31, 1996 and the fiscal year ended October 31, 1997, the aggregate sales charges on sales of the Fund's Class A shares were $151,750, $103,757 and $137,511, respectively, of which the Distributor and an affiliate broker-dealer retained $0, $69,069 and $111,486 in those respective years. During the Fund's fiscal period ended October 31, 1997, $2,500 in contingent deferred sales charges were collected on the Fund's Class B shares. During the fiscal year ended October 31, 1997, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totaled$102,107 of which $64,131 was paid to an affiliated broker/dealer. During the Fund's fiscal year ended October 31, 1997 there were no contingent deferred sales charges collected on the Fund's Class C shares. During the fiscal year ended October 31, 1997, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totaled $9,869, all of which the Distributor retained.

      o LifeSpan Balanced Fund. During LifeSpan Balanced Fund's fiscal period from May 1, 1995 through December 31, 1995, fiscal period ended October 31, 1996 and the fiscal year ended October 31, 1997, the aggregate sales charges on sales of the Fund's Class A shares were $123,711, $84,043 and $100,461, respectively, of which the Distributor and an affiliate broker-dealer retained $0, $67,555 and $67,205 in those respective years. During the Fund's fiscal year ended October 31, 1997 there were no contingent deferred sales charges collected on the Fund's Class B shares. During the fiscal year ended October 31, 1997, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totaled $114,889 of which $67,463 was paid to an affiliated broker/dealer. During the Fund's fiscal year ended October 31, 1997 there were no contingent deferred sales charges collected on the Fund's Class C shares. During the fiscal year ended October 31, 1997, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totaled $5,414, all of which the Distributor retained.

     o LifeSpan Income Fund. During LifeSpan Income Fund's fiscal period from May 1, 1995 through December 31, 1995, fiscal period ended October 31, 1996 and fiscal year ended October 31, 1997, the aggregate sales charges on sales of the Fund's Class A shares were $75,262, $29,128 and $19,537, respectively, of which the Distributor and an affiliate broker-dealer retained $0, $21,324 and $13,796 in those respective years. During the Fund's fiscal year ended October 31, 1997, $5,923 contingent deferred sales charges were collected on the Fund's Class B shares. During the fiscal year ended October 31, 1997, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totaled $14,373 of which $11,515 was paid to an affiliated broker/dealer. During the Fund's fiscal year ended October 31, 1997 there were no contingent deferred sales charges collected on the Fund's Class C shares. During the fiscal year ended October 31, 1997, there were no sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares.

      o The Transfer Agent. OppenheimerFunds Services, each Fund's transfer agent, is responsible for maintaining each Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under each Investment Advisory Agreement is to arrange the portfolio transactions for each Fund. Each Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect a Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of a Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of a Fund as established by its Board of Directors.

      Under each Investment Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for a Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of a Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for a Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Most purchases made by the Funds are principal transactions at net prices, and the Funds incur little or no brokerage costs. Subject to the provisions of the Investment Advisory Agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreements and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market and otherwise only if it appears likely that a better price or execution can be obtained.

     When the Funds engage in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager and its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Directors has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manager that (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in a Fund's portfolio or being considered for purchase. The Board of Directors, including the "independent" Directors of the Funds (those Directors of the Funds who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Investment Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

      During the fiscal year ended October 31,1997, the Funds paid the following brokerage commissions:

     o LifeSpan Growth Fund. The Fund paid total commissions of $86,105 of which, during the same period, $47,945 was paid to brokers as commission in return for research services. The total aggregate dollar amount of those transactions was $25,802,538.

     o LifeSpan Balanced Fund. The Fund paid total commissions of $76,371 of which, during the same period, $43,638 was paid to brokers as commission in return for research services. The total aggregate dollar amount of those transactions was $23,646,780.

     o LifeSpan Income Fund. The Fund paid total commissions of $6,349 of which, during the same period, $6,340 was paid to brokers as commission in return for research services. The total aggregate dollar amount of those transactions was $3,430,340.

Performance of the Funds

Yield and Total Return Information. From time to time, as set forth in a Fund's Prospectus, the "standardized yield," "dividend yield," "average annual total return," "total return," or "total return at net asset value", as the case may be, of an investment in a class of a Fund may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below. A Fund's maximum sales charge rate on Class A shares was lower prior to March 18, 1996, and actual investment performance would be affected by that change.

      A Fund's advertisement of its performance must, under applicable rules of the SEC, include the average annual total returns for each class of shares of a Fund for the 1, 5 and 10-year periods (or the life of the class, if less) as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in a Fund is not insured; its yields and total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yields and total returns of Class A, Class B and Class C shares of a Fund, as the case may be, are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

      o  Yields

     o Standardized Yield. The "standardized yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares described below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission designed to assure uniformity in the way that all funds calculate their yields:

                                             a-b       6
                   Standardized Yield = 2 ((------ + 1) - 1)
                                              cd

      The symbols above represent the following factors:

     a = dividends and interest earned during the 30-day period. b = expenses accrued for the period (net of any expense reimbursements). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
     d = the maximum offering price per share of the class on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

      The standardized yield for a 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of a Fund's classes of shares will differ for any 30-day period.

      o Dividend Yield. A Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield =              Dividends paid x 12
                  ---------------------------------------------
                      Maximum Offering Price (payment date)

     The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      o  Total Return Information

     o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment according to the following formula:

                    ( ERV ) 1/n
                    (-----) -1 = Average Annual Total Return ( P )

     o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                             ERV - P
                             ------- = Total Return
                                P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the current contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% for the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

     o LifeSpan Growth Fund. The average annual total returns on an investment in Class A shares of the Fund for the one year period ended October 31, 1997 and for the period from May 1, 1995 (commencement of operations) to October 31, 1997 were 6.46% and 15.20%, respectively. The cumulative total return on Class A shares for the period from inception through October 31, 1997 was 42.45%.

      The average annual total returns on Class B shares for the one- year period ended October 31, 1997 and for the period October 2, 1995 (inception of the class) through October 31, 1997 were 7.07% and 13.40%, respectively. The cumulative total return on Class B shares for the period from inception through October 31, 1997 was 29.91%.

      The average annual total returns on Class C shares for the one- year period ended October 31, 1997 and for the period May 1, 1996 (inception of the class) through October 31, 1997 were 11.05% and 10.06%, respectively. The cumulative total return on Class C shares for the period from inception to October 31, 1997 was 15.46%.

      o LifeSpan Balanced Fund. The average annual total returns on an investment in Class A shares of the Fund for the one- year period ended October 31, 1997 and for the period from May 1, 1995 (commencement of operations) to October 31, 1997 were 6.18% and 12.68%, respectively. The cumulative total return on Class A shares for the period from inception through October 31, 1997 was 34.76%.

      The average annual total return on Class B shares for the one- year period ended October 31, 1997 and for the period October 2, 1995 (inception of the class) through October 31, 1997 were 6.70% and 11.09%, respectively. The cumulative total return on Class B shares for the period from inception through October 31, 1997 was 24.47%.

      The average annual total return on Class C shares for the one- year period ended October 31, 1997 and for the period October 2, 1995 (inception of the class) through October 31, 1997 were 10.73% and 9.96%, respectively. The cumulative total return on Class C shares for the period from inception to October 31, 1997 was 15.31%.

      o LifeSpan Income Fund. The average annual total returns on an investment in Class A shares of the Fund for the one- year period ended October 31, 1997 and for the period from May 1, 1995 (commencement of operations) to October 31, 1997 were 4.90% and 8.22%, respectively. The cumulative total return on Class A shares for the period from inception through October 31, 1997 was 21.85%.

      The average annual total return on Class B shares for the one-year period ended October 31, 1997 and for the period October 2, 1995 (inception of the class) through October 31, 1997 were 5.51% and 7.62%, respectively. The cumulative total return on Class B shares for the period from inception through October 31, 1997 was 16.51%.

      The average annual total return on Class C shares for the one-year period ended October 31, 1997 and for the period May 1, 1996 (inception of the class) through October 31, 1997 were 10.04% and 10.04%, respectively. The cumulative total return on Class C shares for the period from inception to October 31, 1997 was 15.43%.

      o Total Returns at Net Asset Value. From time to time a Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B or Class C shares, as the case may be. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

      o LifeSpan Growth Fund. The average annual total returns at net asset value on an investment in Class A shares of the Fund for the one year period ended October 31, 1997 and for the period from May 1, 1995 (commencement of operations) to October 31, 1997 were 12.96% and 17.97%, respectively. The cumulative total return at net asset value on Class A shares for the period from inception through October 31, 1997 was 51.14%.

      The average annual total returns at net asset value on Class B shares for the one- year period ended October 31, 1997 and for the period October 2, 1995 (inception of the class) through October 31, 1997 were 12.07% and 14.65%, respectively. The cumulative total return at net asset value on Class B shares for the period from inception through October 31, 1997 was 32.91%.

      The average annual total returns at net asset value on Class C shares for the one- year period ended October 31, 1997 and for the period May 1, 1996 (inception of the class) through October 31, 1997 were 12.05% and 10.06%, respectively. The cumulative total return at net asset value on Class C shares for the period from inception to October 31, 1997 was 15.46%.

      o LifeSpan Balanced Fund. The average annual total returns at net asset value on an investment in Class A shares of the Fund for the one- year period ended October 31, 1997 and for the period from May 1, 1995 (commencement of operations) to October 31, 1997 were 12.66% and 15.38%, respectively. The cumulative total return at net asset value on Class A shares for the period from inception through October 31, 1997 was 42.99%.

     The average annual total return at net asset value on Class B shares for the one- year period ended October 31, 1997 and for the period October 2, 1995 (inception of the class) through October 31, 1997 were 11.70% and 12.37%, respectively. The cumulative total return at net asset value on Class B shares for the period from inception through October 31, 1997 was 27.47%.

      The average annual total return at net asset value on Class C shares for the one- year period ended October 31, 1997 and for the period October 2, 1995 (inception of the class) through October 31, 1997 were 11.73% and 9.96%, respectively. The cumulative total return at net asset value on Class C shares for the period from inception to October 31, 1997 was 15.31%.

      o LifeSpan Income Fund. The average annual total returns at net asset value on an investment in Class A shares of the Fund for the one- year period ended October 31, 1997 and for the period from May 1, 1995 (commencement of operations) to October 31, 1997 were 11.30% and 10.82%, respectively. The cumulative total return at net asset value on Class A shares for the period from inception through October 31, 1997 was 29.28%.

      The average annual total return at net asset value on Class B shares for the one-year period ended October 31, 1997 and for the period October 2, 1995 (inception of the class) through October 31, 1997 were 10.51% and 8.94%, respectively. The cumulative total return at net asset value on Class B shares for the period from inception through October 31, 1997 was 19.51%.

      The average annual total return at net asset value on Class C shares for the one-year period ended October 31, 1997 and for the period May 1, 1996 (inception of the class) through October 31, 1997 was 11.04% and 10.04%, respectively. The cumulative total return at net asset value on Class C shares for the period from inception to October 31, 1997 was 15.43%.

Other Performance Comparisons. From time to time a Fund may publish the ranking of its Class A, Class B, or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods based on categories relating to investment objectives. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time a Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds, municipal bond funds, based on risk-adjusted total investment returns. The Funds are ranked among the domestic stock funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class's performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class's 3-year ranking or its combined 3-and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-,5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

      A Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      The total return on an investment in each Fund's Class A, Class B and Class C shares may be compared with the performance for the same period of the following indices: LifeSpan Growth Fund compared to Wilshire 5000 Index;
LifeSpan Balanced Fund compared to both S&P 500 Index and Lehman Brothers/Government/Corporate Bond Index; and LifeSpan Income Fund compared to Lehman Brothers Intermediate Government/Corporate Bond Index. Each of these indices is described in the Prospectus.

       Other indices may provide useful comparisons. The performance of a Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     From time to time a Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New York Times. These articles may include quotations of performance from other sources, such as Lipper or Morningstar.

      From time to time, a Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. These ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      When comparing yield, total return and investment risk of an investment in Class A, Class B or Class C of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

Distribution and Service Plans

Each Fund has adopted a Service Plan for Class A Shares and a Distribution and Service Plan for each Class B shares and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act. Pursuant to such Plans, each Fund will reimburse the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectuses. Each Plan has been approved by a vote of (i) the Board of Directors of the effected Funds, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for the Class C shares, the votes were cast by the Manager as the then-sole initial holder of Class C shares of the effected Funds.

      In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from a Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to a Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the effected Fund's Board of Directors including its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of each Fund automatically convert into Class A shares after six years, a Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to a Class A Plan that would materially increase payments under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board and the Independent Directors.

      While the Plans are in effect, the Treasurer of the Funds shall provide separate written reports to the Board of Directors at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment and the purpose of the payments. The report for the Class B Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectuses and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Directors who are not "interested persons" of the Funds are committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all shares of a Fund held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Directors. Initially, the Board of Directors has set the fee at the maximum rate and set no minimum amount. Payments under each Class A Plan for fiscal year ended October 31,1997 were as follows:

     o LifeSpan Growth Fund - Class A Plan - payments totaled $123,431 of which $117,788 was paid to and affiliate of the Distributor.

     o LifeSpan Balanced Fund - Class A Plan - payments totaled $145,068 of which $141,239 was paid to an affiliate of the Distributor.

     o LifeSpan Income Fund - Class A Plan - payments totaled $69,406 of which $68,271 was paid to an affiliate of the Distributor.

 Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      The Class B and Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectuses. The advance payment is based on the net asset value of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event Class B or Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor. Payments under each Class B Plan and Class C Plan for fiscal year ended October 31, 1997 were as follows:

     o LifeSpan Growth Fund - Class B Plan - payments totaled $39,156, of which $34,240 was retained by the Distributor.

     o LifeSpan Balanced Fund - Class B Plan -payments totaled $34,948, of which $25,286 was retained by the Distributor.

     o LifeSpan Income Fund - Class B Plan - payments totaled $6,756, of which $5,749 was retained by the Distributor.

     o LifeSpan Growth Fund- Class C Plan - payments totaled $7,192, of which $6,064 was retained by the Distributor.

     o LifeSpan Balanced Fund - Class C Plan -payments totaled $8,787, of which $5,576 was retained by the Distributor.

     o LifeSpan Income Fund - Class C Plan - payments totaled $199, none of which was retained by the Distributor.

      Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. The Distributor anticipates that it will take a number of years for it to recoup (from a Fund's payments to the Distributor under the Class B or Class C Plan and from contingent deferred sales charges collected on redeemed Class B or Class C shares) the sales commissions paid to authorized brokers or dealers.

      Asset-based sales charge payments are designed to permit an investor to purchase shares of a Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of a Fund. The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate whether the Distributor's distribution expenses are more than the amounts paid by a Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans or provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. Each LifeSpan Fund offers three classes of shares, Class A, Class B and Class C shares. The availability of multiple classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Fund instead.

      A Fund's classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of a Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to a Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and, in some cases, Class C shares of a Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day the Exchange is open by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may close on other days. Trading may occur at times when the Exchange is closed (including weekends and holidays or after 4:00 P.M., on a regular business day). Because the net asset values of a Fund will not be calculated at such times, if securities held in a Fund's portfolio are traded at such time, the net asset values per share of Class A, Class B or Class C shares of a Fund may be significantly affected on such days when shareholders do not have the ability to purchase or redeem shares.

      The Fund's Board of Directors has established procedures for the valuation of the Fund's securities, generally as follows:

      (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date;

      (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Directors or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry;

      (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;

      (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and

      (v)   securities    (including    restricted    securities)   not   having
readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

      In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Manager may use pricing services approved by the Board of Directors to price U.S. Government Securities or mortgage-backed securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Directors or the Manager, under procedures established by the Board of Directors, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

      Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ, on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makes (which in certain cases may be "bid" price if "ask" price is not available).

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to market") to reflect the current market value of the call or put. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day a Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by a Fund three days after the transfers are initiated. The Distributor and the Funds are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales  Charges.  A reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in each Fund's Prospectus because the Distributor or broker-dealer incurs little or no selling expenses. The term
"immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, aunts, uncles, nieces and nephews, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings. Relation by virtue of a remarriage (step-children, step-parents, etc.) are included.

     o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-Distributor and include the following:

Limited  Term  New  York  Municipal  Fund   Oppenheimer  Bond  Fund  for  Growth
Oppenheimer   California   Municipal  Fund  Oppenheimer   Champion  Income  Fund
Oppenheimer  Developing  Markets Fund  Oppenheimer  Disciplined  Allocation Fund
Oppenheimer Disciplined Value Fund Oppenheimer Discovery Fund Oppenheimer Enterprise Fund Oppenheimer Equity Income Fund Oppenheimer Florida Municipal Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer High Income Fund Oppenheimer Insured Municipal Fund Oppenheimer Intermediate Municipal Fund Oppenheimer International Bond Fund Oppenheimer International Growth Fund Oppenheimer International Small Company Fund Oppenheimer LifeSpan Balanced Fund Oppenheimer LifeSpan Growth Fund Oppenheimer LifeSpan Income Fund Oppenheimer Limited-Term Government Fund Oppenheimer Main Street California Municipal Fund
Oppenheimer Main Street Income & Growth Fund
Oppenheimer MidCap Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust
Panorama Series Fund Inc.
Rochester Fund Municipals

the following "Money Market Funds":

Centennial America Fund, L.P. Centennial California Tax Exempt Trust Centennial Government Trust Centennial Money Market Trust Centennial New York Tax Exempt Trust Centennial Tax Exempt Trust Oppenheimer Cash Reserves Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

      o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of a Fund (and Class A and Class B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of a Fund (and other
Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of his or her Fund's Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by a Fund, that those amendments will apply automatically to existing Letters of Intent.

      For purchases of shares of a Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o  Terms of Escrow That Apply to Letters of Intent.

      (1)Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of a Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      (2)If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      (3)If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      (4)By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      (5)The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      (6)Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectuses entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectuses. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of a Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor a Fund shall be responsible for any delays in purchasing resulting from delays in ACH transmission.

      There is a front-end sales charge on the purchase of Class A shares of certain OppenheimerFunds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Transfer Agent, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. Each Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for a Fund's shares (for example, when a purchase check is returned to a Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate a Fund for the loss, the Distributor will do so. A Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or eligible to participate in the plan(s) purchase Class A shares of a Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of a Fund through a single investment dealer, broker, or other financial institution, provided that broker-dealer has made special arrangements with the Distributor for the purpose of qualifying those plans to purchase Class A shares of a Fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by Retirement Plans ("Plan") in the following cases:

      (i) the recordkeeping for the Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in mutual funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

      (ii) the recordkeeping for the Plan is performed on a daily valuation basis by an independent record keeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

      (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement.

      For Plans whose records are maintained on a daily basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, if on the date the Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement the Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Plan may only purchase Class B shares of any one or more of the Oppenheimer funds. Otherwise, the Plan will be permitted to purchase Class A shares of any one or more of the Oppenheimer funds. Any such Plans that currently invest in Class B shares of the Fund will be transferred to Class A shares of the Fund once the Plan has reached $5 million invested in Applicable Investments.

      Any redemptions from Plans whose records are maintained on a daily basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC.

 How to Sell Shares

Information on how to sell shares of the Funds is stated in the Prospectuses. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o Involuntary Redemptions. A Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the number of shares is less than 100. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      o Selling Shares by Wire. The wire of redemption proceeds may be delayed if a Fund's Custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

      o Payments "In Kind." Each Fund's Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Directors of a Fund determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method a Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and such valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class A shares and/or Class B shares that were subject to the contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of a Fund or any of the other Oppenheimer funds into which shares of a Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of a Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case, the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. A Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in a Fund's Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the relevant Fund's Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and a Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Funds, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Funds' agent to repurchase their shares from authorized dealers or brokers on behalf of their customers. The shareholders should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectuses.

      o Automatic Withdrawal and Exchange Plans. Investors owning shares of a Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of this check or payment will be reduced accordingly. A Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the Class B and Class C contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectuses under "Class B Contingent Deferred Sales Charge" or in "Class C Contingent Deferred Sales Charge").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectuses. These provisions may be amended from time to time by a Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of a Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the effected Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent and the Fund in good faith to administer the Plan. Certificates will not be issued for shares of a Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of such Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of a Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of a Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with such Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from a Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or a Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for a Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectuses, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial America Fund, L.P., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Exchanges to Class M shares of
Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

     No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the initial purchase of the exchanged Class a shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. Shares of a Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectuses for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      A Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. A Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the relevant Fund's Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, the shareholder must either have an existing account in, or obtain acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. A Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to a Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the funds selected are appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Funds, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

Tax Status of the Funds' Dividends and Distributions

If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of a Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

      If a Fund qualifies as a "regulated investment company" under the Internal Revenue Code, they will not be liable for Federal income taxes on amounts paid by them as dividends and distributions. Each Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether a Fund will qualify, and a Fund might not meet those tests in a particular year. If it does not qualify, a Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      Under the Internal Revenue Code, by December 31 each year each Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else a Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that each Fund will meet those requirements, a Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of a Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of a Fund on the same basis.

Additional Information About The Funds

The Custodian. The Bank of New York is the Custodian of the Funds' assets. The Custodian's responsibilities include safeguarding and controlling the Funds' portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Funds. State Street Bank and Trust Company was the previous Custodian.

Independent Auditors. The independent auditors of the Funds audit the Funds' financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of Oppenheimer Series Fund, Inc.:

We have audited the accompanying statements of investments and assets and liabilities of LifeSpan Income, LifeSpan Balanced and LifeSpan Growth Funds (collectively Oppenheimer Series Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the ten-month period ended October 31, 1996, and the financial highlights for the year ended October 31, 1997 and the ten-month period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from May 1, 1995 (commencement of operations) to December 31, 1995 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of LifeSpan Income, LifeSpan Balanced and LifeSpan Growth Funds as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for the year then ended and the ten-month period ended October 31, 1996, and the financial highlights for the year ended October 31, 1997 and the ten-month period ended October 31, 1996, in conformity with generally accepted accounting principles.



/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Denver, Colorado
November 21, 1997

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS OCTOBER 31, 1997
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                 MARKET VALUE
                                                                                          AMOUNT               SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 2.0%
-----------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, Asset Backed Certificates, Series
1997-1, Cl. A, 6.25%, 8/25/05                                                             $   125,000         $    124,945
-----------------------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series
1997-2, Cl. A, 6.752%, 6/25/07                                               (1)              175,000              175,848
-----------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust:
Receivables-Backed Nts., Series 1997-A, Cl. A5, 6.80%, 2/15/05                                150,000              153,296
Series 1996-A, Cl. A4, 5.85%, 7/15/01                                                         145,000              144,796
                                                                                                              ---------------

Total Asset-Backed Securities (Cost $593,509)                                                                      598,885

-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 10.1%
-----------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                                                           250,000              247,813
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
Participation Certificates:
5.50%, 5/1/98                                                                                   8,327                8,250
Series 1711, Cl. EA, 7%, 3/15/24                                                              200,000              204,750
Gtd. Multiclass Mtg. Participation Certificates:
6%, 3/1/09                                                                                    308,916              306,489
Series 1574, Cl. PD, 5.55%, 3/15/13                                                            75,000               74,812
Series 1843, Cl. VB, 7%, 4/15/03                                                               85,000               87,496
Series 1849, Cl. VA, 6%, 12/15/10                                                             244,705              241,953
Interest-Only Stripped Mtg.-Backed Security:
Series 1583, Cl. IC, 9.283%, 1/15/20                                         (2)              500,000               80,000
Series 1661, Cl. PK, 5.965%, 11/15/06                                        (2)              874,957               74,098
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                                   233,155              232,017
6.50%, 4/1/26                                                                                 187,449              184,621
7%, 4/1/00                                                                                    115,282              116,387
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-181, Cl. C, 5.40%,
10/25/02                                                                                      226,979              225,844
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                                                       189,438              188,455
Medium-Term Nts., 6.56%, 11/13/01                                                             125,000              125,313
Trust 1994-13, Cl. B, 6.50%, 2/25/09                                                          200,000              199,812
-----------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-7, C1. A18, 6%, 2/25/09                        198,885              186,455
-----------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl. A3, 6.50%, 2/25/12                                            74,000               74,335
-----------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl. A2, 6.75%, 9/25/27                                         175,000              175,260
                                                                                                              ---------------

Total Mortgage-Backed Obligations (Cost $2,987,639)                                                              3,034,160


5 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 14.2%
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                                                      $ 1,795,000         $  2,052,471
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 8/15/05                                                                                650,000              674,172
6.75%, 6/30/99                                                                                380,000              386,769
7.50%, 11/15/01                                                                             1,100,000            1,168,407
                                                                                                              ---------------

Total U.S. Government Obligations (Cost $4,121,898)                                                              4,281,819

-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 42.3%
-----------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 5.0%
-----------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 2.2%

Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                       (3)              145,000              145,197
-----------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                                         150,000              159,743
-----------------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.25% Gtd.
Sr. Sec. Disc. Nts., 7/15/01                                                                   50,000               52,250
-----------------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07                       (3)               50,000               50,250
-----------------------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                                85,000              108,567
-----------------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                         85,000              104,061
-----------------------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr.
Sub. Nts., Series B, 7/1/06                                                                    50,000               55,250
                                                                                                              ---------------
                                                                                                                   675,318
-----------------------------------------------------------------------------------------------------------------------------
METALS/MINING - 0.8%

Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                                    165,000              177,913
-----------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                                 50,000               53,875
                                                                                                              ---------------
                                                                                                                   231,788
-----------------------------------------------------------------------------------------------------------------------------
PAPER - 1.2%

Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                      (1)              145,000              145,362
-----------------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05                                  50,000               54,500
-----------------------------------------------------------------------------------------------------------------------------
Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                 (1)               50,000               56,875
-----------------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                                100,000              102,250
                                                                                                              ---------------
                                                                                                                   358,987
-----------------------------------------------------------------------------------------------------------------------------
STEEL - 0.8%

Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
Series B, 4/15/03                                                                              50,000               51,500
-----------------------------------------------------------------------------------------------------------------------------
NS Group, Inc., 13.50% Gtd. Sr. Sec. Nts., 7/15/03                                             45,000               51,637
-----------------------------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01                             25,000               24,250
-----------------------------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                                               50,000               52,375
-----------------------------------------------------------------------------------------------------------------------------
Weirton Steel Corp., 10.75% Sr. Nts., 6/1/05                                                   50,000               52,875
                                                                                                              ---------------
                                                                                                                   232,637
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 5.6%
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 1.3%

Black & Decker Corp., 6.625% Nts., 11/15/00                                                   145,000              146,609
-----------------------------------------------------------------------------------------------------------------------------
Dyersburg Corp., 9.75% Sr. Sub. Nts., 9/1/07                                 (3)               50,000               51,250
-----------------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub. Disc.
Nts., Series B, 11/15/04                                                     (4)               50,000               43,000
-----------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                     85,000               91,622
-----------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                                        50,000               51,875
                                                                                                              ---------------
                                                                                                                   384,356


6 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.7%

AmeriServe Food Distribution, Inc., 8.875% Sr. Nts., 10/15/06                (3)          $    50,000         $     50,125
-----------------------------------------------------------------------------------------------------------------------------
Dole Food Co., 6.75% Nts., 7/15/00                                                            150,000              151,913
                                                                                                              ---------------
                                                                                                                   202,038
-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 1.2%

Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                           160,000              160,161
-----------------------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07               (3)               50,000               51,875
-----------------------------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50% Sr. Sub. Nts., Series B, 4/1/06            (1)               50,000               52,000
-----------------------------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts., 8/15/06                                 50,000               52,250
-----------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc., 13% Sr. Sub. Nts., 8/15/02                           (1)               50,000               53,187
                                                                                                              ---------------
                                                                                                                   369,473
-----------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING - 2.2%

Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                                  50,000               53,500
-----------------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03                                 100,000               95,500
-----------------------------------------------------------------------------------------------------------------------------
GB Property Funding Corp., 10.875% First Mtg. Nts., 1/15/04                                    50,000               43,750
-----------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                                                       75,000               76,991
-----------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                               (3)               50,000               51,250
-----------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                          (3)               50,000               51,250
-----------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., Series B, 11/15/02                      25,000               32,125
-----------------------------------------------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05                                         50,000               53,625
-----------------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.25% First Mtg. Bonds, 1/15/06                                       50,000               52,250
-----------------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                                      100,000              108,500
-----------------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                       45,000               38,475
                                                                                                              ---------------
                                                                                                                   657,216
-----------------------------------------------------------------------------------------------------------------------------
LEISURE - 0.2%

Bally Total Fitness Holdings, 9.875% Sr. Sub. Nts., 10/15/07                 (3)               50,000               49,250
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 3.1%
-----------------------------------------------------------------------------------------------------------------------------
Coastal Corp.:
8.125% Sr. Nts., 9/15/02                                                                       85,000               91,098
8.75% Sr. Nts., 5/15/99                                                                        55,000               57,104
-----------------------------------------------------------------------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75% Sr. Nts., Series B, 1/15/01                                   70,000               73,150
-----------------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., 2/15/07                                                 50,000               50,000
-----------------------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                                                                        75,000               81,331
9% Debs., 8/15/99                                                                              75,000               78,561
-----------------------------------------------------------------------------------------------------------------------------
HS Resources, Inc., 9.25% Sr. Sub. Nts., 11/15/06                                              50,000               51,500
-----------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                        100,000              106,892
-----------------------------------------------------------------------------------------------------------------------------
Mesa Operating Co., 0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06              (4)               75,000               60,375
-----------------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                                75,000               78,915
-----------------------------------------------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                                       85,000               88,692
-----------------------------------------------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., 6/15/02                         (3)               25,000               25,750
-----------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                           100,000               97,781
                                                                                                              ---------------
                                                                                                                   941,149
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 10.7%
-----------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 2.7%

Barnett Banks, Inc., 8.50% Sub. Exchangeable Nts., 3/1/99                                      60,000               61,898
-----------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                                          55,000               55,093


7 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS (CONTINUED)

Citicorp, 5.625% Sr. Nts., 2/15/01                                                        $    90,000         $     88,955
-----------------------------------------------------------------------------------------------------------------------------
First Fidelity Bancorporation, 8.50% Sub. Capital Nts., 4/1/98                                 55,000               55,521
-----------------------------------------------------------------------------------------------------------------------------
First Union Corp., 6.75% Sr. Nts., 1/15/98                                                     55,000               55,106
-----------------------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                      145,000              161,749
-----------------------------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                             145,000              146,437
-----------------------------------------------------------------------------------------------------------------------------
Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                                     185,000              185,098
                                                                                                              ---------------
                                                                                                                   809,857
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 6.2%

American General Finance Corp., 8.50% Sr. Nts., 8/15/98                                        60,000               61,213
-----------------------------------------------------------------------------------------------------------------------------
American General Institutional Capital, 8.125% Bonds, Series B,
3/15/46                                                                      (3)               75,000               80,645
-----------------------------------------------------------------------------------------------------------------------------
Beneficial Corp., 9.125% Debs., 2/15/98                                                       145,000              146,302
-----------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                                           75,000               75,736
-----------------------------------------------------------------------------------------------------------------------------
Capital One Funding Corp., 7.25% Nts., 12/1/03                                                 50,000               50,351
-----------------------------------------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
Nts., 1/26/01                                                                                  60,000               61,616
-----------------------------------------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                             145,000              142,362
-----------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc.:

6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                                                  90,000               89,490

6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                                                60,000               60,013
-----------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                                             145,000              145,616
-----------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:

5.625% Nts., 2/15/01                                                                          175,000              172,302

5.65% Medium-Term Nts., 12/15/97                                                              300,000              299,963
-----------------------------------------------------------------------------------------------------------------------------
Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98                                         55,000               56,212
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                                 150,000              151,778
-----------------------------------------------------------------------------------------------------------------------------
MCII Holdings (USA), Inc., 0%/15% Sec. Nts., 11/15/02                        (4)               50,000               41,688
-----------------------------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000
principal amount of 11.50% sr. nts., 3/15/07 and one                         (5)               50,000               51,500
warrant to purchase 6.84 shares of common stock)
-----------------------------------------------------------------------------------------------------------------------------
Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D, 3/1/99                                   160,000              165,421
                                                                                                              ---------------
                                                                                                                 1,852,208
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.8%
-----------------------------------------------------------------------------------------------------------------------------
Cigna Corp., 7.90% Nts., 12/14/98                                                              150,000             152,879
-----------------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                              100,000             109,067
-----------------------------------------------------------------------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                                         120,000             123,728
-----------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01                                         145,000             147,469
                                                                                                              ---------------
                                                                                                                   533,143
-----------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED - 0.4%
-----------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.2%

American Standard, Inc., 10.875% Sr. Nts., 5/15/99                           (1)                70,000              74,375
-----------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 0.2%

First Industrial LP, 7.15% Bonds, 5/15/27                                                       75,000              77,179
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 1.1%
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE - 0.1%

GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                                   25,000              25,500


8 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 1.0%
-----------------------------------------------------------------------------------------------------------------------------
Day International Group, Inc., 11.125% Sr. Sub. Nts., Series B, 6/1/05       (1)          $    50,000         $     53,750
-----------------------------------------------------------------------------------------------------------------------------
Interlake Corp., 12.125% Sr. Sub. Debs., 3/1/02                                                50,000               52,125
-----------------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05                                   50,000               54,875
-----------------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/07                                              50,000               50,500
-----------------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                            (1)               40,000               41,900
-----------------------------------------------------------------------------------------------------------------------------
Specialty Equipment Co., 11.375% Sr. Sub. Nts., 12/1/03                                        50,000               54,375
                                                                                                              ---------------
                                                                                                                   307,525
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 4.2%
-----------------------------------------------------------------------------------------------------------------------------
BROADCASTING - 0.4%

Allbritton Communications Co., 9.75% Sr. Sub. Debs.,

Series B, 11/30/07                                                                             50,000               50,250
-----------------------------------------------------------------------------------------------------------------------------
Fox Kids Worldwide, Inc., 0%/10.25% Sr. Disc. Nts., 11/1/07               (3)(4)               50,000               28,875
-----------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                     50,000               52,625
                                                                                                              ---------------
                                                                                                                   131,750
-----------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 2.3%

Adelphia Communications Corp., 10.50% Sr. Nts., 7/15/04                      (3)               50,000               52,250
-----------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd., 1.75%/15.75% Gtd. Sr. Sec. Disc. Nts., 5/15/03         (6)               75,664               55,235
-----------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp., 9.875% Sr. Sub. Debs., 2/15/13                                      50,000               53,375
-----------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.375% Sr. Sub. Debs., 5/15/05                                                  50,000               53,500
-----------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04             (4)               50,000               44,500
-----------------------------------------------------------------------------------------------------------------------------
Falcon Holdings Group LP, 11% Sr. Sub. Nts., 9/15/03                         (7)               65,347               66,890
-----------------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr. Nts., 8/15/04                            (3)               50,000               52,375
-----------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.875% Sr. Nts., 7/15/07                                          50,000               49,625
-----------------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07            (3)               50,000               51,750
-----------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                 125,000              138,356
-----------------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., Zero Coupon Sr.
Sec. Disc. Nts., Series B, 14%, 11/15/99                                     (8)              100,000               82,500
                                                                                                              ---------------
                                                                                                                   700,356
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA - 0.7%

Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                           (3)               25,000               25,000
-----------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                         (3)               50,000               50,500
-----------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 7.45% Nts., 2/1/98                                                         145,000              145,486
                                                                                                              ---------------
                                                                                                                   220,986
-----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM - 0.8%

American Skiing Corp., 12% Sr. Sub. Nts., Series B, 7/15/06                  (1)               75,000               83,625
-----------------------------------------------------------------------------------------------------------------------------
Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                     145,000              145,194
                                                                                                              ---------------
                                                                                                                   228,819
-----------------------------------------------------------------------------------------------------------------------------
OTHER - 1.1%
-----------------------------------------------------------------------------------------------------------------------------
SERVICES - 1.1%

Employee Solutions, Inc., 10% Sr. Nts., 10/15/04                             (1)               50,000               49,250
-----------------------------------------------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Nts., 10/15/07                            (3)               50,000               48,750
-----------------------------------------------------------------------------------------------------------------------------
Shop Vac Corp., 10.625% Sr. Nts., 9/1/03                                                       75,000               81,563
-----------------------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                                           75,000               79,359
-----------------------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., 12/1/06                                      80,000               78,526
                                                                                                              ---------------
                                                                                                                   337,448


9 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RETAIL - 2.7%
-----------------------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES - 1.8%

Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                               $   120,000         $    122,129
-----------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                                       60,000               66,326
-----------------------------------------------------------------------------------------------------------------------------
Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                (1)               50,000               52,500
-----------------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                          290,000              299,285
                                                                                                              ---------------
                                                                                                                   540,240
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.1%

K Mart Corp., 7.75% Debs., 10/1/12                                                             50,000               47,250
-----------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS - 0.8%

Dairy Mart Convenience Stores, Inc., 10.25% Sr. Sub. Nts., 3/15/04                             50,000               49,250
-----------------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                                       145,000              145,840
-----------------------------------------------------------------------------------------------------------------------------
Jitney-Jungle Stores of America, Inc., 12% Gtd. Sr. Nts., 3/1/06                               50,000               56,250
                                                                                                              ---------------
                                                                                                                   251,340
-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 4.1%
-----------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 2.5%

DecisionOne Corp., 9.75% Sr. Sub. Nts., 8/1/07                                                 50,000               51,750
-----------------------------------------------------------------------------------------------------------------------------
Digital Equipment Corp., 7% Nts., 11/15/97                                                    215,000              215,068
-----------------------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                (3)               50,000               49,563
-----------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01                  (1)               25,000               20,875
-----------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14%
Sr. Disc. Nts., Series B, 6/1/06                                             (4)               50,000               33,500
-----------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 8/15/04                (4)              100,000               84,750
-----------------------------------------------------------------------------------------------------------------------------
Plantronics, Inc., 10% Sr. Nts., 1/15/01                                     (1)               75,000               78,000
-----------------------------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc.,
0%/13.50% Sr. Disc. Nts., 8/1/07                                             (1)(4)            75,000               42,750
-----------------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts.,
8/15/06                                                                                        50,000               55,375
-----------------------------------------------------------------------------------------------------------------------------
Unisys Corp., 12% Sr. Nts., Series B, 4/15/03                                                  50,000               56,250
-----------------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                                           50,000               53,875
                                                                                                              ---------------
                                                                                                                   741,756
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY - 1.6%

American Communications Services, Inc., 0%/13% Sr. Disc. Nts.,
11/1/05                                                                      (4)               75,000               52,875
-----------------------------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06            (4)               75,000               59,156
-----------------------------------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 10.125% Sr. Nts., 5/15/05                                           25,000               26,625
-----------------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07           (4)               75,000               58,125
-----------------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts., 2/15/07          (4)               50,000               32,250
-----------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 0%/11.25% Sr. Disc. Nts., 7/15/07           (4)               50,000               33,250
-----------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50%
Sr. Deferred Coupon Nts., Series B, 2/1/06                                   (4)              100,000               73,500
-----------------------------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 12.50% Sr. Nts., Series B, 10/1/05                                   50,000               57,000
-----------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07                            (4)               50,000               34,750
-----------------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc.:

0%/11.125% Sr. Disc. Nts., 7/1/07                                            (4)               25,000               19,719

9.875% Sr. Nts., 7/1/06                                                                        25,000               27,438
                                                                                                              ---------------
                                                                                                                   474,688


10 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.9%
-----------------------------------------------------------------------------------------------------------------------------
RAILROADS - 1.1%

CSX Corp., 7.05% Debs., 5/1/02                                                            $    85,000         $     86,993
-----------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                                    75,000               78,755
-----------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                                                         150,000              152,803
                                                                                                              ---------------
                                                                                                                   318,551
-----------------------------------------------------------------------------------------------------------------------------
SHIPPING - 0.8%

Federal Express Corp., 6.25% Nts., 4/15/98                                                    240,000              240,297
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES - 2.4%
-----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.9%

Consumers Energy Co., 8.75% First Mtg. Nts., 2/15/98                                          145,000              145,947
-----------------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                (1)               75,000               75,750
-----------------------------------------------------------------------------------------------------------------------------
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04                            (1)               50,000               48,250
                                                                                                              ---------------
                                                                                                                   269,947
-----------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 1.1%

Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                     220,000              222,749
-----------------------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                               100,000              105,230
                                                                                                              ---------------
                                                                                                                   327,979
-----------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.4%

GTE Corp., 8.85% Debs., 3/1/98                                                                 60,000               60,528
-----------------------------------------------------------------------------------------------------------------------------
Peoples Telephone Co., Inc., 12.25% Sr. Nts., 7/15/02                                          50,000               52,125
                                                                                                              ---------------
                                                                                                                   112,653
                                                                                                              ---------------
Total Corporate Bonds and Notes (Cost $12,488,086)                                                              12,726,059

                                                                                          SHARES
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 23.6%
-----------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 2.9%
-----------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.3%

Dexter Corp.                                                                                    4,300              168,775
-----------------------------------------------------------------------------------------------------------------------------
Ethyl Corp.                                                                                    13,300              114,712
-----------------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                                                                3,149              106,082
                                                                                                              ---------------
                                                                                                                   389,569
-----------------------------------------------------------------------------------------------------------------------------
PAPER - 0.4%

Unisource Worldwide, Inc.                                                                       6,900              112,556
-----------------------------------------------------------------------------------------------------------------------------
STEEL - 1.2%

Carpenter Technology Corp.                                                                      3,200              154,800
-----------------------------------------------------------------------------------------------------------------------------
Oregon Steel Mills, Inc.                                                                        4,500               94,781
-----------------------------------------------------------------------------------------------------------------------------
UNR Industries, Inc.                                                                           23,000              117,875
                                                                                                              ---------------
                                                                                                                   367,456
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 0.8%
-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 0.5%

Glaxo Wellcome plc, Sponsored ADR                                                               3,800              162,687
-----------------------------------------------------------------------------------------------------------------------------
RESTAURANTS - 0.3%

Piccadilly Cafeterias, Inc.                                                                     6,900              102,637


11 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                                              MARKET VALUE
                                                                                          SHARES              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 3.4%
-----------------------------------------------------------------------------------------------------------------------------
Amoco Corp.                                                                                     1,400         $    128,362
-----------------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                                                          2,400              197,550
-----------------------------------------------------------------------------------------------------------------------------
Chevron Corp.                                                                                   2,300              190,756
-----------------------------------------------------------------------------------------------------------------------------
Exxon Corp.                                                                                     3,000              184,312
-----------------------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                                     2,400              174,750
-----------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                                      4,700              131,012
                                                                                                              ---------------
                                                                                                                 1,006,742
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.8%
-----------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 2.1%

BankAmerica Corp.                                                                               1,000               71,500
-----------------------------------------------------------------------------------------------------------------------------
BankBoston Corp.                                                                                2,000              162,125
-----------------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                               2,700              132,469
-----------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                                               1,900              113,762
-----------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                                 500              145,687
                                                                                                              ---------------
                                                                                                                   625,543
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL -2.3%
-----------------------------------------------------------------------------------------------------------------------------
Camden Property Trust                                                                           4,800              144,000
-----------------------------------------------------------------------------------------------------------------------------
Capstone Capital Corp.                                                                          5,900              139,387
-----------------------------------------------------------------------------------------------------------------------------
Crescent Real Estate Equities, Inc.                                                             4,200              151,200
-----------------------------------------------------------------------------------------------------------------------------
Health & Retirement Properties Trust                                                            6,800              127,500
-----------------------------------------------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                                                   3,100              132,525
                                                                                                              ---------------
                                                                                                                   694,612
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 0.4%

HSB Group, Inc.                                                                                 2,500              130,469
-----------------------------------------------------------------------------------------------------------------------------
Housing Related - 0.9%
-----------------------------------------------------------------------------------------------------------------------------
Homebuilders/Real Estate - 0.9%

Cornerstone Properties, Inc.                                                                    8,300              153,031
-----------------------------------------------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                                     (9)                5,000              126,250
                                                                                                              ---------------
                                                                                                                   279,281
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 2.2%
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE - 1.5%

General Dynamics Corp.                                                                          2,300              186,731
-----------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                           1,200              114,075
-----------------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                                       2,400              137,400
                                                                                                              ---------------
                                                                                                                   438,206
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 0.7%

PACCAR, Inc.                                                                                    5,000              225,312
-----------------------------------------------------------------------------------------------------------------------------
RETAIL - 1.2%
-----------------------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES - 0.4%

Penney (J.C.) Co., Inc.                                                                         2,100              123,244
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.8%

Brown Group, Inc.                                                                               6,500               98,313
-----------------------------------------------------------------------------------------------------------------------------
New England Business Service, Inc.                                                              5,000              145,625
                                                                                                              ---------------
                                                                                                                   243,938


12 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                                              MARKET VALUE
                                                                                          SHARES              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 0.0%
-----------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 0.0%

Nextel Communications, Inc., Cl. A                                           (9)                  154         $      4,043
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.7%
-----------------------------------------------------------------------------------------------------------------------------
RAILROADS - 0.7%

GATX Corp.                                                                                      3,100              200,144
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES - 6.7%
-----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.4%

Duke Energy Corp.                                                                               3,704              178,718
-----------------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                                 3,000              155,063
-----------------------------------------------------------------------------------------------------------------------------
Illinova Corp.                                                                                  4,000               89,000
-----------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                                                   5,000              146,563
-----------------------------------------------------------------------------------------------------------------------------
Western Resources, Inc.                                                                         3,900              145,275
                                                                                                              ---------------
                                                                                                                   714,619
-----------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 2.2%

El Paso Natural Gas Co.                                                                         3,800              227,763
-----------------------------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                                                          3,700              128,113
-----------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                                           3,700              163,263
-----------------------------------------------------------------------------------------------------------------------------
Questar Corp.                                                                                   3,300              127,463
                                                                                                              ---------------
                                                                                                                   646,602
-----------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 2.1%
-----------------------------------------------------------------------------------------------------------------------------
Ameritech Corp.                                                                                 2,100              136,500
-----------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                                                             2,473              197,531
-----------------------------------------------------------------------------------------------------------------------------
Frontier Corp.                                                                                  5,700              123,263
-----------------------------------------------------------------------------------------------------------------------------
U S West Communications Group                                                                   4,200              167,213
                                                                                                              ---------------
                                                                                                                   624,507
                                                                                                              ---------------

Total Common Stocks (Cost $5,534,380)                                                                            7,092,167

-----------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.6%
-----------------------------------------------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg. (Cost $115,000)                                  1,200              174,000



                                                                                          UNITS
-----------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-----------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00                                          (1)                  75                   --
-----------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/01                          (1)                 333                  333
-----------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts., Exp. 6/00                               (1)                  50                3,500
-----------------------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., 8/07                                                             258                    3
-----------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc. Wts., Exp. 12/49                                       (1)                  50                  750
                                                                                                              ---------------

Total Rights, Warrants and Certificates (Cost $470)                                                                  4,586


13 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 6.3%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.68%, dated 10/31/97, to be repurchased  at $1,883,891 on 11/3/97,  collateralized  by U.S.  Treasury  Nts.,
7.25%, 8/15/04, with a
value of $1,923,955 (Cost $1,883,000)                                                     $  1,883,000        $  1,883,000

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $27,723,982)                                                     99.1%        29,794,676
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                     0.9            259,607
                                                                                            --------------    ---------------
NET ASSETS                                                                                        100.0%      $ 30,054,283
                                                                                            --------------    ---------------
                                                                                            --------------    ---------------



1. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements. 2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. 3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $965,905 or 3.21% of the Fund's net assets as of October 31, 1997. 4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal. 6. Represents the current interest rate for an increasing rate security. 7. Interest or dividend is paid in kind. 8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 9. Non-income producing security. See accompanying Notes to Financial Statements.


14 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS OCTOBER 31, 1997
Oppenheimer LifeSpan Balanced Fund

                                                                                                                    MARKET VALUE
                                                                                                    SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 57.7%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 2.7%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.0%
Ciba Specialty Chemicals AG                                                                  (1)           1,200    $     118,162
-----------------------------------------------------------------------------------------------------------------------------------
Dexter Corp.                                                                                               5,000          196,250
-----------------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                                                                            2,100          119,437
-----------------------------------------------------------------------------------------------------------------------------------
Ethyl Corp.                                                                                               15,900          137,137
-----------------------------------------------------------------------------------------------------------------------------------
Fuji Photo Film Co.                                                                                        1,000           36,252
-----------------------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                                                                           2,834           95,470
                                                                                                                    ---------------
                                                                                                                          702,708
-----------------------------------------------------------------------------------------------------------------------------------
METALS - 0.8%
Allegheny Teledyne, Inc.                                                                                   4,000          105,250
-----------------------------------------------------------------------------------------------------------------------------------
Carpenter Technology Corp.                                                                                 3,700          178,987
-----------------------------------------------------------------------------------------------------------------------------------
Oregon Steel Mills, Inc.                                                                                   7,400          155,862
-----------------------------------------------------------------------------------------------------------------------------------
UNR Industries, Inc.                                                                                      25,000          128,125
                                                                                                                    ---------------
                                                                                                                          568,224
-----------------------------------------------------------------------------------------------------------------------------------
PAPER - 0.9%
Fletcher Challenge Forest                                                                                 80,000           77,345
-----------------------------------------------------------------------------------------------------------------------------------
Fort James Corp.                                                                                           4,675          185,539
-----------------------------------------------------------------------------------------------------------------------------------
International Paper Co.                                                                                    2,900          130,500
-----------------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark de Mexico, SA                                                                              16,000           69,582
-----------------------------------------------------------------------------------------------------------------------------------
Unisource Worldwide, Inc.                                                                                  8,100          132,131
                                                                                                                    ---------------
                                                                                                                          595,097
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 7.1%
-----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.1%
Bridgestone Corp.                                                                                          3,000           64,854
-----------------------------------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                                                               9,900          182,531
-----------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.                                                                                 2,600          162,825
-----------------------------------------------------------------------------------------------------------------------------------
Groupe SEB SA                                                                                                700           79,823
-----------------------------------------------------------------------------------------------------------------------------------
Lear Corp.                                                                                   (1)           1,400           67,287
-----------------------------------------------------------------------------------------------------------------------------------
Rinnai Corp.                                                                                               3,000           48,890
-----------------------------------------------------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                                                     (1)           6,000          151,500
                                                                                                                    ---------------
                                                                                                                          757,710
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.7%
Alaska Air Group, Inc.                                                                       (1)           2,200           73,425
-----------------------------------------------------------------------------------------------------------------------------------
America West Holdings Corp., Cl. B                                                           (1)           4,100           60,731
-----------------------------------------------------------------------------------------------------------------------------------
AMR Corp.                                                                                    (1)           1,700          197,944
-----------------------------------------------------------------------------------------------------------------------------------
CDL Hotels International Ltd.                                                                            290,000           83,479
-----------------------------------------------------------------------------------------------------------------------------------
Granada Group plc                                                                                          9,000          124,057
-----------------------------------------------------------------------------------------------------------------------------------
Landry's Seafood Restaurants, Inc.                                                           (1)           2,500           70,000
-----------------------------------------------------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                                                                7,900          117,512
-----------------------------------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc.                                                                          (1)           5,800          133,400
-----------------------------------------------------------------------------------------------------------------------------------
UAL Corp.                                                                                    (1)             900           78,862
-----------------------------------------------------------------------------------------------------------------------------------
Vistana, Inc.                                                                                (1)          10,100          231,037
                                                                                                                    ---------------
                                                                                                                        1,170,447
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.9%
Applied Graphics Technologies, Inc.                                                          (1)           4,200          224,700
-----------------------------------------------------------------------------------------------------------------------------------
Benpres Holdings Corp., Sponsored GDR                                                        (1)           5,000           23,125


15 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                    MARKET VALUE
                                                                                                    SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
Reed International plc                                                                                     9,000    $      88,968
-----------------------------------------------------------------------------------------------------------------------------------
Reuters Holdings plc                                                                                       8,000           86,729
-----------------------------------------------------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                                                                26,000           72,320
-----------------------------------------------------------------------------------------------------------------------------------
Wolters Kluwer NV                                                                                            900          110,557
                                                                                                                    ---------------
                                                                                                                          606,399
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 1.6%
adidas AG                                                                                                    900          131,249
-----------------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Corp.                                                                                        1,500           94,219
-----------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.                                                            (1)           1,600           70,400
-----------------------------------------------------------------------------------------------------------------------------------
Marks & Spencer plc                                                                                       13,000          131,888
-----------------------------------------------------------------------------------------------------------------------------------
North Face, Inc. (The)                                                                       (1)           5,100          120,487
-----------------------------------------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                                                                    5,700          334,519
-----------------------------------------------------------------------------------------------------------------------------------
Wolverine World Wide, Inc.                                                                                 7,975          175,450
                                                                                                                    ---------------
                                                                                                                        1,058,212
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 1.8%
Argos plc                                                                                                 10,000          105,896
-----------------------------------------------------------------------------------------------------------------------------------
Brown Group, Inc.                                                                                          8,300          125,537
-----------------------------------------------------------------------------------------------------------------------------------
Brylane, Inc.                                                                                (1)             400           17,375
-----------------------------------------------------------------------------------------------------------------------------------
Dickson Concepts International Ltd.                                                                       42,000           90,472
-----------------------------------------------------------------------------------------------------------------------------------
Eagle Hardware & Garden, Inc.                                                                (1)           7,100          120,700
-----------------------------------------------------------------------------------------------------------------------------------
Guitar Center, Inc.                                                                          (1)           4,300           93,525
-----------------------------------------------------------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                                                                              2,700          110,573
-----------------------------------------------------------------------------------------------------------------------------------
Koninklijke Ahold NV                                                                                       3,600           92,192
-----------------------------------------------------------------------------------------------------------------------------------
New England Business Service, Inc.                                                                         5,800          168,925
-----------------------------------------------------------------------------------------------------------------------------------
Payless ShoeSource, Inc.                                                                     (1)           1,500           83,625
-----------------------------------------------------------------------------------------------------------------------------------
Shimamura Co. Ltd.                                                                                         2,000           54,045
-----------------------------------------------------------------------------------------------------------------------------------
Stage Stores, Inc.                                                                           (1)           4,300          156,950
                                                                                                                    ---------------
                                                                                                                        1,219,815
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.9%
-----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.4%
Embotelladora Andina SA, Series A, Sponsored ADR                                                           3,200           76,800
-----------------------------------------------------------------------------------------------------------------------------------
Embotelladora Andina SA, Series B, Sponsored ADR                                                           3,200           65,600
-----------------------------------------------------------------------------------------------------------------------------------
Quilmes Industrial Quinsa SA, Sponsored ADR                                                                3,750           46,406
-----------------------------------------------------------------------------------------------------------------------------------
Scottish & Newcastle plc                                                                                   6,000           67,361
                                                                                                                    ---------------
                                                                                                                          256,167
-----------------------------------------------------------------------------------------------------------------------------------
FOOD - 1.7%
American Stores Co.                                                                                        5,400          138,712
-----------------------------------------------------------------------------------------------------------------------------------
Carrefour Supermarche SA                                                                                     190           98,962
-----------------------------------------------------------------------------------------------------------------------------------
Colruyt SA                                                                                                   250          134,126
-----------------------------------------------------------------------------------------------------------------------------------
Jeronimo Martins & Filho, SA                                                                               1,400           91,218
-----------------------------------------------------------------------------------------------------------------------------------
JP Foodservice, Inc.                                                                         (1)           4,000          127,750
-----------------------------------------------------------------------------------------------------------------------------------
Kroger Co.                                                                                   (1)           5,300          172,912
-----------------------------------------------------------------------------------------------------------------------------------
Morningstar Group, Inc.                                                                      (1)           3,500          149,625
-----------------------------------------------------------------------------------------------------------------------------------
Safeway, Inc.                                                                                (1)           2,000          116,250
-----------------------------------------------------------------------------------------------------------------------------------
William Morrison Supermarkets plc                                                                         40,000          132,140
                                                                                                                    ---------------
                                                                                                                        1,161,695


16 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 2.3%
Dura Pharmaceuticals, Inc.                                                                   (1)           3,500    $     169,312
-----------------------------------------------------------------------------------------------------------------------------------
Gedeon Richter                                                                               (2)           1,000           92,066
-----------------------------------------------------------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                                                                          4,300          184,094
-----------------------------------------------------------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.                                                                 (1)           1,200           96,600
-----------------------------------------------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A                                                          (1)           4,250          204,531
-----------------------------------------------------------------------------------------------------------------------------------
Novartis AG                                                                                                  100          157,048
-----------------------------------------------------------------------------------------------------------------------------------
Novo-Nordisk AS, B Shares                                                                                  1,000          108,382
-----------------------------------------------------------------------------------------------------------------------------------
Roche Holding AG                                                                                              12          105,744
-----------------------------------------------------------------------------------------------------------------------------------
Schering AG                                                                                                1,000           98,190
-----------------------------------------------------------------------------------------------------------------------------------
SKW Trostberg AG                                                                                           3,000          103,710
-----------------------------------------------------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                                                            5,000          136,360
-----------------------------------------------------------------------------------------------------------------------------------
Zeneca Group plc                                                                                           4,000          126,170
                                                                                                                    ---------------
                                                                                                                        1,582,207
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.7%
Acuson Corp.                                                                                 (1)           5,800          108,750
-----------------------------------------------------------------------------------------------------------------------------------
Alternative Living Services, Inc.                                                            (1)           4,000           98,000
-----------------------------------------------------------------------------------------------------------------------------------
Concentra Managed Care, Inc.                                                                 (1)           1,000           32,625
-----------------------------------------------------------------------------------------------------------------------------------
FPA Medical Management, Inc.                                                                 (1)           4,800          115,800
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare Financial Partners, Inc.                                                          (1)             700           24,150
-----------------------------------------------------------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                                                                         1,500           95,812
-----------------------------------------------------------------------------------------------------------------------------------
National Surgery Centers, Inc.                                                               (1)           8,800          220,000
-----------------------------------------------------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.                                                                (1)           4,700          198,575
-----------------------------------------------------------------------------------------------------------------------------------
Renal Treatment Centers, Inc.                                                                (1)           3,400          112,837
-----------------------------------------------------------------------------------------------------------------------------------
Rural/Metro Corp.                                                                            (1)           6,200          215,450
-----------------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham plc                                                                                    16,894          160,062
-----------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                                       (1)           4,635          141,657
-----------------------------------------------------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.                                                              (1)           6,166          189,990
-----------------------------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.                                                              (1)           1,800           82,350
                                                                                                                    ---------------
                                                                                                                        1,796,058
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.8%
Blyth Industries, Inc.                                                                       (1)           4,050          100,744
-----------------------------------------------------------------------------------------------------------------------------------
L'OREAL                                                                                                      350          123,793
-----------------------------------------------------------------------------------------------------------------------------------
Premark International, Inc.                                                                                5,600          151,550
-----------------------------------------------------------------------------------------------------------------------------------
Reckitt & Colman plc                                                                                       9,000          138,017
                                                                                                                    ---------------
                                                                                                                          514,104
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY - 5.3%
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.4%
Diamond Offshore Drilling, Inc.                                                                            4,600          286,350
-----------------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.                                                                          (1)           4,300          133,838
-----------------------------------------------------------------------------------------------------------------------------------
Oryx Energy Co.                                                                              (1)           4,300          118,519
-----------------------------------------------------------------------------------------------------------------------------------
Pool Energy Services Co.                                                                     (1)           2,700           91,631
-----------------------------------------------------------------------------------------------------------------------------------
Tidewater, Inc.                                                                                            3,000          197,063
-----------------------------------------------------------------------------------------------------------------------------------
Varco International, Inc.                                                                    (1)           2,200          134,063
                                                                                                                    ---------------
                                                                                                                          961,464
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 3.9%
Amoco Corp.                                                                                                3,100          284,231
-----------------------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                                                                     3,000          246,938


17 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED (CONTINUED)
Chevron Corp.                                                                                              5,900    $     489,331
-----------------------------------------------------------------------------------------------------------------------------------
Cliffs Drilling Co.                                                                          (1)           1,100           79,956
-----------------------------------------------------------------------------------------------------------------------------------
Exxon Corp.                                                                                                5,500          337,906
-----------------------------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                                                5,000          364,063
-----------------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                                                 9,800          273,175
-----------------------------------------------------------------------------------------------------------------------------------
Patterson Energy, Inc.                                                                       (1)           2,400          134,400
v-----------------------------------------------------------------------------------------------------------------------------------
Quinenco SA, ADR                                                                             (1)           2,700           39,488
-----------------------------------------------------------------------------------------------------------------------------------
Shell Transport & Trading Co. plc                                                                         14,000           99,189
-----------------------------------------------------------------------------------------------------------------------------------
Total SA, B Shares                                                                                         1,641          181,734
-----------------------------------------------------------------------------------------------------------------------------------
UTI Energy Corp.                                                                             (1)           2,200           98,175
                                                                                                                    ---------------
                                                                                                                        2,628,586
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 9.2%
-----------------------------------------------------------------------------------------------------------------------------------
BANKS - 3.8%
Banco Popular Espanol SA                                                                                   1,600           94,202
-----------------------------------------------------------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.                                                                              6,000           78,324
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Corp.                                                                                          4,200          300,300
-----------------------------------------------------------------------------------------------------------------------------------
BankBoston Corp.                                                                                           4,800          389,100
-----------------------------------------------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                                                                  1,850          107,379
-----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Group                                                                                          700           98,880
-----------------------------------------------------------------------------------------------------------------------------------
Credito Italiano                                                                             (1)          48,000          128,225
-----------------------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                                          7,400          363,063
-----------------------------------------------------------------------------------------------------------------------------------
Halifax plc                                                                                  (1)           9,000          102,098
-----------------------------------------------------------------------------------------------------------------------------------
Lloyds TSB Group plc                                                                                      17,000          212,380
-----------------------------------------------------------------------------------------------------------------------------------
Mitsubishi Trust & Banking Corp.                                                                           8,000           98,445
-----------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                                                          4,400          263,450
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                                          1,200          349,650
                                                                                                                    ---------------
                                                                                                                        2,585,496
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.6%
Amresco, Inc.                                                                                (1)           7,300          229,038
-----------------------------------------------------------------------------------------------------------------------------------
Camden Property Trust                                                                                      5,400          162,000
-----------------------------------------------------------------------------------------------------------------------------------
Capstone Capital Corp.                                                                                     6,700          158,287
-----------------------------------------------------------------------------------------------------------------------------------
Cattles plc                                                                                               12,000           75,259
-----------------------------------------------------------------------------------------------------------------------------------
Crescent Real Estate Equities, Inc.                                                                        9,200          331,200
-----------------------------------------------------------------------------------------------------------------------------------
Haw Par Brothers International Ltd.                                                                       41,000           66,464
-----------------------------------------------------------------------------------------------------------------------------------
Health & Retirement Properties Trust                                                                       7,800          146,250
-----------------------------------------------------------------------------------------------------------------------------------
ING Groep NV                                                                                               2,552          107,170
-----------------------------------------------------------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                                                                      3,600           73,487
-----------------------------------------------------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                                                              3,900          166,725
-----------------------------------------------------------------------------------------------------------------------------------
Money Store, Inc. (The)                                                                                    1,700           48,238
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.                                                                3,300          161,700
-----------------------------------------------------------------------------------------------------------------------------------
Nichiei Co. Ltd.                                                                                           1,300          142,679
-----------------------------------------------------------------------------------------------------------------------------------
Perlis Plantations Berhad                                                                                 28,000           50,985
-----------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc.                                                                                              1,600          124,300
-----------------------------------------------------------------------------------------------------------------------------------
Sirrom Capital Corp.                                                                                       2,400          120,900
-----------------------------------------------------------------------------------------------------------------------------------
Southcorp Holdings Ltd.                                                                                   14,000           46,813
-----------------------------------------------------------------------------------------------------------------------------------
Swire Pacific Ltd., Cl. B                                                                                 87,000           92,296


18 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
Travelers Group, Inc.                                                                                      2,600    $     182,000
                                                                                                                    ---------------
                                                                                                                        2,485,791
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.8%
AFLAC, Inc.                                                                                                1,500           76,313
-----------------------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                                             1,200           99,525
-----------------------------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                                                2,500          165,625
-----------------------------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                                              5,300          231,213
-----------------------------------------------------------------------------------------------------------------------------------
Equitable Cos., Inc.                                                                                       4,500          185,344
-----------------------------------------------------------------------------------------------------------------------------------
HSB Group, Inc.                                                                                            2,700          140,906
-----------------------------------------------------------------------------------------------------------------------------------
Pre-Paid Legal Services, Inc.                                                                (1)           1,500           45,375
-----------------------------------------------------------------------------------------------------------------------------------
Torchmark Corp.                                                                                            3,900          155,513
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                                                                   3,600          130,050
                                                                                                                    ---------------
                                                                                                                        1,229,864
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 8.3%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.6%
ABB AG                                                                                                        65           84,951
-----------------------------------------------------------------------------------------------------------------------------------
Johnson Electric Holdings Ltd.                                                                            42,000          114,652
-----------------------------------------------------------------------------------------------------------------------------------
Power Technologies, Inc.                                                                     (1)           3,400          104,975
-----------------------------------------------------------------------------------------------------------------------------------
Siebe plc                                                                                                  5,000           96,003
                                                                                                                    ---------------
                                                                                                                          400,581
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.3%
Adecco SA                                                                                                    300           95,604
-----------------------------------------------------------------------------------------------------------------------------------
American Disposal Services, Inc.                                                             (1)           5,000          176,250
-----------------------------------------------------------------------------------------------------------------------------------
Caribiner International, Inc.                                                                (1)           2,800          125,475
-----------------------------------------------------------------------------------------------------------------------------------
Central Parking Corp.                                                                                      1,500           81,938
-----------------------------------------------------------------------------------------------------------------------------------
Computer Horizons Corp.                                                                      (1)           6,550          198,956
-----------------------------------------------------------------------------------------------------------------------------------
Computer Task Group, Inc.                                                                                  7,800          220,350
-----------------------------------------------------------------------------------------------------------------------------------
Corestaff, Inc.                                                                              (1)           5,900          146,025
-----------------------------------------------------------------------------------------------------------------------------------
Eastern Environmental Services, Inc.                                                         (1)           6,300          160,650
-----------------------------------------------------------------------------------------------------------------------------------
Guilbert SA                                                                                                  625           81,437
-----------------------------------------------------------------------------------------------------------------------------------
Hays plc                                                                                                  13,000          152,598
-----------------------------------------------------------------------------------------------------------------------------------
Helix Technology Corp.                                                                                     2,500          112,500
-----------------------------------------------------------------------------------------------------------------------------------
Kurita Water Industries Ltd.                                                                               5,000           88,135
-----------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.                                                                        (1)           3,800          128,725
-----------------------------------------------------------------------------------------------------------------------------------
SpeedFam International, Inc.                                                                 (1)           1,300           48,263
-----------------------------------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.                                                                             (1)           5,600          146,300
-----------------------------------------------------------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A                                                  (1)           4,700          183,888
-----------------------------------------------------------------------------------------------------------------------------------
Viad Corp.                                                                                                 4,700           85,775
                                                                                                                    ---------------
                                                                                                                        2,232,869
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 3.6%
Aeroquip-Vickers, Inc.                                                                                     2,000          104,125
-----------------------------------------------------------------------------------------------------------------------------------
AGCO Corp.                                                                                                 4,000          116,000
-----------------------------------------------------------------------------------------------------------------------------------
Canon Sales Co., Inc.                                                                                        300            5,463
-----------------------------------------------------------------------------------------------------------------------------------
Case Corp.                                                                                                 3,700          221,306
-----------------------------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                                                4,300          226,288
-----------------------------------------------------------------------------------------------------------------------------------
Halter Marine Group, Inc.                                                                    (1)           1,800           94,163
-----------------------------------------------------------------------------------------------------------------------------------
Ingersoll-Rand Co.                                                                                         4,200          163,538


19 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Mannesmann AG                                                                                                250    $     106,034
-----------------------------------------------------------------------------------------------------------------------------------
NSK Ltd.                                                                                                   7,000           29,101
-----------------------------------------------------------------------------------------------------------------------------------
PACCAR, Inc.                                                                                               9,000          405,563
-----------------------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                                                      2,600          108,713
-----------------------------------------------------------------------------------------------------------------------------------
Ricoh Co. Ltd.                                                                                            11,000          141,764
-----------------------------------------------------------------------------------------------------------------------------------
SMC Corp.                                                                                                    500           43,236
-----------------------------------------------------------------------------------------------------------------------------------
Smiths Industries plc                                                                                      5,000           72,107
-----------------------------------------------------------------------------------------------------------------------------------
Societe BIC SA                                                                                             1,400           95,594
-----------------------------------------------------------------------------------------------------------------------------------
Textron, Inc.                                                                                              4,200          242,813
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Industries, Inc.                                                                                      8,550          229,781
                                                                                                                    ---------------
                                                                                                                        2,405,589
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.8%
Brambles Industries Ltd.                                                                                   4,100           78,578
-----------------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                                                         1,300          123,500
-----------------------------------------------------------------------------------------------------------------------------------
GATX Corp.                                                                                                 3,600          232,425
-----------------------------------------------------------------------------------------------------------------------------------
Gulfmark Offshore, Inc.                                                                      (1)             500           18,188
-----------------------------------------------------------------------------------------------------------------------------------
MotivePower Industries, Inc.                                                                 (1)           2,100           55,913
                                                                                                                    ---------------
                                                                                                                          508,604
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 11.8%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
General Dynamics Corp.                                                                                     3,900          316,631
-----------------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                                      2,600          247,163
-----------------------------------------------------------------------------------------------------------------------------------
REMEC, Inc.                                                                                  (1)           2,700           68,513
-----------------------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                                                  4,600          263,350
                                                                                                                    ---------------
                                                                                                                          895,657
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.0%
Apex PC Solutions, Inc.                                                                      (1)           3,000           77,250
-----------------------------------------------------------------------------------------------------------------------------------
CFM Technologies, Inc.                                                                       (1)           1,700           31,025
-----------------------------------------------------------------------------------------------------------------------------------
CHS Electronics, Inc.                                                                        (1)           1,050           25,659
-----------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                                        (1)           2,800          178,500
-----------------------------------------------------------------------------------------------------------------------------------
Digital Lightwave, Inc.                                                                      (1)           1,600           29,200
-----------------------------------------------------------------------------------------------------------------------------------
Insight Enterprises, Inc.                                                                    (1)           4,650          181,931
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                                      1,700          166,706
-----------------------------------------------------------------------------------------------------------------------------------
Level One Communications, Inc.                                                               (1)             900           40,500
-----------------------------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A                                                     (1)             800           24,450
-----------------------------------------------------------------------------------------------------------------------------------
Network Appliance, Inc.                                                                      (1)           3,200          160,800
-----------------------------------------------------------------------------------------------------------------------------------
Quantum Corp.                                                                                (1)           3,900          123,338
-----------------------------------------------------------------------------------------------------------------------------------
Semtech Corp.                                                                                (1)           1,500           69,844
-----------------------------------------------------------------------------------------------------------------------------------
Storage Technology Corp. (New)                                                               (1)           4,500          264,094
                                                                                                                    ---------------
                                                                                                                        1,373,297
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.8%
BEA Systems, Inc.                                                                            (1)           7,500          101,250
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                                                                              1,200           46,425
-----------------------------------------------------------------------------------------------------------------------------------
HNC Software, Inc.                                                                           (1)           2,600           96,200
-----------------------------------------------------------------------------------------------------------------------------------
JDA Software Group, Inc.                                                                     (1)           3,400          106,250
-----------------------------------------------------------------------------------------------------------------------------------
Pegasystems, Inc.                                                                            (1)           5,300           96,725
-----------------------------------------------------------------------------------------------------------------------------------
Remedy Corp.                                                                                 (1)           3,000          141,000


20 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)
SAP AG, Preference                                                                                           500    $     149,464
-----------------------------------------------------------------------------------------------------------------------------------
Sapient Corp.                                                                                (1)           2,500          133,125
-----------------------------------------------------------------------------------------------------------------------------------
Security Dynamics Technologies, Inc.                                                         (1)           4,000          135,500
-----------------------------------------------------------------------------------------------------------------------------------
Summit Design, Inc.                                                                          (1)           1,400           20,300
-----------------------------------------------------------------------------------------------------------------------------------
Sykes Enterprises, Inc.                                                                      (1)           5,800          144,275
-----------------------------------------------------------------------------------------------------------------------------------
Technology Solutions Co.                                                                     (1)           6,350          200,025
-----------------------------------------------------------------------------------------------------------------------------------
Veritas Software Corp.                                                                       (1)           3,500          145,688
-----------------------------------------------------------------------------------------------------------------------------------
Viasoft, Inc.                                                                                (1)           2,700          110,700
-----------------------------------------------------------------------------------------------------------------------------------
Visio Corp.                                                                                  (1)           3,100          115,281
-----------------------------------------------------------------------------------------------------------------------------------
Wind River Systems                                                                           (1)           3,200          122,800
                                                                                                                    ---------------
                                                                                                                        1,865,008
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 3.2%
ATMI, Inc.                                                                                   (1)           3,300           88,688
-----------------------------------------------------------------------------------------------------------------------------------
Bowthorpe plc                                                                                             11,000           72,492
-----------------------------------------------------------------------------------------------------------------------------------
Electro Scientific Industries, Inc.                                                          (1)           2,300          111,550
-----------------------------------------------------------------------------------------------------------------------------------
Electrocomponents plc                                                                                     15,000          116,335
-----------------------------------------------------------------------------------------------------------------------------------
Getronics NV                                                                                               3,000           99,087
-----------------------------------------------------------------------------------------------------------------------------------
Hirose Electric Co.                                                                                        2,000          130,540
-----------------------------------------------------------------------------------------------------------------------------------
Keyence Corp.                                                                                                660           98,778
-----------------------------------------------------------------------------------------------------------------------------------
Matsushita Electric Industrial Co.                                                                         4,000           67,182
-----------------------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.                                                                 (1)           3,000          108,000
-----------------------------------------------------------------------------------------------------------------------------------
Omron Corp.                                                                                                4,000           67,847
-----------------------------------------------------------------------------------------------------------------------------------
Philips Electronics NV                                                                                     1,300          101,818
-----------------------------------------------------------------------------------------------------------------------------------
Philips Electronics NV, NY Shares                                                                          1,400          109,725
-----------------------------------------------------------------------------------------------------------------------------------
Samsung Electronics Ltd., Sponsored GDR                                                      (2)           2,400           24,444
-----------------------------------------------------------------------------------------------------------------------------------
Samsung Electronics Ltd., Sponsored GDR                                                   (1)(2)              38              793
-----------------------------------------------------------------------------------------------------------------------------------
Sawtek, Inc.                                                                                 (1)           2,200           74,800
-----------------------------------------------------------------------------------------------------------------------------------
SCI Systems, Inc.                                                                            (1)           2,400          105,600
-----------------------------------------------------------------------------------------------------------------------------------
Sony Corp.                                                                                                 1,900          157,820
-----------------------------------------------------------------------------------------------------------------------------------
TDK Corp.                                                                                                  1,000           82,980
-----------------------------------------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.                                                                  (1)           3,650          158,319
-----------------------------------------------------------------------------------------------------------------------------------
VTech Holdings Ltd.                                                                                       50,000           97,678
-----------------------------------------------------------------------------------------------------------------------------------
Waters Corp.                                                                                 (1)           5,900          259,600
                                                                                                                    ---------------
                                                                                                                        2,134,076
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.5%
Boston Communications Group, Inc.                                                            (1)           2,000           29,500
-----------------------------------------------------------------------------------------------------------------------------------
British Sky Broadcasting Group plc                                                                         9,500           67,386
-----------------------------------------------------------------------------------------------------------------------------------
Comverse Technology, Inc.                                                                    (1)           4,700          193,875
-----------------------------------------------------------------------------------------------------------------------------------
DSP Communications, Inc.                                                                     (1)           8,800          162,800
-----------------------------------------------------------------------------------------------------------------------------------
Ericsson LM, B Shares                                                                                      3,520          155,206
-----------------------------------------------------------------------------------------------------------------------------------
Inter-Tel, Inc.                                                                                            3,400           84,681
-----------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A                                                           (1)             309            8,111
-----------------------------------------------------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                                                            14          118,733
-----------------------------------------------------------------------------------------------------------------------------------
P-COM, Inc.                                                                                  (1)           6,800          136,850
-----------------------------------------------------------------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.                                                               (1)           3,400          130,050
-----------------------------------------------------------------------------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR                                                                        6,600           36,300
-----------------------------------------------------------------------------------------------------------------------------------
Tekelec                                                                                      (1)           3,400          142,375


21 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund
                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
Telecom Italia Mobile SpA                                                                                 30,000    $     111,469
-----------------------------------------------------------------------------------------------------------------------------------
Uniphase Corp.                                                                               (1)           2,100          140,963
-----------------------------------------------------------------------------------------------------------------------------------
Vodafone Group plc                                                                                        28,000          153,889
                                                                                                                    ---------------
                                                                                                                        1,672,188
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 5.4%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.6%
Duke Energy Corp.                                                                                          4,449          214,664
-----------------------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                                            5,800          299,788
-----------------------------------------------------------------------------------------------------------------------------------
Illinova Corp.                                                                                             4,500          100,125
-----------------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                                                              5,700          167,081
-----------------------------------------------------------------------------------------------------------------------------------
Veba AG                                                                                                    2,000          112,715
-----------------------------------------------------------------------------------------------------------------------------------
Western Resources, Inc.                                                                                    4,600          171,350
                                                                                                                    ---------------
                                                                                                                        1,065,723
-----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 1.8%
Columbia Gas System, Inc.                                                                                  4,900          354,025
-----------------------------------------------------------------------------------------------------------------------------------
El Paso Natural Gas Co.                                                                                    4,600          275,713
-----------------------------------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                                                                     4,400          152,350
-----------------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                                                      4,600          202,975
-----------------------------------------------------------------------------------------------------------------------------------
Questar Corp.                                                                                              4,200          162,225
-----------------------------------------------------------------------------------------------------------------------------------
RWE AG, Preference                                                                                         2,500           92,162
                                                                                                                    ---------------
                                                                                                                        1,239,450
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 2.0%
Ameritech Corp.                                                                                            2,500          162,500
-----------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                                                                        4,280          341,865
-----------------------------------------------------------------------------------------------------------------------------------
Frontier Corp.                                                                                             9,500          205,438
-----------------------------------------------------------------------------------------------------------------------------------
Tel-Save Holdings, Inc.                                                                      (1)           6,400          137,600
-----------------------------------------------------------------------------------------------------------------------------------
Telefonica de Espana                                                                                       3,500           95,236
-----------------------------------------------------------------------------------------------------------------------------------
U S West Communications Group                                                                             11,200          445,900
                                                                                                                    ---------------
                                                                                                                        1,388,539
                                                                                                                    ---------------
Total Common Stocks (Cost $32,198,814)                                                                                 39,061,625

                                                                                                   SHARES
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg. (Cost $114,800)                                             1,200          174,000


                                                                                                   UNITS
-----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00                                                         (3)             150               --
-----------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/01                                         (3)             666              667
-----------------------------------------------------------------------------------------------------------------------------------
Haw Par Brothers International Ltd. Wts., Exp. 7/01                                                        3,000              992
-----------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts., Exp. 6/00                                              (3)             100            7,000
-----------------------------------------------------------------------------------------------------------------------------------
Mccaw International Ltd. Wts., Exp. 4/07                                                     (3)             100              250
-----------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
Conditional Wts., Exp. 12/97                                                                 (3)             500              313
Wts., Exp. 12/97                                                                             (3)             500            6,500
-----------------------------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., 8/07                                                                        516                5


22 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   UNITS           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc. Wts., Exp. 12/49                                                      (3)             100    $       1,500
                                                                                                                    ---------------

Total Rights, Warrants and Certificates (Cost $10,124)                                                                     17,227

                                                                                                   FACE
                                                                                                   AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.8%
-----------------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, Asset Backed Certificates, Series
1997-1, Cl. A, 6.25%, 8/25/05                                                                      $     125,000          124,945
-----------------------------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2, Cl. A,
6.752%, 6/25/07                                                                              (3)         175,000          175,848
-----------------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust:
Receivables-Backed Nts., Series 1997-A, Cl. A5, 6.80%, 2/15/05                                           150,000          153,296
Series 1996-A, Cl. A4, 5.85%, 7/15/01                                                                    110,000          109,845
                                                                                                                    ---------------

Total Asset-Backed Securities (Cost $558,742)                                                                             563,934

-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 3.9%
-----------------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                                                                      250,000          247,813
-----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
Certificates:
5.50%, 6/1/98                                                                                              7,400            7,331
Series 1711, Cl. EA, 7%, 3/15/24                                                                         200,000          204,750
Gtd. Multiclass Mtg. Participation Certificates:
6%, 3/1/09                                                                                               178,221          176,820
Series 1574, Cl. PD, 5.55%, 3/15/13                                                                      100,000           99,750
Series 1843, Cl. VB, 7%, 4/15/03                                                                          65,000           66,909
Series 1849, Cl. VA, 6%, 12/15/10                                                                        179,450          177,432
Interest-Only Stripped Mtg.-Backed Security:
Series 1542, Cl. QC, 8.675%, 10/15/20                                                        (4)         400,000           89,203
Series 1583, Cl. IC, 9.283%, 1/15/20                                                         (4)         750,000          120,000
Series 1661, Cl. PK, 5.965%, 11/15/06                                                        (4)         874,957           74,098
-----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                                              165,377          164,571
6.50%, 4/1/26                                                                                            140,587          138,466
7%, 4/1/00                                                                                                76,854           77,591
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-181, Cl. C, 5.40%,
10/25/02                                                                                                 177,327          176,441
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                                                                  151,551          150,764
Medium-Term Nts., 6.56%, 11/13/01                                                                        100,000          100,250
Trust 1994-13, Cl. B, 6.50%, 2/25/09                                                                     150,000          149,859


23 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-7, Cl. A18, 6%, 2/25/09                             $     149,164    $     139,841
-----------------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl. A3, 6.50%, 2/25/12                                                      125,000          125,566
-----------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl. A2, 6.75%, 9/25/27                                                    175,000          175,260
                                                                                                                    ---------------

Total Mortgage-Backed Obligations (Cost $2,624,050)                                                                     2,662,715

-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 6.6%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                                                                   1,550,000        1,772,329
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 8/15/05                                                                                           965,000        1,000,887
6.75%, 6/30/99                                                                                           720,000          732,825
7.50%, 11/15/01                                                                                          900,000          955,969
                                                                                                                    ---------------

Total U.S. Government Obligations (Cost $4,308,612)                                                                     4,462,010

-----------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 24.1%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.0%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.4%
Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                                       (2)         110,000          110,150
-----------------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                                                    120,000          127,795
-----------------------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.25% Gtd. Sr. Sec. Disc. Nts.,
7/15/01                                                                                                  100,000          104,500
-----------------------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07                                       (2)         125,000          125,625
-----------------------------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                                           65,000           83,022
-----------------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05                                    (5)         100,000           98,000
-----------------------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                                    65,000           79,576
-----------------------------------------------------------------------------------------------------------------------------------
Sterling Chemical Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08                          (5)         125,000           91,250
-----------------------------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B, 7/1/06                                       125,000          138,125
                                                                                                                    ---------------
                                                                                                                          958,043
-----------------------------------------------------------------------------------------------------------------------------------
METALS - 1.0%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                                               125,000          134,783
-----------------------------------------------------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts., Series B,
4/15/03                                                                                                  100,000          103,000
-----------------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                                           100,000          107,750
-----------------------------------------------------------------------------------------------------------------------------------
NS Group, Inc., 13.50% Gtd. Sr. Sec. Nts., 7/15/03                                                        75,000           86,062
-----------------------------------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01                                        50,000           48,500
-----------------------------------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                                                         100,000          104,750
-----------------------------------------------------------------------------------------------------------------------------------
Weirton Steel Corp., 10.75% Sr. Nts., 6/1/05                                                             100,000          105,750
                                                                                                                    ---------------
                                                                                                                          690,595
-----------------------------------------------------------------------------------------------------------------------------------
PAPER - 0.6%
Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                                      (3)         110,000          110,275
-----------------------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05                                            100,000          109,000
-----------------------------------------------------------------------------------------------------------------------------------
Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                                 (3)         100,000          113,750


24 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
PAPER (CONTINUED)
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                                     $      50,000    $      51,125
                                                                                                                    ---------------
                                                                                                                          384,150
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 6.3%
-----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.6%
Black & Decker Corp., 6.625% Nts., 11/15/00                                                              110,000          111,221
-----------------------------------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                                                 60,000           61,743
-----------------------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B, 11/15/04                           (5)         125,000          107,500
-----------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc., 13% Sr. Sub. Nts., 8/15/02                                           (3)         100,000          106,375
                                                                                                                    ---------------
                                                                                                                          386,839
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.4%
American Skiing Corp., 12% Sr. Sub. Nts., Series B, 7/15/06                                  (3)         125,000          139,375
-----------------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holdings Corp., 9.875% Sr. Sub. Nts., 10/15/07                           (2)         125,000          123,125
-----------------------------------------------------------------------------------------------------------------------------------
Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                                110,000          110,147
-----------------------------------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                                            125,000          133,750
-----------------------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03                                            250,000          238,750
-----------------------------------------------------------------------------------------------------------------------------------
GB Property Funding Corp., 10.875% First Mtg. Nts., 1/15/04                                              100,000           87,500
-----------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                                                                  50,000           51,327
-----------------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                                               (2)         125,000          128,125
-----------------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                          (2)         125,000          128,125
-----------------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr. Sec. Nts.,
Series B, 11/15/02                                                                                        50,000           64,250
-----------------------------------------------------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05                                                   125,000          134,062
-----------------------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.25% First Mtg. Bonds, 1/15/06                                                 125,000          130,625
-----------------------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                                                 100,000          108,500
-----------------------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                                  91,000           77,805
                                                                                                                    ---------------
                                                                                                                        1,655,466
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA - 2.5%
Adelphia Communications Corp., 10.50% Sr. Nts., 7/15/04                                      (2)         125,000          130,625
-----------------------------------------------------------------------------------------------------------------------------------
Allbritton Communications Co., 9.75% Sr. Sub. Debs., Series B,
11/30/07                                                                                                 100,000          100,500
-----------------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd., 1.75%/15.75% Gtd. Sr. Sec. Disc. Nts., 5/15/03                         (6)         151,328          110,469
-----------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp., 9.875% Sr. Sub. Debs., 2/15/13                                                 75,000           80,062
-----------------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.375% Sr. Sub. Debs., 5/15/05                                                            100,000          107,000
-----------------------------------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec. Disc. Nts., 3/15/04               (5)         100,000           79,500
-----------------------------------------------------------------------------------------------------------------------------------
Fox Kids Worldwide, Inc., 0%/10.25% Sr. Disc. Nts., 11/1/07                               (2)(5)         125,000           72,187
-----------------------------------------------------------------------------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                                           (2)          50,000           50,000
-----------------------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr. Nts., 8/15/04                                            (2)         125,000          130,937
-----------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                                         (2)         125,000          126,250
-----------------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.875% Sr. Nts., 7/15/07                                                    125,000          124,062
-----------------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                               100,000          105,250
-----------------------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07                            (2)          75,000           77,625
-----------------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 7.45% Nts., 2/1/98                                                                    110,000          110,369
-----------------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                            125,000          138,356


25 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.:
Series B, 14%, 11/15/99                                                                      (7)   $     100,000    $      82,500
12.376%, 11/15/99                                                                            (7)          50,000           41,250
                                                                                                                    ---------------
                                                                                                                        1,666,942
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 0.7%
Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                                               90,000           91,597
-----------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                                                  40,000           44,217
-----------------------------------------------------------------------------------------------------------------------------------
Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                                (3)         100,000          105,000
-----------------------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                                     220,000          227,044
                                                                                                                    ---------------
                                                                                                                          467,858
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.1%
K Mart Corp., 7.75% Debs., 10/1/12                                                                       100,000           94,500
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 2.3%
-----------------------------------------------------------------------------------------------------------------------------------
FOOD - 0.9%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts., 10/15/06                                (2)         125,000          125,313
-----------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc., 10.25% Sr. Sub. Nts., 3/15/04                                       100,000           98,500
-----------------------------------------------------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                                                        120,000          121,531
-----------------------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                                                  115,000          115,666
-----------------------------------------------------------------------------------------------------------------------------------
Jitney-Jungle Stores of America, Inc., 12% Gtd. Sr. Nts., 3/1/06                                         150,000          168,750
                                                                                                                    ---------------
                                                                                                                          629,760
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.2%
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07                               (2)         100,000          103,750
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.8%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                                      120,000          120,121
-----------------------------------------------------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                                                  125,000          139,688
-----------------------------------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50% Sr. Sub. Nts., Series B, 4/1/06                            (3)         125,000          130,000
-----------------------------------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts., 8/15/06                                           100,000          104,500
-----------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                                                              75,000           75,844
                                                                                                                    ---------------
                                                                                                                          570,153
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.4%
Dyersburg Corp., 9.75% Sr. Sub. Nts., 9/1/07                                                 (2)         100,000          102,500
-----------------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                                65,000           70,064
-----------------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                                                  100,000          103,750
                                                                                                                    ---------------
                                                                                                                          276,314
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY - 1.5%
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.9% Coastal Corp.:
8.125% Sr. Nts., 9/15/02                                                                                  65,000           69,663
8.75% Sr. Nts., 5/15/99                                                                                   35,000           36,339
-----------------------------------------------------------------------------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75% Sr. Nts., Series B, 1/15/01                                              55,000           57,475
-----------------------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., 2/15/07                                                           125,000          125,000
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                                    75,000           80,169
-----------------------------------------------------------------------------------------------------------------------------------
Mesa Operating Co., 0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06                              (5)         150,000          120,750
-----------------------------------------------------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., 6/15/02                                         (2)          75,000           77,250
-----------------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                                       75,000           73,336
                                                                                                                    ---------------
                                                                                                                          639,982


26 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.6%
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                                                                            $      75,000    $      81,332
9% Debs., 8/15/99                                                                                         75,000           78,561
-----------------------------------------------------------------------------------------------------------------------------------
HS Resources, Inc., 9.25% Sr. Sub. Nts., 11/15/06                                                        125,000          128,750
-----------------------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                                           75,000           78,915
-----------------------------------------------------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                                                  65,000           67,824
                                                                                                                    ---------------
                                                                                                                          435,382
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 3.7%
-----------------------------------------------------------------------------------------------------------------------------------
BANKS - 0.8%
Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                                                     35,000           35,059
-----------------------------------------------------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                                                                        65,000           64,245
-----------------------------------------------------------------------------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub. Capital Nts., 4/1/98                                                   35,000           35,331
-----------------------------------------------------------------------------------------------------------------------------------
First Union Corp., 6.75% Sr. Nts., 1/15/98                                                                35,000           35,067
-----------------------------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                                 110,000          122,706
-----------------------------------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                                        110,000          111,090
-----------------------------------------------------------------------------------------------------------------------------------
Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                                                145,000          145,076
                                                                                                                    ---------------
                                                                                                                          548,574
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.2%
American General Finance Corp., 8.50% Sr. Nts., 8/15/98                                                   45,000           45,910
-----------------------------------------------------------------------------------------------------------------------------------
American General Institutional Capital, 8.125% Bonds, Series B,
3/15/46                                                                                      (2)          75,000           80,645
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Corp., 9.125% Debs., 2/15/98                                                                  110,000          110,987
-----------------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                                                      50,000           50,491
-----------------------------------------------------------------------------------------------------------------------------------
Capital One Funding Corp., 7.25% Nts., 12/1/03                                                            40,000           40,281
-----------------------------------------------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
Nts., 1/26/01                                                                                             50,000           51,347
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                                        110,000          107,999
-----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc.:
6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                                                             65,000           64,632
6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                                                           45,000           45,009
-----------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                                                        110,000          110,468
-----------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
5.625% Nts., 2/15/01                                                                                     125,000          123,073
5.65% Medium-Term Nts., 12/15/97                                                                         200,000          199,975
-----------------------------------------------------------------------------------------------------------------------------------
Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98                                                    35,000           35,771
-----------------------------------------------------------------------------------------------------------------------------------
MCII Holdings (USA), Inc., 0%/15% Sec. Nts., 11/15/02                                        (5)         125,000          104,219
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                                            100,000          101,186
-----------------------------------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000 principal amount of 11.50% sr. nts., 3/15/07 and one warrant to purchase 6.84 shares
of common stock)                                                                             (8)         125,000          128,750
-----------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D, 3/1/99                                              125,000          129,235
                                                                                                                    ---------------
                                                                                                                        1,529,978
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 0.7%
Cigna Corp., 7.90% Nts., 12/14/98                                                                        120,000          122,303
-----------------------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                                        100,000          109,067
-----------------------------------------------------------------------------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                                                   125,000          128,884


27 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01                                             $     110,000    $     111,873
                                                                                                                    ---------------
                                                                                                                          472,127
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 2.7%
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.2%
American Standard, Inc., 10.875% Sr. Nts., 5/15/99                                           (3)         100,000          106,250
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.9%
Beverly Enterprises, Inc., 9% Gtd. Sr. Nts., 2/15/06                                                     100,000          103,500
-----------------------------------------------------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Nts., 10/15/04                                             (3)         125,000          123,125
-----------------------------------------------------------------------------------------------------------------------------------
Shop Vac Corp., 10.625% Sr. Nts., 9/1/03                                                                 125,000          135,938
-----------------------------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                                                     125,000          132,264
-----------------------------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., 12/1/06                                                 80,000           78,526
                                                                                                                    ---------------
                                                                                                                          573,353
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 1.0%
Day International Group, Inc., 11.125% Sr. Sub. Nts., Series B, 6/1/05                       (3)         100,000          107,500
-----------------------------------------------------------------------------------------------------------------------------------
Interlake Corp., 12.125% Sr. Sub. Debs., 3/1/02                                                          100,000          104,250
-----------------------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05                                             100,000          109,750
-----------------------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/07                                                        125,000          126,250
-----------------------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                                            (3)          30,000           31,425
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Equipment Co., 11.375% Sr. Sub. Nts., 12/1/03                                                  100,000          108,750
-----------------------------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                                             100,000          104,000
                                                                                                                    ---------------
                                                                                                                          691,925
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.6%
CSX Corp., 7.05% Debs., 5/1/02                                                                            70,000           71,641
-----------------------------------------------------------------------------------------------------------------------------------
Federal Express Corp., 6.25% Nts., 4/15/98                                                               165,000          165,204
-----------------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                                               75,000           78,755
-----------------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                                                                    105,000          106,962
                                                                                                                    ---------------
                                                                                                                          422,562
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 3.6%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                                            100,000          102,000
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 0.2%
Digital Equipment Corp., 7% Nts., 11/15/97                                                               159,000          159,051
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.5%
DecisionOne Corp., 9.75% Sr. Sub. Nts., 8/1/07                                                            75,000           77,625
-----------------------------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                                (2)         125,000          123,906
-----------------------------------------------------------------------------------------------------------------------------------
Unisys Corp., 12% Sr. Nts., Series B, 4/15/03                                                            100,000          112,500
                                                                                                                    ---------------
                                                                                                                          314,031
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.7%
American Communications Services, Inc., 0%/13% Sr. Disc.
Nts., 11/1/05                                                                                (5)         125,000           88,125
-----------------------------------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06                            (5)         125,000           98,594
-----------------------------------------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 10.125% Sr. Nts., 5/15/05                                                      75,000           79,875
-----------------------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07                           (5)         125,000           96,875
-----------------------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts., 2/15/07                          (5)         125,000           80,625
-----------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 0%/11.25% Sr. Disc. Nts., 7/15/07                           (5)         125,000           83,125
-----------------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts., Series
B, 2/1/06                                                                                    (5)         250,000          183,750


28 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
IXC Communications, Inc., 12.50% Sr. Nts., Series B, 10/1/05                                       $     125,000    $     142,500
-----------------------------------------------------------------------------------------------------------------------------------
McCaw International Ltd., 0%/13% Sr. Disc. Nts., 4/15/07                                     (5)         100,000           61,500
-----------------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07                                            (5)         100,000           69,500
-----------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts., Series B,
6/1/06                                                                                       (5)         125,000           83,750
-----------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 8/15/04                                (5)         200,000          169,500
-----------------------------------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
8/1/07                                                                                       (3)(5)      150,000           85,500
-----------------------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts.,
8/15/06                                                                                                  100,000          110,750
-----------------------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc.:
0%/11.125% Sr. Disc. Nts., 7/1/07                                                            (5)          50,000           39,438
9.875% Sr. Nts., 7/1/06                                                                                   50,000           54,875
-----------------------------------------------------------------------------------------------------------------------------------
U.S. West Capital Funding, Inc., 6.85% Gtd. Nts., 1/15/02                                                175,000          177,865
-----------------------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                                                     100,000          107,750
                                                                                                                    ---------------
                                                                                                                        1,813,897
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 1.0%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.4%
Consumers Energy Co., 8.75% First Mtg. Nts., 2/15/98                                                     110,000          110,719
-----------------------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                                (3)          50,000           50,500
-----------------------------------------------------------------------------------------------------------------------------------
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04                                            (3)         125,000          120,625
                                                                                                                    ---------------
                                                                                                                          281,844
-----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.5%
AES Corp., 8.50% Sr. Sub. Nts., 11/1/07                                                      (2)          50,000           49,375
-----------------------------------------------------------------------------------------------------------------------------------
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                                180,000          182,249
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                                           75,000           78,922
                                                                                                                    ---------------
                                                                                                                          310,546
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.1%
GTE Corp., 8.85% Debs., 3/1/98                                                                            45,000           45,396
                                                                                                                    ---------------
Total Non-Convertible Corporate Bonds and Notes (Cost $15,857,137)                                                     16,331,268

-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Barnett Banks, Inc., 8.50% Sub. Exchangeable Nts., 3/1/99                                                 40,000           41,265
-----------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01                                  (3)         100,000           83,500
                                                                                                                    ---------------

Total Convertible Corporate Bonds and Notes (Cost $133,413)                                                               124,765

-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.0%
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.68%, dated 10/31/97, to be repurchased  at $3,396,607 on 11/3/97,  collateralized  by U.S.  Treasury  Nts.,
7.25%, 8/15/04, with a
value of $3,468,840 (Cost $3,395,000)                                                                  3,395,000        3,395,000

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $59,200,693)                                                              98.6%      66,792,544
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                              1.4          914,212
                                                                                                 ---------------    ---------------
NET ASSETS                                                                                                 100.0%   $  67,706,756
                                                                                                 ---------------    ---------------
                                                                                                 ---------------    ---------------


29 Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund


--------------------------------------------------------------------------------
1.  Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,982,816 or 2.93% of the Fund's net assets as of October 31, 1997. 3. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements. 4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. 5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date. 6. Represents the current interest rate for an increasing rate security. 7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal. See accompanying Notes to Financial Statements.


30 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS OCTOBER 31, 1997
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 72.8%
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.5%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.3%
Ciba Specialty Chemicals AG                                                  (1)                    1,200               $    118,162
------------------------------------------------------------------------------------------------------------------------------------
Dexter Corp.                                                                                        5,500                    215,875
------------------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                                                                     2,300                    130,812
------------------------------------------------------------------------------------------------------------------------------------
Ethyl Corp.                                                                                        18,000                    155,250
------------------------------------------------------------------------------------------------------------------------------------
Fuji Photo Film Co.                                                                                 2,000                     72,504
------------------------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                                                                    3,149                    106,082
                                                                                                                        ------------
                                                                                                                             798,685
------------------------------------------------------------------------------------------------------------------------------------
METALS - 1.1%
Allegheny Teledyne, Inc.                                                                            4,100                    107,881
------------------------------------------------------------------------------------------------------------------------------------
Carpenter Technology Corp.                                                                          4,100                    198,337
------------------------------------------------------------------------------------------------------------------------------------
Oregon Steel Mills, Inc.                                                                            8,800                    185,350
------------------------------------------------------------------------------------------------------------------------------------
UNR Industries, Inc.                                                                               27,300                    139,912
                                                                                                                        ------------
                                                                                                                             631,480
------------------------------------------------------------------------------------------------------------------------------------
PAPER - 1.1%
Fletcher Challenge Forest                                                                          85,000                     82,180
------------------------------------------------------------------------------------------------------------------------------------
Fort James Corp.                                                                                    5,225                    207,367
------------------------------------------------------------------------------------------------------------------------------------
International Paper Co.                                                                             3,100                    139,500
------------------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark de Mexico, SA                                                                       17,000                     73,931
------------------------------------------------------------------------------------------------------------------------------------
Unisource Worldwide, Inc.                                                                           9,300                    151,706
                                                                                                                        ------------
                                                                                                                             654,684
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.0%
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.5%
Bridgestone Corp.                                                                                   4,000                     86,472
------------------------------------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                                                       11,400                    210,187
------------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.                                                                          3,000                    187,875
------------------------------------------------------------------------------------------------------------------------------------
Groupe SEB SA                                                                                         900                    102,630
------------------------------------------------------------------------------------------------------------------------------------
Lear Corp.                                                                   (1)                    1,500                     72,094
------------------------------------------------------------------------------------------------------------------------------------
Rinnai Corp.                                                                                        5,000                     81,483
------------------------------------------------------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                                     (1)                    6,800                    171,700
                                                                                                                        ------------
                                                                                                                             912,441
------------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.2%
Alaska Air Group, Inc.                                                       (1)                    2,300                     76,762
------------------------------------------------------------------------------------------------------------------------------------
America West Holdings Corp., Cl. B                                           (1)                    4,500                     66,656
------------------------------------------------------------------------------------------------------------------------------------
AMR Corp.                                                                    (1)                    1,900                    221,231
------------------------------------------------------------------------------------------------------------------------------------
CDL Hotels International Ltd.                                                                     330,000                     94,993
------------------------------------------------------------------------------------------------------------------------------------
Granada Group plc                                                                                  10,000                    137,841
------------------------------------------------------------------------------------------------------------------------------------
Landry's Seafood Restaurants, Inc.                                           (1)                    2,800                     78,400
------------------------------------------------------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                                                         8,700                    129,412
------------------------------------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc.                                                          (1)                    6,775                    155,825
------------------------------------------------------------------------------------------------------------------------------------
UAL Corp.                                                                    (1)                    1,000                     87,625
------------------------------------------------------------------------------------------------------------------------------------
Vistana, Inc.                                                                (1)                   11,600                    265,350
                                                                                                                        ------------
                                                                                                                           1,314,095
------------------------------------------------------------------------------------------------------------------------------------
MEDIA - 1.1%
Applied Graphics Technologies, Inc.                                          (1)                    4,800                    256,800



31 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
Benpres Holdings Corp., Sponsored GDR                                        (1)                    5,000               $     23,125
------------------------------------------------------------------------------------------------------------------------------------
Reed International plc                                                                             10,000                     98,853
------------------------------------------------------------------------------------------------------------------------------------
Reuters Holdings plc                                                                                9,000                     97,571
------------------------------------------------------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                                                         28,000                     77,883
------------------------------------------------------------------------------------------------------------------------------------
Wolters Kluwer NV                                                                                   1,000                    122,841
                                                                                                                        ------------
                                                                                                                             677,073
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 2.0%
adidas AG                                                                                           1,000                    145,833
------------------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Corp.                                                                                 1,600                    100,500
------------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.                                            (1)                    1,600                     70,400
------------------------------------------------------------------------------------------------------------------------------------
Marks & Spencer plc                                                                                15,000                    152,179
------------------------------------------------------------------------------------------------------------------------------------
North Face, Inc. (The)                                                       (1)                    5,900                    139,387
------------------------------------------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                                                             6,400                    375,600
------------------------------------------------------------------------------------------------------------------------------------
Wolverine World Wide, Inc.                                                                          9,100                    200,200
                                                                                                                        ------------
                                                                                                                           1,184,099
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 2.2%
Argos plc                                                                                          11,400                    120,722
------------------------------------------------------------------------------------------------------------------------------------
Brown Group, Inc.                                                                                   9,300                    140,662
------------------------------------------------------------------------------------------------------------------------------------
Brylane, Inc.                                                                (1)                      500                     21,719
------------------------------------------------------------------------------------------------------------------------------------
Dickson Concepts International Ltd.                                                                42,000                     90,472
------------------------------------------------------------------------------------------------------------------------------------
Eagle Hardware & Garden, Inc.                                                (1)                    8,100                    137,700
------------------------------------------------------------------------------------------------------------------------------------
Guitar Center, Inc.                                                          (1)                    5,000                    108,750
------------------------------------------------------------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                                                                       2,550                    104,430
------------------------------------------------------------------------------------------------------------------------------------
Koninklijke Ahold NV                                                                                3,600                     92,192
------------------------------------------------------------------------------------------------------------------------------------
New England Business Service, Inc.                                                                  6,600                    192,225
------------------------------------------------------------------------------------------------------------------------------------
Payless ShoeSource, Inc.                                                     (1)                    1,500                     83,625
------------------------------------------------------------------------------------------------------------------------------------
Shimamura Co. Ltd.                                                                                  2,000                     54,045
------------------------------------------------------------------------------------------------------------------------------------
Stage Stores, Inc.                                                           (1)                    4,900                    178,850
                                                                                                                        ------------
                                                                                                                           1,325,392
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 9.8%
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.5%
Embotelladora Andina SA, Series A, Sponsored ADR                                                    3,400                     81,600
------------------------------------------------------------------------------------------------------------------------------------
Embotelladora Andina SA, Series B, Sponsored ADR                                                    3,400                     69,700
------------------------------------------------------------------------------------------------------------------------------------
Quilmes Industrial Quinsa SA, Sponsored ADR                                                         4,000                     49,500
------------------------------------------------------------------------------------------------------------------------------------
Scottish & Newcastle plc                                                                            7,000                     78,588
                                                                                                                        ------------
                                                                                                                             279,388
------------------------------------------------------------------------------------------------------------------------------------
FOOD - 2.0%
American Stores Co.                                                                                 5,700                    146,419
------------------------------------------------------------------------------------------------------------------------------------
Carrefour Supermarche SA                                                                              225                    117,192
------------------------------------------------------------------------------------------------------------------------------------
Colruyt SA                                                                                            250                    134,126
------------------------------------------------------------------------------------------------------------------------------------
Jeronimo Martins & Filho, SA                                                                        1,600                    104,249
------------------------------------------------------------------------------------------------------------------------------------
JP Foodservice, Inc.                                                         (1)                    4,600                    146,912
------------------------------------------------------------------------------------------------------------------------------------
Kroger Co.                                                                   (1)                    5,200                    169,650
------------------------------------------------------------------------------------------------------------------------------------
Morningstar Group, Inc.                                                      (1)                    4,000                    171,000
------------------------------------------------------------------------------------------------------------------------------------
Safeway, Inc.                                                                (1)                    2,200                    127,875
------------------------------------------------------------------------------------------------------------------------------------
William Morrison Supermarkets plc                                                                  31,000                    102,408
                                                                                                                        ------------
                                                                                                                           1,219,831


32 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.0%
Dura Pharmaceuticals, Inc.                                                   (1)                    4,100               $    198,337
------------------------------------------------------------------------------------------------------------------------------------
Gedeon Richter                                                               (2)                    1,000                     92,066
------------------------------------------------------------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                                                                   4,800                    205,500
------------------------------------------------------------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.                                                 (1)                    1,400                    112,700
------------------------------------------------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A                                          (1)                    5,000                    240,625
------------------------------------------------------------------------------------------------------------------------------------
Novartis AG                                                                                           105                    164,901
------------------------------------------------------------------------------------------------------------------------------------
Novo-Nordisk AS, B Shares                                                                           1,200                    130,059
------------------------------------------------------------------------------------------------------------------------------------
Roche Holding AG                                                                                       15                    132,180
------------------------------------------------------------------------------------------------------------------------------------
Schering AG                                                                                         1,075                    105,554
------------------------------------------------------------------------------------------------------------------------------------
SKW Trostberg AG                                                                                    3,750                    129,637
------------------------------------------------------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                                                     5,000                    136,360
------------------------------------------------------------------------------------------------------------------------------------
Zeneca Group plc                                                                                    4,250                    134,056
                                                                                                                        ------------
                                                                                                                           1,781,975
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.4%
Acuson Corp.                                                                 (1)                    6,700                    125,625
------------------------------------------------------------------------------------------------------------------------------------
Alternative Living Services, Inc.                                            (1)                    4,500                    110,250
------------------------------------------------------------------------------------------------------------------------------------
Concentra Managed Care, Inc.                                                 (1)                    1,200                     39,150
------------------------------------------------------------------------------------------------------------------------------------
FPA Medical Management, Inc.                                                 (1)                    5,600                    135,100
------------------------------------------------------------------------------------------------------------------------------------
Healthcare Financial Partners, Inc.                                          (1)                      800                     27,600
------------------------------------------------------------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                                                                  2,000                    127,750
------------------------------------------------------------------------------------------------------------------------------------
National Surgery Centers, Inc.                                               (1)                   10,000                    250,000
------------------------------------------------------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.                                                (1)                    5,500                    232,375
------------------------------------------------------------------------------------------------------------------------------------
Renal Treatment Centers, Inc.                                                (1)                    3,900                    129,431
------------------------------------------------------------------------------------------------------------------------------------
Rural/Metro Corp.                                                            (1)                    7,100                    246,725
------------------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham plc                                                                             17,724                    167,926
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                       (1)                    5,210                    159,231
------------------------------------------------------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.                                              (1)                    7,166                    220,802
------------------------------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.                                              (1)                    2,000                     91,500
                                                                                                                        ------------
                                                                                                                           2,063,465
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.9%
Blyth Industries, Inc.                                                       (1)                    4,700                    116,912
------------------------------------------------------------------------------------------------------------------------------------
L'OREAL                                                                                               375                    132,635
------------------------------------------------------------------------------------------------------------------------------------
Premark International, Inc.                                                                         5,800                    156,962
------------------------------------------------------------------------------------------------------------------------------------
Reckitt & Colman plc                                                                               10,000                    153,353
                                                                                                                        ------------
                                                                                                                             559,862
------------------------------------------------------------------------------------------------------------------------------------
ENERGY - 6.5%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.7%
Diamond Offshore Drilling, Inc.                                                                     4,400                    273,900
------------------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.                                                          (1)                    4,800                    149,400
------------------------------------------------------------------------------------------------------------------------------------
Oryx Energy Co.                                                              (1)                    4,400                    121,275
------------------------------------------------------------------------------------------------------------------------------------
Pool Energy Services Co.                                                     (1)                    3,100                    105,206
------------------------------------------------------------------------------------------------------------------------------------
Tidewater, Inc.                                                                                     3,200                    210,200
------------------------------------------------------------------------------------------------------------------------------------
Varco International, Inc.                                                    (1)                    2,600                    158,437
                                                                                                                        ------------
                                                                                                                           1,018,418
------------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 4.8%
Amoco Corp.                                                                                         3,600                    330,075
------------------------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                                                              3,400                    279,862



33 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED (CONTINUED)
Chevron Corp.                                                                                       6,300               $    522,506
------------------------------------------------------------------------------------------------------------------------------------
Cliffs Drilling Co.                                                          (1)                    1,300                     94,494
------------------------------------------------------------------------------------------------------------------------------------
Exxon Corp.                                                                                         6,000                    368,625
------------------------------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                                         5,200                    378,625
------------------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                                         10,800                    301,050
------------------------------------------------------------------------------------------------------------------------------------
Patterson Energy, Inc.                                                       (1)                    2,800                    156,800
------------------------------------------------------------------------------------------------------------------------------------
Quinenco SA, ADR                                                             (1)                    3,000                     43,875
------------------------------------------------------------------------------------------------------------------------------------
Shell Transport & Trading Co. plc                                                                  16,000                    113,359
------------------------------------------------------------------------------------------------------------------------------------
Total SA, B Shares                                                                                  1,641                    181,734
------------------------------------------------------------------------------------------------------------------------------------
UTI Energy Corp.                                                             (1)                    2,500                    111,562
                                                                                                                        ------------
                                                                                                                           2,882,567
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 11.6%
------------------------------------------------------------------------------------------------------------------------------------
BANKS - 4.8%
Banco Popular Espanol SA                                                                            1,720                    101,267
------------------------------------------------------------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.                                                                       6,000                     78,324
------------------------------------------------------------------------------------------------------------------------------------
BankAmerica Corp.                                                                                   5,400                    386,100
------------------------------------------------------------------------------------------------------------------------------------
BankBoston Corp.                                                                                    5,400                    437,737
------------------------------------------------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                                                           2,000                    116,085
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Group                                                                                   750                    105,943
------------------------------------------------------------------------------------------------------------------------------------
Credito Italiano                                                             (1)                   48,000                    128,225
------------------------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                                   8,400                    412,125
------------------------------------------------------------------------------------------------------------------------------------
Halifax plc                                                                  (1)                   10,000                    113,442
------------------------------------------------------------------------------------------------------------------------------------
Lloyds TSB Group plc                                                                               19,000                    237,365
------------------------------------------------------------------------------------------------------------------------------------
Mitsubishi Trust & Banking Corp.                                                                    8,000                     98,445
------------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                                                   4,700                    281,412
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                                   1,300                    378,787
                                                                                                                        ------------
                                                                                                                           2,875,257
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.6%
Amresco, Inc.                                                                (1)                    8,400                    263,550
------------------------------------------------------------------------------------------------------------------------------------
Camden Property Trust                                                                               6,100                    183,000
------------------------------------------------------------------------------------------------------------------------------------
Capstone Capital Corp.                                                                              7,500                    177,187
------------------------------------------------------------------------------------------------------------------------------------
Cattles plc                                                                                        13,000                     81,531
------------------------------------------------------------------------------------------------------------------------------------
Crescent Real Estate Equities, Inc.                                                                10,100                    363,600
------------------------------------------------------------------------------------------------------------------------------------
Haw Par Brothers International Ltd.                                                                46,000                     74,570
------------------------------------------------------------------------------------------------------------------------------------
Health & Retirement Properties Trust                                                                8,200                    153,750
------------------------------------------------------------------------------------------------------------------------------------
ING Groep NV                                                                                        2,752                    115,569
------------------------------------------------------------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                                                               4,000                     81,652
------------------------------------------------------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                                                       4,100                    175,275
------------------------------------------------------------------------------------------------------------------------------------
Money Store, Inc. (The)                                                                             2,000                     56,750
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.                                                         3,500                    171,500
------------------------------------------------------------------------------------------------------------------------------------
Nichiei Co. Ltd.                                                                                    1,000                    109,753
------------------------------------------------------------------------------------------------------------------------------------
Perlis Plantations Berhad                                                                          32,500                     59,179
------------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc.                                                                                       1,900                    147,606
------------------------------------------------------------------------------------------------------------------------------------
Sirrom Capital Corp.                                                                                2,800                    141,050
------------------------------------------------------------------------------------------------------------------------------------
Southcorp Holdings Ltd.                                                                            16,000                     53,500
------------------------------------------------------------------------------------------------------------------------------------
Swire Pacific Ltd., Cl. B                                                                         100,000                    106,087



34 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
Travelers Group, Inc.                                                                               2,900               $    203,000
                                                                                                                        ------------
                                                                                                                           2,718,109
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 2.2%
AFLAC, Inc.                                                                                         1,400                     71,225
------------------------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                                      1,300                    107,819
------------------------------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                                         2,700                    178,875
------------------------------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                                       5,700                    248,662
------------------------------------------------------------------------------------------------------------------------------------
Equitable Cos., Inc.                                                                                4,900                    201,819
------------------------------------------------------------------------------------------------------------------------------------
HSB Group, Inc.                                                                                     3,000                    156,562
------------------------------------------------------------------------------------------------------------------------------------
Pre-Paid Legal Services, Inc.                                                (1)                    1,800                     54,450
------------------------------------------------------------------------------------------------------------------------------------
Torchmark Corp.                                                                                     4,200                    167,475
------------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                                                            3,900                    140,888
                                                                                                                        ------------
                                                                                                                           1,327,775
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 10.2%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.7%
ABB AG                                                                                                 70                     91,486
------------------------------------------------------------------------------------------------------------------------------------
Johnson Electric Holdings Ltd.                                                                     42,000                    114,652
------------------------------------------------------------------------------------------------------------------------------------
Power Technologies, Inc.                                                     (1)                    3,900                    120,413
------------------------------------------------------------------------------------------------------------------------------------
Siebe plc                                                                                           5,000                     96,003
                                                                                                                        ------------
                                                                                                                             422,554
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 4.2%
Adecco SA                                                                                             300                     95,604
------------------------------------------------------------------------------------------------------------------------------------
American Disposal Services, Inc.                                             (1)                    5,700                    200,925
------------------------------------------------------------------------------------------------------------------------------------
Caribiner International, Inc.                                                (1)                    3,200                    143,400
------------------------------------------------------------------------------------------------------------------------------------
Central Parking Corp.                                                                               1,800                     98,325
------------------------------------------------------------------------------------------------------------------------------------
Computer Horizons Corp.                                                      (1)                    7,500                    227,813
------------------------------------------------------------------------------------------------------------------------------------
Computer Task Group, Inc.                                                                           9,000                    254,250
------------------------------------------------------------------------------------------------------------------------------------
Corestaff, Inc.                                                              (1)                    6,800                    168,300
------------------------------------------------------------------------------------------------------------------------------------
Eastern Environmental Services, Inc.                                         (1)                    7,300                    186,150
------------------------------------------------------------------------------------------------------------------------------------
Guilbert SA                                                                                           625                     81,437
------------------------------------------------------------------------------------------------------------------------------------
Hays plc                                                                                           14,000                    164,336
------------------------------------------------------------------------------------------------------------------------------------
Helix Technology Corp.                                                                              2,800                    126,000
------------------------------------------------------------------------------------------------------------------------------------
Kurita Water Industries Ltd.                                                                        6,000                    105,762
------------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.                                                        (1)                    4,100                    138,888
------------------------------------------------------------------------------------------------------------------------------------
SpeedFam International, Inc.                                                 (1)                    1,500                     55,688
------------------------------------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.                                                             (1)                    6,425                    167,853
------------------------------------------------------------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A                                  (1)                    5,400                    211,275
------------------------------------------------------------------------------------------------------------------------------------
Viad Corp.                                                                                          5,000                     91,250
                                                                                                                        ------------
                                                                                                                           2,517,256
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 4.4%
Aeroquip-Vickers, Inc.                                                                              2,500                    130,156
------------------------------------------------------------------------------------------------------------------------------------
AGCO Corp.                                                                                          3,900                    113,100
------------------------------------------------------------------------------------------------------------------------------------
Canon Sales Co., Inc.                                                                                 300                      5,463
------------------------------------------------------------------------------------------------------------------------------------
Case Corp.                                                                                          3,900                    233,269
------------------------------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                                         4,400                    231,550
------------------------------------------------------------------------------------------------------------------------------------
Halter Marine Group, Inc.                                                    (1)                    2,100                    109,856
------------------------------------------------------------------------------------------------------------------------------------
Ingersoll-Rand Co.                                                                                  4,200                    163,538



35 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Mannesmann AG                                                                                         350               $    148,447
------------------------------------------------------------------------------------------------------------------------------------
NSK Ltd.                                                                                            8,000                     33,259
------------------------------------------------------------------------------------------------------------------------------------
PACCAR, Inc.                                                                                       10,700                    482,169
------------------------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                                               2,900                    121,256
------------------------------------------------------------------------------------------------------------------------------------
Ricoh Co. Ltd.                                                                                     10,000                    128,877
------------------------------------------------------------------------------------------------------------------------------------
SMC Corp.                                                                                             500                     43,236
------------------------------------------------------------------------------------------------------------------------------------
Smiths Industries plc                                                                               6,000                     86,528
------------------------------------------------------------------------------------------------------------------------------------
Societe BIC SA                                                                                      1,600                    109,251
------------------------------------------------------------------------------------------------------------------------------------
Textron, Inc.                                                                                       4,600                    265,938
------------------------------------------------------------------------------------------------------------------------------------
U.S. Industries, Inc.                                                                               9,300                    249,938
                                                                                                                        ------------
                                                                                                                           2,655,831
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.9%
Brambles Industries Ltd.                                                                            4,600                     88,161
------------------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                                                  1,300                    123,500
------------------------------------------------------------------------------------------------------------------------------------
GATX Corp.                                                                                          4,100                    264,706
------------------------------------------------------------------------------------------------------------------------------------
Gulfmark Offshore, Inc.                                                      (1)                      500                     18,188
------------------------------------------------------------------------------------------------------------------------------------
MotivePower Industries, Inc.                                                 (1)                    2,400                     63,900
                                                                                                                        ------------
                                                                                                                             558,455
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 15.1%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.6%
General Dynamics Corp.                                                                              4,100                    332,869
------------------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                               2,700                    256,669
------------------------------------------------------------------------------------------------------------------------------------
REMEC, Inc.                                                                  (1)                    3,100                     78,663
------------------------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                                           5,000                    286,250
                                                                                                                        ------------
                                                                                                                             954,451
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.6%
Apex PC Solutions, Inc.                                                      (1)                    3,400                     87,550
------------------------------------------------------------------------------------------------------------------------------------
CFM Technologies, Inc.                                                       (1)                    2,000                     36,500
------------------------------------------------------------------------------------------------------------------------------------
CHS Electronics, Inc.                                                        (1)                    1,200                     29,325
------------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                        (1)                    3,100                    197,625
------------------------------------------------------------------------------------------------------------------------------------
Digital Lightwave, Inc.                                                      (1)                    1,900                     34,675
------------------------------------------------------------------------------------------------------------------------------------
Insight Enterprises, Inc.                                                    (1)                    5,400                    211,275
------------------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                               1,900                    186,319
------------------------------------------------------------------------------------------------------------------------------------
Level One Communications, Inc.                                               (1)                    1,100                     49,500
------------------------------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A                                     (1)                      900                     27,506
------------------------------------------------------------------------------------------------------------------------------------
Network Appliance, Inc.                                                      (1)                    3,600                    180,900
------------------------------------------------------------------------------------------------------------------------------------
Quantum Corp.                                                                (1)                    4,400                    139,150
------------------------------------------------------------------------------------------------------------------------------------
Semtech Corp.                                                                (1)                    1,700                     79,156
------------------------------------------------------------------------------------------------------------------------------------
Storage Technology Corp. (New)                                               (1)                    4,800                    281,700
                                                                                                                        ------------
                                                                                                                           1,541,181
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 3.6%
BEA Systems, Inc.                                                            (1)                    8,600                    116,100
------------------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                                                                       1,400                     54,163
------------------------------------------------------------------------------------------------------------------------------------
HNC Software, Inc.                                                           (1)                    3,000                    111,000
------------------------------------------------------------------------------------------------------------------------------------
JDA Software Group, Inc.                                                     (1)                    3,900                    121,875
------------------------------------------------------------------------------------------------------------------------------------
Pegasystems, Inc.                                                            (1)                    6,000                    109,500
------------------------------------------------------------------------------------------------------------------------------------
Remedy Corp.                                                                 (1)                    3,400                    159,800



36 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)
SAP AG, Preference                                                                                    700               $    209,249
------------------------------------------------------------------------------------------------------------------------------------
Sapient Corp.                                                                (1)                    2,800                    149,100
------------------------------------------------------------------------------------------------------------------------------------
Security Dynamics Technologies, Inc.                                         (1)                    4,500                    152,438
------------------------------------------------------------------------------------------------------------------------------------
Summit Design, Inc.                                                          (1)                    1,600                     23,200
------------------------------------------------------------------------------------------------------------------------------------
Sykes Enterprises, Inc.                                                      (1)                    6,750                    167,906
------------------------------------------------------------------------------------------------------------------------------------
Technology Solutions Co.                                                     (1)                    7,250                    228,375
------------------------------------------------------------------------------------------------------------------------------------
Veritas Software Corp.                                                       (1)                    3,950                    164,419
------------------------------------------------------------------------------------------------------------------------------------
Viasoft, Inc.                                                                (1)                    3,100                    127,100
------------------------------------------------------------------------------------------------------------------------------------
Visio Corp.                                                                  (1)                    3,600                    133,875
------------------------------------------------------------------------------------------------------------------------------------
Wind River Systems                                                           (1)                    3,700                    141,988
                                                                                                                        ------------
                                                                                                                           2,170,088
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 4.1%
ATMI, Inc.                                                                   (1)                    3,800                    102,125
------------------------------------------------------------------------------------------------------------------------------------
Bowthorpe plc                                                                                      12,000                     79,083
------------------------------------------------------------------------------------------------------------------------------------
Electro Scientific Industries, Inc.                                          (1)                    2,600                    126,100
------------------------------------------------------------------------------------------------------------------------------------
Electrocomponents plc                                                                              15,000                    116,335
------------------------------------------------------------------------------------------------------------------------------------
Getronics NV                                                                                        4,000                    132,116
------------------------------------------------------------------------------------------------------------------------------------
Hirose Electric Co.                                                                                 2,000                    130,540
------------------------------------------------------------------------------------------------------------------------------------
Keyence Corp.                                                                                         660                     98,778
------------------------------------------------------------------------------------------------------------------------------------
Matsushita Electric Industrial Co.                                                                  5,000                     83,978
------------------------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.                                                 (1)                    3,200                    115,200
------------------------------------------------------------------------------------------------------------------------------------
Omron Corp.                                                                                         7,000                    118,733
------------------------------------------------------------------------------------------------------------------------------------
Philips Electronics NV                                                                              2,000                    156,643
------------------------------------------------------------------------------------------------------------------------------------
Philips Electronics NV, NY Shares                                                                   1,600                    125,400
------------------------------------------------------------------------------------------------------------------------------------
Samsung Electronics Ltd., Sponsored GDR                                      (2)                    2,700                     27,500
------------------------------------------------------------------------------------------------------------------------------------
Samsung Electronics Ltd., Sponsored GDR                                      (1)(2)                    44                        919
------------------------------------------------------------------------------------------------------------------------------------
Sawtek, Inc.                                                                 (1)                    2,500                     85,000
------------------------------------------------------------------------------------------------------------------------------------
SCI Systems, Inc.                                                            (1)                    3,000                    132,000
------------------------------------------------------------------------------------------------------------------------------------
Sony Corp.                                                                                          2,100                    174,432
------------------------------------------------------------------------------------------------------------------------------------
TDK Corp.                                                                                           1,000                     82,980
------------------------------------------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.                                                  (1)                    4,250                    184,344
------------------------------------------------------------------------------------------------------------------------------------
VTech Holdings Ltd.                                                                                60,000                    117,213
------------------------------------------------------------------------------------------------------------------------------------
Waters Corp.                                                                 (1)                    6,700                    294,800
                                                                                                                        ------------
                                                                                                                           2,484,219
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 3.2%
Boston Communications Group, Inc.                                            (1)                    2,300                     33,925
------------------------------------------------------------------------------------------------------------------------------------
British Sky Broadcasting Group plc                                                                 11,500                     81,573
------------------------------------------------------------------------------------------------------------------------------------
Comverse Technology, Inc.                                                    (1)                    5,500                    226,875
------------------------------------------------------------------------------------------------------------------------------------
DSP Communications, Inc.                                                     (1)                   10,000                    185,000
------------------------------------------------------------------------------------------------------------------------------------
Ericsson LM, B Shares                                                                               3,720                    164,025
------------------------------------------------------------------------------------------------------------------------------------
Inter-Tel, Inc.                                                                                     3,900                     97,134
------------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A                                           (1)                      154                      4,043
------------------------------------------------------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                                                     17                    144,176
------------------------------------------------------------------------------------------------------------------------------------
P-COM, Inc.                                                                  (1)                    7,800                    156,975
------------------------------------------------------------------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.                                               (1)                    3,900                    149,175
------------------------------------------------------------------------------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR                                                                 7,300                     40,150
------------------------------------------------------------------------------------------------------------------------------------
Tekelec                                                                      (1)                    3,800                    159,125



37 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
Telecom Italia Mobile SpA                                                                          35,000               $    130,048
------------------------------------------------------------------------------------------------------------------------------------
Uniphase Corp.                                                               (1)                    2,400                    161,100
------------------------------------------------------------------------------------------------------------------------------------
Vodafone Group plc                                                                                 29,000                    159,385
                                                                                                                        ------------
                                                                                                                           1,892,709
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 7.1%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.1%
Duke Energy Corp.                                                                                   4,961                    239,368
------------------------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                                     6,300                    325,631
------------------------------------------------------------------------------------------------------------------------------------
Illinova Corp.                                                                                      5,300                    117,925
------------------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                                                       6,700                    196,394
------------------------------------------------------------------------------------------------------------------------------------
Veba AG                                                                                             3,000                    169,073
------------------------------------------------------------------------------------------------------------------------------------
Western Resources, Inc.                                                                             5,000                    186,250
                                                                                                                        ------------
                                                                                                                           1,234,641
------------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 2.3%
Columbia Gas System, Inc.                                                                           5,500                    397,375
------------------------------------------------------------------------------------------------------------------------------------
El Paso Natural Gas Co.                                                                             5,400                    323,663
------------------------------------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                                                              5,200                    180,050
------------------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                                               4,800                    211,800
------------------------------------------------------------------------------------------------------------------------------------
Questar Corp.                                                                                       4,500                    173,813
------------------------------------------------------------------------------------------------------------------------------------
RWE AG, Preference                                                                                  2,500                     92,162
                                                                                                                        ------------
                                                                                                                           1,378,863
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 2.7%
Ameritech Corp.                                                                                     3,000                    195,000
------------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                                                                 5,264                    420,462
------------------------------------------------------------------------------------------------------------------------------------
Frontier Corp.                                                                                     10,700                    231,388
------------------------------------------------------------------------------------------------------------------------------------
Tel-Save Holdings, Inc.                                                      (1)                    7,300                    156,950
------------------------------------------------------------------------------------------------------------------------------------
Telefonica de Espana                                                                                3,500                     95,236
------------------------------------------------------------------------------------------------------------------------------------
U S West Communications Group                                                                      12,300                    489,694
                                                                                                                        ------------
                                                                                                                           1,588,730
                                                                                                                        ------------

Total Common Stocks (Cost $36,155,153)                                                                                    43,623,574


------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.3%
------------------------------------------------------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg. (Cost $114,800)                                      1,200                    174,000


                                                                                                   UNITS
------------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 10/01                                        (3)                      100                          1
------------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/01                         (3)                      333                        333
------------------------------------------------------------------------------------------------------------------------------------
Haw Par Brothers International Ltd. Wts., Exp. 7/01                                                 3,300                      1,091
------------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts., Exp. 6/00                              (3)                       50                      3,500
------------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
Conditional Wts., Exp. 12/97                                                 (3)                      500                        313
Wts., Exp. 12/97                                                             (3)                      500                      6,500
------------------------------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., 8/07                                                                 344                          3



38 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             UNITS                      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc. Wts., Exp. 12/49                                      (3)                       50               $        750
                                                                                                                        ------------

Total Rights, Warrants and Certificates (Cost $9,834)                                                                         12,491

                                                                                             FACE
                                                                                             AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.2%
------------------------------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts.,
Series 1997-2, Cl. A, 6.752%, 6/25/07                                        (3)             $     50,000                     50,242
------------------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Receivables-Backed Nts.,
Series 1997-A, Cl. A5, 6.80%, 2/15/05                                                              50,000                     51,099
------------------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Series 1996-A, Cl. A4, 5.85%, 7/15/01                        15,000                     14,979
                                                                                                                        ------------

Total Asset-Backed Securities (Cost $114,813)                                                                                116,320

------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Obligations - 2.0%
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                                                               100,000                     99,125
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA, 7%, 3/15/24                                                    100,000                    102,375
Gtd. Multiclass Mtg. Participation Certificates:
6%, 3/1/09                                                                                         24,554                     24,362
Series 1574, Cl. PD, 5.55%, 3/15/13                                                               100,000                     99,750
Series 1843, Cl. VB, 7%, 4/15/03                                                                   20,000                     20,587
Series 1849, Cl. VA, 6%, 12/15/10                                                                  24,470                     24,195
Interest-Only Stripped Mtg.-Backed Security:
Series 1542, Cl. QC, 8.675%, 10/15/20                                        (4)                  400,000                     89,203
Series 1583, Cl. IC, 9.283%, 1/15/20                                         (4)                  250,000                     40,000
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                                        46,088                     45,864
6.50%, 4/1/26                                                                                      46,862                     46,155
7%, 4/1/00                                                                                         76,854                     77,591
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-181, Cl. C, 5.40%,
10/25/02                                                                                           70,930                     70,576
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                                                            50,458                     50,197
Medium-Term Nts., 6.56%, 11/13/01                                                                 100,000                    100,250
Trust 1994-13, Cl. B, 6.50%, 2/25/09                                                              100,000                     99,906
------------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-7, Cl. A18, 6%, 2/25/09                             99,442                     93,228
------------------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 1995-2, Cl. A3, 6.50%, 2/25/12                                                              50,000                     50,227



39 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl. A2, 6.75%, 9/25/27                                        $     50,000               $     50,074
                                                                                                                        ------------

Total Mortgage-Backed Obligations (Cost $1,165,842)                                                                        1,183,665

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.1%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                                                            1,070,000                  1,223,479
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 8/15/05                                                                                    450,000                    466,734
7.50%, 11/15/01                                                                                   175,000                    185,883
                                                                                                                        ------------

Total U.S. Government Obligations (Cost $1,776,050)                                                                        1,876,096

------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 12.6%
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 1.6%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.8%
Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                       (2)                   20,000                     20,027
------------------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                                              40,000                     42,598
------------------------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.25% Gtd. Sr. Sec. Disc. Nts., 7/15/01                      50,000                     52,250
------------------------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07                       (2)                   75,000                     75,375
------------------------------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                                    20,000                     25,545
------------------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05                    (5)                  100,000                     98,000
------------------------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                             20,000                     24,485
------------------------------------------------------------------------------------------------------------------------------------
Sterling Chemical Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08          (5)                   75,000                     54,750
------------------------------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B, 7/1/06                                 75,000                     82,875
                                                                                                                        ------------
                                                                                                                             475,905
------------------------------------------------------------------------------------------------------------------------------------
METALS - 0.5%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                                         50,000                     53,913
------------------------------------------------------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts., Series B,
4/15/03                                                                                            50,000                     51,500
------------------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 10.875% Sr. Nts., 10/15/06                                       50,000                     54,750
------------------------------------------------------------------------------------------------------------------------------------
NS Group, Inc., 13.50% Gtd. Sr. Sec. Nts., 7/15/03                                                 20,000                     22,950
------------------------------------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01                                 25,000                     24,250
------------------------------------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                                                   50,000                     52,375
------------------------------------------------------------------------------------------------------------------------------------
Weirton Steel Corp., 10.75% Sr. Nts., 6/1/05                                                       50,000                     52,875
                                                                                                                        ------------
                                                                                                                             312,613
------------------------------------------------------------------------------------------------------------------------------------
PAPER - 0.3%
Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                      (3)                   20,000                     20,050
------------------------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05                                      50,000                     54,500
------------------------------------------------------------------------------------------------------------------------------------
Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                 (3)                   50,000                     56,875
------------------------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                                     50,000                     51,125
                                                                                                                        ------------
                                                                                                                             182,550
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 3.7%
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.3%
Black & Decker Corp., 6.625% Nts., 11/15/00                                                        20,000                     20,222



40 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                                    $     50,000               $     51,453
------------------------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B, 11/15/04           (5)                   75,000                     64,500
------------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc., 13% Sr. Sub. Nts., 8/15/02                           (3)                   50,000                     53,187
                                                                                                                        ------------
                                                                                                                             189,362
------------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.3%
American Skiing Corp., 12% Sr. Sub. Nts., Series B, 7/15/06                  (3)                   75,000                     83,625
------------------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holdings Corp., 9.875% Sr. Sub. Nts., 10/15/07           (2)                   75,000                     73,875
------------------------------------------------------------------------------------------------------------------------------------
Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                          20,000                     20,027
------------------------------------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                                      75,000                     80,250
------------------------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03                                      75,000                     71,625
------------------------------------------------------------------------------------------------------------------------------------
GB Property Funding Corp., 10.875% First Mtg. Nts., 1/15/04                                        50,000                     43,750
------------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                                                           50,000                     51,327
------------------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                               (2)                   50,000                     51,250
------------------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                          (2)                   75,000                     76,875
------------------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr. Sec. Nts.,
Series B, 11/15/02                                                                                 25,000                     32,125
------------------------------------------------------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05                                             75,000                     80,437
------------------------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.25% First Mtg. Bonds, 1/15/06                                           75,000                     78,375
------------------------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                           45,000                     38,475
                                                                                                                        ------------
                                                                                                                             782,016
------------------------------------------------------------------------------------------------------------------------------------
MEDIA - 1.7%
Adelphia Communications Corp., 10.50% Sr. Nts., 7/15/04                      (2)                   75,000                     78,375
------------------------------------------------------------------------------------------------------------------------------------
Allbritton Communications Co., 9.75% Sr. Sub. Debs., Series B,
11/30/97                                                                                           50,000                     50,250
------------------------------------------------------------------------------------------------------------------------------------
Australis Holdings PTY Ltd., 0%/15% Sr. Sec. Disc. Nts., 11/1/02             (5)                  100,000                     70,500
------------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp., 9.875% Sr. Sub. Debs., 2/15/13                                          50,000                     53,375
------------------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.375% Sr. Sub. Debs., 5/15/05                                                      50,000                     53,500
------------------------------------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125%
Sr. Sec. Disc. Nts., 3/15/04                                                 (5)                   50,000                     39,750
------------------------------------------------------------------------------------------------------------------------------------
Falcon Holdings Group LP, 11% Sr. Sub. Nts., 9/15/03                         (6)                   61,941                     63,403
------------------------------------------------------------------------------------------------------------------------------------
Fox Kids Worldwide, Inc., 0%/10.25% Sr. Disc. Nts., 11/1/07                  (2)(5)                75,000                     43,312
------------------------------------------------------------------------------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                           (2)                   25,000                     25,000
------------------------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr. Nts., 8/15/04                            (2)                   75,000                     78,562
------------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                         (2)                   75,000                     75,750
------------------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.875% Sr. Nts., 7/15/07                                              75,000                     74,437
------------------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                         50,000                     52,625
------------------------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07            (2)                  100,000                    103,500
------------------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 7.45% Nts., 2/1/98                                                              20,000                     20,067
------------------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                      50,000                     55,343
------------------------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
Series B, 14%, 11/15/99                                                      (7)                  100,000                     82,500
                                                                                                                        ------------
                                                                                                                           1,020,249
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 0.3%
Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                                        60,000                     61,064
------------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                                           10,000                     11,054
------------------------------------------------------------------------------------------------------------------------------------
Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                (3)                   50,000                     52,500




41 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL (CONTINUED)
Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                         $     40,000               $     41,281
                                                                                                                        ------------
                                                                                                                             165,899
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.1%
K Mart Corp., 7.75% Debs., 10/1/12                                                                 50,000                     47,250
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 1.3%
------------------------------------------------------------------------------------------------------------------------------------
FOOD - 0.5%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts., 10/15/06                (2)                   75,000                     75,187
------------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc., 10.25% Sr. Sub. Nts., 3/15/04                                 50,000                     49,250
------------------------------------------------------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                                                  40,000                     40,510
------------------------------------------------------------------------------------------------------------------------------------
Fresh Del Monte Produce NV, 10% Sr. Nts., Series B, 5/1/03                                         43,000                     45,580
------------------------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                                            15,000                     15,087
------------------------------------------------------------------------------------------------------------------------------------
Jitney-Jungle Stores of America, Inc., 12% Gtd. Sr. Nts., 3/1/06                                   50,000                     56,250
                                                                                                                        ------------
                                                                                                                             281,864
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07               (2)                   50,000                     51,875
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.5%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                                45,000                     45,045
------------------------------------------------------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                                            75,000                     83,812
------------------------------------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50% Sr. Sub. Nts., Series B, 4/1/06            (3)                   75,000                     78,000
------------------------------------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts., 8/15/06                                     50,000                     52,250
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                                                       50,000                     50,562
                                                                                                                        ------------
                                                                                                                             309,669
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.2%
Dyersburg Corp., 9.75% Sr. Sub. Nts., 9/1/07                                 (2)                   50,000                     51,250
------------------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                         20,000                     21,558
------------------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                                            50,000                     51,875
                                                                                                                        ------------
                                                                                                                             124,683
------------------------------------------------------------------------------------------------------------------------------------
ENERGY - 0.9%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.5%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                                                            20,000                     21,435
------------------------------------------------------------------------------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75% Sr. Nts., Series B, 1/15/01                                       25,000                     26,125
------------------------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., 2/15/07                                                     75,000                     75,000
------------------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                             20,000                     21,378
------------------------------------------------------------------------------------------------------------------------------------
Mesa Operating Co., 0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06              (5)                   75,000                     60,375
------------------------------------------------------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., 6/15/02                         (2)                   50,000                     51,500
------------------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                                25,000                     24,445
                                                                                                                        ------------
                                                                                                                             280,258
------------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.4%
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                                                50,000                     54,221
------------------------------------------------------------------------------------------------------------------------------------
HS Resources, Inc., 9.25% Sr. Sub. Nts., 11/15/06                                                  75,000                     77,250
------------------------------------------------------------------------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                                                  50,000                     50,950
------------------------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                                    50,000                     52,610
------------------------------------------------------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                                           20,000                     20,869
                                                                                                                        ------------
                                                                                                                             255,900



42 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 1.2%
------------------------------------------------------------------------------------------------------------------------------------
BANKS - 0.1%
Citicorp, 5.625% Sr. Nts., 2/15/01                                                           $     20,000               $     19,768
------------------------------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                           20,000                     22,310
------------------------------------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                                  20,000                     20,198
------------------------------------------------------------------------------------------------------------------------------------
Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                                          30,000                     30,016
                                                                                                                        ------------
                                                                                                                              92,292
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.8%
American General Institutional Capital, 8.125% Bonds, Series B,
3/15/46                                                                      (2)                   50,000                     53,764
------------------------------------------------------------------------------------------------------------------------------------
Beneficial Corp., 9.125% Debs., 2/15/98                                                            20,000                     20,180
------------------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                                               10,000                     10,098
------------------------------------------------------------------------------------------------------------------------------------
Capital One Funding Corp., 7.25% Nts., 12/1/03                                                     40,000                     40,281
------------------------------------------------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
Nts., 1/26/01                                                                                      40,000                     41,078
------------------------------------------------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                                  20,000                     19,636
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                        20,000                     19,887
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                                                  20,000                     20,085
------------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                                              50,000                     49,229
------------------------------------------------------------------------------------------------------------------------------------
MCII Holdings (USA), Inc., 0%/15% Sec. Nts., 11/15/02                        (5)                   75,000                     62,531
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                                      20,000                     20,237
------------------------------------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of
$1,000 principal amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84 shares of common stock)                     (8)                   75,000                     77,250
------------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D, 3/1/99                                        50,000                     51,694
                                                                                                                        ------------
                                                                                                                             485,950
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 0.3%
Cigna Corp., 7.90% Nts., 12/14/98                                                                  40,000                     40,768
------------------------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                                  50,000                     54,533
------------------------------------------------------------------------------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                                             50,000                     51,554
------------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01                                             20,000                     20,341
                                                                                                                        ------------
                                                                                                                             167,196
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 1.3%
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.1%
American Standard, Inc., 10.875% Sr. Nts., 5/15/99                           (3)                   60,000                     63,750
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.3%
Shop Vac Corp., 10.625% Sr. Nts., 9/1/03                                                           75,000                     81,563
------------------------------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                                               50,000                     52,906
------------------------------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., 12/1/06                                          50,000                     49,079
                                                                                                                        ------------
                                                                                                                             183,548
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.6%
Day International Group, Inc., 11.125% Sr. Sub. Nts., Series B, 6/1/05       (3)                   50,000                     53,750
------------------------------------------------------------------------------------------------------------------------------------
Interlake Corp., 12.125% Sr. Sub. Debs., 3/1/02                                                    50,000                     52,125
------------------------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05                                       50,000                     54,875
------------------------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/07                                                  75,000                     75,750
------------------------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                            (3)                   10,000                     10,475
------------------------------------------------------------------------------------------------------------------------------------
Specialty Equipment Co., 11.375% Sr. Sub. Nts., 12/1/03                                            50,000                     54,375



43 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                                 $     50,000               $     52,000
                                                                                                                        ------------
                                                                                                                             353,350
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.3%
CSX Corp., 7.05% Debs., 5/1/02                                                                     75,000                     76,758
------------------------------------------------------------------------------------------------------------------------------------
Federal Express Corp., 6.25% Nts., 4/15/98                                                         20,000                     20,025
------------------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                                        50,000                     52,503
------------------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                                                              20,000                     20,374
                                                                                                                        ------------
                                                                                                                             169,660
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 2.2%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                                      50,000                     51,000
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 0.1%
Digital Equipment Corp., 7% Nts., 11/15/97                                                         45,000                     45,014
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.3%
Celestica International, Inc., 10.50% Gtd. Sr. Sub. Nts., 12/31/06                                 75,000                     81,000
------------------------------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                (2)                   75,000                     74,344
------------------------------------------------------------------------------------------------------------------------------------
Unisys Corp., 12% Sr. Nts., Series B, 4/15/03                                                      50,000                     56,250
                                                                                                                        ------------
                                                                                                                             211,594
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.7%
American Communications Services, Inc., 0%/13% Sr. Disc. Nts., 11/1/05       (5)                  100,000                     70,500
------------------------------------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06            (5)                   50,000                     39,438
------------------------------------------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 10.125% Sr. Nts., 5/15/05                                               50,000                     53,250
------------------------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07           (5)                   50,000                     38,750
------------------------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts., 2/15/07          (5)                   75,000                     48,375
------------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 0%/11.25% Sr. Disc. Nts., 7/15/07           (5)                   75,000                     49,875
------------------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06                                                             (5)                  150,000                    110,250
------------------------------------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 12.50% Sr. Nts., Series B, 10/1/05                                       75,000                     85,500
------------------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07                            (5)                   50,000                     34,750
------------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts.,
Series B, 6/1/06                                                             (5)                   75,000                     50,250
------------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 8/15/04                (5)                  100,000                     84,750
------------------------------------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50%
Sr. Disc. Nts., 8/1/07                                                       (3)(5)               100,000                     57,000
------------------------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts., 8/15/06                            75,000                     83,063
------------------------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc.:
0%/11.125% Sr. Disc. Nts., 7/1/07                                            (5)                   50,000                     39,438
9.875% Sr. Nts., 7/1/06                                                                            50,000                     54,875
------------------------------------------------------------------------------------------------------------------------------------
U.S. West Capital Funding, Inc., 6.85% Gtd. Nts., 1/15/02                                          75,000                     76,228
------------------------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                                               50,000                     53,875
                                                                                                                        ------------
                                                                                                                           1,030,167
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.4%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.2%
Consumers Energy Co., 8.75% First Mtg. Nts., 2/15/98                                               20,000                     20,131
------------------------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                (3)                   10,000                     10,100



44 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04                            (3)             $     75,000               $     72,375
                                                                                                                        ------------
                                                                                                                             102,606
------------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                          70,000                     70,875
------------------------------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                                    50,000                     52,615
                                                                                                                        ------------
                                                                                                                             123,490
                                                                                                                        ------------

Total Non-Convertible Corporate Bonds and Notes (Cost $7,276,470)                                                          7,559,710

------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01 (Cost $45,421)   (3)                   50,000                     41,750

------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 7.8%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.68%, dated 10/31/97, to be repurchased  at $4,675,212 on 11/3/97,  collateralized  by U.S.  Treasury  Nts.,
7.25%, 8/15/04, with a
value of $4,774,636 (Cost $4,673,000)                                                           4,673,000                  4,673,000

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $51,331,382)                                                      98.9%                 59,260,606
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                      1.1                     658,188
                                                                                             ------------               ------------
NET ASSETS                                                                                         100.0%               $ 59,918,794
                                                                                             ------------               ------------
                                                                                             ------------               ------------

1.  Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,180,306 or 1.97% of the Fund's net assets as of October 31, 1997.

3. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Interest or dividend is paid in kind.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.


45 Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES OCTOBER 31, 1997


                                                                          OPPENHEIMER    OPPENHEIMER    OPPENHEIMER
                                                                            LIFESPAN       LIFESPAN       LIFESPAN
                                                                             INCOME        BALANCED        GROWTH
                                                                              FUND           FUND           FUND
                                                                          -----------------------------------------
ASSETS:
Investments, at value (cost *) - see accompanying statements              $29,794,676    $66,792,544    $59,260,606
Cash                                                                          353,691        552,070        474,933
Receivables:
   Dividends, interest and principal paydowns                                 419,993        534,812        288,273
   Shares of capital stock sold                                                24,155          9,723         17,266
   Investments sold                                                                --        510,982        510,408
   Other                                                                        1,639          1,812          1,731
                                                                          -----------------------------------------
      Total assets                                                         30,594,154     68,401,943     60,553,217
                                                                          -----------------------------------------
LIABILITIES:
Payables and other liabilities:
   Investments purchased                                                      433,257        594,944        538,459
   Shareholder reports                                                         21,296         18,494          8,631
   Shares of capital stock redeemed                                            15,096          1,269          3,418
   Distribution and service plan fees                                           6,556         15,174         13,306
   Directors' fees - Note 1                                                    32,164         27,898         26,666
   Transfer and shareholder servicing agent fees                                   --          1,418          3,343
   Custodian fees                                                              14,554         15,915         15,344
   Other                                                                       16,948         20,075         25,256
                                                                          -----------------------------------------
      Total liabilities                                                       539,871        695,187        634,423
                                                                          -----------------------------------------
NET ASSETS                                                                $30,054,283    $67,706,756    $59,918,794
                                                                          -----------------------------------------
                                                                          -----------------------------------------
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock                                           $2,716         $5,348         $4,385
Additional paid-in capital                                                 27,574,543     56,641,705     47,659,568
Undistributed net investment income                                             2,079        209,750        858,469
Accumulated net realized gain from investments and foreign
   currency transactions                                                      404,251      3,257,932      3,466,954
Net unrealized appreciation on investments and translation of
   assets and liabilities denominated in foreign currencies                 2,070,694      7,592,021      7,929,418
                                                                          -----------------------------------------

NET ASSETS                                                                $30,054,283    $67,706,756    $59,918,794
                                                                          -----------------------------------------
                                                                          -----------------------------------------

*Cost                                                                     $27,723,982    $59,200,693    $51,331,382
                                                                          -----------------------------------------
                                                                          -----------------------------------------




46   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)



                                                                          OPPENHEIMER    OPPENHEIMER    OPPENHEIMER
                                                                            LIFESPAN       LIFESPAN       LIFESPAN
                                                                             INCOME        BALANCED        GROWTH
                                                                              FUND           FUND           FUND
                                                                          -----------------------------------------
NET ASSET VALUE PER SHARE:
CLASS A SHARES:
Netasset value and redemption price per share (based on net assets and shares of capital stock outstanding):
   Net assets                                                             $29,205,770    $62,261,972    $53,318,387
   Shares of capital stock                                                  2,639,654      4,919,634      3,900,030
   Price per share                                                             $11.06         $12.66         $13.67
Maximum offering price per share (net asset value plus sales
   charge of 5.75% of offering price for each fund)                            $11.73         $13.43         $14.50
                                                                          -----------------------------------------

CLASS B SHARES:
Netasset value,  redemption price (excludes applicable contingent deferred sales charge)  and  offering  price per share  (based on net  assets  and shares of capital stock outstanding):
   Net assets                                                                $816,411     $4,761,973     $5,390,939
   Shares of capital stock                                                     73,513        374,239        395,745
   Price per share                                                             $11.11         $12.72         $13.62
                                                                          -----------------------------------------

CLASS C SHARES:
Netasset value,  redemption price (excludes applicable contingent deferred sales charge)  and  offering  price per share  (based on net  assets  and shares of capital stock outstanding):
   Net assets                                                                 $32,102       $682,811     $1,209,468
   Shares of capital stock                                                      2,893         54,094         89,402
   Price per share                                                             $11.10         $12.62         $13.53
                                                                          -----------------------------------------



See accompanying Notes to Financial Statements.


47   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS For the Year Ended October 31, 1997




                                                                          OPPENHEIMER    OPPENHEIMER    OPPENHEIMER
                                                                            LIFESPAN       LIFESPAN       LIFESPAN
                                                                             INCOME        BALANCED        GROWTH
                                                                              FUND           FUND           FUND
                                                                          -----------------------------------------
INVESTMENT INCOME:
Interest                                                                  $ 1,686,587    $ 2,157,148    $ 1,159,982
Dividends (net of foreign withholding taxes of $837, $12,509
and $15,954, respectively)                                                    273,552        626,821        670,676
                                                                          -----------------------------------------
     Total income                                                           1,960,139      2,783,969      1,830,658
                                                                          -----------------------------------------
EXPENSES:
Management fees - Note 4                                                      212,649        527,770        457,316
Distribution and service plan fees - Note 4:
   Class A                                                                     69,406        145,068        123,431
   Class B                                                                      6,756         34,948         39,156
   Class C                                                                        199          8,787          7,192
Transfer and shareholder servicing agent fees - Note 4                          4,186         17,573         34,890
Accounting service fees                                                        15,000         15,000         15,000
Custodian fees and expenses                                                     6,961         49,727         46,602
Legal and auditing fees                                                        24,064         31,475         35,958
Shareholder reports                                                            32,380         42,866         41,370
Directors' fees and expenses - Note 1                                          35,289         29,321         31,956
Insurance expenses                                                              3,188          3,645          3,500
Registration and filing fees:
   Class A                                                                        802          1,885          1,882
   Class B                                                                        106            747            822
   Class C                                                                          9              2            291
Other                                                                           4,684          7,463          6,038
                                                                          -----------------------------------------
     Total expenses                                                           415,679        916,277        845,404
                                                                          -----------------------------------------
Less expenses paid indirectly - Note 4                                         (6,961)       (14,168)        (9,362)
                                                                          -----------------------------------------
     Net expenses                                                             408,718        902,109        836,042
                                                                          -----------------------------------------
NET INVESTMENT INCOME                                                       1,551,421      1,881,860        994,616
                                                                          -----------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
   Investments                                                                425,024      3,580,369      3,818,755
   Foreign currency transactions                                                   --       (304,895)      (324,763)
                                                                          -----------------------------------------
      Net realized gain                                                       425,024      3,275,474      3,493,992
Net change in unrealized appreciation or depreciation on:
   Investments                                                              1,052,959      2,130,004      2,117,903
   Translation of assets and liabilities denominated in
      foreign currencies                                                           --         (5,158)       (17,066)
                                                                          -----------------------------------------
      Net change                                                            1,052,959      2,124,846      2,100,837
                                                                          -----------------------------------------
      Net realized and unrealized gain                                      1,477,983      5,400,320      5,594,829
                                                                          -----------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                           $ 3,029,404    $ 7,282,180    $ 6,589,445
                                                                          -----------------------------------------
                                                                          -----------------------------------------




See accompanying Notes to Financial Statements.


48   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED OCTOBER 31, 1997 AND
1996


                                                                OPPENHEIMER             OPPENHEIMER              OPPENHEIMER
                                                                 LIFESPAN                LIFESPAN                  LIFESPAN
                                                                  INCOME                 BALANCED                   GROWTH
                                                                   FUND                    FUND                      FUND
                                                       ----------------------------------------------------------------------------
                                                            1997       1996(1)        1997       1996(1)       1997        1996(1)
                                                       ----------------------------------------------------------------------------
OPERATIONS:
Net investment income                                   $1,551,421   $1,166,091   $1,881,860   $1,269,662     $994,616     $610,399
Net realized gain                                          425,024      375,456    3,275,474    1,455,276    3,493,992    2,207,221
Net change in unrealized appreciation or depreciation    1,052,959     (394,375)   2,124,846    1,910,667    2,100,837    2,238,220
                                                       ----------------------------------------------------------------------------
Net increase in net assets resulting from operations     3,029,404   1,147,172    7,282,180     4,635,605    6,589,445    5,055,840

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment income:
Class A                                                 (1,519,218)  (1,164,346)  (1,751,264)    (919,554)    (279,883)    (289,194)
Class B                                                    (31,306)     (14,052)     (86,844)     (21,226)     (11,776)      (9,326)
Class C                                                       (908)         (24)     (20,115)     (10,575)      (1,248)        (143)
Distributions from net realized gain:
Class A                                                   (381,291)     (63,862)  (1,432,693)    (140,249)  (2,163,698)    (129,620)
Class B                                                     (7,459)        (925)     (69,269)      (3,811)    (128,434)      (4,802)
Class C                                                        (77)          (2)     (23,260)      (1,725)     (11,808)         (65)
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital stock - Note 2:
Class A                                                  1,816,130    1,803,488    6,516,290    6,793,292    5,756,041    5,139,745
Class B                                                    334,568      264,631    2,657,192    1,370,222    2,665,936    1,697,392
Class C                                                     29,825        1,000     (190,802)     821,670      978,007      137,860
                                                       ----------------------------------------------------------------------------
NET ASSETS:
Total increase                                           3,269,668    1,973,080   12,881,415   12,523,649   13,392,582   11,597,687
Beginning of period                                     26,784,615   24,811,535   54,825,341   42,301,692   46,526,212   34,928,525
                                                       ----------------------------------------------------------------------------
End of period                                          $30,054,283  $26,784,615  $67,706,756  $54,825,341  $59,918,794  $46,526,212
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------
Undistributed net investment income                         $2,079          $11     $209,750     $194,574     $858,469     $171,706


1. The Funds changed their fiscal year end from December 31 to October 31.

See accompanying Notes to Financial Statements.


49   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Income Fund





                                                 CLASS A                                     CLASS B
                                                 ---------------------------------------     --------------------------------------
                                                                            PERIOD ENDED                               PERIOD ENDED
                                                 YEAR ENDED OCTOBER 31,     DECEMBER 31,     YEAR ENDED OCTOBER 31,    DECEMBER 31,
                                                 1997          1996(3)      1995(4)          1997          1996(3)     1995(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $10.65       $10.70        $10.00           $10.69       $10.74       $10.45
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .59          .48           .37              .51          .41          .12
Net realized and unrealized gain (loss)             .56         (.02)          .73              .57         (.02)         .32
-----------------------------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                         1.15          .46          1.10             1.08          .39          .44
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.59)        (.48)         (.36)            (.51)        (.41)        (.11)
Distributions from net realized gain               (.15)        (.03)         (.04)            (.15)        (.03)        (.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.74)        (.51)         (.40)            (.66)        (.44)        (.15)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.06       $10.65        $10.70           $11.11       $10.69       $10.74
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)               11.30%       4.45%        11.22%           10.51%        3.69%        4.30%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $29,206      $26,328       $24,619            $816          $456         $192
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $27,678      $25,463       $22,128            $677          $350         $107
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             5.49%        5.43%(6)      5.35%(6)        4.69%         4.93%(6)     5.23%(6)
Expenses                                          1.45%(7)     1.56%(6)      1.50%(6)        2.18%(7)      2.31%(6)     2.25%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        39.6%        75.3%         45.8%           39.6%          75.3%       45.8%

Average brokerage commission rate(9)            $0.0681      $0.0694            --         $0.0681       $0.0694           --


                                             CLASS C
                                             -----------------------

                                              YEAR ENDED OCTOBER 31,
                                              1997           1996(1)
--------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $10.66       $10.53
--------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .55          .25
Net realized and unrealized gain (loss)             .58          .16
--------------------------------------------------------------------
Total income from investment
operations                                         1.13          .41
--------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.54)        (.25)
Distributions from net realized gain               (.15)        (.03)
--------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.69)        (.28)
--------------------------------------------------------------------
Net asset value, end of period                   $11.10       $10.66
                                             -----------------------
                                             -----------------------

--------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)              11.03%        3.96%
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $32           $1
--------------------------------------------------------------------
Average net assets (in thousands)                   $20           $1
--------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.64%        4.68%(6)
Expenses                                          2.20%(7)     2.25%(6)
--------------------------------------------------------------------
Portfolio turnover rate(8)                        39.6%        75.3%
Average brokerage commission rate(9)            $0.0681      $0.0694



1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.

2. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

3. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6.  Annualized.


7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $12,166,241 and $10,297,628, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


See accompanying Notes to Financial Statements.




50   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Balanced Fund


                                                 CLASS A                                     CLASS B
                                                 ---------------------------------------     --------------------------------------
                                                                            PERIOD ENDED                               PERIOD ENDED
                                                 YEAR ENDED OCTOBER 31,     DECEMBER 31,     YEAR ENDED OCTOBER 31,    DECEMBER 31,
                                                 1997          1996(3)      1995(4)          1997          1996(3)     1995(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $11.90       $11.05        $10.00           $11.98        $11.16        $10.95
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               .37          .29           .24              .27           .20           .05
Net realized and unrealized gain                   1.08          .81          1.29             1.08           .82           .45
-----------------------------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                         1.45         1.10          1.53             1.35          1.02           .50
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.37)        (.22)         (.25)            (.29)         (.17)         (.06)
Distributions from net realized gain               (.32)        (.03)         (.23)            (.32)         (.03)         (.23)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.69)        (.25)         (.48)            (.61)         (.20)         (.29)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $12.66       $11.90        $11.05           $12.72        $11.98        $11.16
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)              12.66%       10.04%        15.33%           11.70%         9.22%         4.49%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $62,262      $52,104       $41,861           $4,762        $1,893          $441
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $57,769      $47,116       $37,417           $3,504        $1,225          $247
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             3.08%        3.15%(6)      3.47%(6)         2.31%         2.41%(6)      3.01%(6)
Expenses                                          1.42%(7)     1.56%(6)      1.55%(6)         2.18%(7)      2.32%(6)      2.30%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        59.7%        61.0%         76.3%            59.7%         61.0%         76.3%

Average brokerage commission rate(9)            $0.0067      $0.0078            --          $0.0067       $0.0078            --


                                             CLASS C
                                             -----------------------

                                              YEAR ENDED OCTOBER 31,
                                              1997           1996(1)
--------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $11.88       $11.74
--------------------------------------------------------------------
Income from investment operations:
Net investment income                               .28          .13
Net realized and unrealized gain                   1.07          .24
--------------------------------------------------------------------
Total income from investment
operations                                         1.35          .37
--------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.29)        (.20)
Distributions from net realized gain               (.32)        (.03)
--------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.61)        (.23)
--------------------------------------------------------------------
Net asset value, end of period                   $12.62       $11.88
                                             -----------------------
                                             -----------------------

--------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)              11.73%        3.21%
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $683         $828
--------------------------------------------------------------------
Average net assets (in thousands)                  $879         $551
--------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             2.37%        2.53%(6)
Expenses                                          2.16%(7)     2.27%(6)
--------------------------------------------------------------------
Portfolio turnover rate(8)                        59.7%        61.0%

Average brokerage commission rate(9)            $0.0067      $0.0078



1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.

2. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

3. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6.  Annualized.

7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $42,186,840 and $34,319,496, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


See accompanying Notes to Financial Statements.


51   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Growth Fund





                                                 CLASS A                                     CLASS B
                                                 ---------------------------------------     --------------------------------------
                                                                            PERIOD ENDED                               PERIOD ENDED
                                                 YEAR ENDED OCTOBER 31,     DECEMBER 31,     YEAR ENDED OCTOBER 31,    DECEMBER 31,
                                                 1997          1996(3)      1995(4)          1997          1996(3)     1995(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $12.78        $11.39        $10.00           $12.81        $11.47        $11.14
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               .24           .18           .16              .14           .08           .03
Net realized and unrealized gain                   1.35          1.34          1.63             1.35          1.36           .56
-----------------------------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                         1.59          1.52          1.79             1.49          1.44           .59
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.08)         (.09)         (.17)            (.06)         (.06)         (.03)
Distributions from net realized gain               (.62)         (.04)         (.23)            (.62)         (.04)         (.23)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.70)         (.13)         (.40)            (.68)         (.10)         (.26)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $13.67        $12.78        $11.39           $13.62        $12.81        $11.47
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)              12.96%        13.37%        18.02%           12.07%        12.58%         5.34%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $53,318       $43,980       $34,368           $5,391        $2,405          $561
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $49,213       $39,576       $29,046           $3,925        $1,475          $230
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             1.91%         1.81%(6)      2.32%(6)         1.14%         1.11%(6)      1.70%(6)
Expenses                                          1.50%(7)      1.61%(6)      1.55%(6)         2.27%(7)      2.37%(6)      2.30%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        66.0%         64.2%         71.8%            66.0%         64.2%         71.8%

Average brokerage commission rate(9)            $0.0069       $0.0059            --          $0.0069       $0.0059            --



                                             CLASS C
                                             -----------------------

                                              YEAR ENDED OCTOBER 31,
                                              1997           1996(1)
--------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $12.74       $12.49
--------------------------------------------------------------------
Income from investment operations:
Net investment income                               .14          .11
Net realized and unrealized gain                   1.34          .27
--------------------------------------------------------------------
Total income from investment
operations                                         1.48          .38
--------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.07)        (.09)
Distributions from net realized gain               (.62)        (.04)
--------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.69)        (.13)
--------------------------------------------------------------------
Net asset value, end of period                   $13.53       $12.74
                                             -----------------------
                                             -----------------------

--------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)              12.05%        3.04%
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $1,209         $141
--------------------------------------------------------------------
Average net assets (in thousands)                  $722          $54
--------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             1.11%        1.32%(6)
Expenses                                          2.29%(7)     2.43%(6)
--------------------------------------------------------------------
Portfolio turnover rate(8)                        66.0%        64.2%

Average brokerage commission rate(9)            $0.0069      $0.0059



1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.

2. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

3. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6.  Annualized.

7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $39,384,627 and $31,934,908, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


See accompanying Notes to Financial Statements.


52   Oppenheimer LifeSpan Funds

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
    Oppenheimer LifeSpan Income Fund, Oppenheimer LifeSpan Balanced Fund and Oppenheimer LifeSpan Growth Fund (the Funds), are separate series of Oppenheimer Series Fund, Inc. (the Company), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Funds' investment objectives are as follows:

    OPPENHEIMER LIFESPAN INCOME FUND seeks a high level of current income, with opportunities for capital appreciation. It invests in a strategically allocated portfolio consisting primarily of bond instruments.

    OPPENHEIMER LIFESPAN BALANCED FUND seeks a blend of capital appreciation and income. It invests in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

    OPPENHEIMER LIFESPAN GROWTH FUND seeks long-term capital appreciation. It invests in a strategically allocated portfolio consisting primarily of stocks.

    The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Funds.

    INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

    FOREIGN CURRENCY TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

    REPURCHASE AGREEMENTS. The Funds require the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Funds may be delayed or limited.

    ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


53   Oppenheimer LifeSpan Funds

    DIRECTORS' FEES AND EXPENSES. The Funds have adopted a nonfunded retirement plan for the Funds' independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1997, the provision for projected benefit obligations, payments to retired directors and the accumulated liability for each of the Funds is as follows:



                                        --------------------------------------------------------------------
                                        LifeSpan Income Fund   LifeSpan Balanced Fund   LifeSpan Growth Fund
------------------------------------------------------------------------------------------------------------
 Provision for projected benefit
 obligations                                         $34,321                 $28,138                 $28,147
------------------------------------------------------------------------------------------------------------
 Payments to retired directors                         1,509                   1,509                   1,509
------------------------------------------------------------------------------------------------------------
 Accumulated liability as of
 October 31, 1997                                     32,882                  27,628                  26,878
------------------------------------------------------------------------------------------------------------




    FEDERAL TAXES. Each Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

    DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    CLASSIFICATION  OF  DISTRIBUTIONS  TO  SHAREHOLDERS.  Net investment  income
    (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Funds.

    The Funds adjusted the classification of net investment income and capital gain (loss) to reflect other differences between financial statement amounts and distributions determined in accordance with income tax regulations. Changes in classification during the year ended October 31, 1997 are shown below:



--------------------------------------------------------------------------------------------------------------
                 Adjustments for the Year Ended October 31, 1997
--------------------------------------------------------------------------------------------------------------
                         Undistributed Net Investment Income      Accumulated Net Realized Gain on Investments
--------------------------------------------------------------------------------------------------------------
 LifeSpan Income Fund                              $  2,079                                           $(2,079)
--------------------------------------------------------------------------------------------------------------
 LifeSpan Balanced Fund                              (8,461)                                            8,461
--------------------------------------------------------------------------------------------------------------
 LifeSpan Growth Fund                               (14,946)                                           14,946
--------------------------------------------------------------------------------------------------------------




    OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


54   Oppenheimer LifeSpan Funds

2.  SHARES OF CAPITAL STOCK
    Each Fund has authorized 450 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:




OPPENHEIMER LIFESPAN INCOME FUND
                                                   YEAR ENDED OCTOBER 31, 1997               PERIOD ENDED OCTOBER 31, 1996(1)
                                                   -----------------------------------       -----------------------------------
                                                   SHARES               AMOUNT               SHARES               AMOUNT
Class A:
Sold                                                       76,799       $      839,632              146,543       $    1,546,169
Dividends and distributions reinvested                    169,781            1,828,122              112,062            1,180,611
Redeemed                                                  (78,072)            (851,624)             (88,357)            (923,292)
                                                   --------------       --------------       --------------       --------------
Net increase                                              168,508       $    1,816,130              170,248       $    1,803,488
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class B:
Sold                                                       35,037       $      380,109               23,725       $      253,904
Dividends and distributions reinvested                      3,360               36,336                1,286               13,606
Redeemed                                                   (7,512)             (81,877)                (271)              (2,879)
                                                   --------------       --------------       --------------       --------------
Net increase                                               30,885              334,568               24,740        $     264,631
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class C:
Sold                                                        2,712       $       28,892                   95       $        1,000
Dividends and distributions reinvested                         86                  933                   --                   --
Redeemed                                                       --                   --                   --                   --
                                                   --------------       --------------       --------------       --------------
Net increase                                                2,798       $       29,825                   95       $        1,000
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------
OPPENHEIMER LIFESPAN BALANCED FUND
                                                   SHARES               AMOUNT                SHARES               AMOUNT
Class A:
Sold                                                      672,918       $    8,115,315              591,611       $    6,806,310
Dividends and distributions reinvested                    263,094            3,160,977               90,394            1,056,157
Redeemed                                                 (393,016)          (4,760,002)             (92,638)          (1,069,175)
                                                   --------------       --------------       --------------       --------------
Net increase                                              542,996       $    6,516,290              589,367       $    6,793,292
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class B:
Sold                                                      253,560       $    3,096,696              118,679       $    1,371,576
Dividends and distributions reinvested                     12,325              149,308                2,108               24,736
Redeemed                                                  (49,667)            (588,812)              (2,244)             (26,090)
                                                   --------------       --------------       --------------       --------------
Net increase                                              216,218       $    2,657,192              118,543       $    1,370,222
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class C:
Sold                                                       47,180       $      560,673               68,739       $      810,364
Dividends and distributions reinvested                      3,637               43,355                1,054               12,284
Redeemed                                                  (66,431)            (794,830)                 (85)                (978)
                                                   --------------       --------------       --------------       --------------
Net increase (decrease)                                   (15,614)      $     (190,802)              69,708       $      821,670
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------
OPPENHEIMER LIFESPAN GROWTH FUND
                                                   SHARES               AMOUNT                SHARES               AMOUNT
Class A:
Sold                                                      590,543       $    7,650,233              424,020       $    5,146,023
Dividends and distributions reinvested                    195,679            2,440,118               33,590              418,507
Redeemed                                                 (327,056)          (4,334,310)             (35,427)            (424,785)
                                                   --------------       --------------       --------------       --------------
Net increase                                              459,166       $    5,756,041              422,183       $    5,139,745
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class B:
Sold                                                      227,007       $    2,916,327              154,309       $    1,879,045
Dividends and distributions reinvested                     11,173              139,662                1,098               13,603
Redeemed                                                  (30,185)            (390,053)             (16,551)            (195,256)
                                                   --------------       --------------       --------------       --------------
Net increase                                              207,995       $    2,665,936              138,856       $    1,697,392
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class C:
Sold                                                       86,490       $    1,086,489               11,124       $      138,640
Dividends and distributions reinvested                        846               10,506                   16                  198
Redeemed                                                   (8,994)            (118,988)                 (80)                (978)
                                                   --------------       --------------       --------------       --------------
Net increase                                               78,342       $      978,007               11,060       $      137,860
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------





1. For the ten months ended October 31, 1996 for Class A and Class B shares and for the period from May 1, 1996 (inception of offering) to October 31, 1996 for Class C shares. The Funds changed their fiscal year end from December 31 to October 31.


55   Oppenheimer LifeSpan Funds

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
    At October 31, 1997, net unrealized appreciation on investments consisted of the following:





                                        --------------------------------------------------------------------
                                        LifeSpan Income Fund   LifeSpan Balanced Fund   LifeSpan Growth Fund
------------------------------------------------------------------------------------------------------------
 Gross appreciation                               $2,305,354              $8,991,592             $9,439,956
------------------------------------------------------------------------------------------------------------
 Gross depreciation                                  234,660               1,399,741              1,510,732
------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation                      $2,070,694              $7,591,851             $7,929,224
------------------------------------------------------------------------------------------------------------





4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees paid to the Manager were in accordance with the investment advisory agreements with the Funds. For Oppenheimer LifeSpan Income Fund, the agreement provides for a fee of 0.75% on the first $250 million of the Fund's average annual net assets and 0.65% on average annual net assets over $250 million. For Oppenheimer LifeSpan Balanced Fund and Oppenheimer LifeSpan Growth Fund, the fees are 0.85% on the first $250 million of average annual net assets and 0.75% on average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Funds at an annual fee of $15,000 per Fund, plus out-of-pocket costs and expenses reasonably incurred.

    For Oppenheimer LifeSpan Income Fund, the Manager has entered into a sub-advisory agreement with BEA Associates to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays BEA Associates negotiated fees. For Oppenheimer LifeSpan Balanced Fund and Oppenheimer LifeSpan Growth Fund, the Manager has entered into sub-advisory agreements with three sub-advisors to assist in the selection of portfolio investments for the components of the Funds. For these services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates negotiated fees.

    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Funds, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

    For the year ended October 31, 1997, (1) commissions (sales charges paid by investors) on sales of Class A shares, (2) commission amounts retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers, (3) sales charges advanced to broker/dealers by OFDI on sales of the Funds' Class B and Class C shares, (4) sales charges advanced to affiliated broker/dealers and (5) contingent deferred sales charges retained by OFDI were as follows:




----------------------------------------------------------------------------------------------------------------------------------
                         (1) Commissions       (2) Commissions    (3) Sales Charges  (4) Paid to Affiliates      (5) Contingent
                                                   Retained            Advanced                                   Deferred Sales
                                                                                                                     Charges
----------------------------------------------------------------------------------------------------------------------------------
 LifeSpan Income Fund
----------------------------------------------------------------------------------------------------------------------------------
   Class A                       $19,537               $13,796                  --                    --                    --
----------------------------------------------------------------------------------------------------------------------------------
   Class B                          --                    --                 $14,373               $11,515                $5,923
----------------------------------------------------------------------------------------------------------------------------------
   Class C                          --                    --                    --                    --                    --
----------------------------------------------------------------------------------------------------------------------------------
 LifeSpan Balanced Fund
----------------------------------------------------------------------------------------------------------------------------------
   Class A                      $100,461               $67,205                  --                    --                    --
----------------------------------------------------------------------------------------------------------------------------------
   Class B                          --                    --                $114,889               $67,463                  --
----------------------------------------------------------------------------------------------------------------------------------
   Class C                          --                    --                  $5,414                  --                    --
----------------------------------------------------------------------------------------------------------------------------------
 LifeSpan Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
   Class A                      $137,511              $111,486                  --                    --                    --
----------------------------------------------------------------------------------------------------------------------------------
   Class B                          --                    --                $102,107               $64,131                $2,500
----------------------------------------------------------------------------------------------------------------------------------
   Class C                          --                    --                  $9,869                  --                    --
----------------------------------------------------------------------------------------------------------------------------------





56   Oppenheimer LifeSpan Funds

    The Funds have adopted Service Plans for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Funds. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended October 31, 1997, OFDI made payments to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses as follows:

                    LifeSpan Income Fund. . . . . . . .$  68,271
                    LifeSpan Balanced Fund. . . . . . .$ 141,239
                    LifeSpan Growth Fund. . . . . . . .$ 117,788

    The Funds have adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Funds pay OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. If the Plans are terminated by the Funds, the Board of Directors may allow the Funds to continue payments of the asset-based sales charge to OFDI for certain expenses they incurred before the Plans were terminated. During the year ended October 31, 1997, OFDI retained certain amounts as compensation for Class B and Class C personal service and maintenance expenses. These amounts, as well as unreimbursed expenses incurred by OFDI at October 31, 1997 are as follows:




------------------------------------------------------------------------------------------
                                        Amount Retained by OFDI     Unreimbursed Expenses
------------------------------------------------------------------------------------------
LifeSpan Income Fund, Class B                            $  5,749                 $  8,787
------------------------------------------------------------------------------------------
LifeSpan Balanced Fund, Class B                            25,286                  135,290
------------------------------------------------------------------------------------------
LifeSpan Balanced Fund, Class C                             5,576                   14,197
------------------------------------------------------------------------------------------
LifeSpan Growth Fund, Class B                              34,240                  131,807
------------------------------------------------------------------------------------------
LifeSpan Growth Fund, Class C                               6,064                   12,680
------------------------------------------------------------------------------------------




5.  ILLIQUID AND RESTRICTED SECURITIES
    At October 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 10% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at October 31, 1997 are as follows:


--------------------------------------------------------------------------------
                                       Amount     Percentage to Net Assets as of
                                October 31, 1997
--------------------------------------------------------------------------------
 LifeSpan Income Fund              $1,108,880                              3.69%
--------------------------------------------------------------------------------
 LifeSpan Balanced Fund             1,605,278                              2.37
--------------------------------------------------------------------------------
 LifeSpan Growth Fund                 715,076                              1.19
--------------------------------------------------------------------------------


57   Oppenheimer LifeSpan Funds

6.  BORROWINGS
    The Funds may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Funds have entered into an agreement which enables them to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. Each fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

    The Funds had no borrowings outstanding during the year ended October 31, 1997.

7.  SUBSEQUENT EVENT
    On December 11, 1997, the Board of Directors approved the reorganization of Oppenheimer LifeSpan Income Fund with and into Oppenheimer Bond Fund,
    Oppenheimer LifeSpan Balanced Fund with and into Oppenheimer Disciplined Allocation Fund and Oppenheimer LifeSpan Growth Fund with and into Oppenheimer Disciplined Value Fund. Shareholders of each of the Oppenheimer LifeSpan Funds will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer Bond Fund, Oppenheimer Disciplined Allocation Fund and Oppenheimer Disciplined Value Fund, as applicable, and the Oppenheimer LifeSpan Funds would be liquidated. If shareholder approval is received, it is expected that the reorganization will occur during the second quarter of calendar 1998.



58   Oppenheimer LifeSpan Funds

                                  Appendix A

                      Corporate Industry Classifications


Aerospace/Defense                 Food
Air Transportation                Gas Utilities
Auto Parts Distribution           Gold
Automotive                        Health Care/Drugs
Bank Holding Companies            Health Care/Supplies & Services
Banks                             Homebuilders/Real Estate
Beverages                         Hotel/Gaming
Broadcasting                      Industrial Services
Broker-Dealers                    Information Technology
Building Materials                Insurance
Cable Television                  Leasing & Factoring
Chemicals                         Leisure
Commercial Finance                Manufacturing
Computer Hardware                 Metals/Mining
Computer Software                 Nondurable Household Goods
Conglomerates                     Oil - Integrated
Consumer Finance                  Paper
Containers                        Publishing/Printing
Convenience Stores                Railroads
Department Stores                 Restaurants
Diversified Financial             Savings & Loans
Diversified Media                 Shipping
Drug Stores                       Special Purpose Financial
Drug Wholesalers                  Specialty Retailing
Durable Household Goods           Steel
Education                         Supermarkets
Electric Utilities                Telecommunications - Technology
Electrical Equipment              Telephone - Utility
Electronics                       Textile/Apparel
Energy Services & Producers       Tobacco
Entertainment/Film                Toys
Environmental                     Trucking
                                  Wireless Services

Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
      Two World Trade Center
      New York, New York 10048-0203
      1-800-525-7048

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York  10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado  80217
      1-800-525-7048

Custodian of Portfolio Securities
      The Bank of New York
      One Wall Street
      New York, New York  1015

Independent Auditors
      KPMG Peat Marwick LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Gordon Altman Butowsky Weitzen
         Shalov & Wein
      114 West 47th Street
      New York, NY 10036

                         ANNUAL REPORT DECEMBER 31, 1997

                                   OPPENHEIMER
                                    BOND FUND

                                     [PHOTO]

                             [OPPENHEIMERFUNDS LOGO]
                               THE RIGHT TO INVEST

INTERNET
24-hr access to account information

WWW.OPPENHEIMERFUNDS.COM


GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048


ACCOUNT TRANSACTIONS
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-852-8457


PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310

TELECOMMUNICATION DEVICE
FOR THE DEAF (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461

OPPENHEIMERFUNDS INFORMATION HOTLINE 24 hours a day, timely and insightful messages on the economy and issues that affect your investments 1-800-835-3104


INFORMATION and services

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

           And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

           When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

           For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

           You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

           So   call   us   today,    or   visit   us   at   our    website   at
www.oppenheimerfunds.com--we're here to help.

                             [OPPENHEIMERFUNDS LOGO]

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Managers

10 Statement of Investments

24 Statement of Assets & Liabilities

26 Statement of Operations

27 Statements of Changes in Net Assets

28 Financial Highlights

30 Notes to Financial Statements

40 Independent Auditors' Report

41 Federal Income Tax Information

42 Officers & Trustees

44 Information & Services


REPORT HIGHLIGHTS

- BOND PRICES RALLIED IN 1997 in response to low inflation and declining interest rates.

- U.S. GOVERNMENT SECURITIES AND CORPORATE BONDS, two of the best performing bond market sectors, comprised about 90% of the portfolio.

- IF U.S. ECONOMIC GROWTH SLOWS
in 1998, we believe bonds should continue to do well.

AVG ANNUAL TOTAL RETURNS

For the 1-year period ended
12/31/97 (without sales charges)(1)

CLASS A
10.13%

Class B
9.41%

Class C
9.39%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                             2 Oppenheimer Bond Fund

[PHOTO]
JAMES C. SWAIN
Chairman
Oppenheimer
Bond Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Bond Fund

Dear SHAREHOLDER,
-------------------------------------------------------------------------------
These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

           What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

           Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't:
When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

           At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may continue to see investors favor the fixed, more secure interest payments offered from the bond markets.

           In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

           Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                                  /s/ BRIDGET A. MACASKILL
James C. Swain                                      Bridget A. Macaskill
January 23, 1998



                             3 Oppenheimer Bond Fund

  AVG ANNUAL TOTAL RETURNS
For the Period Ended 12/31/97(1)

CLASS A

                               Since
           1 year    5 year    Inception
           4.90%     6.40%     7.93%

CLASS B

                               Since
           1 year    5 year    Inception
           4.41%     N/A       5.61%

CLASS C

                               Since
           1 year    5 year    Inception
           8.39%     N/A       6.94%


  CUMULATIVE TOTAL RETURN
For the Period Ended 12/31/97(1)

CLASS A
 5 year
36.40%               $13,640(3)

PERFORMANCE UPDATE
--------------------------------------------------------------------------------
Oppenheimer Bond Fund performed well over the past twelve months. In fact, the Fund's Class A shares were in the first quartile, ranking 16 out of 137 Corporate Debt A Rated funds ranked by Lipper Analytical Services for the one-year period ended 12/31/97.(2)

GROWTH OF $10,000
Over five years
(without sales charges)


 Oppenheimer
  Bond Fund           Lehman Aggregate
Class A Shares         Bond Index(3)
--------------        ----------------
    10000                   10000
    10487                   10413.9
    10759.7                 10690.5
    11091.5                 10969.1
    11030.4                 10975.1
    10681.6                 10659.7
    10531.6                 10550.1
    10579.7                 10614.6
    10603.8                 10654.8
    11129.4                 11192.2
    11824.1                 11874.1
    11933.9                 12107.7
    12399.6                 12623.4
    12235.6                 12398.2
    12296.2                 12469
    12572.9                 12698.5
    13002.9                 13079.6
    12984.1                 13006.6
    13483.6                 13484.2
    13965                   13932.2
    14319.9                 14342.4

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 4/15/88. The Fund's maximum sales charge for Class A shares was lower prior to 3/29/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 5/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 7/11/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Source: Lipper Analytical Services, Inc., 12/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 16 of 137 (1-year), 25 of 59 (5-year) and 24 of 35 (10-year) among Corporate Debt A Rated funds for the period ended 12/31/97.



                             4 Oppenheimer Bond Fund

CREDIT ALLOCATION(5)


Treasury/Agency                42.6%
AAA/AA                          5.4
A/BBB                          29.7
BB/B                           16.7
CCC/C                           0.1
Other                           5.5


Portfolio REVIEW

Oppenheimer Bond Fund is for investors looking for solid income potential from a fund emphasizing quality securities.

WHAT WE LOOK FOR

- Sectors of the market that offer RELATIVE VALUE.

- Primarily INVESTMENT-GRADE SECURITIES that help reduce credit risk.(4)

- High income potential from different types of GOVERNMENT AND CORPORATE securities.


CORPORATE BONDS & NOTES--TOP 10 INDUSTRIES
(Percentage of net assets)(4)

Diversified Financial                     7.3%      Capital Goods                  2.1%
Energy Services & Producers               5.4       Insurance                      1.7
Automotive                                2.7       Hotel/Gaming                   1.6
Information Technology                    2.7       Banks & Thrifts                1.4
Aerospace                                 2.3       Chemicals                      1.4

3. Results of a hypothetical $10,000 investment in Class A shares on December 31, 1992. The Lehman Aggregate Bond Index includes a broad range of U.S. government and corporate bonds. It is an unmanaged index including reinvestment of income, and cannot be purchased directly by investors.

4. Portfolio data is as of December 31, 1997 and is based on net assets and is subject to change.

5. Pie chart is based on total market value of investments as of December 31, 1997 and is subject to change. Average credit quality and ratings allocations include rated securities and those not rated by a national rating organization (currently 6.6% of total assets) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. Under normal market conditions, the Fund invests at least 65% of its assets in investment-grade securities. Securities rated below investment-grade (up to 35% of Fund assets) carry a greater risk of default. While the Fund has generally invested under 10% of its assets in foreign securities, which are subject to exchange rate and political uncertainties, it is not restricted to any amount by prospectus.



                             5 Oppenheimer Bond Fund

"We created a portfolio that was more sensitive to DECLINING INTEREST RATES."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 1997?

Oppenheimer Bond Fund's Class A shares provided an average annual total return of 10.13% for the one-year period ended December 31, 1997.(1) These results reflect changes in share price, plus reinvested income distributions, but are calculated before sales charges are considered. Class A shares of the Fund also performed well relative to our peers, ranking 16 of 137 funds in the Corporate Debt category, as measured by Lipper Analytical Services.(2)

HOW DID THE U.S. BOND MARKET RESPOND TO 1997'S ECONOMY?

Early in the year, fixed-income investors became concerned that the economy was growing too rapidly, and they feared that the rate of inflation would accelerate. The Federal Reserve raised a key short-term interest rate in late March in an attempt to forestall this resurgence of inflation. As a result, bond prices fell.

           Toward mid-year, however, it became apparent that inflation would probably remain low because of improvements in productivity and the need for prices of goods to remain competitive with overseas companies. As investors became more comfortable investing in bonds, interest rates declined steadily during the second half of 1997. Because interest rates and bond prices move in opposite directions, the result was attractive total rates of return for most bonds during 1997.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 12/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 16 of 137 (1-year), 25 of 59 (5-year) and 24 of 35 (10-year) among Corporate Debt A Rated funds for the period ended 12/31/97.


                             6 Oppenheimer Bond Fund

[PHOTO]
PORTFOLIO MANAGEMENT TEAM (L TO R)
Leslie Falconio
David Negri (Fund Manager)
Gina Palmieri
Len Darling

HOW WAS THE FUND MANAGED IN THAT ENVIRONMENT?

As our view of the interest-rate environment became more positive, we increased the Fund's average duration, a measure of the portfolio's sensitivity to changes in interest rates. By increasing the average duration from about 4.8 years early in the year to a high of 5.3 years, we created a portfolio that was more sensitive to declining interest rates, which helped produce higher rates of capital appreciation.

DID THE MIX OF BONDS FROM DIFFERENT MARKET SECTORS CHANGE DURING THE PERIOD?

Our allocation of assets among the various types of bonds did not change significantly. Throughout the year, we have kept about 50% of the Fund's assets in U.S. government securities, including U.S. Treasuries and mortgage-backed securities issued and backed by federal agencies. Another 45% of the portfolio was invested in corporate bonds, which performed particularly well. Our corporate bond position was split evenly between high-yield bonds and investment-grade corporate securities. In addition, about 3% of the portfolio was invested in bonds issued by governments and corporations overseas.(3)



3. The Fund invests in below-investment-grade securities, which may entail greater credit risks, as described in the prospectus. The Fund invests in foreign securities which entails special risks, such as currency fluctuations, described in the prospectus.



                             7 Oppenheimer Bond Fund

"Commercial mortgage bonds offered ATTRACTIVELY HIGH YIELDS compared to other bonds..."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

WHERE DID YOU FIND THE BEST OPPORTUNITIES IN THE CORPORATE BOND MARKET SECTOR?

Our positions in investment-grade corporate bonds were primarily in the cable television, media and commercial banking industries. In the high-yield area, we've emphasized telecommunications companies, including wireless communications, cable television and financial services. These industries are in the midst of deregulation, which we believe will be good for their businesses. On the other hand, we've de-emphasized companies in the metals, paper and retail industries because, at this late stage of the economic cycle, we don't want exposure to companies that are too sensitive to changes in the economy.

           At the end of the period, about 19% of our corporate bond position was allocated to commercial private mortgage securities, which represent pools of mortgages on hotels, shopping malls, apartment buildings and other enterprises. Commercial mortgage bonds offered attractively high yields compared to other bonds, as well as the relative safety of secured underlying assets.

DID THE PROBLEMS IN SOUTHEAST ASIA AFFECT THE FUND'S INVESTMENTS?

The impact has been very slight, because the Fund had virtually no exposure to Southeast Asia. However, we do have some positions in bonds issued in New Zealand and Australia. While the bond markets there have recently performed very well, the ripple effect from the Asian economic crisis caused a devaluation of their currencies relative to the U.S. dollar, which offset the returns from the bond market rallies in those countries for U.S. investors.


                             8 Oppenheimer Bond Fund

"...as well as the RELATIVE SAFETY of secured underlying assets."


WHAT IS YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?

We are optimistic about prospects for the U.S. bond market during 1998. Perhaps most important, we believe economic conditions should remain favorable. We expect economic growth to slow from current levels, in large part in response to declining demand for U.S. products overseas. We believe the rate of inflation should remain at its current low levels as growth moderates. The federal government's progress toward a balanced budget should contribute to less issuance of U.S. Treasury securities. Yet, demand for these bonds should remain high as economic problems overseas cause investors to seek the safety of bonds issued by the most creditworthy government in the world. We expect these factors and others to cause long-term interest rates to decline modestly from current levels.

           We intend to maintain the Fund's current strategic orientation. We intend to keep the portfolio's average duration relatively long to hold higher yielding securities for as long as possible while interest rates fall. What's more, we plan to continue to allocate assets among those sectors of the bond market that we believe will provide the best yields relative to risk. We believe this strategy should help the Fund to provide a competitive level of income and the opportunity for attractive total returns for its shareholders.


                             9 Oppenheimer Bond Fund

STATEMENT OF INVESTMENTS December 31, 1997


                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
================================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--55.6%
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--36.7%
--------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--26.7%
Federal Home Loan Mortgage Corp.:
Certificates of Participation:
9%, 3/1/17                                                                                 $   445,202              $   476,977
Series 17-039, 13.50%, 11/1/10                                                                  48,485                   57,732
Series 17-094, 12.50%, 4/1/14                                                                   27,295                   31,974
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
Certificates:
Series 1343, Cl. LA, 8%, 8/15/22                                                             1,600,000                1,751,426
Series 151, Cl. F, 9%, 5/15/21                                                               1,000,000                1,085,287
Series 1712, Cl. B, 6%, 3/15/09                                                              1,000,000                  975,000
Series 1714, Cl. M, 7%, 8/15/23                                                              1,000,000                1,005,000
Gtd. Multiclass Mtg. Participation Certificates:
Series 1460, Cl. H, 7%, 5/15/07                                                              1,500,000                1,538,430
Series G056, Cl. H, 9%, 7/20/24                                                              2,493,000                2,717,370
Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1914, Cl. G, 6.50%, 2/15/24                                             3,000,000                2,951,250
Interest-Only Stripped Mtg.-Backed Security,
Series 177, Cl. B, 9.335%-10.914%, 7/1/26(2)                                                16,225,514                4,743,428
Principal-Only Stripped Mtg.-Backed Security,
Series 1690, Cl. B, 3.748%, 11/15/23(3)                                                      1,892,161                1,052,515
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
11%, 7/1/16                                                                                  4,322,515                4,926,317
7%, 1/1/09-11/1/25                                                                             956,476                  972,909
7%, 1/1/13-1/25/28(4)                                                                       22,060,000               22,240,811
7.50%, 2/1/08-3/1/08                                                                           621,862                  639,256
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1992-34, Cl. G, 8%, 3/25/22                           540,000                  584,717
Gtd. Mtg. Pass-Through Certificates, 8%, 8/1/17                                                484,158                  498,369
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1991-170, Cl. E, 8%, 12/25/06                                                          2,500,000                2,616,991
Trust 1992-162, Cl. C, 7%, 10/25/21                                                          8,400,000                8,486,604
Trust 1995-4, Cl. PC, 8%, 5/25/25                                                              869,210                  952,053
Trust 1997-25, Cl. B, 7%, 12/18/22                                                             510,000                  516,345
Trust 1997-27, Cl. J, 7.50%, 4/18/27                                                           844,594                  898,896
Interest-Only Stripped Mtg.-Backed Security, Trust 249, Cl. 2, 9.958%,
10/25/23(2)                                                                                 11,029,757                3,367,523
Principal-Only Stripped Mtg.-Backed Security,
Trust 277-C1, 8.142%, 4/1/27(3)                                                              1,508,371                1,180,301
                                                                                                                    -----------
                                                                                                                     66,267,481


                            10 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--10.0%
Government National Mortgage Assn.:
7%, 1/1/28(4)                                                                              $ 9,950,000              $10,021,540
10%, 11/15/09                                                                                  244,986                  271,774
10.50%, 12/15/17-5/15/21                                                                       249,447                  280,187
11%, 10/20/19                                                                                  928,361                1,064,710
12%, 1/15/99-5/15/14                                                                             9,380                    9,701
13%, 12/15/14                                                                                   27,374                   32,789
6%, 7/20/27                                                                                    248,188                  251,718
7%, 1/1/28(4)                                                                                2,200,000                2,217,886
7%, 7/15/09-7/20/25                                                                          1,617,774                1,657,314
7.50%, 12/1/27(4)                                                                            6,900,000                7,068,222
8%, 6/15/05-10/15/06                                                                         1,413,602                1,468,716
9%, 2/15/09-6/15/09                                                                            422,630                  456,835
                                                                                                                    -----------
                                                                                                                     24,801,392
--------------------------------------------------------------------------------------------------------------------------------
PRIVATE--18.9%
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--15.3%
Amresco Commercial Mortgage Funding I Corp., Multiclass Mtg.
Pass-Through Certificates, Series 1997-C1, Cl. E, 7%, 6/17/29(5)                               150,000                  138,656
--------------------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp.:
Commercial Mtg. Pass-Through Certificates:
Series 1996-D3, Cl. A5, 8.33%, 10/13/26(5)(6)                                                  800,000                  859,250
Series 1996-MD6, Cl. A5, 6.957%, 11/13/26(6)                                                 2,000,000                2,080,000
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(6)                                                     333,000                  329,878
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(6)                                                     333,000                  321,709
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(6)                                                     334,000                  309,524
Series 1997-D5, Cl. A6, 7.184%, 2/14/41                                                      1,500,000                1,503,750
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                                       2,000,000                1,826,562
Series 1997-MD7, Cl. A6, 8.11%, 1/13/30(6)                                                     200,000                  211,219
Interest-Only Stripped Mtg.-Backed Security,
Series 1997-D5, Cl. PS1, 1.367%, 2/14/41(2)                                                  6,250,000                  678,711
--------------------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, 9.55%, 6/22/24(2)(5)                           13,750,315                  657,265
--------------------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 7.76%, 12/25/03(6)                                                      250,000                  252,675
--------------------------------------------------------------------------------------------------------------------------------
CMC Securities Corp. I, Collateralized Mtg. Obligation,
Series 1993-D, Cl. D-3, 10%, 7/25/23(5)                                                        536,614                  565,753
--------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 0.981%, 12/25/20(2)(5)                       18,624,900                  529,646
--------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25(5)                                                                   1,000,000                1,037,500
Cl. 2-E, 8.70%, 9/25/25(5)                                                                   1,000,000                1,038,700
--------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1:
8.116%, 2/25/11(5)(6)                                                                          750,000                  638,475
8.116%, 5/25/08(5)(6)                                                                          750,000                  760,725






                            11 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET VALUE
                                                                                              AMOUNT(1)             SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL  (CONTINUED)
General Motors Acceptance Corp., Collateralized Mtg. Obligations:
Series 1995-C2, Cl. D, 7.192%, 1/15/08                                                      $1,500,000              $ 1,503,750
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                                        1,000,000                  857,187
--------------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates, Series 1997-CL1, Cl. F:
7.353%, 7/13/30                                                                              1,000,000                1,018,125
7.823%, 7/13/30                                                                              1,000,000                1,035,937
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. D, 7.42%, 4/25/28                                                        1,500,000                1,529,648
Series 1997-C2, Cl. D, 7.075%, 12/10/29                                                      1,000,000                  997,188
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1:
Cl. D-1, 7.51%, 2/15/28(5)(6)                                                                1,000,000                1,016,563
Cl. E, 7.51%, 2/15/28(5)(6)                                                                  1,100,000                1,051,359
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(5)                                                      225,000                  205,031
--------------------------------------------------------------------------------------------------------------------------------
NationsCommercial Corp., NB Commercial Mtg. Pass-Through
Certificates, Series-DMC, Cl. B, 8.562%, 8/12/11(5)                                          3,000,000                3,181,875
--------------------------------------------------------------------------------------------------------------------------------
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through
Certificates, Series 1, Cl. D, 7.683%, 12/21/26(5)                                           1,500,000                1,547,400
--------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1993-C1, Cl. B, 8.75%, 5/25/24                                                          322,008                  321,127
Series 1994-C1, Cl. C, 8%, 6/25/26                                                           1,500,000                1,530,900
Series 1995-C1, Cl. D, 6.90%, 2/25/27                                                        2,500,000                2,489,266
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1, Cl. E,
9.187%, 1/20/06                                                                                700,000                  736,094
--------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp.:
Commercial Mtg. Pass-Through Certificates,
Series 1997-LLI, Cl. D, 7.15%, 4/12/12                                                       2,500,000                2,538,281
Multiclass Pass-Through Certificates, Series 1996-C3, Cl. D, 8%, 6/25/30(5)                  2,500,000                2,531,641
                                                                                                                   ------------
                                                                                                                     37,831,370

--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING--0.1%
Green Tree Financial Corp., Series 1994-6, Cl. A3, 7.70%, 1/15/20                              151,555                  152,123
--------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--1.1%
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through Certificates,
Series 1997-MC1, Cl. F, 7.452%, 5/20/07(5)                                                     254,890                  242,783
Multifamily Mtg. Pass-Through Certificates, Series 1996-MC1,
Cl. G, 7.15%, 6/15/06(7)                                                                     2,250,000                2,138,203
--------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1991-M5, Cl. A, 9%, 3/25/17                                                             391,747                  396,419
                                                                                                                   ------------
                                                                                                                      2,777,405


                            12 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET VALUE
                                                                                              AMOUNT(1)             SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
OTHER--0.7%
GE Capital Mortgage Services, Inc., Series 1994-14, Cl. A1,
6.50%, 4/25/24                                                                              $   47,944             $     47,780
--------------------------------------------------------------------------------------------------------------------------------
JHM Mtg. Acceptance Corp., Collateralized Mtg. Obligation Bonds,
Series E, Cl. 5, 8.96%, 4/1/19                                                               1,548,082                1,619,682
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI:
Interest-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. B, 12.50%, 10/23/17(2)                                                      105,837                   30,180
Principal-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. A, 10/23/17(3)                                                              154,135                  131,255
                                                                                                                   ------------
                                                                                                                      1,828,897
--------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--1.7%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1:
Cl. E, 7.50%, 3/1/11(5)                                                                      1,000,000                1,035,300
Cl. F, 7.50%, 6/20/13(5)                                                                       150,000                  145,500
Cl. G, 7.50%, 6/20/14(5)                                                                       150,000                  138,705
Cl. H, 7.50%, 8/20/14(5)                                                                       105,000                   82,908
--------------------------------------------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates,
Series 1997A-1, 7.442%, 1/10/11(6)                                                             500,000                  520,938
--------------------------------------------------------------------------------------------------------------------------------
Residential Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                                        490,776                  507,340
--------------------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III, Sub. Bonds,
Series 1992-A, Cl. 1A, 8.268%, 3/29/30(6)                                                      343,559                  349,357
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-B, Cl. 1,
7.136%, 4/25/26                                                                              1,965,016                1,387,793
                                                                                                                   ------------
                                                                                                                      4,167,841
                                                                                                                   ------------
Total Mortgage-Backed Obligations (Cost $135,028,453)                                                               137,826,509

================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--12.5%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
10.375%, 11/15/09                                                                            5,500,000                6,876,721
11.625%, 11/15/04                                                                            2,375,000                3,151,331
12.75%, 11/15/10                                                                             1,000,000                1,427,501
8.875%, 8/15/17(8)                                                                           6,000,000                7,963,128
STRIPS, 6.374%, 2/15/07(9)                                                                     725,000                  427,004
STRIPS, 6.52%, 8/15/22(9)                                                                    2,000,000                  456,670
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6%, 8/15/00                                                                                  1,000,000                1,007,501
6.125%, 8/15/07                                                                              6,000,000                6,168,756
7.50%, 10/31/99                                                                              3,430,000                3,537,191
                                                                                                                   ------------
Total U.S. Government Obligations (Cost $29,886,433)                                                                 31,015,803


                            13 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET VALUE
                                                                                              AMOUNT(1)             SEE NOTE (1)
================================================================================================================================
CORPORATE BONDS AND NOTES--43.4%
--------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--2.0%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.4%
FMC Corp., 8.75% Sr. Nts., 4/1/99                                                           $  250,000               $  257,366
--------------------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.75% Gtd. Sr. Sub.
Nts., 10/15/03                                                                                 100,000                  107,250
--------------------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(7)                                      150,000                  148,500
--------------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                            492,000                  547,350
--------------------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                                    200,000                  202,500
--------------------------------------------------------------------------------------------------------------------------------
Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                                        900,000                  944,395
--------------------------------------------------------------------------------------------------------------------------------
Rohm & Haas Co., 9.50% Debs., 4/1/21                                                           500,000                  572,630
--------------------------------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Sub. Nts., 8/1/07(7)                            175,000                  180,250
--------------------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.75% Sr. Unsec. Sub. Nts., 8/15/06                                 470,000                  481,750
                                                                                                                    -----------
                                                                                                                      3,441,991

--------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.1%
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                                      250,000                  266,250
--------------------------------------------------------------------------------------------------------------------------------
PAPER--0.3%
Repap New Brunswick, Inc., 9.063% First Priority Sr. Sec.
Nts., 7/15/00(6)                                                                               100,000                   99,000
--------------------------------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                                 200,000                  204,000
--------------------------------------------------------------------------------------------------------------------------------
Scotia Pacific Holding Co., 7.95% Timber Collateralized
Nts., 7/20/15                                                                                  415,538                  431,251
                                                                                                                    -----------
                                                                                                                        734,251

--------------------------------------------------------------------------------------------------------------------------------
STEEL--0.2%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                                      350,000                  360,500
--------------------------------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Nts., 8/1/07(7)                             200,000                  201,750
                                                                                                                    -----------
                                                                                                                        562,250

--------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--4.4%
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.4%
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02                              400,000                  449,000
--------------------------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(5)                                     370,000                  445,850
                                                                                                                    -----------
                                                                                                                        894,850

--------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--0.9%
B.A.T. Capital Corp., 6.66% Medium-Term Nts., 3/22/00(7)                                       250,000                  251,975
--------------------------------------------------------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc., 6.95% Debs., 11/15/26                                           2,000,000                2,030,054
                                                                                                                    -----------
                                                                                                                      2,282,029


                            14 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--0.5%
HEALTHSOUTH Corp., 9.50% Sr. Sub. Nts., 4/1/01                                              $  500,000              $   525,000
--------------------------------------------------------------------------------------------------------------------------------
Imcera Group, Inc., 6% Nts., 10/15/03                                                          500,000                  492,542
--------------------------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07(7)                               30,000                   30,900
--------------------------------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(7)                                     220,000                  226,600
                                                                                                                    -----------
                                                                                                                      1,275,042

--------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING---1.6%
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                                150,000                  155,250
--------------------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03                        300,000                  289,500
--------------------------------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                                     300,000                  324,000
--------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr. Nts., 4/15/07                                                 1,000,000                1,076,652
--------------------------------------------------------------------------------------------------------------------------------
HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07                              800,000                  834,000
--------------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                                                 500,000                  528,750
--------------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                            100,000                  105,250
--------------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut),
13.50% Sr. Sec. Nts., Series B, 11/15/02                                                       310,000                  398,350
--------------------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                                       100,000                  108,500
--------------------------------------------------------------------------------------------------------------------------------
Signature Resorts, Inc., 9.75% Sr. Sub. Nts., 10/1/07(7)                                       150,000                  150,750
                                                                                                                    -----------
                                                                                                                      3,971,002

--------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.7%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                                      160,000                  168,800
--------------------------------------------------------------------------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99                                                                         689,000                  704,502
9.75% Sr. Sub. Nts., 6/1/02                                                                    750,000                  774,375
                                                                                                                    -----------
                                                                                                                      1,647,677
--------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.3%
Dan River, Inc., 10.125% Sr. Sub. Nts., 12/15/03                                               100,000                  107,375
--------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 7% Debs., 3/15/11                                                     500,000                  492,877
--------------------------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                                   200,000                  211,000
                                                                                                                    -----------
                                                                                                                        811,252

--------------------------------------------------------------------------------------------------------------------------------
ENERGY--5.4%
--------------------------------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                                            400,000                  406,000
--------------------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 12% Gtd. Sr. Exchangeable Nts., 3/1/01                                675,000                  710,437
--------------------------------------------------------------------------------------------------------------------------------
Clark R&M, Inc., 8.375% Sr. Nts., 11/15/07(7)                                                  200,000                  201,750
--------------------------------------------------------------------------------------------------------------------------------
Cliffs Drilling Co., 10.25% Sr. Nts., 5/15/03                                                   50,000                   54,687
--------------------------------------------------------------------------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts., 5/15/99                                                         325,000                  335,998
--------------------------------------------------------------------------------------------------------------------------------
Eastern Energy Ltd., 6.75% Sr. Nts., 12/1/06(7)                                              2,000,000                2,013,104
--------------------------------------------------------------------------------------------------------------------------------
Enterprise Oil plc, 6.70% Sr. Nts., 9/15/07                                                  1,000,000                1,027,105


                            15 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
Global Marine, Inc., 7.125% Nts., 9/1/07(5)                                                 $2,000,000              $ 2,020,000
--------------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 12.25% Sr. Nts., 9/1/04(5)                                                200,000                  210,000
--------------------------------------------------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                                            600,000                  645,750
--------------------------------------------------------------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts., 3/15/02                                                          100,000                  106,485
--------------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp., 11.125% Sr. Debs., 6/1/19                                        2,000,000                2,236,314
--------------------------------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                                    750,000                  678,750
--------------------------------------------------------------------------------------------------------------------------------
Phillips Petroleum Co., 7.53% Pass-Through Certificates,
Series 1994-A1, 9/27/98                                                                        198,646                  200,689
--------------------------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                               400,000                  409,000
--------------------------------------------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                                             1,500,000                1,995,000
--------------------------------------------------------------------------------------------------------------------------------
Wiser Oil Co., 9.50% Sr. Sub. Nts., 5/15/07                                                     65,000                   64,025
                                                                                                                    -----------
                                                                                                                     13,315,094

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--10.4%
--------------------------------------------------------------------------------------------------------------------------------
BANKS AND THRIFTS--1.4%
Banque Nationale de Paris, 9.875% Debs., 5/25/98                                               205,000                  207,945
--------------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                                           25,000                   25,004
--------------------------------------------------------------------------------------------------------------------------------
Citicorp Capital I, 7.933% Gtd. Bonds, 2/15/27                                               1,000,000                1,069,495
--------------------------------------------------------------------------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub. Capital Nts., 4/1/98                                        325,000                  326,728
--------------------------------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc.:
10.625% Sr. Sub. Nts., 10/1/03                                                                 150,000                  168,750
9.125% Sr. Sub. Nts., 1/15/03                                                                  500,000                  527,500
--------------------------------------------------------------------------------------------------------------------------------
National Westminster Bank plc, 9.375% Gtd. Capital Nts., 11/15/03                               70,000                   80,557
Royal Bank of Scotland Group (The) plc, 10.125% Gtd. Sub.
--------------------------------------------------------------------------------------------------------------------------------
Capital Nts., 3/1/04                                                                           500,000                  591,194
--------------------------------------------------------------------------------------------------------------------------------
Suntrust Banks, Inc., 8.875% Debs., 2/1/98                                                     500,000                  501,029
                                                                                                                    -----------
                                                                                                                      3,498,202

--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--7.3%
Associates Corp. of North America, 7.40% Medium-Term Nts., 7/7/99                              300,000                  305,592
--------------------------------------------------------------------------------------------------------------------------------
Beneficial Corp., 12.875% Debs., 8/1/13                                                         20,000                   21,734
--------------------------------------------------------------------------------------------------------------------------------
BHP Finance (USA) Ltd., 8.50% Gtd. Debs., 12/1/12                                            1,500,000                1,756,584
--------------------------------------------------------------------------------------------------------------------------------
Enterprise Rent-A-Car USA Finance Co., 7.875% Nts., 3/15/98(7)                               1,500,000                1,505,331
--------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.75% Nts., 8/15/08                                                   1,000,000                1,012,842
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.875% Nts., 3/1/03                                                 750,000                  770,451
--------------------------------------------------------------------------------------------------------------------------------
Midland American Capital Corp., 12.75% Gtd. Nts., 11/15/03                                     205,000                  215,084
--------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp., 10.20% Sub. Nts., 7/15/15                                                 1,300,000                1,748,590
--------------------------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd. Bonds, 8/1/27                                              300,000                  327,000
--------------------------------------------------------------------------------------------------------------------------------
Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                                         1,825,000                1,868,676
--------------------------------------------------------------------------------------------------------------------------------
Rank Group Finance plc, 6.75% Gtd. Nts., 11/30/04                                            1,000,000                1,003,500
--------------------------------------------------------------------------------------------------------------------------------
Ryder System, Inc., 8.75% Debs., Series J, 3/15/17                                           1,600,000                1,671,586
--------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc, 7.30% Nts., 5/15/02                                                            1,000,000                1,035,115


                            16 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                                                                            $1,125,000              $ 1,209,375
--------------------------------------------------------------------------------------------------------------------------------
Source One Mortgage Services Corp., 9% Debs., 6/1/12                                         1,250,000                1,379,060
--------------------------------------------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375% Gtd. Bonds, 6/1/27                                       2,000,000                2,180,952
                                                                                                                    -----------
                                                                                                                     18,011,472
--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.7%
Aetna Services, Inc., 8% Debs., 1/15/17                                                        849,000                  868,270
--------------------------------------------------------------------------------------------------------------------------------
Allmerica Capital I, 8.207% Debs., 2/3/27                                                    2,000,000                2,209,596
--------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Insurance Co., 7.697% Nts., 10/15/2097(5)                                     1,000,000                1,051,292
--------------------------------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                              200,000                  214,000
                                                                                                                    -----------
                                                                                                                      4,343,158

--------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--0.8%
--------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.1%
Nortek, Inc., 9.25% Sr. Nts., Series B, 3/15/07                                                250,000                  256,250
--------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE--0.7%
Continental Homes Holding Corp., 10% Gtd. Unsec. Bonds, 4/15/06                                 50,000                   54,750
--------------------------------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr. Gtd. Nts., 3/1/04(5)                                          50,000                   54,750
--------------------------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                                                250,000                  255,000
--------------------------------------------------------------------------------------------------------------------------------
Trizec Hahn Corp., 7.95% Sr. Unsec. Debs., 6/1/07CAD                                         2,000,000                1,450,435
                                                                                                                    -----------
                                                                                                                      1,814,935

--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--7.1%
--------------------------------------------------------------------------------------------------------------------------------
AEROSPACE--2.3%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(7)                                                       100,000                  104,500
--------------------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                                                        125,000                  132,500
12.25% Pass-Through Certificates, 12/1/02                                                    1,000,000                1,115,000
--------------------------------------------------------------------------------------------------------------------------------
Boeing Co., 7.50% Debs., 8/15/42                                                             2,000,000                2,254,914
--------------------------------------------------------------------------------------------------------------------------------
Rolls-Royce Capital, Inc., 7.125% Gtd. Nts., 7/29/03                                         1,000,000                1,028,125
--------------------------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., 9/1/07(7)                                250,000                  260,000
--------------------------------------------------------------------------------------------------------------------------------
Southwest Airlines Co., 9.25% Debs., 2/15/98                                                   500,000                  501,700
--------------------------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04(7)                                  250,000                  252,500
                                                                                                                    -----------
                                                                                                                      5,649,239

--------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.7%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., 7/15/07(7)                                   100,000                  105,000
--------------------------------------------------------------------------------------------------------------------------------
Chrysler Corp., 7.40% Debs., 8/1/2097                                                        3,000,000                3,212,247
--------------------------------------------------------------------------------------------------------------------------------
Ford Motor Co., 8.875% Debs., 11/15/22                                                       2,000,000                2,267,818
--------------------------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                                   200,000                  224,000
--------------------------------------------------------------------------------------------------------------------------------
Johnson Controls, Inc., 7.70% Debs., 3/1/15                                                    500,000                  564,073
--------------------------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                                    200,000                  213,500
                                                                                                                    -----------
                                                                                                                      6,586,638

                            17 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.1%
Caterpillar, Inc., 9.75% Debs., 6/1/19                                                      $1,750,000               $1,895,626
--------------------------------------------------------------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                                                                       650,000                  711,750
12.50% Debs., 7/15/07(7)(10)                                                                   137,982                  148,331
--------------------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                                               500,000                  560,000
--------------------------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                             325,000                  337,187
--------------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                                  150,000                  150,375
--------------------------------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub. Nts., 6/15/07(5)                     200,000                  202,500
--------------------------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                                   250,000                  263,125
--------------------------------------------------------------------------------------------------------------------------------
Westinghouse Electric Corp., 8.375% Nts., 6/15/02                                            1,000,000                1,050,813
                                                                                                                    -----------
                                                                                                                      5,319,707

--------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.9%
--------------------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.9%
Allbritton Communications Co., 11.50% Sr. Sub. Debs., 8/15/04                                  675,000                  710,437
--------------------------------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07                               175,000                  179,812
--------------------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                                    520,000                  559,000
--------------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                     200,000                  211,500
--------------------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                                  300,000                  298,500
9% Sr. Sub. Nts., Series B, 1/15/06                                                            400,000                  402,000
                                                                                                                    -----------
                                                                                                                      2,361,249

--------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--1.2%
Adelphia Communications Corp.:
9.25% Sr. Nts., 10/1/02                                                                        150,000                  153,750
9.875% Sr. Nts., Series B, 3/1/07                                                              200,000                  212,500
--------------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(11)                           250,000                  230,000
--------------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Nts., 7/1/02                                                   525,000                  569,625
--------------------------------------------------------------------------------------------------------------------------------
Knology Holdings, Inc., Units (each unit consists of $1,000 principal amount of 0%/11.875% sr. disc. nts., 10/15/07 and one warrant to
purchase .003734 shares of preferred stock)(5)(11)(12)                                         200,000                  110,000
--------------------------------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                                   100,000                  106,500
--------------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07CAD                                        600,000                  409,445
--------------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                1,000,000                1,111,644
                                                                                                                    -----------
                                                                                                                      2,903,464


                            18 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET VALUE
                                                                                              AMOUNT(1)             SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.6%
Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                          $  500,000              $   530,000
--------------------------------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07(7)                                     100,000                  106,750
--------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                                  400,000                  413,000
9.625% Sr. Sub. Nts., 12/1/06                                                                  150,000                  162,188
--------------------------------------------------------------------------------------------------------------------------------
Outdoor Systems, Inc., 8.875% Sr. Sub. Nts., 6/15/07                                           200,000                  209,000
                                                                                                                    -----------
                                                                                                                      1,420,938

--------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.1%
Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                      250,000                  250,090

--------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.1%
American Lawyer Media Holdings, Inc., 9.75% Sr. Nts., 12/15/07(7)                              250,000                  255,000
--------------------------------------------------------------------------------------------------------------------------------
OTHER--1.2%
--------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.0%
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(11)                                  100,000                   99,500
--------------------------------------------------------------------------------------------------------------------------------
SERVICES--1.2%
Archer Daniels Midland Co., 7.125% Debs., 3/1/13                                               750,000                  800,963
--------------------------------------------------------------------------------------------------------------------------------
ENSCO International, Inc.:
6.75% Nts., 11/15/07                                                                         1,000,000                1,007,035
7.20% Nts., 11/15/27                                                                         1,000,000                1,018,462
--------------------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07                                 200,000                  211,250
                                                                                                                    -----------
                                                                                                                      3,037,710

--------------------------------------------------------------------------------------------------------------------------------
RETAIL--1.7%
--------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES--0.3%
Sears Canada, Inc., 11.70% Debs., 7/10/00CAD                                                   500,000                  397,807
--------------------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                           300,000                  308,082
                                                                                                                    -----------
                                                                                                                        705,889

--------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.3%
May Department Stores Cos., 10.625% Debs., 11/1/10                                             405,000                  545,305
--------------------------------------------------------------------------------------------------------------------------------
Specialty Retailers, Inc., 9% Gtd. Unsec. Sr. Sub. Nts., 7/15/07                               100,000                  102,500
                                                                                                                    -----------
                                                                                                                        647,805

--------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--1.1%
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., 7/31/07(7)                                          550,000                  583,000
--------------------------------------------------------------------------------------------------------------------------------
Kroger Co., 8.50% Sr. Sec. Debs., 6/15/03                                                    1,000,000                1,050,837
--------------------------------------------------------------------------------------------------------------------------------
Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04                                                  300,000                  337,500
--------------------------------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., 7/1/07(7)                                  500,000                  520,000
--------------------------------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Unsec. Sr. Sub. Nts., 7/1/04                                150,000                  157,500
                                                                                                                    -----------
                                                                                                                      2,648,837


                            19 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--3.1%
--------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--2.7%
Cellular Communications International, Inc., Zero Coupon
Sr. Disc. Nts., 11.198%, 8/15/00(9)                                                         $1,450,000               $1,167,250
--------------------------------------------------------------------------------------------------------------------------------
Dial Call Communications, Inc., 0%/12.25% Sr. Disc. Nts., 4/15/04(11)                          300,000                  287,250
--------------------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                                     250,000                  255,000
--------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.75% Debs., 5/21/07                                         1,000,000                1,172,150
--------------------------------------------------------------------------------------------------------------------------------
Metrocall, Inc., 9.75% Sr. Sub. Nts., 11/1/07(7)                                                50,000                   49,625
--------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts., 9/15/07(7)(11)                                                        50,000                   31,750
0%/11.50% Sr. Disc. Nts., 9/1/03(11)                                                           250,000                  250,000
--------------------------------------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.625% Sr. Nts., 8/15/06                                                      70,000                   74,200
--------------------------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04                                  65,000                   70,850
--------------------------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(11)                             200,000                  149,500
--------------------------------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(11)                                                     200,000                  206,000
0%/14% Sr. Sub. Disc. Nts., 11/15/01(11)                                                     1,050,000                1,170,750
10.75% Sr. Nts., 11/1/04                                                                       520,000                  565,500
--------------------------------------------------------------------------------------------------------------------------------
Real Time Data, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and one warrant to
purchase six ordinary shares)(5)(11)(12)                                                     1,000,000                  380,000
--------------------------------------------------------------------------------------------------------------------------------
Star Choice Communications, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. sec. nts., 12/15/05 and one
warrant to buy common stock)(12)                                                               200,000                  206,000
--------------------------------------------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                                                      200,000                  206,000
--------------------------------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                                        300,000                  344,250
--------------------------------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04                                     100,000                   98,000
                                                                                                                    -----------
                                                                                                                      6,684,075

--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY--0.4%
Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06(11)                          145,000                  116,725
--------------------------------------------------------------------------------------------------------------------------------
COLT Telecom Group plc, Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase
7.8 ordinary shares)(11)(12)                                                                   350,000                  273,000
--------------------------------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875%
Cv. Sr. Sub. Disc. Nts., 12/15/05(7)(11)                                                       100,000                   76,813
--------------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07(11)                                           65,000                   47,125
--------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 9.625% Sr. Nts., 10/1/07                                        100,000                  104,000
--------------------------------------------------------------------------------------------------------------------------------
NTL, Inc., 10% Sr. Nts., 2/15/07                                                               100,000                  105,750
--------------------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47%
Sr. Disc. Nts., 10/15/07(7)(11)                                                                365,000                  248,200
--------------------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125%
Sr. Disc. Nts., 7/1/07(11)                                                                     150,000                  122,625
                                                                                                                    -----------
                                                                                                                      1,094,238


                            20 Oppenheimer Bond Fund

                                                                                              FACE                MARKET VALUE
                                                                                              AMOUNT(1)           SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.6%
--------------------------------------------------------------------------------------------------------------------------------
RAILROADS--1.3%
Canadian Pacific Ltd., 9.45% Debs., 8/1/21                                                  $1,000,000             $  1,278,950
--------------------------------------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc., 6.625% Nts., 3/1/05                                     750,000                  758,272
--------------------------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
Sr. Disc. Nts., Series B, 12/15/03(11)                                                       1,100,000                  968,000
--------------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 9.65% Medium-Term Nts., 4/17/00                                           100,000                  107,286
                                                                                                                   ------------
                                                                                                                      3,112,508

--------------------------------------------------------------------------------------------------------------------------------
SHIPPING--0.2%
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                                               400,000                  426,000
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(7)(12)                              100,000                  113,000
                                                                                                                   ------------
                                                                                                                        539,000

--------------------------------------------------------------------------------------------------------------------------------
TRUCKING--0.1%
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 7/1/07                                   350,000                  362,250
--------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.8%
--------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                                        300,000                  324,000
--------------------------------------------------------------------------------------------------------------------------------
Calpine Corp., 8.75% Sr. Nts., 7/15/07(7)                                                      185,000                  189,625
--------------------------------------------------------------------------------------------------------------------------------
Consumers Energy Co., 8.75% First Mtg. Nts., 2/15/98                                           250,000                  250,597
--------------------------------------------------------------------------------------------------------------------------------
First PV Funding Corp., 10.15% Lease Obligation Bonds,
Series 1986B, 1/15/16(5)                                                                       197,000                  209,063
--------------------------------------------------------------------------------------------------------------------------------
Public Service Co. of Colorado, 8.75% First Mtg. Bonds, 3/1/22                                 250,000                  276,115
--------------------------------------------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                                      500,000                  583,366
                                                                                                                   ------------
                                                                                                                      1,832,766

--------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.8%
Laclede Gas Co., 8.50% First Mtg. Bonds, 11/15/04                                              500,000                  557,739
--------------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co., 7.75% Debs., 2/1/04                                                     500,000                  532,226
--------------------------------------------------------------------------------------------------------------------------------
Texas Gas Transmission Corp., 8.625% Nts., 4/1/04                                              500,000                  555,629
--------------------------------------------------------------------------------------------------------------------------------
Union Gas Ltd., 13% Debs., 6/30/03CAD                                                          464,000                  338,197
                                                                                                                   ------------
                                                                                                                      1,983,791
--------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.3%
GTE Corp., 8.85% Debs., 3/1/98                                                                 300,000                  301,217
--------------------------------------------------------------------------------------------------------------------------------
New York Telephone Co., 9.375% Debs., 7/15/31                                                2,500,000                2,817,648
                                                                                                                   ------------
                                                                                                                      3,118,865
                                                                                                                   ------------
Total Corporate Bonds and Notes (Cost $103,314,823)                                                                 107,739,264


                            21 Oppenheimer Bond Fund

                                                                                                                   MARKET VALUE
                                                                                                SHARES             SEE NOTE (1)
================================================================================================================================
COMMON STOCKS--0.0%
--------------------------------------------------------------------------------------------------------------------------------
Optel, Inc. (Cost $0)(5)(13)                                                                       100              $        --

================================================================================================================================
PREFERRED STOCKS--1.4%
--------------------------------------------------------------------------------------------------------------------------------
Allstate Financing I, 7.95% Gtd. Quarterly Income Preferred
Securities, Series A                                                                            80,000                2,075,000
--------------------------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B, Non-Vtg.                          13,000                  444,437
--------------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(7)(10)                                                      100                  104,750
--------------------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Trust, 9% Preferred Securities                                          505,000                  530,250
--------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Sr. Exchangeable Preferred(10)                                3,381                  210,467
--------------------------------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.(10)                                        53                   60,554
                                                                                                                    -----------
Total Preferred Stocks (Cost $3,165,304)                                                                              3,425,458

                                                                                                 UNITS
================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------------------------------------------------------
American Communications Services, Inc. Wts., Exp. 11/05(5)                                         300                   28,650
--------------------------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc. Wts., Exp. 8/03(5)                                     500                    8,500
--------------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/04                                                              2,800                    5,600
--------------------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(5)                                                      1,980                   24,750
--------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc. Wts., Exp. 2/09(5)                                                 3,050                       31
Orion Network Systems, Inc. Wts., Exp. 1/07(5)                                                     200                    2,500
                                                                                                                    -----------
Total Rights, Warrants and Certificates (Cost $3,500)                                                                    70,031


                                                                                         FACE AMOUNT(1)
================================================================================================================================
STRUCTURED INSTRUMENTS--0.5%
--------------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Lehman Brothers High Yield Bond Index Nts., 12.50%, 2/4/98                                  $  500,000                  499,200
--------------------------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust, 7.50% Sr. Nts., 5/31/02(5)(6)                                    742,000                  786,944
                                                                                                                   ------------
Total Structured Instruments (Cost $1,242,000)                                                                        1,286,144

================================================================================================================================
REPURCHASE AGREEMENTS--2.1%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,  6.60%, dated 12/31/97, to be  repurchased  at $5,201,907  on 1/2/98,  collateralized  by U.S.  Treasury
Bonds, 8%-10.625%, 8/15/15-11/15/21, with a value of $3,854,252, and U.S.
Treasury Nts., 5.875%-7.50%, 9/30/01-12/31/01,
with a value of $1,452,554 (Cost $5,200,000)                                                 5,200,000                5,200,000

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $277,840,513)                                                 115.5%              286,563,209
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                            (15.5)             (38,414,567)
                                                                                           -----------             ------------
NET ASSETS                                                                                      100.0%             $248,148,642
                                                                                           ===========             ============


                            22 Oppenheimer Bond Fund

--------------------------------------------------------------------------------
1. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: CAD--Canadian Dollar.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline and prepayment rates increase. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

4. When-issued security to be delivered and settled after December 31, 1997.

5. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

6. Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,623,957 or 4.28% of the Fund's net assets as of December 31, 1997.

8.  Securities  with  an  aggregate   market  value  of  $929,032  are  held  in
collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

10. Interest or dividend is paid in kind.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

13. Non-income producing security.

See accompanying Notes to Financial Statements.

                            23 Oppenheimer Bond Fund

STATEMENT OF ASSETS AND LIABILITIES  December 31, 1997



====================================================================================================================
ASSETS
Investments, at value (cost $277,840,513)                                                              $286,563,209
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                                        390,159
--------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                                                   20,641
--------------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                         16,365,960
Interest and principal paydowns                                                                           3,656,399
Shares of beneficial interest sold                                                                          301,417
Daily variation on futures contracts--Note 6                                                                 82,564
--------------------------------------------------------------------------------------------------------------------
Other                                                                                                         5,691
                                                                                                       ------------
Total assets                                                                                            307,386,040

===================================================================================================================
LIABILITIES Payables and other liabilities:
Investments purchased (including $57,811,085 purchased on a
when-issued basis)--Note 1                                                                               58,014,647
Dividends                                                                                                   631,775
Shares of beneficial interest redeemed                                                                      258,531
Distribution and service plan fees                                                                          150,358
Transfer and shareholder servicing agent fees                                                                47,292
Other                                                                                                       134,795
                                                                                                       ------------
Total liabilities                                                                                        59,237,398

===================================================================================================================
NET ASSETS                                                                                             $248,148,642
                                                                                                       ============

===================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                        $241,988,295
--------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                           6,579
--------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                                            (2,819,276)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                                  8,973,044
                                                                                                      -------------
Net assets                                                                                             $248,148,642
                                                                                                      =============



                            24 Oppenheimer Bond Fund

=======================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $190,705,711 and 17,383,073 shares of beneficial interest outstanding)                             $10.97
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                                      $11.52

-----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,254,895
and 4,399,924 shares of beneficial interest outstanding)                                                         $10.97

-----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,188,036
and 837,017 shares of beneficial interest outstanding)                                                           $10.98

See accompanying Notes to Financial Statements.



                            25 Oppenheimer Bond Fund

STATEMENT OF OPERATIONS  For the Year Ended December 31, 1997


===============================================================================================================
INVESTMENT INCOME
Interest                                                                                            $19,692,749
---------------------------------------------------------------------------------------------------------------
Dividends                                                                                               196,995
                                                                                                    -----------
Total income                                                                                         19,889,744

===============================================================================================================
EXPENSES
Management fees--Note 4                                                                               1,751,986
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                 461,146
Class B                                                                                                 414,137
Class C                                                                                                  61,208
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                   412,037
---------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                     154,722
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              49,736
---------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                  18,708
---------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                               6,839
---------------------------------------------------------------------------------------------------------------
Other                                                                                                    15,848
                                                                                                    -----------
Total expenses                                                                                        3,346,367

===============================================================================================================
NET INVESTMENT INCOME                                                                                16,543,377

===============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
Investments                                                                                           2,873,379
Closing of futures contracts--Note 6                                                                   (688,832)
Closing and expiration of options written--Note 7                                                       (29,905)
Foreign currency transactions                                                                            42,729
                                                                                                    -----------
Net realized gain                                                                                     2,197,371

---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                           3,870,507
Translation of assets and liabilities denominated in foreign currencies                                (205,493)
                                                                                                    -----------
Net change                                                                                            3,665,014
                                                                                                    -----------
Net realized and unrealized gain                                                                      5,862,385

===============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $22,405,762
                                                                                                    ===========

See accompanying Notes to Financial Statements.


                            26 Oppenheimer Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS




                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        1997                     1996
=============================================================================================================================
OPERATIONS
Net investment income                                                                 $  16,543,377              $ 15,830,998
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                         2,197,371                   313,209
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                     3,665,014                (5,325,416)
                                                                                       ------------              ------------
Net increase in net assets resulting from operations                                     22,405,762                10,818,791

=============================================================================================================================
DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS  Dividends  from net  investment income:
Class A                                                                                 (13,459,796)              (12,577,460)
Class B                                                                                  (2,655,088)               (2,405,982)
Class C                                                                                    (389,245)                 (214,115)
------------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                                                          --                  (517,955)
Class B                                                                                          --                  (103,919)
Class C                                                                                          --                   (11,567)

=============================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                                  (7,491,024)               28,392,776
Class B                                                                                   8,379,500                   659,280
Class C                                                                                   4,696,745                   404,645

=============================================================================================================================
NET ASSETS
Total increase                                                                           11,486,854                24,444,494
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     236,661,788               212,217,294
                                                                                       ------------              ------------
End of period (including undistributed net investment
income of $6,579 for the year ended 12/31/97)                                          $248,148,642              $236,661,788
                                                                                       ============              ============

See accompanying Notes to Financial Statements.


                            27 Oppenheimer Bond Fund

FINANCIAL HIGHLIGHTS


                                                CLASS A
                                                -----------------------------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                                1997              1996               1995              1994              1993
===================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $10.70            $10.98            $10.01             $11.12            $10.74
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .77               .78               .69                .65               .69
Net realized and unrealized gain (loss)               .27              (.28)              .96              (1.08)              .40
                                                     ----              ----              ----               ----              ----
Total income (loss) from
investment operations                                1.04               .50              1.65               (.43)             1.09
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.77)             (.75)             (.68)              (.65)             (.71)
Dividends in excess of net
investment income                                      --                --                --               (.03)               --
Tax return of capital                                  --              (.03)               --                 --                --
                                                     ----              ----              ----               ----              ----
Total dividends and distributions
to shareholders                                      (.77)             (.78)             (.68)              (.68)             (.71)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.97            $10.70            $10.98             $10.01            $11.12
                                                   ======            ======            ======             ======            ======

===================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 10.13%             4.87%            16.94%             (3.87)%           10.30%

===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                   $190,706          $193,515          $169,059           $ 96,640          $110,759
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $187,458          $178,130          $116,940           $102,168          $111,702
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                7.20%             7.35%             6.47%              6.25%             6.20%
Expenses, before voluntary
reimbursement by the Manager                         1.27%             1.30%             1.27%              1.06%             1.06%
Expenses, net of voluntary
reimbursement by the Manager                          N/A               N/A              1.26%               N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           50.5%             53.7%            175.4%              70.3%            110.1%




1. For the period from July 11, 1995  (inception  of  offering)  to December 31,
1995.

2. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.


                            28 Oppenheimer Bond Fund


 CLASS B                                                                              CLASS C
 --------------------------------------------------------------------------           -------------------------------------------
 YEAR ENDED DECEMBER 31,                                                              YEAR ENDED DECEMBER 31,
 1997               1996           1995          1994            1993(2)              1997              1996            1995(1)
=================================================================================================================================

 $10.69            $10.98          $10.01        $11.11            $11.10            $10.70             $10.99            $10.89
---------------------------------------------------------------------------------------------------------------------------------

    .69               .70             .63           .58               .40               .69                .70               .28
    .28              (.29)            .94         (1.08)              .03               .28               (.29)              .10
   ----              ----           -----          ----              ----              ----               ----              ----

    .97               .41            1.57          (.50)              .43               .97                .41               .38

---------------------------------------------------------------------------------------------------------------------------------

   (.69)             (.67)           (.60)         (.57)             (.42)             (.69)              (.67)             (.28)

     --                --              --          (.03)               --                --                 --                --
     --              (.03)             --            --                --                --               (.03)               --
   ----              ----            ----          ----              ----              ----               ----              ----

   (.69)             (.70)           (.60)         (.60)             (.42)             (.69)              (.70)             (.28)
---------------------------------------------------------------------------------------------------------------------------------
 $10.97            $10.69          $10.98        $10.01            $11.11            $10.98             $10.70            $10.99
 ======            ======          ======        ======            ======            ======             ======            ======

=================================================================================================================================
   9.41%             3.99%          16.06%        (4.53)%            3.91%             9.39%              4.00%             3.76%

=================================================================================================================================


$48,255           $38,826         $39,187        $3,451            $1,809            $9,188             $4,322            $3,971
---------------------------------------------------------------------------------------------------------------------------------
$41,439           $38,068         $12,823        $2,747            $  922            $6,134             $3,404            $  979
---------------------------------------------------------------------------------------------------------------------------------

   6.42%             6.59%           5.84%         5.53%             4.80%(4)          6.36%              6.60%             6.32%(4)

   2.02%             2.05%           2.12%         1.78%             1.90%(4)          2.02%              2.05%             2.25%(4)

    N/A               N/A            2.08%          N/A               N/A               N/A                N/A              1.96%(4)
---------------------------------------------------------------------------------------------------------------------------------
   50.5%             53.7%          175.4%         70.3%            110.1%             50.5%              53.7%            175.4%

5. The lesser of purchases or sales of portfolio securities for a period, during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage $134,090,911, respectively. For the year ended December 31, 1995, purchases and sales of investment securities included mortgage "dollar-rolls."

See accompanying Notes to Financial Statements.

                            29 Oppenheimer Bond Fund

NOTES TO FINANCIAL STATEMENTS


================================================================================
1.SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be identical rights to earnings, assets and voting privileges, except that each attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.


-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.



                            30 Oppenheimer Bond Fund

================================================================================
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $57,811,085.

                    In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.


--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                            31 Oppenheimer Bond Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,038,000 which expires between 2002 and 2004.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $32,669, an increase in accumulated net realized loss of $870,459 and an increase in paid-in capital of $903,128.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                            32 Oppenheimer Bond Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 1997                 YEAR ENDED DECEMBER 31, 1996
                                            -----------------------------------          ---------------------------------
                                            SHARES                  AMOUNT               SHARES                 AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                         2,678,397           $  28,887,221           1,955,093           $ 20,810,615
Dividends reinvested                           831,219               8,947,815             815,100              8,651,382
Issued in connection with
the acquisition of:
Connecticut Mutual Income
Account--Note 9                                     --                      --           3,020,216             31,863,280
Jefferson-Pilot Investment Grade
Bond Fund, Inc.--Note 9                             --                      --           1,801,334             19,273,967
Redeemed                                    (4,216,384)            (45,326,060)         (4,901,741)           (52,206,468)
                                           -----------           -------------          ----------           ------------
Net increase (decrease)                       (706,768)          $  (7,491,024)          2,690,002           $ 28,392,776
                                           ===========           =============          ==========           ============
--------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                         1,711,754           $  18,512,789             946,117           $ 10,072,138
Dividends reinvested                           168,332               1,813,048             163,467              1,735,740
Issued in connection with
the acquisition of
Connecticut Mutual Income
Account--Note 9                                     --                      --               8,156                 86,045
Redeemed                                    (1,110,660)            (11,946,337)         (1,057,712)           (11,234,643)
                                           -----------           -------------          ----------           ------------
Net increase                                   769,426           $   8,379,500              60,028           $    659,280
                                           ===========           =============          ==========           ============
--------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                           536,735           $   5,809,737             279,925           $  2,989,461
Dividends reinvested                            25,947                 280,265              17,112                181,810
Redeemed                                      (129,410)             (1,393,257)           (254,743)            (2,766,626)
                                           -----------           -------------          ----------           ------------
Net increase                                   433,272           $   4,696,745              42,294           $    404,645
                                           ===========           =============          ==========           ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $8,722,696 was composed of gross appreciation of $10,899,814, and gross depreciation of $2,177,118.



                            33 Oppenheimer Bond Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion.

                     For the year ended December 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $346,782, of which $134,951 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares and C totaled $591,879 and $49,753, respectively, of which $39,149 and $1,770, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1997, OFDI received contingent deferred sales charges of $156,781 and $1,757, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1997, OFDI paid $153,632 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                     The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day.


                            34 Oppenheimer Bond Fund

================================================================================
During the year ended December 31, 1997, OFDI paid $5,726 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $333,996 and $31,990, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI distributing shares before the Plan was terminated. At December 31, 1997, OFDI had incurred unreimbursed expenses of $1,268,141 for Class B and $120,021 for Class C.


================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                     The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                     Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                     Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                     Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward contracts as follows:

                                    EXPIRATION         CONTRACT AMOUNT       VALUATION AS OF               UNREALIZED
                                    DATE               (000S)                DECEMBER 31, 1997             APPRECIATION
------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
Canadian Dollar (CAD)               1/21/98            600 CAD               $419,758                      $20,641


                            35 Oppenheimer Bond Fund

================================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At December 31, 1997, the Fund had outstanding futures contracts as follows:

                                                                              VALUATION AS OF               UNREALIZED
                                        EXPIRATION          NUMBER OF         DECEMBER 31,                  APPRECIATION
                                        DATE                CONTRACTS         1997                          (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
U.S. Treasury Bonds, 30 yr.             3/98                      233             $28,069,219                  $  347,438
                                                                                                               ----------
CONTRACTS TO SELL
-----------------
U.S. Treasury Nts., 2 yr.               3/98                       10               2,077,500                      (4,531)
U.S. Treasury Nts., 5 yr.               3/98                      222              24,114,750                    (109,406)
U.S. Treasury Nts., 10 yr.              3/98                        5                 560,781                      (2,969)
                                                                                                               ----------
                                                                                                                 (116,906)
                                                                                                               ----------
                                                                                                               $  230,532
                                                                                                               ==========

                            36 Oppenheimer Bond Fund

================================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying securities at a fixed price, upon exercise of the option.

                     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1997 was as follows:

                                                      CALL OPTIONS                             PUT OPTIONS
                                                      ----------------------------             ---------------------------
                                                      NUMBER OF          AMOUNT OF             NUMBER OF        AMOUNT OF
                                                      OPTIONS            PREMIUMS              OPTIONS          PREMIUMS
-------------------------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1996                    --           $     --                   --           $    --
Options written                                         10,100             59,063                    9             2,618
Options closed or expired                              (10,100)           (59,063)                  (9)           (2,618)
                                                      --------           --------            ---------           -------
Options outstanding at December 31, 1997                    --           $     --                   --           $    --
                                                      ========           ========            =========           =======




                            37 Oppenheimer Bond Fund

================================================================================
8. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $22,939,865, which represents 9.24% of the Fund's net assets.

================================================================================
9.  ACQUISITION  OF  CONNECTICUT  MUTUAL  INCOME  ACCOUNT  AND   JEFFERSON-PILOT
INVESTMENT GRADE BOND FUND, INC.

On April 26, 1996, the Fund acquired all the net assets of Connecticut Mutual Income Account, pursuant to an agreement and plan of reorganization approved by the Connecticut Mutual Income Account shareholders on March 18, 1996. The Fund issued 3,020,216 and 8,156 shares of beneficial interest for Class A and Class B, respectively, valued at $31,863,280 and $86,045, in exchange for the net assets, resulting in combined Class A net assets of $189,629,984 and Class B net assets of $6,106,676 on April 26, 1996. The net assets acquired included net unrealized depreciation of $633,177. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                     On December 20, 1996, the Fund acquired all the net assets of Jefferson-Pilot Investment Grade Bond Fund, Inc. pursuant to an agreement and plan of reorganization approved by the Jefferson-Pilot Investment Grade Bond Fund, Inc. shareholders on December 3, 1996. The Fund issued 1,801,334 shares of beneficial interest for Class A, valued at $19,273,967, in exchange for the net assets, resulting in combined Class A net assets of $202,088,473 on December 20, 1996. The net assets acquired included net unrealized appreciation of $1,288,511. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                            38 Oppenheimer Bond Fund

================================================================================
10. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

The Fund had no borrowings outstanding during the year ended December 31, 1997.



                            39 Oppenheimer Bond Fund

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Bond Fund as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for the period January 1, 1993 to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund at December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Denver, Colorado
January 23, 1998


                            40 Oppenheimer Bond Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)


================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                     Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by 1.21% to arrive at the net amount eligible for the corporate dividend-received deduction.

                     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                            41 Oppenheimer Bond Fund

OPPENHEIMER BOND FUND


================================================================================
OFFICERS AND TRUSTEES       James C. Swain, Chairman and Chief Executive
                              Officer
                            Bridget A. Macaskill, President
                            Robert G. Avis, Trustee
                            William A. Baker, Trustee
                            Charles Conrad, Jr., Trustee
                            Raymond J. Kalinowski, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            Ned M. Steel, Trustee
                            George C. Bowen, Vice President, Treasurer and
                              Assistant Secretary
                            Andrew J. Donohue, Vice President and Secretary
                            David P. Negri, Vice President
                            Jerry Webman, Vice President
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR          OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS        Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL Myer, Swanson, Adams & Wolf, P.C.

                            This is a copy of a report to shareholders of Oppenheimer Bond Fund. This report must be preceded by a Prospectus of Oppenheimer Bond Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                            42 Oppenheimer Bond Fund

OPPENHEIMERFUNDS FAMILY



==================================================================================================================================
REAL ASSET FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Real Asset Fund                                     Gold & Special Minerals Fund

==================================================================================================================================
STOCK FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Developing Markets Fund                             Discovery Fund                                     Growth Fund
International Small                                 Quest Small Cap Value Fund                         Global Fund
Company Fund                                        MidCap Fund                                        Quest Global Value Fund
Enterprise Fund                                     Capital Appreciation Fund(1)                       Disciplined Value Fund
International Growth Fund                           Quest Capital Value Fund                           Quest Value Fund

==================================================================================================================================
STOCK & BOND FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Main Street Income &                                Quest Growth & Income                              Disciplined Allocation Fund
  Growth Fund                                       Value Fund                                         Multiple Strategies Fund(2)
Quest Opportunity Value Fund                        Global Growth & Income Fund                        Bond Fund for Growth
Total Return Fund                                   Equity Income Fund

==================================================================================================================================
BOND FUNDS
----------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                             Champion Income Fund                               U.S. Government Trust
High Yield Fund                                     Strategic Income Fund                              Limited-Term Government Fund
                                                    Bond Fund

==================================================================================================================================
MUNICIPAL FUNDS
----------------------------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)                        Pennsylvania Municipal Fund(3)                     Rochester Division:
Florida Municipal Fund(3)                           Municipal Bond Fund                                Rochester Fund Municipals
New Jersey Municipal Fund(3)                        Insured Municipal Fund                             Limited Term New York
New York Municipal Fund(3)                          Intermediate Municipal Fund                        Municipal Fund

==================================================================================================================================
MONEY MARKET FUNDS(4)
----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                   Cash Reserves

==================================================================================================================================
LIFESPAN
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                         Balanced Fund                                      Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

                            43 Oppenheimer Bond Fund

OPPENHEIMER LIFESPAN FUNDS
Annual Report October 31, 1997




OPPENHEIMER LIFESPAN BALANCED FUND

OPPENHEIMER LIFESPAN GROWTH FUND

OPPENHEIMER LIFESPAN INCOME FUND













[LOGO] OPPENHEIMERFUNDS-SM-
       THE RIGHT WAY TO INVEST

Oppenheimer LifeSpan Funds offer you THREE portfolios, each of which has a mix of securities to help meet your investment GOALS.

--------------------------------------------------------------------------------
HOW YOUR FUND IS MANAGED
--------------------------------------------------------------------------------

Oppenheimer LifeSpan Balanced Fund        in a strategically allocated
seeks a blend of capital                  portfolio consisting primarily of
appreciation and income.  The Fund        stocks. Current income is not a
actively allocates assets across          primary consideration.
two broad asset categories--stocks
and fixed-income securities, with              Oppenheimer LifeSpan Income
a stronger emphasis on stocks--to         Fund seeks high current income,
meet clearly distinguished risk           with opportunities for capital
and return objectives.                    appreciation.  It invests in a
                                          strategically allocated portfolio
     Oppenheimer LifeSpan Growth          consisting primarily of bond
Fund seeks long-term capital              instruments.
appreciation.  It invests

--------------------------------------------------------------------------------
MARKET UPDATE
--------------------------------------------------------------------------------
For most of the one-year period           While many feared that this
ended October 31, 1997, the               signaled the end of the bull
economy was marked by steady              market, as we ended the fiscal
growth and low inflation.  After a        year, recovery seemed well on its
brief period of volatility                way.
triggered by the Federal Reserve's
slight interest rate increase in               To deal with this ever-changing
late March, the stock and bond            volatile environment, each of the
markets resumed their generally           LifeSpan portfolios includes a
positive trends.  Starting in             diversified spectrum of investments
June, the stock market posted a           aimed at achieving good performance
string of new highs, with the Dow         while limiting overall portfolio risk
Jones Industrial Average                  in a variety of market conditions.
ultimately topping 8000.  However,        Over the past year, the strategic
troubles in the Asian currency            allocation of assets over a broad
markets, which began during the           range of stocks and bonds has helped
summer, escalated to crisis level         position the Funds to capture the
in October.  This created turmoil         strength of the large-cap stock
in stock and bond markets around          market while limiting the effects of
the world, leading to the largest         some of the declines of the small-cap
one-day point decline in the Dow          equity and bond markets.
on October 27, 1997.


2   Oppenheimer LifeSpan Funds

BRIDGET A. MACASKILL
President
Oppenheimer
LifeSpan Funds


Dear Shareholder,

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

     To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

     While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike. While only one short-term interest rate hike occurred in March of 1997, the other factors have held true.

     We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

     For frequent market updates, please visit our web site at WWW.OPPENHEIMERFUNDS.COM or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, THE RIGHT WAY TO INVEST. We look forward to helping you reach your investment goals in the future.

/s/Bridget A. Macaskill

Bridget A. Macaskill

November 21, 1997



3   Oppenheimer LifeSpan Funds


        -----------               FUND OVERVIEW
        PERFORMANCE
        -----------               Following is a brief              The HIGH YIELD                 On the fixed-income
                                  commentary on each           segment offered good,          side, the HIGH YIELD
Average Annual Total Returns      LifeSpan Fund, including     though volatile returns,       segment was fueled by
for the period ended 10/31/97     discussions about some of    especially in strong           solid returns in the
(without sales charges)(1):       the investments that         growth sectors such as         telecommunications sector.
                                  affected the performance     telecommunications             The GOVERNMENT/CORPORATE
------------------------------    within each of the Funds'    technology.  Our               BOND and SHORT-TERM BOND
A SHARES   B SHARES   C SHARES    components over the past     GOVERNMENT/CORPORATE BOND      segments also delivered
------------------------------    year.                        segment benefited from the     solid returns for the year.
                                                               controlled,
LIFESPAN GROWTH FUND              OPPENHEIMER LIFESPAN         non-inflationary growth in     OPPENHEIMER LIFESPAN
1 year                            GROWTH FUND                  the United States.             INCOME FUND
------------------------------
12.96%     12.07%     12.05%      Not surprisingly, the        OPPENHEIMER LIFESPAN           In spite of frequent bouts
------------------------------    Fund's stock holdings were   BALANCED FUND                  of short-term volatility,
Since inception                   the major contributors to                                   the bond market enjoyed
------------------------------    performance.  A relatively   For most of the year, the      favorable returns over the
17.97%     14.65%     10.06%      large number of stocks in    strong stock market was a      past year, aided by the
------------------------------    the financial and            significant boon to the        noninflationary growth
                                  technology industries did    Fund, which had roughly        environment in the United
LIFESPAN BALANCED FUND            very well, and in the last   60% of the Fund's assets       States.  That's because
1 year                            quarter of the period        allocated to equities.         when inflation is low,
------------------------------    small-cap stocks staged a    Financial and technology       interest rates generally
12.66%     11.70%     11.73%      rally.                       stocks were leading            stay low, which helps
------------------------------                                 performers, followed by        stabilize bond prices.
Since inception                        During the year ended   small cap and
------------------------------    October 31, 1997, the        international stocks.               The Fund's strongest
15.38%     12.37%     9.96%       strongest performers were    Fund returns were further      performer, which benefited
------------------------------    the VALUE/GROWTH             helped in the final            from overall superior
                                  component, followed by the   quarter by a bond market       stock market returns, was
LIFESPAN INCOME FUND              GROWTH/INCOME component.     rally.                         the GROWTH/INCOME segment.
1 year                            The SMALL-CAP EQUITY                                        The HIGH YIELD segment
------------------------------    component ended the year          The Fund's largest        also proved to be
11.30%     10.51%     11.03%      on a positive note, as       gains came from the            beneficial, as well as the
------------------------------    well.  The INTERNATIONAL     VALUE/GROWTH segment and       GOVERNMENT/CORPORATE BOND
Since inception                   EQUITY component also        the GROWTH/INCOME              and the SHORT-TERM BOND
------------------------------    finished strongly for the    component.  The SMALL-CAP      components, which both saw
10.82%     8.94%      10.04%      year. This was due in        EQUITY segment generated       competive returns for the
------------------------------    large part to the fact       moderate gains. By             period.
                                  that we were able to         generally avoiding the
Average Annual Total Returns      almost entirely avoid the    currency crisis in
for the period ended 9/30/97      difficulties in Southeast    Southeast Asia, our
(after sales charges)(2):         Asia.                        INTERNATIONAL EQUITY
                                                               component performed very
LIFESPAN GROWTH FUND                                           well.
1 year
------------------------------
11.23%     12.10%     16.12%
------------------------------
Since inception                   Total returns include changes in share price and reinvestment of dividends and
------------------------------    capital gains distributions in a hypothetical investment for the periods shown.
18.17%     16.56%     14.66%      IN REVIEWING  THE PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST
------------------------------    PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL
                                  VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
LIFESPAN BALANCED FUND            WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.  For more
1 year                            complete information, please review the prospectus.  Prior to March 1, 1996, the
------------------------------    Funds had a different investment advisor.  However, the prior portfolio
9.94%      10.81%     14.87%      management team is now employed by OppenheimerFunds, Inc.  Additionally,
------------------------------    Babson-Stewart Ivory International became the Subadvisor for the international
Since inception                   component of the Funds' portfolios on 3/1/96.  BEA  Associates and Pilgrim
------------------------------    Baxter & Associates have continued as Subadvisors to certain components of the
14.88%     13.35%     13.62%      Funds' portfolios.
------------------------------
                                  1. Includes changes in net asset value per share without deducting any sales
LIFESPAN INCOME FUND              charges.  Such performance would have been lower if sales charges were taken
1 year                            into account.
------------------------------
7.37%      7.92%      12.54%      2. Class A returns include the current maximum initial sales charge of 5.75%
------------------------------    unless otherwise stated.  Class A shares were first offered on 5/1/95.  The
Since inception                   maximum Class A sales charge rate was lower during a portion of the periods
------------------------------    shown, and actual investment results will be different as a result.  Class B
8.73%      7.69%      11.02%      average annual total returns include the applicable contingent deferred sales
------------------------------    charge of 5% (1-year) and 4% (since inception on 10/2/95). Class C total returns include the applicable contingent deferred sales charge of 1% for the 1-year period.  Class C shares have an inception date of 5/1/96.  An explanation of the different performance calculations is in the Funds' prospectus.  Class B and C shares are subject to an annual asset-based sales charge of 0.75%.

                                  4   Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS OCTOBER 31, 1997
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                 MARKET VALUE
                                                                                          AMOUNT               SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 2.0%
-----------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, Asset Backed Certificates, Series
1997-1, Cl. A, 6.25%, 8/25/05                                                             $   125,000         $    124,945
-----------------------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series
1997-2, Cl. A, 6.752%, 6/25/07                                               (1)              175,000              175,848
-----------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust:
Receivables-Backed Nts., Series 1997-A, Cl. A5, 6.80%, 2/15/05                                150,000              153,296
Series 1996-A, Cl. A4, 5.85%, 7/15/01                                                         145,000              144,796
                                                                                                              ---------------

Total Asset-Backed Securities (Cost $593,509)                                                                      598,885

-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 10.1%
-----------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                                                           250,000              247,813
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
Participation Certificates:
5.50%, 5/1/98                                                                                   8,327                8,250
Series 1711, Cl. EA, 7%, 3/15/24                                                              200,000              204,750
Gtd. Multiclass Mtg. Participation Certificates:
6%, 3/1/09                                                                                    308,916              306,489
Series 1574, Cl. PD, 5.55%, 3/15/13                                                            75,000               74,812
Series 1843, Cl. VB, 7%, 4/15/03                                                               85,000               87,496
Series 1849, Cl. VA, 6%, 12/15/10                                                             244,705              241,953
Interest-Only Stripped Mtg.-Backed Security:
Series 1583, Cl. IC, 9.283%, 1/15/20                                         (2)              500,000               80,000
Series 1661, Cl. PK, 5.965%, 11/15/06                                        (2)              874,957               74,098
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                                   233,155              232,017
6.50%, 4/1/26                                                                                 187,449              184,621
7%, 4/1/00                                                                                    115,282              116,387
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-181, Cl. C, 5.40%,
10/25/02                                                                                      226,979              225,844
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                                                       189,438              188,455
Medium-Term Nts., 6.56%, 11/13/01                                                             125,000              125,313
Trust 1994-13, Cl. B, 6.50%, 2/25/09                                                          200,000              199,812
-----------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-7, C1. A18, 6%, 2/25/09                        198,885              186,455
-----------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl. A3, 6.50%, 2/25/12                                            74,000               74,335
-----------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl. A2, 6.75%, 9/25/27                                         175,000              175,260
                                                                                                              ---------------

Total Mortgage-Backed Obligations (Cost $2,987,639)                                                              3,034,160


5 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 14.2%
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                                                      $ 1,795,000         $  2,052,471
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 8/15/05                                                                                650,000              674,172
6.75%, 6/30/99                                                                                380,000              386,769
7.50%, 11/15/01                                                                             1,100,000            1,168,407
                                                                                                              ---------------

Total U.S. Government Obligations (Cost $4,121,898)                                                              4,281,819

-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 42.3%
-----------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 5.0%
-----------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 2.2%

Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                       (3)              145,000              145,197
-----------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                                         150,000              159,743
-----------------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.25% Gtd.
Sr. Sec. Disc. Nts., 7/15/01                                                                   50,000               52,250
-----------------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07                       (3)               50,000               50,250
-----------------------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                                85,000              108,567
-----------------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                         85,000              104,061
-----------------------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr.
Sub. Nts., Series B, 7/1/06                                                                    50,000               55,250
                                                                                                              ---------------
                                                                                                                   675,318
-----------------------------------------------------------------------------------------------------------------------------
METALS/MINING - 0.8%

Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                                    165,000              177,913
-----------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                                 50,000               53,875
                                                                                                              ---------------
                                                                                                                   231,788
-----------------------------------------------------------------------------------------------------------------------------
PAPER - 1.2%

Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                      (1)              145,000              145,362
-----------------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05                                  50,000               54,500
-----------------------------------------------------------------------------------------------------------------------------
Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                 (1)               50,000               56,875
-----------------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                                100,000              102,250
                                                                                                              ---------------
                                                                                                                   358,987
-----------------------------------------------------------------------------------------------------------------------------
STEEL - 0.8%

Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
Series B, 4/15/03                                                                              50,000               51,500
-----------------------------------------------------------------------------------------------------------------------------
NS Group, Inc., 13.50% Gtd. Sr. Sec. Nts., 7/15/03                                             45,000               51,637
-----------------------------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01                             25,000               24,250
-----------------------------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                                               50,000               52,375
-----------------------------------------------------------------------------------------------------------------------------
Weirton Steel Corp., 10.75% Sr. Nts., 6/1/05                                                   50,000               52,875
                                                                                                              ---------------
                                                                                                                   232,637
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 5.6%
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 1.3%

Black & Decker Corp., 6.625% Nts., 11/15/00                                                   145,000              146,609
-----------------------------------------------------------------------------------------------------------------------------
Dyersburg Corp., 9.75% Sr. Sub. Nts., 9/1/07                                 (3)               50,000               51,250
-----------------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub. Disc.
Nts., Series B, 11/15/04                                                     (4)               50,000               43,000
-----------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                     85,000               91,622
-----------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                                        50,000               51,875
                                                                                                              ---------------
                                                                                                                   384,356


6 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.7%

AmeriServe Food Distribution, Inc., 8.875% Sr. Nts., 10/15/06                (3)          $    50,000         $     50,125
-----------------------------------------------------------------------------------------------------------------------------
Dole Food Co., 6.75% Nts., 7/15/00                                                            150,000              151,913
                                                                                                              ---------------
                                                                                                                   202,038
-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 1.2%

Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                           160,000              160,161
-----------------------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07               (3)               50,000               51,875
-----------------------------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50% Sr. Sub. Nts., Series B, 4/1/06            (1)               50,000               52,000
-----------------------------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts., 8/15/06                                 50,000               52,250
-----------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc., 13% Sr. Sub. Nts., 8/15/02                           (1)               50,000               53,187
                                                                                                              ---------------
                                                                                                                   369,473
-----------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING - 2.2%

Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                                  50,000               53,500
-----------------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03                                 100,000               95,500
-----------------------------------------------------------------------------------------------------------------------------
GB Property Funding Corp., 10.875% First Mtg. Nts., 1/15/04                                    50,000               43,750
-----------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                                                       75,000               76,991
-----------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                               (3)               50,000               51,250
-----------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                          (3)               50,000               51,250
-----------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., Series B, 11/15/02                      25,000               32,125
-----------------------------------------------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05                                         50,000               53,625
-----------------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.25% First Mtg. Bonds, 1/15/06                                       50,000               52,250
-----------------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                                      100,000              108,500
-----------------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                       45,000               38,475
                                                                                                              ---------------
                                                                                                                   657,216
-----------------------------------------------------------------------------------------------------------------------------
LEISURE - 0.2%

Bally Total Fitness Holdings, 9.875% Sr. Sub. Nts., 10/15/07                 (3)               50,000               49,250
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 3.1%
-----------------------------------------------------------------------------------------------------------------------------
Coastal Corp.:
8.125% Sr. Nts., 9/15/02                                                                       85,000               91,098
8.75% Sr. Nts., 5/15/99                                                                        55,000               57,104
-----------------------------------------------------------------------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75% Sr. Nts., Series B, 1/15/01                                   70,000               73,150
-----------------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., 2/15/07                                                 50,000               50,000
-----------------------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                                                                        75,000               81,331
9% Debs., 8/15/99                                                                              75,000               78,561
-----------------------------------------------------------------------------------------------------------------------------
HS Resources, Inc., 9.25% Sr. Sub. Nts., 11/15/06                                              50,000               51,500
-----------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                        100,000              106,892
-----------------------------------------------------------------------------------------------------------------------------
Mesa Operating Co., 0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06              (4)               75,000               60,375
-----------------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                                75,000               78,915
-----------------------------------------------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                                       85,000               88,692
-----------------------------------------------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., 6/15/02                         (3)               25,000               25,750
-----------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                           100,000               97,781
                                                                                                              ---------------
                                                                                                                   941,149
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 10.7%
-----------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 2.7%

Barnett Banks, Inc., 8.50% Sub. Exchangeable Nts., 3/1/99                                      60,000               61,898
-----------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                                          55,000               55,093


7 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS (CONTINUED)

Citicorp, 5.625% Sr. Nts., 2/15/01                                                        $    90,000         $     88,955
-----------------------------------------------------------------------------------------------------------------------------
First Fidelity Bancorporation, 8.50% Sub. Capital Nts., 4/1/98                                 55,000               55,521
-----------------------------------------------------------------------------------------------------------------------------
First Union Corp., 6.75% Sr. Nts., 1/15/98                                                     55,000               55,106
-----------------------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                      145,000              161,749
-----------------------------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                             145,000              146,437
-----------------------------------------------------------------------------------------------------------------------------
Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                                     185,000              185,098
                                                                                                              ---------------
                                                                                                                   809,857
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 6.2%

American General Finance Corp., 8.50% Sr. Nts., 8/15/98                                        60,000               61,213
-----------------------------------------------------------------------------------------------------------------------------
American General Institutional Capital, 8.125% Bonds, Series B,
3/15/46                                                                      (3)               75,000               80,645
-----------------------------------------------------------------------------------------------------------------------------
Beneficial Corp., 9.125% Debs., 2/15/98                                                       145,000              146,302
-----------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                                           75,000               75,736
-----------------------------------------------------------------------------------------------------------------------------
Capital One Funding Corp., 7.25% Nts., 12/1/03                                                 50,000               50,351
-----------------------------------------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
Nts., 1/26/01                                                                                  60,000               61,616
-----------------------------------------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                             145,000              142,362
-----------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc.:

6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                                                  90,000               89,490

6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                                                60,000               60,013
-----------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                                             145,000              145,616
-----------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:

5.625% Nts., 2/15/01                                                                          175,000              172,302

5.65% Medium-Term Nts., 12/15/97                                                              300,000              299,963
-----------------------------------------------------------------------------------------------------------------------------
Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98                                         55,000               56,212
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                                 150,000              151,778
-----------------------------------------------------------------------------------------------------------------------------
MCII Holdings (USA), Inc., 0%/15% Sec. Nts., 11/15/02                        (4)               50,000               41,688
-----------------------------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000
principal amount of 11.50% sr. nts., 3/15/07 and one                         (5)               50,000               51,500
warrant to purchase 6.84 shares of common stock)
-----------------------------------------------------------------------------------------------------------------------------
Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D, 3/1/99                                   160,000              165,421
                                                                                                              ---------------
                                                                                                                 1,852,208
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.8%
-----------------------------------------------------------------------------------------------------------------------------
Cigna Corp., 7.90% Nts., 12/14/98                                                              150,000             152,879
-----------------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                              100,000             109,067
-----------------------------------------------------------------------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                                         120,000             123,728
-----------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01                                         145,000             147,469
                                                                                                              ---------------
                                                                                                                   533,143
-----------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED - 0.4%
-----------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.2%

American Standard, Inc., 10.875% Sr. Nts., 5/15/99                           (1)                70,000              74,375
-----------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 0.2%

First Industrial LP, 7.15% Bonds, 5/15/27                                                       75,000              77,179
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 1.1%
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE - 0.1%

GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                                   25,000              25,500


8 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 1.0%
-----------------------------------------------------------------------------------------------------------------------------
Day International Group, Inc., 11.125% Sr. Sub. Nts., Series B, 6/1/05       (1)          $    50,000         $     53,750
-----------------------------------------------------------------------------------------------------------------------------
Interlake Corp., 12.125% Sr. Sub. Debs., 3/1/02                                                50,000               52,125
-----------------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05                                   50,000               54,875
-----------------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/07                                              50,000               50,500
-----------------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                            (1)               40,000               41,900
-----------------------------------------------------------------------------------------------------------------------------
Specialty Equipment Co., 11.375% Sr. Sub. Nts., 12/1/03                                        50,000               54,375
                                                                                                              ---------------
                                                                                                                   307,525
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 4.2%
-----------------------------------------------------------------------------------------------------------------------------
BROADCASTING - 0.4%

Allbritton Communications Co., 9.75% Sr. Sub. Debs.,

Series B, 11/30/07                                                                             50,000               50,250
-----------------------------------------------------------------------------------------------------------------------------
Fox Kids Worldwide, Inc., 0%/10.25% Sr. Disc. Nts., 11/1/07               (3)(4)               50,000               28,875
-----------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                     50,000               52,625
                                                                                                              ---------------
                                                                                                                   131,750
-----------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 2.3%

Adelphia Communications Corp., 10.50% Sr. Nts., 7/15/04                      (3)               50,000               52,250
-----------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd., 1.75%/15.75% Gtd. Sr. Sec. Disc. Nts., 5/15/03         (6)               75,664               55,235
-----------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp., 9.875% Sr. Sub. Debs., 2/15/13                                      50,000               53,375
-----------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.375% Sr. Sub. Debs., 5/15/05                                                  50,000               53,500
-----------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04             (4)               50,000               44,500
-----------------------------------------------------------------------------------------------------------------------------
Falcon Holdings Group LP, 11% Sr. Sub. Nts., 9/15/03                         (7)               65,347               66,890
-----------------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr. Nts., 8/15/04                            (3)               50,000               52,375
-----------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.875% Sr. Nts., 7/15/07                                          50,000               49,625
-----------------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07            (3)               50,000               51,750
-----------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                 125,000              138,356
-----------------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., Zero Coupon Sr.
Sec. Disc. Nts., Series B, 14%, 11/15/99                                     (8)              100,000               82,500
                                                                                                              ---------------
                                                                                                                   700,356
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA - 0.7%

Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                           (3)               25,000               25,000
-----------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                         (3)               50,000               50,500
-----------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 7.45% Nts., 2/1/98                                                         145,000              145,486
                                                                                                              ---------------
                                                                                                                   220,986
-----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM - 0.8%

American Skiing Corp., 12% Sr. Sub. Nts., Series B, 7/15/06                  (1)               75,000               83,625
-----------------------------------------------------------------------------------------------------------------------------
Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                     145,000              145,194
                                                                                                              ---------------
                                                                                                                   228,819
-----------------------------------------------------------------------------------------------------------------------------
OTHER - 1.1%
-----------------------------------------------------------------------------------------------------------------------------
SERVICES - 1.1%

Employee Solutions, Inc., 10% Sr. Nts., 10/15/04                             (1)               50,000               49,250
-----------------------------------------------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Nts., 10/15/07                            (3)               50,000               48,750
-----------------------------------------------------------------------------------------------------------------------------
Shop Vac Corp., 10.625% Sr. Nts., 9/1/03                                                       75,000               81,563
-----------------------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                                           75,000               79,359
-----------------------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., 12/1/06                                      80,000               78,526
                                                                                                              ---------------
                                                                                                                   337,448


9 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RETAIL - 2.7%
-----------------------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES - 1.8%

Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                               $   120,000         $    122,129
-----------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                                       60,000               66,326
-----------------------------------------------------------------------------------------------------------------------------
Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                (1)               50,000               52,500
-----------------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                          290,000              299,285
                                                                                                              ---------------
                                                                                                                   540,240
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.1%

K Mart Corp., 7.75% Debs., 10/1/12                                                             50,000               47,250
-----------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS - 0.8%

Dairy Mart Convenience Stores, Inc., 10.25% Sr. Sub. Nts., 3/15/04                             50,000               49,250
-----------------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                                       145,000              145,840
-----------------------------------------------------------------------------------------------------------------------------
Jitney-Jungle Stores of America, Inc., 12% Gtd. Sr. Nts., 3/1/06                               50,000               56,250
                                                                                                              ---------------
                                                                                                                   251,340
-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 4.1%
-----------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 2.5%

DecisionOne Corp., 9.75% Sr. Sub. Nts., 8/1/07                                                 50,000               51,750
-----------------------------------------------------------------------------------------------------------------------------
Digital Equipment Corp., 7% Nts., 11/15/97                                                    215,000              215,068
-----------------------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                (3)               50,000               49,563
-----------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01                  (1)               25,000               20,875
-----------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14%
Sr. Disc. Nts., Series B, 6/1/06                                             (4)               50,000               33,500
-----------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 8/15/04                (4)              100,000               84,750
-----------------------------------------------------------------------------------------------------------------------------
Plantronics, Inc., 10% Sr. Nts., 1/15/01                                     (1)               75,000               78,000
-----------------------------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc.,
0%/13.50% Sr. Disc. Nts., 8/1/07                                             (1)(4)            75,000               42,750
-----------------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts.,
8/15/06                                                                                        50,000               55,375
-----------------------------------------------------------------------------------------------------------------------------
Unisys Corp., 12% Sr. Nts., Series B, 4/15/03                                                  50,000               56,250
-----------------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                                           50,000               53,875
                                                                                                              ---------------
                                                                                                                   741,756
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY - 1.6%

American Communications Services, Inc., 0%/13% Sr. Disc. Nts.,
11/1/05                                                                      (4)               75,000               52,875
-----------------------------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06            (4)               75,000               59,156
-----------------------------------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 10.125% Sr. Nts., 5/15/05                                           25,000               26,625
-----------------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07           (4)               75,000               58,125
-----------------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts., 2/15/07          (4)               50,000               32,250
-----------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 0%/11.25% Sr. Disc. Nts., 7/15/07           (4)               50,000               33,250
-----------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50%
Sr. Deferred Coupon Nts., Series B, 2/1/06                                   (4)              100,000               73,500
-----------------------------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 12.50% Sr. Nts., Series B, 10/1/05                                   50,000               57,000
-----------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07                            (4)               50,000               34,750
-----------------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc.:

0%/11.125% Sr. Disc. Nts., 7/1/07                                            (4)               25,000               19,719

9.875% Sr. Nts., 7/1/06                                                                        25,000               27,438
                                                                                                              ---------------
                                                                                                                   474,688


10 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.9%
-----------------------------------------------------------------------------------------------------------------------------
RAILROADS - 1.1%

CSX Corp., 7.05% Debs., 5/1/02                                                            $    85,000         $     86,993
-----------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                                    75,000               78,755
-----------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                                                         150,000              152,803
                                                                                                              ---------------
                                                                                                                   318,551
-----------------------------------------------------------------------------------------------------------------------------
SHIPPING - 0.8%

Federal Express Corp., 6.25% Nts., 4/15/98                                                    240,000              240,297
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES - 2.4%
-----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.9%

Consumers Energy Co., 8.75% First Mtg. Nts., 2/15/98                                          145,000              145,947
-----------------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                (1)               75,000               75,750
-----------------------------------------------------------------------------------------------------------------------------
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04                            (1)               50,000               48,250
                                                                                                              ---------------
                                                                                                                   269,947
-----------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 1.1%

Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                     220,000              222,749
-----------------------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                               100,000              105,230
                                                                                                              ---------------
                                                                                                                   327,979
-----------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.4%

GTE Corp., 8.85% Debs., 3/1/98                                                                 60,000               60,528
-----------------------------------------------------------------------------------------------------------------------------
Peoples Telephone Co., Inc., 12.25% Sr. Nts., 7/15/02                                          50,000               52,125
                                                                                                              ---------------
                                                                                                                   112,653
                                                                                                              ---------------
Total Corporate Bonds and Notes (Cost $12,488,086)                                                              12,726,059

                                                                                          SHARES
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 23.6%
-----------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 2.9%
-----------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.3%

Dexter Corp.                                                                                    4,300              168,775
-----------------------------------------------------------------------------------------------------------------------------
Ethyl Corp.                                                                                    13,300              114,712
-----------------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                                                                3,149              106,082
                                                                                                              ---------------
                                                                                                                   389,569
-----------------------------------------------------------------------------------------------------------------------------
PAPER - 0.4%

Unisource Worldwide, Inc.                                                                       6,900              112,556
-----------------------------------------------------------------------------------------------------------------------------
STEEL - 1.2%

Carpenter Technology Corp.                                                                      3,200              154,800
-----------------------------------------------------------------------------------------------------------------------------
Oregon Steel Mills, Inc.                                                                        4,500               94,781
-----------------------------------------------------------------------------------------------------------------------------
UNR Industries, Inc.                                                                           23,000              117,875
                                                                                                              ---------------
                                                                                                                   367,456
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 0.8%
-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 0.5%

Glaxo Wellcome plc, Sponsored ADR                                                               3,800              162,687
-----------------------------------------------------------------------------------------------------------------------------
RESTAURANTS - 0.3%

Piccadilly Cafeterias, Inc.                                                                     6,900              102,637


11 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                                              MARKET VALUE
                                                                                          SHARES              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 3.4%
-----------------------------------------------------------------------------------------------------------------------------
Amoco Corp.                                                                                     1,400         $    128,362
-----------------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                                                          2,400              197,550
-----------------------------------------------------------------------------------------------------------------------------
Chevron Corp.                                                                                   2,300              190,756
-----------------------------------------------------------------------------------------------------------------------------
Exxon Corp.                                                                                     3,000              184,312
-----------------------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                                     2,400              174,750
-----------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                                      4,700              131,012
                                                                                                              ---------------
                                                                                                                 1,006,742
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.8%
-----------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 2.1%

BankAmerica Corp.                                                                               1,000               71,500
-----------------------------------------------------------------------------------------------------------------------------
BankBoston Corp.                                                                                2,000              162,125
-----------------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                               2,700              132,469
-----------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                                               1,900              113,762
-----------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                                 500              145,687
                                                                                                              ---------------
                                                                                                                   625,543
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL -2.3%
-----------------------------------------------------------------------------------------------------------------------------
Camden Property Trust                                                                           4,800              144,000
-----------------------------------------------------------------------------------------------------------------------------
Capstone Capital Corp.                                                                          5,900              139,387
-----------------------------------------------------------------------------------------------------------------------------
Crescent Real Estate Equities, Inc.                                                             4,200              151,200
-----------------------------------------------------------------------------------------------------------------------------
Health & Retirement Properties Trust                                                            6,800              127,500
-----------------------------------------------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                                                   3,100              132,525
                                                                                                              ---------------
                                                                                                                   694,612
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 0.4%

HSB Group, Inc.                                                                                 2,500              130,469
-----------------------------------------------------------------------------------------------------------------------------
Housing Related - 0.9%
-----------------------------------------------------------------------------------------------------------------------------
Homebuilders/Real Estate - 0.9%

Cornerstone Properties, Inc.                                                                    8,300              153,031
-----------------------------------------------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                                     (9)                5,000              126,250
                                                                                                              ---------------
                                                                                                                   279,281
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 2.2%
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE - 1.5%

General Dynamics Corp.                                                                          2,300              186,731
-----------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                           1,200              114,075
-----------------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                                       2,400              137,400
                                                                                                              ---------------
                                                                                                                   438,206
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 0.7%

PACCAR, Inc.                                                                                    5,000              225,312
-----------------------------------------------------------------------------------------------------------------------------
RETAIL - 1.2%
-----------------------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES - 0.4%

Penney (J.C.) Co., Inc.                                                                         2,100              123,244
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.8%

Brown Group, Inc.                                                                               6,500               98,313
-----------------------------------------------------------------------------------------------------------------------------
New England Business Service, Inc.                                                              5,000              145,625
                                                                                                              ---------------
                                                                                                                   243,938


12 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                                              MARKET VALUE
                                                                                          SHARES              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 0.0%
-----------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 0.0%

Nextel Communications, Inc., Cl. A                                           (9)                  154         $      4,043
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.7%
-----------------------------------------------------------------------------------------------------------------------------
RAILROADS - 0.7%

GATX Corp.                                                                                      3,100              200,144
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES - 6.7%
-----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.4%

Duke Energy Corp.                                                                               3,704              178,718
-----------------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                                 3,000              155,063
-----------------------------------------------------------------------------------------------------------------------------
Illinova Corp.                                                                                  4,000               89,000
-----------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                                                   5,000              146,563
-----------------------------------------------------------------------------------------------------------------------------
Western Resources, Inc.                                                                         3,900              145,275
                                                                                                              ---------------
                                                                                                                   714,619
-----------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 2.2%

El Paso Natural Gas Co.                                                                         3,800              227,763
-----------------------------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                                                          3,700              128,113
-----------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                                           3,700              163,263
-----------------------------------------------------------------------------------------------------------------------------
Questar Corp.                                                                                   3,300              127,463
                                                                                                              ---------------
                                                                                                                   646,602
-----------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 2.1%
-----------------------------------------------------------------------------------------------------------------------------
Ameritech Corp.                                                                                 2,100              136,500
-----------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                                                             2,473              197,531
-----------------------------------------------------------------------------------------------------------------------------
Frontier Corp.                                                                                  5,700              123,263
-----------------------------------------------------------------------------------------------------------------------------
U S West Communications Group                                                                   4,200              167,213
                                                                                                              ---------------
                                                                                                                   624,507
                                                                                                              ---------------

Total Common Stocks (Cost $5,534,380)                                                                            7,092,167

-----------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.6%
-----------------------------------------------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg. (Cost $115,000)                                  1,200              174,000



                                                                                          UNITS
-----------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-----------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00                                          (1)                  75                   --
-----------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/01                          (1)                 333                  333
-----------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts., Exp. 6/00                               (1)                  50                3,500
-----------------------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., 8/07                                                             258                    3
-----------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc. Wts., Exp. 12/49                                       (1)                  50                  750
                                                                                                              ---------------

Total Rights, Warrants and Certificates (Cost $470)                                                                  4,586


13 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Income Fund

                                                                                          FACE                MARKET VALUE
                                                                                          AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 6.3%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.68%,
dated 10/31/97, to be repurchased at $1,883,891 on 11/3/97,
collateralized by U.S. Treasury Nts., 7.25%, 8/15/04, with a
value of $1,923,955 (Cost $1,883,000)                                                     $  1,883,000        $  1,883,000

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $27,723,982)                                                     99.1%        29,794,676
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                     0.9            259,607
                                                                                            --------------    ---------------
NET ASSETS                                                                                        100.0%      $ 30,054,283
                                                                                            --------------    ---------------
                                                                                            --------------    ---------------



1. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.
These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $965,905 or 3.21% of the Fund's net assets as of October 31, 1997.
4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
6.  Represents the current interest rate for an increasing rate security.
7.  Interest or dividend is paid in kind.
8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
9.  Non-income producing security.
See accompanying Notes to Financial Statements.


14 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS OCTOBER 31, 1997
Oppenheimer LifeSpan Balanced Fund

                                                                                                                    MARKET VALUE
                                                                                                    SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 57.7%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 2.7%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.0%
Ciba Specialty Chemicals AG                                                                  (1)           1,200    $     118,162
-----------------------------------------------------------------------------------------------------------------------------------
Dexter Corp.                                                                                               5,000          196,250
-----------------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                                                                            2,100          119,437
-----------------------------------------------------------------------------------------------------------------------------------
Ethyl Corp.                                                                                               15,900          137,137
-----------------------------------------------------------------------------------------------------------------------------------
Fuji Photo Film Co.                                                                                        1,000           36,252
-----------------------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                                                                           2,834           95,470
                                                                                                                    ---------------
                                                                                                                          702,708
-----------------------------------------------------------------------------------------------------------------------------------
METALS - 0.8%
Allegheny Teledyne, Inc.                                                                                   4,000          105,250
-----------------------------------------------------------------------------------------------------------------------------------
Carpenter Technology Corp.                                                                                 3,700          178,987
-----------------------------------------------------------------------------------------------------------------------------------
Oregon Steel Mills, Inc.                                                                                   7,400          155,862
-----------------------------------------------------------------------------------------------------------------------------------
UNR Industries, Inc.                                                                                      25,000          128,125
                                                                                                                    ---------------
                                                                                                                          568,224
-----------------------------------------------------------------------------------------------------------------------------------
PAPER - 0.9%
Fletcher Challenge Forest                                                                                 80,000           77,345
-----------------------------------------------------------------------------------------------------------------------------------
Fort James Corp.                                                                                           4,675          185,539
-----------------------------------------------------------------------------------------------------------------------------------
International Paper Co.                                                                                    2,900          130,500
-----------------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark de Mexico, SA                                                                              16,000           69,582
-----------------------------------------------------------------------------------------------------------------------------------
Unisource Worldwide, Inc.                                                                                  8,100          132,131
                                                                                                                    ---------------
                                                                                                                          595,097
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 7.1%
-----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.1%
Bridgestone Corp.                                                                                          3,000           64,854
-----------------------------------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                                                               9,900          182,531
-----------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.                                                                                 2,600          162,825
-----------------------------------------------------------------------------------------------------------------------------------
Groupe SEB SA                                                                                                700           79,823
-----------------------------------------------------------------------------------------------------------------------------------
Lear Corp.                                                                                   (1)           1,400           67,287
-----------------------------------------------------------------------------------------------------------------------------------
Rinnai Corp.                                                                                               3,000           48,890
-----------------------------------------------------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                                                     (1)           6,000          151,500
                                                                                                                    ---------------
                                                                                                                          757,710
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.7%
Alaska Air Group, Inc.                                                                       (1)           2,200           73,425
-----------------------------------------------------------------------------------------------------------------------------------
America West Holdings Corp., Cl. B                                                           (1)           4,100           60,731
-----------------------------------------------------------------------------------------------------------------------------------
AMR Corp.                                                                                    (1)           1,700          197,944
-----------------------------------------------------------------------------------------------------------------------------------
CDL Hotels International Ltd.                                                                            290,000           83,479
-----------------------------------------------------------------------------------------------------------------------------------
Granada Group plc                                                                                          9,000          124,057
-----------------------------------------------------------------------------------------------------------------------------------
Landry's Seafood Restaurants, Inc.                                                           (1)           2,500           70,000
-----------------------------------------------------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                                                                7,900          117,512
-----------------------------------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc.                                                                          (1)           5,800          133,400
-----------------------------------------------------------------------------------------------------------------------------------
UAL Corp.                                                                                    (1)             900           78,862
-----------------------------------------------------------------------------------------------------------------------------------
Vistana, Inc.                                                                                (1)          10,100          231,037
                                                                                                                    ---------------
                                                                                                                        1,170,447
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.9%
Applied Graphics Technologies, Inc.                                                          (1)           4,200          224,700
-----------------------------------------------------------------------------------------------------------------------------------
Benpres Holdings Corp., Sponsored GDR                                                        (1)           5,000           23,125


15 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                    MARKET VALUE
                                                                                                    SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
Reed International plc                                                                                     9,000    $      88,968
-----------------------------------------------------------------------------------------------------------------------------------
Reuters Holdings plc                                                                                       8,000           86,729
-----------------------------------------------------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                                                                26,000           72,320
-----------------------------------------------------------------------------------------------------------------------------------
Wolters Kluwer NV                                                                                            900          110,557
                                                                                                                    ---------------
                                                                                                                          606,399
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 1.6%
adidas AG                                                                                                    900          131,249
-----------------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Corp.                                                                                        1,500           94,219
-----------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.                                                            (1)           1,600           70,400
-----------------------------------------------------------------------------------------------------------------------------------
Marks & Spencer plc                                                                                       13,000          131,888
-----------------------------------------------------------------------------------------------------------------------------------
North Face, Inc. (The)                                                                       (1)           5,100          120,487
-----------------------------------------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                                                                    5,700          334,519
-----------------------------------------------------------------------------------------------------------------------------------
Wolverine World Wide, Inc.                                                                                 7,975          175,450
                                                                                                                    ---------------
                                                                                                                        1,058,212
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 1.8%
Argos plc                                                                                                 10,000          105,896
-----------------------------------------------------------------------------------------------------------------------------------
Brown Group, Inc.                                                                                          8,300          125,537
-----------------------------------------------------------------------------------------------------------------------------------
Brylane, Inc.                                                                                (1)             400           17,375
-----------------------------------------------------------------------------------------------------------------------------------
Dickson Concepts International Ltd.                                                                       42,000           90,472
-----------------------------------------------------------------------------------------------------------------------------------
Eagle Hardware & Garden, Inc.                                                                (1)           7,100          120,700
-----------------------------------------------------------------------------------------------------------------------------------
Guitar Center, Inc.                                                                          (1)           4,300           93,525
-----------------------------------------------------------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                                                                              2,700          110,573
-----------------------------------------------------------------------------------------------------------------------------------
Koninklijke Ahold NV                                                                                       3,600           92,192
-----------------------------------------------------------------------------------------------------------------------------------
New England Business Service, Inc.                                                                         5,800          168,925
-----------------------------------------------------------------------------------------------------------------------------------
Payless ShoeSource, Inc.                                                                     (1)           1,500           83,625
-----------------------------------------------------------------------------------------------------------------------------------
Shimamura Co. Ltd.                                                                                         2,000           54,045
-----------------------------------------------------------------------------------------------------------------------------------
Stage Stores, Inc.                                                                           (1)           4,300          156,950
                                                                                                                    ---------------
                                                                                                                        1,219,815
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.9%
-----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.4%
Embotelladora Andina SA, Series A, Sponsored ADR                                                           3,200           76,800
-----------------------------------------------------------------------------------------------------------------------------------
Embotelladora Andina SA, Series B, Sponsored ADR                                                           3,200           65,600
-----------------------------------------------------------------------------------------------------------------------------------
Quilmes Industrial Quinsa SA, Sponsored ADR                                                                3,750           46,406
-----------------------------------------------------------------------------------------------------------------------------------
Scottish & Newcastle plc                                                                                   6,000           67,361
                                                                                                                    ---------------
                                                                                                                          256,167
-----------------------------------------------------------------------------------------------------------------------------------
FOOD - 1.7%
American Stores Co.                                                                                        5,400          138,712
-----------------------------------------------------------------------------------------------------------------------------------
Carrefour Supermarche SA                                                                                     190           98,962
-----------------------------------------------------------------------------------------------------------------------------------
Colruyt SA                                                                                                   250          134,126
-----------------------------------------------------------------------------------------------------------------------------------
Jeronimo Martins & Filho, SA                                                                               1,400           91,218
-----------------------------------------------------------------------------------------------------------------------------------
JP Foodservice, Inc.                                                                         (1)           4,000          127,750
-----------------------------------------------------------------------------------------------------------------------------------
Kroger Co.                                                                                   (1)           5,300          172,912
-----------------------------------------------------------------------------------------------------------------------------------
Morningstar Group, Inc.                                                                      (1)           3,500          149,625
-----------------------------------------------------------------------------------------------------------------------------------
Safeway, Inc.                                                                                (1)           2,000          116,250
-----------------------------------------------------------------------------------------------------------------------------------
William Morrison Supermarkets plc                                                                         40,000          132,140
                                                                                                                    ---------------
                                                                                                                        1,161,695


16 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 2.3%
Dura Pharmaceuticals, Inc.                                                                   (1)           3,500    $     169,312
-----------------------------------------------------------------------------------------------------------------------------------
Gedeon Richter                                                                               (2)           1,000           92,066
-----------------------------------------------------------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                                                                          4,300          184,094
-----------------------------------------------------------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.                                                                 (1)           1,200           96,600
-----------------------------------------------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A                                                          (1)           4,250          204,531
-----------------------------------------------------------------------------------------------------------------------------------
Novartis AG                                                                                                  100          157,048
-----------------------------------------------------------------------------------------------------------------------------------
Novo-Nordisk AS, B Shares                                                                                  1,000          108,382
-----------------------------------------------------------------------------------------------------------------------------------
Roche Holding AG                                                                                              12          105,744
-----------------------------------------------------------------------------------------------------------------------------------
Schering AG                                                                                                1,000           98,190
-----------------------------------------------------------------------------------------------------------------------------------
SKW Trostberg AG                                                                                           3,000          103,710
-----------------------------------------------------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                                                            5,000          136,360
-----------------------------------------------------------------------------------------------------------------------------------
Zeneca Group plc                                                                                           4,000          126,170
                                                                                                                    ---------------
                                                                                                                        1,582,207
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.7%
Acuson Corp.                                                                                 (1)           5,800          108,750
-----------------------------------------------------------------------------------------------------------------------------------
Alternative Living Services, Inc.                                                            (1)           4,000           98,000
-----------------------------------------------------------------------------------------------------------------------------------
Concentra Managed Care, Inc.                                                                 (1)           1,000           32,625
-----------------------------------------------------------------------------------------------------------------------------------
FPA Medical Management, Inc.                                                                 (1)           4,800          115,800
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare Financial Partners, Inc.                                                          (1)             700           24,150
-----------------------------------------------------------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                                                                         1,500           95,812
-----------------------------------------------------------------------------------------------------------------------------------
National Surgery Centers, Inc.                                                               (1)           8,800          220,000
-----------------------------------------------------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.                                                                (1)           4,700          198,575
-----------------------------------------------------------------------------------------------------------------------------------
Renal Treatment Centers, Inc.                                                                (1)           3,400          112,837
-----------------------------------------------------------------------------------------------------------------------------------
Rural/Metro Corp.                                                                            (1)           6,200          215,450
-----------------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham plc                                                                                    16,894          160,062
-----------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                                       (1)           4,635          141,657
-----------------------------------------------------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.                                                              (1)           6,166          189,990
-----------------------------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.                                                              (1)           1,800           82,350
                                                                                                                    ---------------
                                                                                                                        1,796,058
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.8%
Blyth Industries, Inc.                                                                       (1)           4,050          100,744
-----------------------------------------------------------------------------------------------------------------------------------
L'OREAL                                                                                                      350          123,793
-----------------------------------------------------------------------------------------------------------------------------------
Premark International, Inc.                                                                                5,600          151,550
-----------------------------------------------------------------------------------------------------------------------------------
Reckitt & Colman plc                                                                                       9,000          138,017
                                                                                                                    ---------------
                                                                                                                          514,104
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY - 5.3%
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.4%
Diamond Offshore Drilling, Inc.                                                                            4,600          286,350
-----------------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.                                                                          (1)           4,300          133,838
-----------------------------------------------------------------------------------------------------------------------------------
Oryx Energy Co.                                                                              (1)           4,300          118,519
-----------------------------------------------------------------------------------------------------------------------------------
Pool Energy Services Co.                                                                     (1)           2,700           91,631
-----------------------------------------------------------------------------------------------------------------------------------
Tidewater, Inc.                                                                                            3,000          197,063
-----------------------------------------------------------------------------------------------------------------------------------
Varco International, Inc.                                                                    (1)           2,200          134,063
                                                                                                                    ---------------
                                                                                                                          961,464
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 3.9%
Amoco Corp.                                                                                                3,100          284,231
-----------------------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                                                                     3,000          246,938


17 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED (CONTINUED)
Chevron Corp.                                                                                              5,900    $     489,331
-----------------------------------------------------------------------------------------------------------------------------------
Cliffs Drilling Co.                                                                          (1)           1,100           79,956
-----------------------------------------------------------------------------------------------------------------------------------
Exxon Corp.                                                                                                5,500          337,906
-----------------------------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                                                5,000          364,063
-----------------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                                                 9,800          273,175
-----------------------------------------------------------------------------------------------------------------------------------
Patterson Energy, Inc.                                                                       (1)           2,400          134,400
v-----------------------------------------------------------------------------------------------------------------------------------
Quinenco SA, ADR                                                                             (1)           2,700           39,488
-----------------------------------------------------------------------------------------------------------------------------------
Shell Transport & Trading Co. plc                                                                         14,000           99,189
-----------------------------------------------------------------------------------------------------------------------------------
Total SA, B Shares                                                                                         1,641          181,734
-----------------------------------------------------------------------------------------------------------------------------------
UTI Energy Corp.                                                                             (1)           2,200           98,175
                                                                                                                    ---------------
                                                                                                                        2,628,586
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 9.2%
-----------------------------------------------------------------------------------------------------------------------------------
BANKS - 3.8%
Banco Popular Espanol SA                                                                                   1,600           94,202
-----------------------------------------------------------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.                                                                              6,000           78,324
-----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Corp.                                                                                          4,200          300,300
-----------------------------------------------------------------------------------------------------------------------------------
BankBoston Corp.                                                                                           4,800          389,100
-----------------------------------------------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                                                                  1,850          107,379
-----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Group                                                                                          700           98,880
-----------------------------------------------------------------------------------------------------------------------------------
Credito Italiano                                                                             (1)          48,000          128,225
-----------------------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                                          7,400          363,063
-----------------------------------------------------------------------------------------------------------------------------------
Halifax plc                                                                                  (1)           9,000          102,098
-----------------------------------------------------------------------------------------------------------------------------------
Lloyds TSB Group plc                                                                                      17,000          212,380
-----------------------------------------------------------------------------------------------------------------------------------
Mitsubishi Trust & Banking Corp.                                                                           8,000           98,445
-----------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                                                          4,400          263,450
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                                          1,200          349,650
                                                                                                                    ---------------
                                                                                                                        2,585,496
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.6%
Amresco, Inc.                                                                                (1)           7,300          229,038
-----------------------------------------------------------------------------------------------------------------------------------
Camden Property Trust                                                                                      5,400          162,000
-----------------------------------------------------------------------------------------------------------------------------------
Capstone Capital Corp.                                                                                     6,700          158,287
-----------------------------------------------------------------------------------------------------------------------------------
Cattles plc                                                                                               12,000           75,259
-----------------------------------------------------------------------------------------------------------------------------------
Crescent Real Estate Equities, Inc.                                                                        9,200          331,200
-----------------------------------------------------------------------------------------------------------------------------------
Haw Par Brothers International Ltd.                                                                       41,000           66,464
-----------------------------------------------------------------------------------------------------------------------------------
Health & Retirement Properties Trust                                                                       7,800          146,250
-----------------------------------------------------------------------------------------------------------------------------------
ING Groep NV                                                                                               2,552          107,170
-----------------------------------------------------------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                                                                      3,600           73,487
-----------------------------------------------------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                                                              3,900          166,725
-----------------------------------------------------------------------------------------------------------------------------------
Money Store, Inc. (The)                                                                                    1,700           48,238
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.                                                                3,300          161,700
-----------------------------------------------------------------------------------------------------------------------------------
Nichiei Co. Ltd.                                                                                           1,300          142,679
-----------------------------------------------------------------------------------------------------------------------------------
Perlis Plantations Berhad                                                                                 28,000           50,985
-----------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc.                                                                                              1,600          124,300
-----------------------------------------------------------------------------------------------------------------------------------
Sirrom Capital Corp.                                                                                       2,400          120,900
-----------------------------------------------------------------------------------------------------------------------------------
Southcorp Holdings Ltd.                                                                                   14,000           46,813
-----------------------------------------------------------------------------------------------------------------------------------
Swire Pacific Ltd., Cl. B                                                                                 87,000           92,296


18 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
Travelers Group, Inc.                                                                                      2,600    $     182,000
                                                                                                                    ---------------
                                                                                                                        2,485,791
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.8%
AFLAC, Inc.                                                                                                1,500           76,313
-----------------------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                                             1,200           99,525
-----------------------------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                                                2,500          165,625
-----------------------------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                                              5,300          231,213
-----------------------------------------------------------------------------------------------------------------------------------
Equitable Cos., Inc.                                                                                       4,500          185,344
-----------------------------------------------------------------------------------------------------------------------------------
HSB Group, Inc.                                                                                            2,700          140,906
-----------------------------------------------------------------------------------------------------------------------------------
Pre-Paid Legal Services, Inc.                                                                (1)           1,500           45,375
-----------------------------------------------------------------------------------------------------------------------------------
Torchmark Corp.                                                                                            3,900          155,513
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                                                                   3,600          130,050
                                                                                                                    ---------------
                                                                                                                        1,229,864
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 8.3%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.6%
ABB AG                                                                                                        65           84,951
-----------------------------------------------------------------------------------------------------------------------------------
Johnson Electric Holdings Ltd.                                                                            42,000          114,652
-----------------------------------------------------------------------------------------------------------------------------------
Power Technologies, Inc.                                                                     (1)           3,400          104,975
-----------------------------------------------------------------------------------------------------------------------------------
Siebe plc                                                                                                  5,000           96,003
                                                                                                                    ---------------
                                                                                                                          400,581
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.3%
Adecco SA                                                                                                    300           95,604
-----------------------------------------------------------------------------------------------------------------------------------
American Disposal Services, Inc.                                                             (1)           5,000          176,250
-----------------------------------------------------------------------------------------------------------------------------------
Caribiner International, Inc.                                                                (1)           2,800          125,475
-----------------------------------------------------------------------------------------------------------------------------------
Central Parking Corp.                                                                                      1,500           81,938
-----------------------------------------------------------------------------------------------------------------------------------
Computer Horizons Corp.                                                                      (1)           6,550          198,956
-----------------------------------------------------------------------------------------------------------------------------------
Computer Task Group, Inc.                                                                                  7,800          220,350
-----------------------------------------------------------------------------------------------------------------------------------
Corestaff, Inc.                                                                              (1)           5,900          146,025
-----------------------------------------------------------------------------------------------------------------------------------
Eastern Environmental Services, Inc.                                                         (1)           6,300          160,650
-----------------------------------------------------------------------------------------------------------------------------------
Guilbert SA                                                                                                  625           81,437
-----------------------------------------------------------------------------------------------------------------------------------
Hays plc                                                                                                  13,000          152,598
-----------------------------------------------------------------------------------------------------------------------------------
Helix Technology Corp.                                                                                     2,500          112,500
-----------------------------------------------------------------------------------------------------------------------------------
Kurita Water Industries Ltd.                                                                               5,000           88,135
-----------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.                                                                        (1)           3,800          128,725
-----------------------------------------------------------------------------------------------------------------------------------
SpeedFam International, Inc.                                                                 (1)           1,300           48,263
-----------------------------------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.                                                                             (1)           5,600          146,300
-----------------------------------------------------------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A                                                  (1)           4,700          183,888
-----------------------------------------------------------------------------------------------------------------------------------
Viad Corp.                                                                                                 4,700           85,775
                                                                                                                    ---------------
                                                                                                                        2,232,869
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 3.6%
Aeroquip-Vickers, Inc.                                                                                     2,000          104,125
-----------------------------------------------------------------------------------------------------------------------------------
AGCO Corp.                                                                                                 4,000          116,000
-----------------------------------------------------------------------------------------------------------------------------------
Canon Sales Co., Inc.                                                                                        300            5,463
-----------------------------------------------------------------------------------------------------------------------------------
Case Corp.                                                                                                 3,700          221,306
-----------------------------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                                                4,300          226,288
-----------------------------------------------------------------------------------------------------------------------------------
Halter Marine Group, Inc.                                                                    (1)           1,800           94,163
-----------------------------------------------------------------------------------------------------------------------------------
Ingersoll-Rand Co.                                                                                         4,200          163,538


19 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Mannesmann AG                                                                                                250    $     106,034
-----------------------------------------------------------------------------------------------------------------------------------
NSK Ltd.                                                                                                   7,000           29,101
-----------------------------------------------------------------------------------------------------------------------------------
PACCAR, Inc.                                                                                               9,000          405,563
-----------------------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                                                      2,600          108,713
-----------------------------------------------------------------------------------------------------------------------------------
Ricoh Co. Ltd.                                                                                            11,000          141,764
-----------------------------------------------------------------------------------------------------------------------------------
SMC Corp.                                                                                                    500           43,236
-----------------------------------------------------------------------------------------------------------------------------------
Smiths Industries plc                                                                                      5,000           72,107
-----------------------------------------------------------------------------------------------------------------------------------
Societe BIC SA                                                                                             1,400           95,594
-----------------------------------------------------------------------------------------------------------------------------------
Textron, Inc.                                                                                              4,200          242,813
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Industries, Inc.                                                                                      8,550          229,781
                                                                                                                    ---------------
                                                                                                                        2,405,589
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.8%
Brambles Industries Ltd.                                                                                   4,100           78,578
-----------------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                                                         1,300          123,500
-----------------------------------------------------------------------------------------------------------------------------------
GATX Corp.                                                                                                 3,600          232,425
-----------------------------------------------------------------------------------------------------------------------------------
Gulfmark Offshore, Inc.                                                                      (1)             500           18,188
-----------------------------------------------------------------------------------------------------------------------------------
MotivePower Industries, Inc.                                                                 (1)           2,100           55,913
                                                                                                                    ---------------
                                                                                                                          508,604
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 11.8%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
General Dynamics Corp.                                                                                     3,900          316,631
-----------------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                                      2,600          247,163
-----------------------------------------------------------------------------------------------------------------------------------
REMEC, Inc.                                                                                  (1)           2,700           68,513
-----------------------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                                                  4,600          263,350
                                                                                                                    ---------------
                                                                                                                          895,657
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.0%
Apex PC Solutions, Inc.                                                                      (1)           3,000           77,250
-----------------------------------------------------------------------------------------------------------------------------------
CFM Technologies, Inc.                                                                       (1)           1,700           31,025
-----------------------------------------------------------------------------------------------------------------------------------
CHS Electronics, Inc.                                                                        (1)           1,050           25,659
-----------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                                        (1)           2,800          178,500
-----------------------------------------------------------------------------------------------------------------------------------
Digital Lightwave, Inc.                                                                      (1)           1,600           29,200
-----------------------------------------------------------------------------------------------------------------------------------
Insight Enterprises, Inc.                                                                    (1)           4,650          181,931
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                                      1,700          166,706
-----------------------------------------------------------------------------------------------------------------------------------
Level One Communications, Inc.                                                               (1)             900           40,500
-----------------------------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A                                                     (1)             800           24,450
-----------------------------------------------------------------------------------------------------------------------------------
Network Appliance, Inc.                                                                      (1)           3,200          160,800
-----------------------------------------------------------------------------------------------------------------------------------
Quantum Corp.                                                                                (1)           3,900          123,338
-----------------------------------------------------------------------------------------------------------------------------------
Semtech Corp.                                                                                (1)           1,500           69,844
-----------------------------------------------------------------------------------------------------------------------------------
Storage Technology Corp. (New)                                                               (1)           4,500          264,094
                                                                                                                    ---------------
                                                                                                                        1,373,297
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.8%
BEA Systems, Inc.                                                                            (1)           7,500          101,250
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                                                                              1,200           46,425
-----------------------------------------------------------------------------------------------------------------------------------
HNC Software, Inc.                                                                           (1)           2,600           96,200
-----------------------------------------------------------------------------------------------------------------------------------
JDA Software Group, Inc.                                                                     (1)           3,400          106,250
-----------------------------------------------------------------------------------------------------------------------------------
Pegasystems, Inc.                                                                            (1)           5,300           96,725
-----------------------------------------------------------------------------------------------------------------------------------
Remedy Corp.                                                                                 (1)           3,000          141,000


20 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)
SAP AG, Preference                                                                                           500    $     149,464
-----------------------------------------------------------------------------------------------------------------------------------
Sapient Corp.                                                                                (1)           2,500          133,125
-----------------------------------------------------------------------------------------------------------------------------------
Security Dynamics Technologies, Inc.                                                         (1)           4,000          135,500
-----------------------------------------------------------------------------------------------------------------------------------
Summit Design, Inc.                                                                          (1)           1,400           20,300
-----------------------------------------------------------------------------------------------------------------------------------
Sykes Enterprises, Inc.                                                                      (1)           5,800          144,275
-----------------------------------------------------------------------------------------------------------------------------------
Technology Solutions Co.                                                                     (1)           6,350          200,025
-----------------------------------------------------------------------------------------------------------------------------------
Veritas Software Corp.                                                                       (1)           3,500          145,688
-----------------------------------------------------------------------------------------------------------------------------------
Viasoft, Inc.                                                                                (1)           2,700          110,700
-----------------------------------------------------------------------------------------------------------------------------------
Visio Corp.                                                                                  (1)           3,100          115,281
-----------------------------------------------------------------------------------------------------------------------------------
Wind River Systems                                                                           (1)           3,200          122,800
                                                                                                                    ---------------
                                                                                                                        1,865,008
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 3.2%
ATMI, Inc.                                                                                   (1)           3,300           88,688
-----------------------------------------------------------------------------------------------------------------------------------
Bowthorpe plc                                                                                             11,000           72,492
-----------------------------------------------------------------------------------------------------------------------------------
Electro Scientific Industries, Inc.                                                          (1)           2,300          111,550
-----------------------------------------------------------------------------------------------------------------------------------
Electrocomponents plc                                                                                     15,000          116,335
-----------------------------------------------------------------------------------------------------------------------------------
Getronics NV                                                                                               3,000           99,087
-----------------------------------------------------------------------------------------------------------------------------------
Hirose Electric Co.                                                                                        2,000          130,540
-----------------------------------------------------------------------------------------------------------------------------------
Keyence Corp.                                                                                                660           98,778
-----------------------------------------------------------------------------------------------------------------------------------
Matsushita Electric Industrial Co.                                                                         4,000           67,182
-----------------------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.                                                                 (1)           3,000          108,000
-----------------------------------------------------------------------------------------------------------------------------------
Omron Corp.                                                                                                4,000           67,847
-----------------------------------------------------------------------------------------------------------------------------------
Philips Electronics NV                                                                                     1,300          101,818
-----------------------------------------------------------------------------------------------------------------------------------
Philips Electronics NV, NY Shares                                                                          1,400          109,725
-----------------------------------------------------------------------------------------------------------------------------------
Samsung Electronics Ltd., Sponsored GDR                                                      (2)           2,400           24,444
-----------------------------------------------------------------------------------------------------------------------------------
Samsung Electronics Ltd., Sponsored GDR                                                   (1)(2)              38              793
-----------------------------------------------------------------------------------------------------------------------------------
Sawtek, Inc.                                                                                 (1)           2,200           74,800
-----------------------------------------------------------------------------------------------------------------------------------
SCI Systems, Inc.                                                                            (1)           2,400          105,600
-----------------------------------------------------------------------------------------------------------------------------------
Sony Corp.                                                                                                 1,900          157,820
-----------------------------------------------------------------------------------------------------------------------------------
TDK Corp.                                                                                                  1,000           82,980
-----------------------------------------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.                                                                  (1)           3,650          158,319
-----------------------------------------------------------------------------------------------------------------------------------
VTech Holdings Ltd.                                                                                       50,000           97,678
-----------------------------------------------------------------------------------------------------------------------------------
Waters Corp.                                                                                 (1)           5,900          259,600
                                                                                                                    ---------------
                                                                                                                        2,134,076
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.5%
Boston Communications Group, Inc.                                                            (1)           2,000           29,500
-----------------------------------------------------------------------------------------------------------------------------------
British Sky Broadcasting Group plc                                                                         9,500           67,386
-----------------------------------------------------------------------------------------------------------------------------------
Comverse Technology, Inc.                                                                    (1)           4,700          193,875
-----------------------------------------------------------------------------------------------------------------------------------
DSP Communications, Inc.                                                                     (1)           8,800          162,800
-----------------------------------------------------------------------------------------------------------------------------------
Ericsson LM, B Shares                                                                                      3,520          155,206
-----------------------------------------------------------------------------------------------------------------------------------
Inter-Tel, Inc.                                                                                            3,400           84,681
-----------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A                                                           (1)             309            8,111
-----------------------------------------------------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                                                            14          118,733
-----------------------------------------------------------------------------------------------------------------------------------
P-COM, Inc.                                                                                  (1)           6,800          136,850
-----------------------------------------------------------------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.                                                               (1)           3,400          130,050
-----------------------------------------------------------------------------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR                                                                        6,600           36,300
-----------------------------------------------------------------------------------------------------------------------------------
Tekelec                                                                                      (1)           3,400          142,375


21 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund
                                                                                                                   MARKET VALUE
                                                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
Telecom Italia Mobile SpA                                                                                 30,000    $     111,469
-----------------------------------------------------------------------------------------------------------------------------------
Uniphase Corp.                                                                               (1)           2,100          140,963
-----------------------------------------------------------------------------------------------------------------------------------
Vodafone Group plc                                                                                        28,000          153,889
                                                                                                                    ---------------
                                                                                                                        1,672,188
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 5.4%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.6%
Duke Energy Corp.                                                                                          4,449          214,664
-----------------------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                                            5,800          299,788
-----------------------------------------------------------------------------------------------------------------------------------
Illinova Corp.                                                                                             4,500          100,125
-----------------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                                                              5,700          167,081
-----------------------------------------------------------------------------------------------------------------------------------
Veba AG                                                                                                    2,000          112,715
-----------------------------------------------------------------------------------------------------------------------------------
Western Resources, Inc.                                                                                    4,600          171,350
                                                                                                                    ---------------
                                                                                                                        1,065,723
-----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 1.8%
Columbia Gas System, Inc.                                                                                  4,900          354,025
-----------------------------------------------------------------------------------------------------------------------------------
El Paso Natural Gas Co.                                                                                    4,600          275,713
-----------------------------------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                                                                     4,400          152,350
-----------------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                                                      4,600          202,975
-----------------------------------------------------------------------------------------------------------------------------------
Questar Corp.                                                                                              4,200          162,225
-----------------------------------------------------------------------------------------------------------------------------------
RWE AG, Preference                                                                                         2,500           92,162
                                                                                                                    ---------------
                                                                                                                        1,239,450
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 2.0%
Ameritech Corp.                                                                                            2,500          162,500
-----------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                                                                        4,280          341,865
-----------------------------------------------------------------------------------------------------------------------------------
Frontier Corp.                                                                                             9,500          205,438
-----------------------------------------------------------------------------------------------------------------------------------
Tel-Save Holdings, Inc.                                                                      (1)           6,400          137,600
-----------------------------------------------------------------------------------------------------------------------------------
Telefonica de Espana                                                                                       3,500           95,236
-----------------------------------------------------------------------------------------------------------------------------------
U S West Communications Group                                                                             11,200          445,900
                                                                                                                    ---------------
                                                                                                                        1,388,539
                                                                                                                    ---------------
Total Common Stocks (Cost $32,198,814)                                                                                 39,061,625

                                                                                                   SHARES
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg. (Cost $114,800)                                             1,200          174,000


                                                                                                   UNITS
-----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00                                                         (3)             150               --
-----------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/01                                         (3)             666              667
-----------------------------------------------------------------------------------------------------------------------------------
Haw Par Brothers International Ltd. Wts., Exp. 7/01                                                        3,000              992
-----------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts., Exp. 6/00                                              (3)             100            7,000
-----------------------------------------------------------------------------------------------------------------------------------
Mccaw International Ltd. Wts., Exp. 4/07                                                     (3)             100              250
-----------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
Conditional Wts., Exp. 12/97                                                                 (3)             500              313
Wts., Exp. 12/97                                                                             (3)             500            6,500
-----------------------------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., 8/07                                                                        516                5


22 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                                   MARKET VALUE
                                                                                                   UNITS           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc. Wts., Exp. 12/49                                                      (3)             100    $       1,500
                                                                                                                    ---------------

Total Rights, Warrants and Certificates (Cost $10,124)                                                                     17,227

                                                                                                   FACE
                                                                                                   AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.8%
-----------------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, Asset Backed Certificates, Series
1997-1, Cl. A, 6.25%, 8/25/05                                                                      $     125,000          124,945
-----------------------------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2, Cl. A,
6.752%, 6/25/07                                                                              (3)         175,000          175,848
-----------------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust:
Receivables-Backed Nts., Series 1997-A, Cl. A5, 6.80%, 2/15/05                                           150,000          153,296
Series 1996-A, Cl. A4, 5.85%, 7/15/01                                                                    110,000          109,845
                                                                                                                    ---------------

Total Asset-Backed Securities (Cost $558,742)                                                                             563,934

-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 3.9%
-----------------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                                                                      250,000          247,813
-----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
Certificates:
5.50%, 6/1/98                                                                                              7,400            7,331
Series 1711, Cl. EA, 7%, 3/15/24                                                                         200,000          204,750
Gtd. Multiclass Mtg. Participation Certificates:
6%, 3/1/09                                                                                               178,221          176,820
Series 1574, Cl. PD, 5.55%, 3/15/13                                                                      100,000           99,750
Series 1843, Cl. VB, 7%, 4/15/03                                                                          65,000           66,909
Series 1849, Cl. VA, 6%, 12/15/10                                                                        179,450          177,432
Interest-Only Stripped Mtg.-Backed Security:
Series 1542, Cl. QC, 8.675%, 10/15/20                                                        (4)         400,000           89,203
Series 1583, Cl. IC, 9.283%, 1/15/20                                                         (4)         750,000          120,000
Series 1661, Cl. PK, 5.965%, 11/15/06                                                        (4)         874,957           74,098
-----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                                              165,377          164,571
6.50%, 4/1/26                                                                                            140,587          138,466
7%, 4/1/00                                                                                                76,854           77,591
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-181, Cl. C, 5.40%,
10/25/02                                                                                                 177,327          176,441
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                                                                  151,551          150,764
Medium-Term Nts., 6.56%, 11/13/01                                                                        100,000          100,250
Trust 1994-13, Cl. B, 6.50%, 2/25/09                                                                     150,000          149,859


23 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-7, Cl. A18, 6%, 2/25/09                             $     149,164    $     139,841
-----------------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl. A3, 6.50%, 2/25/12                                                      125,000          125,566
-----------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl. A2, 6.75%, 9/25/27                                                    175,000          175,260
                                                                                                                    ---------------

Total Mortgage-Backed Obligations (Cost $2,624,050)                                                                     2,662,715

-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 6.6%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                                                                   1,550,000        1,772,329
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 8/15/05                                                                                           965,000        1,000,887
6.75%, 6/30/99                                                                                           720,000          732,825
7.50%, 11/15/01                                                                                          900,000          955,969
                                                                                                                    ---------------

Total U.S. Government Obligations (Cost $4,308,612)                                                                     4,462,010

-----------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 24.1%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.0%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.4%
Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                                       (2)         110,000          110,150
-----------------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                                                    120,000          127,795
-----------------------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.25% Gtd. Sr. Sec. Disc. Nts.,
7/15/01                                                                                                  100,000          104,500
-----------------------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07                                       (2)         125,000          125,625
-----------------------------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                                           65,000           83,022
-----------------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05                                    (5)         100,000           98,000
-----------------------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                                    65,000           79,576
-----------------------------------------------------------------------------------------------------------------------------------
Sterling Chemical Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08                          (5)         125,000           91,250
-----------------------------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B, 7/1/06                                       125,000          138,125
                                                                                                                    ---------------
                                                                                                                          958,043
-----------------------------------------------------------------------------------------------------------------------------------
METALS - 1.0%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                                               125,000          134,783
-----------------------------------------------------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts., Series B,
4/15/03                                                                                                  100,000          103,000
-----------------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                                           100,000          107,750
-----------------------------------------------------------------------------------------------------------------------------------
NS Group, Inc., 13.50% Gtd. Sr. Sec. Nts., 7/15/03                                                        75,000           86,062
-----------------------------------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01                                        50,000           48,500
-----------------------------------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                                                         100,000          104,750
-----------------------------------------------------------------------------------------------------------------------------------
Weirton Steel Corp., 10.75% Sr. Nts., 6/1/05                                                             100,000          105,750
                                                                                                                    ---------------
                                                                                                                          690,595
-----------------------------------------------------------------------------------------------------------------------------------
PAPER - 0.6%
Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                                      (3)         110,000          110,275
-----------------------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05                                            100,000          109,000
-----------------------------------------------------------------------------------------------------------------------------------
Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                                 (3)         100,000          113,750


24 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
PAPER (CONTINUED)
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                                     $      50,000    $      51,125
                                                                                                                    ---------------
                                                                                                                          384,150
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 6.3%
-----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.6%
Black & Decker Corp., 6.625% Nts., 11/15/00                                                              110,000          111,221
-----------------------------------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                                                 60,000           61,743
-----------------------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B, 11/15/04                           (5)         125,000          107,500
-----------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc., 13% Sr. Sub. Nts., 8/15/02                                           (3)         100,000          106,375
                                                                                                                    ---------------
                                                                                                                          386,839
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.4%
American Skiing Corp., 12% Sr. Sub. Nts., Series B, 7/15/06                                  (3)         125,000          139,375
-----------------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holdings Corp., 9.875% Sr. Sub. Nts., 10/15/07                           (2)         125,000          123,125
-----------------------------------------------------------------------------------------------------------------------------------
Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                                110,000          110,147
-----------------------------------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                                            125,000          133,750
-----------------------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03                                            250,000          238,750
-----------------------------------------------------------------------------------------------------------------------------------
GB Property Funding Corp., 10.875% First Mtg. Nts., 1/15/04                                              100,000           87,500
-----------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                                                                  50,000           51,327
-----------------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                                               (2)         125,000          128,125
-----------------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                          (2)         125,000          128,125
-----------------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr. Sec. Nts.,
Series B, 11/15/02                                                                                        50,000           64,250
-----------------------------------------------------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05                                                   125,000          134,062
-----------------------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.25% First Mtg. Bonds, 1/15/06                                                 125,000          130,625
-----------------------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                                                 100,000          108,500
-----------------------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                                  91,000           77,805
                                                                                                                    ---------------
                                                                                                                        1,655,466
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA - 2.5%
Adelphia Communications Corp., 10.50% Sr. Nts., 7/15/04                                      (2)         125,000          130,625
-----------------------------------------------------------------------------------------------------------------------------------
Allbritton Communications Co., 9.75% Sr. Sub. Debs., Series B,
11/30/07                                                                                                 100,000          100,500
-----------------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd., 1.75%/15.75% Gtd. Sr. Sec. Disc. Nts., 5/15/03                         (6)         151,328          110,469
-----------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp., 9.875% Sr. Sub. Debs., 2/15/13                                                 75,000           80,062
-----------------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.375% Sr. Sub. Debs., 5/15/05                                                            100,000          107,000
-----------------------------------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec. Disc. Nts., 3/15/04               (5)         100,000           79,500
-----------------------------------------------------------------------------------------------------------------------------------
Fox Kids Worldwide, Inc., 0%/10.25% Sr. Disc. Nts., 11/1/07                               (2)(5)         125,000           72,187
-----------------------------------------------------------------------------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                                           (2)          50,000           50,000
-----------------------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr. Nts., 8/15/04                                            (2)         125,000          130,937
-----------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                                         (2)         125,000          126,250
-----------------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.875% Sr. Nts., 7/15/07                                                    125,000          124,062
-----------------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                               100,000          105,250
-----------------------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07                            (2)          75,000           77,625
-----------------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 7.45% Nts., 2/1/98                                                                    110,000          110,369
-----------------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                            125,000          138,356


25 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.:
Series B, 14%, 11/15/99                                                                      (7)   $     100,000    $      82,500
12.376%, 11/15/99                                                                            (7)          50,000           41,250
                                                                                                                    ---------------
                                                                                                                        1,666,942
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 0.7%
Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                                               90,000           91,597
-----------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                                                  40,000           44,217
-----------------------------------------------------------------------------------------------------------------------------------
Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                                (3)         100,000          105,000
-----------------------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                                     220,000          227,044
                                                                                                                    ---------------
                                                                                                                          467,858
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.1%
K Mart Corp., 7.75% Debs., 10/1/12                                                                       100,000           94,500
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 2.3%
-----------------------------------------------------------------------------------------------------------------------------------
FOOD - 0.9%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts., 10/15/06                                (2)         125,000          125,313
-----------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc., 10.25% Sr. Sub. Nts., 3/15/04                                       100,000           98,500
-----------------------------------------------------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                                                        120,000          121,531
-----------------------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                                                  115,000          115,666
-----------------------------------------------------------------------------------------------------------------------------------
Jitney-Jungle Stores of America, Inc., 12% Gtd. Sr. Nts., 3/1/06                                         150,000          168,750
                                                                                                                    ---------------
                                                                                                                          629,760
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.2%
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07                               (2)         100,000          103,750
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.8%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                                      120,000          120,121
-----------------------------------------------------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                                                  125,000          139,688
-----------------------------------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50% Sr. Sub. Nts., Series B, 4/1/06                            (3)         125,000          130,000
-----------------------------------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts., 8/15/06                                           100,000          104,500
-----------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                                                              75,000           75,844
                                                                                                                    ---------------
                                                                                                                          570,153
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.4%
Dyersburg Corp., 9.75% Sr. Sub. Nts., 9/1/07                                                 (2)         100,000          102,500
-----------------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                                65,000           70,064
-----------------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                                                  100,000          103,750
                                                                                                                    ---------------
                                                                                                                          276,314
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY - 1.5%
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.9%
Coastal Corp.:
8.125% Sr. Nts., 9/15/02                                                                                  65,000           69,663
8.75% Sr. Nts., 5/15/99                                                                                   35,000           36,339
-----------------------------------------------------------------------------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75% Sr. Nts., Series B, 1/15/01                                              55,000           57,475
-----------------------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., 2/15/07                                                           125,000          125,000
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                                    75,000           80,169
-----------------------------------------------------------------------------------------------------------------------------------
Mesa Operating Co., 0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06                              (5)         150,000          120,750
-----------------------------------------------------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., 6/15/02                                         (2)          75,000           77,250
-----------------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                                       75,000           73,336
                                                                                                                    ---------------
                                                                                                                          639,982


26 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.6%
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                                                                            $      75,000    $      81,332
9% Debs., 8/15/99                                                                                         75,000           78,561
-----------------------------------------------------------------------------------------------------------------------------------
HS Resources, Inc., 9.25% Sr. Sub. Nts., 11/15/06                                                        125,000          128,750
-----------------------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                                           75,000           78,915
-----------------------------------------------------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                                                  65,000           67,824
                                                                                                                    ---------------
                                                                                                                          435,382
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 3.7%
-----------------------------------------------------------------------------------------------------------------------------------
BANKS - 0.8%
Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                                                     35,000           35,059
-----------------------------------------------------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                                                                        65,000           64,245
-----------------------------------------------------------------------------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub. Capital Nts., 4/1/98                                                   35,000           35,331
-----------------------------------------------------------------------------------------------------------------------------------
First Union Corp., 6.75% Sr. Nts., 1/15/98                                                                35,000           35,067
-----------------------------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                                 110,000          122,706
-----------------------------------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                                        110,000          111,090
-----------------------------------------------------------------------------------------------------------------------------------
Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                                                145,000          145,076
                                                                                                                    ---------------
                                                                                                                          548,574
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.2%
American General Finance Corp., 8.50% Sr. Nts., 8/15/98                                                   45,000           45,910
-----------------------------------------------------------------------------------------------------------------------------------
American General Institutional Capital, 8.125% Bonds, Series B,
3/15/46                                                                                      (2)          75,000           80,645
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Corp., 9.125% Debs., 2/15/98                                                                  110,000          110,987
-----------------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                                                      50,000           50,491
-----------------------------------------------------------------------------------------------------------------------------------
Capital One Funding Corp., 7.25% Nts., 12/1/03                                                            40,000           40,281
-----------------------------------------------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
Nts., 1/26/01                                                                                             50,000           51,347
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                                        110,000          107,999
-----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc.:
6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                                                             65,000           64,632
6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                                                           45,000           45,009
-----------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                                                        110,000          110,468
-----------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
5.625% Nts., 2/15/01                                                                                     125,000          123,073
5.65% Medium-Term Nts., 12/15/97                                                                         200,000          199,975
-----------------------------------------------------------------------------------------------------------------------------------
Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98                                                    35,000           35,771
-----------------------------------------------------------------------------------------------------------------------------------
MCII Holdings (USA), Inc., 0%/15% Sec. Nts., 11/15/02                                        (5)         125,000          104,219
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                                            100,000          101,186
-----------------------------------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000 principal amount of 11.50% sr. nts., 3/15/07 and one warrant to purchase 6.84 shares
of common stock)                                                                             (8)         125,000          128,750
-----------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D, 3/1/99                                              125,000          129,235
                                                                                                                    ---------------
                                                                                                                        1,529,978
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 0.7%
Cigna Corp., 7.90% Nts., 12/14/98                                                                        120,000          122,303
-----------------------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                                        100,000          109,067
-----------------------------------------------------------------------------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                                                   125,000          128,884


27 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01                                             $     110,000    $     111,873
                                                                                                                    ---------------
                                                                                                                          472,127
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 2.7%
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.2%
American Standard, Inc., 10.875% Sr. Nts., 5/15/99                                           (3)         100,000          106,250
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.9%
Beverly Enterprises, Inc., 9% Gtd. Sr. Nts., 2/15/06                                                     100,000          103,500
-----------------------------------------------------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Nts., 10/15/04                                             (3)         125,000          123,125
-----------------------------------------------------------------------------------------------------------------------------------
Shop Vac Corp., 10.625% Sr. Nts., 9/1/03                                                                 125,000          135,938
-----------------------------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                                                     125,000          132,264
-----------------------------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., 12/1/06                                                 80,000           78,526
                                                                                                                    ---------------
                                                                                                                          573,353
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 1.0%
Day International Group, Inc., 11.125% Sr. Sub. Nts., Series B, 6/1/05                       (3)         100,000          107,500
-----------------------------------------------------------------------------------------------------------------------------------
Interlake Corp., 12.125% Sr. Sub. Debs., 3/1/02                                                          100,000          104,250
-----------------------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05                                             100,000          109,750
-----------------------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/07                                                        125,000          126,250
-----------------------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                                            (3)          30,000           31,425
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Equipment Co., 11.375% Sr. Sub. Nts., 12/1/03                                                  100,000          108,750
-----------------------------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                                             100,000          104,000
                                                                                                                    ---------------
                                                                                                                          691,925
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.6%
CSX Corp., 7.05% Debs., 5/1/02                                                                            70,000           71,641
-----------------------------------------------------------------------------------------------------------------------------------
Federal Express Corp., 6.25% Nts., 4/15/98                                                               165,000          165,204
-----------------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                                               75,000           78,755
-----------------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                                                                    105,000          106,962
                                                                                                                    ---------------
                                                                                                                          422,562
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 3.6%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                                            100,000          102,000
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 0.2%
Digital Equipment Corp., 7% Nts., 11/15/97                                                               159,000          159,051
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.5%
DecisionOne Corp., 9.75% Sr. Sub. Nts., 8/1/07                                                            75,000           77,625
-----------------------------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                                (2)         125,000          123,906
-----------------------------------------------------------------------------------------------------------------------------------
Unisys Corp., 12% Sr. Nts., Series B, 4/15/03                                                            100,000          112,500
                                                                                                                    ---------------
                                                                                                                          314,031
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.7%
American Communications Services, Inc., 0%/13% Sr. Disc.
Nts., 11/1/05                                                                                (5)         125,000           88,125
-----------------------------------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06                            (5)         125,000           98,594
-----------------------------------------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 10.125% Sr. Nts., 5/15/05                                                      75,000           79,875
-----------------------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07                           (5)         125,000           96,875
-----------------------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts., 2/15/07                          (5)         125,000           80,625
-----------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 0%/11.25% Sr. Disc. Nts., 7/15/07                           (5)         125,000           83,125
-----------------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts., Series
B, 2/1/06                                                                                    (5)         250,000          183,750


28 Oppenheimer LifeSpan Funds

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
IXC Communications, Inc., 12.50% Sr. Nts., Series B, 10/1/05                                       $     125,000    $     142,500
-----------------------------------------------------------------------------------------------------------------------------------
McCaw International Ltd., 0%/13% Sr. Disc. Nts., 4/15/07                                     (5)         100,000           61,500
-----------------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07                                            (5)         100,000           69,500
-----------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts., Series B,
6/1/06                                                                                       (5)         125,000           83,750
-----------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 8/15/04                                (5)         200,000          169,500
-----------------------------------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
8/1/07                                                                                       (3)(5)      150,000           85,500
-----------------------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts.,
8/15/06                                                                                                  100,000          110,750
-----------------------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc.:
0%/11.125% Sr. Disc. Nts., 7/1/07                                                            (5)          50,000           39,438
9.875% Sr. Nts., 7/1/06                                                                                   50,000           54,875
-----------------------------------------------------------------------------------------------------------------------------------
U.S. West Capital Funding, Inc., 6.85% Gtd. Nts., 1/15/02                                                175,000          177,865
-----------------------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                                                     100,000          107,750
                                                                                                                    ---------------
                                                                                                                        1,813,897
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 1.0%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.4%
Consumers Energy Co., 8.75% First Mtg. Nts., 2/15/98                                                     110,000          110,719
-----------------------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                                (3)          50,000           50,500
-----------------------------------------------------------------------------------------------------------------------------------
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04                                            (3)         125,000          120,625
                                                                                                                    ---------------
                                                                                                                          281,844
-----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.5%
AES Corp., 8.50% Sr. Sub. Nts., 11/1/07                                                      (2)          50,000           49,375
-----------------------------------------------------------------------------------------------------------------------------------
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                                180,000          182,249
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                                           75,000           78,922
                                                                                                                    ---------------
                                                                                                                          310,546
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.1%
GTE Corp., 8.85% Debs., 3/1/98                                                                            45,000           45,396
                                                                                                                    ---------------
Total Non-Convertible Corporate Bonds and Notes (Cost $15,857,137)                                                     16,331,268

-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Barnett Banks, Inc., 8.50% Sub. Exchangeable Nts., 3/1/99                                                 40,000           41,265
-----------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01                                  (3)         100,000           83,500
                                                                                                                    ---------------

Total Convertible Corporate Bonds and Notes (Cost $133,413)                                                               124,765

-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.0%
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.68%,
dated 10/31/97, to be repurchased at $3,396,607 on 11/3/97,
collateralized by U.S. Treasury Nts., 7.25%, 8/15/04, with a
value of $3,468,840 (Cost $3,395,000)                                                                  3,395,000        3,395,000

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $59,200,693)                                                              98.6%      66,792,544
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                              1.4          914,212
                                                                                                 ---------------    ---------------
NET ASSETS                                                                                                 100.0%   $  67,706,756
                                                                                                 ---------------    ---------------
                                                                                                 ---------------    ---------------


29 Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Balanced Fund


--------------------------------------------------------------------------------
1.  Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,982,816 or 2.93% of the Fund's net assets as of October 31, 1997.
3. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
6.  Represents the current interest rate for an increasing rate security.
7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
See accompanying Notes to Financial Statements.


30 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS OCTOBER 31, 1997
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 72.8%
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.5%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.3%
Ciba Specialty Chemicals AG                                                  (1)                    1,200               $    118,162
------------------------------------------------------------------------------------------------------------------------------------
Dexter Corp.                                                                                        5,500                    215,875
------------------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                                                                     2,300                    130,812
------------------------------------------------------------------------------------------------------------------------------------
Ethyl Corp.                                                                                        18,000                    155,250
------------------------------------------------------------------------------------------------------------------------------------
Fuji Photo Film Co.                                                                                 2,000                     72,504
------------------------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                                                                    3,149                    106,082
                                                                                                                        ------------
                                                                                                                             798,685
------------------------------------------------------------------------------------------------------------------------------------
METALS - 1.1%
Allegheny Teledyne, Inc.                                                                            4,100                    107,881
------------------------------------------------------------------------------------------------------------------------------------
Carpenter Technology Corp.                                                                          4,100                    198,337
------------------------------------------------------------------------------------------------------------------------------------
Oregon Steel Mills, Inc.                                                                            8,800                    185,350
------------------------------------------------------------------------------------------------------------------------------------
UNR Industries, Inc.                                                                               27,300                    139,912
                                                                                                                        ------------
                                                                                                                             631,480
------------------------------------------------------------------------------------------------------------------------------------
PAPER - 1.1%
Fletcher Challenge Forest                                                                          85,000                     82,180
------------------------------------------------------------------------------------------------------------------------------------
Fort James Corp.                                                                                    5,225                    207,367
------------------------------------------------------------------------------------------------------------------------------------
International Paper Co.                                                                             3,100                    139,500
------------------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark de Mexico, SA                                                                       17,000                     73,931
------------------------------------------------------------------------------------------------------------------------------------
Unisource Worldwide, Inc.                                                                           9,300                    151,706
                                                                                                                        ------------
                                                                                                                             654,684
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.0%
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.5%
Bridgestone Corp.                                                                                   4,000                     86,472
------------------------------------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                                                       11,400                    210,187
------------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.                                                                          3,000                    187,875
------------------------------------------------------------------------------------------------------------------------------------
Groupe SEB SA                                                                                         900                    102,630
------------------------------------------------------------------------------------------------------------------------------------
Lear Corp.                                                                   (1)                    1,500                     72,094
------------------------------------------------------------------------------------------------------------------------------------
Rinnai Corp.                                                                                        5,000                     81,483
------------------------------------------------------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                                     (1)                    6,800                    171,700
                                                                                                                        ------------
                                                                                                                             912,441
------------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.2%
Alaska Air Group, Inc.                                                       (1)                    2,300                     76,762
------------------------------------------------------------------------------------------------------------------------------------
America West Holdings Corp., Cl. B                                           (1)                    4,500                     66,656
------------------------------------------------------------------------------------------------------------------------------------
AMR Corp.                                                                    (1)                    1,900                    221,231
------------------------------------------------------------------------------------------------------------------------------------
CDL Hotels International Ltd.                                                                     330,000                     94,993
------------------------------------------------------------------------------------------------------------------------------------
Granada Group plc                                                                                  10,000                    137,841
------------------------------------------------------------------------------------------------------------------------------------
Landry's Seafood Restaurants, Inc.                                           (1)                    2,800                     78,400
------------------------------------------------------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                                                         8,700                    129,412
------------------------------------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc.                                                          (1)                    6,775                    155,825
------------------------------------------------------------------------------------------------------------------------------------
UAL Corp.                                                                    (1)                    1,000                     87,625
------------------------------------------------------------------------------------------------------------------------------------
Vistana, Inc.                                                                (1)                   11,600                    265,350
                                                                                                                        ------------
                                                                                                                           1,314,095
------------------------------------------------------------------------------------------------------------------------------------
MEDIA - 1.1%
Applied Graphics Technologies, Inc.                                          (1)                    4,800                    256,800



31 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
Benpres Holdings Corp., Sponsored GDR                                        (1)                    5,000               $     23,125
------------------------------------------------------------------------------------------------------------------------------------
Reed International plc                                                                             10,000                     98,853
------------------------------------------------------------------------------------------------------------------------------------
Reuters Holdings plc                                                                                9,000                     97,571
------------------------------------------------------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                                                         28,000                     77,883
------------------------------------------------------------------------------------------------------------------------------------
Wolters Kluwer NV                                                                                   1,000                    122,841
                                                                                                                        ------------
                                                                                                                             677,073
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 2.0%
adidas AG                                                                                           1,000                    145,833
------------------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Corp.                                                                                 1,600                    100,500
------------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.                                            (1)                    1,600                     70,400
------------------------------------------------------------------------------------------------------------------------------------
Marks & Spencer plc                                                                                15,000                    152,179
------------------------------------------------------------------------------------------------------------------------------------
North Face, Inc. (The)                                                       (1)                    5,900                    139,387
------------------------------------------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                                                             6,400                    375,600
------------------------------------------------------------------------------------------------------------------------------------
Wolverine World Wide, Inc.                                                                          9,100                    200,200
                                                                                                                        ------------
                                                                                                                           1,184,099
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 2.2%
Argos plc                                                                                          11,400                    120,722
------------------------------------------------------------------------------------------------------------------------------------
Brown Group, Inc.                                                                                   9,300                    140,662
------------------------------------------------------------------------------------------------------------------------------------
Brylane, Inc.                                                                (1)                      500                     21,719
------------------------------------------------------------------------------------------------------------------------------------
Dickson Concepts International Ltd.                                                                42,000                     90,472
------------------------------------------------------------------------------------------------------------------------------------
Eagle Hardware & Garden, Inc.                                                (1)                    8,100                    137,700
------------------------------------------------------------------------------------------------------------------------------------
Guitar Center, Inc.                                                          (1)                    5,000                    108,750
------------------------------------------------------------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                                                                       2,550                    104,430
------------------------------------------------------------------------------------------------------------------------------------
Koninklijke Ahold NV                                                                                3,600                     92,192
------------------------------------------------------------------------------------------------------------------------------------
New England Business Service, Inc.                                                                  6,600                    192,225
------------------------------------------------------------------------------------------------------------------------------------
Payless ShoeSource, Inc.                                                     (1)                    1,500                     83,625
------------------------------------------------------------------------------------------------------------------------------------
Shimamura Co. Ltd.                                                                                  2,000                     54,045
------------------------------------------------------------------------------------------------------------------------------------
Stage Stores, Inc.                                                           (1)                    4,900                    178,850
                                                                                                                        ------------
                                                                                                                           1,325,392
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 9.8%
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.5%
Embotelladora Andina SA, Series A, Sponsored ADR                                                    3,400                     81,600
------------------------------------------------------------------------------------------------------------------------------------
Embotelladora Andina SA, Series B, Sponsored ADR                                                    3,400                     69,700
------------------------------------------------------------------------------------------------------------------------------------
Quilmes Industrial Quinsa SA, Sponsored ADR                                                         4,000                     49,500
------------------------------------------------------------------------------------------------------------------------------------
Scottish & Newcastle plc                                                                            7,000                     78,588
                                                                                                                        ------------
                                                                                                                             279,388
------------------------------------------------------------------------------------------------------------------------------------
FOOD - 2.0%
American Stores Co.                                                                                 5,700                    146,419
------------------------------------------------------------------------------------------------------------------------------------
Carrefour Supermarche SA                                                                              225                    117,192
------------------------------------------------------------------------------------------------------------------------------------
Colruyt SA                                                                                            250                    134,126
------------------------------------------------------------------------------------------------------------------------------------
Jeronimo Martins & Filho, SA                                                                        1,600                    104,249
------------------------------------------------------------------------------------------------------------------------------------
JP Foodservice, Inc.                                                         (1)                    4,600                    146,912
------------------------------------------------------------------------------------------------------------------------------------
Kroger Co.                                                                   (1)                    5,200                    169,650
------------------------------------------------------------------------------------------------------------------------------------
Morningstar Group, Inc.                                                      (1)                    4,000                    171,000
------------------------------------------------------------------------------------------------------------------------------------
Safeway, Inc.                                                                (1)                    2,200                    127,875
------------------------------------------------------------------------------------------------------------------------------------
William Morrison Supermarkets plc                                                                  31,000                    102,408
                                                                                                                        ------------
                                                                                                                           1,219,831


32 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.0%
Dura Pharmaceuticals, Inc.                                                   (1)                    4,100               $    198,337
------------------------------------------------------------------------------------------------------------------------------------
Gedeon Richter                                                               (2)                    1,000                     92,066
------------------------------------------------------------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                                                                   4,800                    205,500
------------------------------------------------------------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.                                                 (1)                    1,400                    112,700
------------------------------------------------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A                                          (1)                    5,000                    240,625
------------------------------------------------------------------------------------------------------------------------------------
Novartis AG                                                                                           105                    164,901
------------------------------------------------------------------------------------------------------------------------------------
Novo-Nordisk AS, B Shares                                                                           1,200                    130,059
------------------------------------------------------------------------------------------------------------------------------------
Roche Holding AG                                                                                       15                    132,180
------------------------------------------------------------------------------------------------------------------------------------
Schering AG                                                                                         1,075                    105,554
------------------------------------------------------------------------------------------------------------------------------------
SKW Trostberg AG                                                                                    3,750                    129,637
------------------------------------------------------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                                                     5,000                    136,360
------------------------------------------------------------------------------------------------------------------------------------
Zeneca Group plc                                                                                    4,250                    134,056
                                                                                                                        ------------
                                                                                                                           1,781,975
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.4%
Acuson Corp.                                                                 (1)                    6,700                    125,625
------------------------------------------------------------------------------------------------------------------------------------
Alternative Living Services, Inc.                                            (1)                    4,500                    110,250
------------------------------------------------------------------------------------------------------------------------------------
Concentra Managed Care, Inc.                                                 (1)                    1,200                     39,150
------------------------------------------------------------------------------------------------------------------------------------
FPA Medical Management, Inc.                                                 (1)                    5,600                    135,100
------------------------------------------------------------------------------------------------------------------------------------
Healthcare Financial Partners, Inc.                                          (1)                      800                     27,600
------------------------------------------------------------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                                                                  2,000                    127,750
------------------------------------------------------------------------------------------------------------------------------------
National Surgery Centers, Inc.                                               (1)                   10,000                    250,000
------------------------------------------------------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.                                                (1)                    5,500                    232,375
------------------------------------------------------------------------------------------------------------------------------------
Renal Treatment Centers, Inc.                                                (1)                    3,900                    129,431
------------------------------------------------------------------------------------------------------------------------------------
Rural/Metro Corp.                                                            (1)                    7,100                    246,725
------------------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham plc                                                                             17,724                    167,926
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                       (1)                    5,210                    159,231
------------------------------------------------------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.                                              (1)                    7,166                    220,802
------------------------------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.                                              (1)                    2,000                     91,500
                                                                                                                        ------------
                                                                                                                           2,063,465
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.9%
Blyth Industries, Inc.                                                       (1)                    4,700                    116,912
------------------------------------------------------------------------------------------------------------------------------------
L'OREAL                                                                                               375                    132,635
------------------------------------------------------------------------------------------------------------------------------------
Premark International, Inc.                                                                         5,800                    156,962
------------------------------------------------------------------------------------------------------------------------------------
Reckitt & Colman plc                                                                               10,000                    153,353
                                                                                                                        ------------
                                                                                                                             559,862
------------------------------------------------------------------------------------------------------------------------------------
ENERGY - 6.5%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.7%
Diamond Offshore Drilling, Inc.                                                                     4,400                    273,900
------------------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.                                                          (1)                    4,800                    149,400
------------------------------------------------------------------------------------------------------------------------------------
Oryx Energy Co.                                                              (1)                    4,400                    121,275
------------------------------------------------------------------------------------------------------------------------------------
Pool Energy Services Co.                                                     (1)                    3,100                    105,206
------------------------------------------------------------------------------------------------------------------------------------
Tidewater, Inc.                                                                                     3,200                    210,200
------------------------------------------------------------------------------------------------------------------------------------
Varco International, Inc.                                                    (1)                    2,600                    158,437
                                                                                                                        ------------
                                                                                                                           1,018,418
------------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 4.8%
Amoco Corp.                                                                                         3,600                    330,075
------------------------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                                                              3,400                    279,862



33 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED (CONTINUED)
Chevron Corp.                                                                                       6,300               $    522,506
------------------------------------------------------------------------------------------------------------------------------------
Cliffs Drilling Co.                                                          (1)                    1,300                     94,494
------------------------------------------------------------------------------------------------------------------------------------
Exxon Corp.                                                                                         6,000                    368,625
------------------------------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                                         5,200                    378,625
------------------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                                         10,800                    301,050
------------------------------------------------------------------------------------------------------------------------------------
Patterson Energy, Inc.                                                       (1)                    2,800                    156,800
------------------------------------------------------------------------------------------------------------------------------------
Quinenco SA, ADR                                                             (1)                    3,000                     43,875
------------------------------------------------------------------------------------------------------------------------------------
Shell Transport & Trading Co. plc                                                                  16,000                    113,359
------------------------------------------------------------------------------------------------------------------------------------
Total SA, B Shares                                                                                  1,641                    181,734
------------------------------------------------------------------------------------------------------------------------------------
UTI Energy Corp.                                                             (1)                    2,500                    111,562
                                                                                                                        ------------
                                                                                                                           2,882,567
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 11.6%
------------------------------------------------------------------------------------------------------------------------------------
BANKS - 4.8%
Banco Popular Espanol SA                                                                            1,720                    101,267
------------------------------------------------------------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.                                                                       6,000                     78,324
------------------------------------------------------------------------------------------------------------------------------------
BankAmerica Corp.                                                                                   5,400                    386,100
------------------------------------------------------------------------------------------------------------------------------------
BankBoston Corp.                                                                                    5,400                    437,737
------------------------------------------------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                                                           2,000                    116,085
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Group                                                                                   750                    105,943
------------------------------------------------------------------------------------------------------------------------------------
Credito Italiano                                                             (1)                   48,000                    128,225
------------------------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                                   8,400                    412,125
------------------------------------------------------------------------------------------------------------------------------------
Halifax plc                                                                  (1)                   10,000                    113,442
------------------------------------------------------------------------------------------------------------------------------------
Lloyds TSB Group plc                                                                               19,000                    237,365
------------------------------------------------------------------------------------------------------------------------------------
Mitsubishi Trust & Banking Corp.                                                                    8,000                     98,445
------------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                                                   4,700                    281,412
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                                   1,300                    378,787
                                                                                                                        ------------
                                                                                                                           2,875,257
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.6%
Amresco, Inc.                                                                (1)                    8,400                    263,550
------------------------------------------------------------------------------------------------------------------------------------
Camden Property Trust                                                                               6,100                    183,000
------------------------------------------------------------------------------------------------------------------------------------
Capstone Capital Corp.                                                                              7,500                    177,187
------------------------------------------------------------------------------------------------------------------------------------
Cattles plc                                                                                        13,000                     81,531
------------------------------------------------------------------------------------------------------------------------------------
Crescent Real Estate Equities, Inc.                                                                10,100                    363,600
------------------------------------------------------------------------------------------------------------------------------------
Haw Par Brothers International Ltd.                                                                46,000                     74,570
------------------------------------------------------------------------------------------------------------------------------------
Health & Retirement Properties Trust                                                                8,200                    153,750
------------------------------------------------------------------------------------------------------------------------------------
ING Groep NV                                                                                        2,752                    115,569
------------------------------------------------------------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                                                               4,000                     81,652
------------------------------------------------------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                                                       4,100                    175,275
------------------------------------------------------------------------------------------------------------------------------------
Money Store, Inc. (The)                                                                             2,000                     56,750
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.                                                         3,500                    171,500
------------------------------------------------------------------------------------------------------------------------------------
Nichiei Co. Ltd.                                                                                    1,000                    109,753
------------------------------------------------------------------------------------------------------------------------------------
Perlis Plantations Berhad                                                                          32,500                     59,179
------------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc.                                                                                       1,900                    147,606
------------------------------------------------------------------------------------------------------------------------------------
Sirrom Capital Corp.                                                                                2,800                    141,050
------------------------------------------------------------------------------------------------------------------------------------
Southcorp Holdings Ltd.                                                                            16,000                     53,500
------------------------------------------------------------------------------------------------------------------------------------
Swire Pacific Ltd., Cl. B                                                                         100,000                    106,087



34 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
Travelers Group, Inc.                                                                               2,900               $    203,000
                                                                                                                        ------------
                                                                                                                           2,718,109
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 2.2%
AFLAC, Inc.                                                                                         1,400                     71,225
------------------------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                                      1,300                    107,819
------------------------------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                                         2,700                    178,875
------------------------------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                                       5,700                    248,662
------------------------------------------------------------------------------------------------------------------------------------
Equitable Cos., Inc.                                                                                4,900                    201,819
------------------------------------------------------------------------------------------------------------------------------------
HSB Group, Inc.                                                                                     3,000                    156,562
------------------------------------------------------------------------------------------------------------------------------------
Pre-Paid Legal Services, Inc.                                                (1)                    1,800                     54,450
------------------------------------------------------------------------------------------------------------------------------------
Torchmark Corp.                                                                                     4,200                    167,475
------------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                                                            3,900                    140,888
                                                                                                                        ------------
                                                                                                                           1,327,775
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 10.2%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.7%
ABB AG                                                                                                 70                     91,486
------------------------------------------------------------------------------------------------------------------------------------
Johnson Electric Holdings Ltd.                                                                     42,000                    114,652
------------------------------------------------------------------------------------------------------------------------------------
Power Technologies, Inc.                                                     (1)                    3,900                    120,413
------------------------------------------------------------------------------------------------------------------------------------
Siebe plc                                                                                           5,000                     96,003
                                                                                                                        ------------
                                                                                                                             422,554
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 4.2%
Adecco SA                                                                                             300                     95,604
------------------------------------------------------------------------------------------------------------------------------------
American Disposal Services, Inc.                                             (1)                    5,700                    200,925
------------------------------------------------------------------------------------------------------------------------------------
Caribiner International, Inc.                                                (1)                    3,200                    143,400
------------------------------------------------------------------------------------------------------------------------------------
Central Parking Corp.                                                                               1,800                     98,325
------------------------------------------------------------------------------------------------------------------------------------
Computer Horizons Corp.                                                      (1)                    7,500                    227,813
------------------------------------------------------------------------------------------------------------------------------------
Computer Task Group, Inc.                                                                           9,000                    254,250
------------------------------------------------------------------------------------------------------------------------------------
Corestaff, Inc.                                                              (1)                    6,800                    168,300
------------------------------------------------------------------------------------------------------------------------------------
Eastern Environmental Services, Inc.                                         (1)                    7,300                    186,150
------------------------------------------------------------------------------------------------------------------------------------
Guilbert SA                                                                                           625                     81,437
------------------------------------------------------------------------------------------------------------------------------------
Hays plc                                                                                           14,000                    164,336
------------------------------------------------------------------------------------------------------------------------------------
Helix Technology Corp.                                                                              2,800                    126,000
------------------------------------------------------------------------------------------------------------------------------------
Kurita Water Industries Ltd.                                                                        6,000                    105,762
------------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.                                                        (1)                    4,100                    138,888
------------------------------------------------------------------------------------------------------------------------------------
SpeedFam International, Inc.                                                 (1)                    1,500                     55,688
------------------------------------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.                                                             (1)                    6,425                    167,853
------------------------------------------------------------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A                                  (1)                    5,400                    211,275
------------------------------------------------------------------------------------------------------------------------------------
Viad Corp.                                                                                          5,000                     91,250
                                                                                                                        ------------
                                                                                                                           2,517,256
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 4.4%
Aeroquip-Vickers, Inc.                                                                              2,500                    130,156
------------------------------------------------------------------------------------------------------------------------------------
AGCO Corp.                                                                                          3,900                    113,100
------------------------------------------------------------------------------------------------------------------------------------
Canon Sales Co., Inc.                                                                                 300                      5,463
------------------------------------------------------------------------------------------------------------------------------------
Case Corp.                                                                                          3,900                    233,269
------------------------------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                                         4,400                    231,550
------------------------------------------------------------------------------------------------------------------------------------
Halter Marine Group, Inc.                                                    (1)                    2,100                    109,856
------------------------------------------------------------------------------------------------------------------------------------
Ingersoll-Rand Co.                                                                                  4,200                    163,538



35 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Mannesmann AG                                                                                         350               $    148,447
------------------------------------------------------------------------------------------------------------------------------------
NSK Ltd.                                                                                            8,000                     33,259
------------------------------------------------------------------------------------------------------------------------------------
PACCAR, Inc.                                                                                       10,700                    482,169
------------------------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                                               2,900                    121,256
------------------------------------------------------------------------------------------------------------------------------------
Ricoh Co. Ltd.                                                                                     10,000                    128,877
------------------------------------------------------------------------------------------------------------------------------------
SMC Corp.                                                                                             500                     43,236
------------------------------------------------------------------------------------------------------------------------------------
Smiths Industries plc                                                                               6,000                     86,528
------------------------------------------------------------------------------------------------------------------------------------
Societe BIC SA                                                                                      1,600                    109,251
------------------------------------------------------------------------------------------------------------------------------------
Textron, Inc.                                                                                       4,600                    265,938
------------------------------------------------------------------------------------------------------------------------------------
U.S. Industries, Inc.                                                                               9,300                    249,938
                                                                                                                        ------------
                                                                                                                           2,655,831
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.9%
Brambles Industries Ltd.                                                                            4,600                     88,161
------------------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                                                  1,300                    123,500
------------------------------------------------------------------------------------------------------------------------------------
GATX Corp.                                                                                          4,100                    264,706
------------------------------------------------------------------------------------------------------------------------------------
Gulfmark Offshore, Inc.                                                      (1)                      500                     18,188
------------------------------------------------------------------------------------------------------------------------------------
MotivePower Industries, Inc.                                                 (1)                    2,400                     63,900
                                                                                                                        ------------
                                                                                                                             558,455
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 15.1%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.6%
General Dynamics Corp.                                                                              4,100                    332,869
------------------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                               2,700                    256,669
------------------------------------------------------------------------------------------------------------------------------------
REMEC, Inc.                                                                  (1)                    3,100                     78,663
------------------------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                                           5,000                    286,250
                                                                                                                        ------------
                                                                                                                             954,451
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.6%
Apex PC Solutions, Inc.                                                      (1)                    3,400                     87,550
------------------------------------------------------------------------------------------------------------------------------------
CFM Technologies, Inc.                                                       (1)                    2,000                     36,500
------------------------------------------------------------------------------------------------------------------------------------
CHS Electronics, Inc.                                                        (1)                    1,200                     29,325
------------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                        (1)                    3,100                    197,625
------------------------------------------------------------------------------------------------------------------------------------
Digital Lightwave, Inc.                                                      (1)                    1,900                     34,675
------------------------------------------------------------------------------------------------------------------------------------
Insight Enterprises, Inc.                                                    (1)                    5,400                    211,275
------------------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                               1,900                    186,319
------------------------------------------------------------------------------------------------------------------------------------
Level One Communications, Inc.                                               (1)                    1,100                     49,500
------------------------------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A                                     (1)                      900                     27,506
------------------------------------------------------------------------------------------------------------------------------------
Network Appliance, Inc.                                                      (1)                    3,600                    180,900
------------------------------------------------------------------------------------------------------------------------------------
Quantum Corp.                                                                (1)                    4,400                    139,150
------------------------------------------------------------------------------------------------------------------------------------
Semtech Corp.                                                                (1)                    1,700                     79,156
------------------------------------------------------------------------------------------------------------------------------------
Storage Technology Corp. (New)                                               (1)                    4,800                    281,700
                                                                                                                        ------------
                                                                                                                           1,541,181
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 3.6%
BEA Systems, Inc.                                                            (1)                    8,600                    116,100
------------------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                                                                       1,400                     54,163
------------------------------------------------------------------------------------------------------------------------------------
HNC Software, Inc.                                                           (1)                    3,000                    111,000
------------------------------------------------------------------------------------------------------------------------------------
JDA Software Group, Inc.                                                     (1)                    3,900                    121,875
------------------------------------------------------------------------------------------------------------------------------------
Pegasystems, Inc.                                                            (1)                    6,000                    109,500
------------------------------------------------------------------------------------------------------------------------------------
Remedy Corp.                                                                 (1)                    3,400                    159,800



36 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)
SAP AG, Preference                                                                                    700               $    209,249
------------------------------------------------------------------------------------------------------------------------------------
Sapient Corp.                                                                (1)                    2,800                    149,100
------------------------------------------------------------------------------------------------------------------------------------
Security Dynamics Technologies, Inc.                                         (1)                    4,500                    152,438
------------------------------------------------------------------------------------------------------------------------------------
Summit Design, Inc.                                                          (1)                    1,600                     23,200
------------------------------------------------------------------------------------------------------------------------------------
Sykes Enterprises, Inc.                                                      (1)                    6,750                    167,906
------------------------------------------------------------------------------------------------------------------------------------
Technology Solutions Co.                                                     (1)                    7,250                    228,375
------------------------------------------------------------------------------------------------------------------------------------
Veritas Software Corp.                                                       (1)                    3,950                    164,419
------------------------------------------------------------------------------------------------------------------------------------
Viasoft, Inc.                                                                (1)                    3,100                    127,100
------------------------------------------------------------------------------------------------------------------------------------
Visio Corp.                                                                  (1)                    3,600                    133,875
------------------------------------------------------------------------------------------------------------------------------------
Wind River Systems                                                           (1)                    3,700                    141,988
                                                                                                                        ------------
                                                                                                                           2,170,088
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 4.1%
ATMI, Inc.                                                                   (1)                    3,800                    102,125
------------------------------------------------------------------------------------------------------------------------------------
Bowthorpe plc                                                                                      12,000                     79,083
------------------------------------------------------------------------------------------------------------------------------------
Electro Scientific Industries, Inc.                                          (1)                    2,600                    126,100
------------------------------------------------------------------------------------------------------------------------------------
Electrocomponents plc                                                                              15,000                    116,335
------------------------------------------------------------------------------------------------------------------------------------
Getronics NV                                                                                        4,000                    132,116
------------------------------------------------------------------------------------------------------------------------------------
Hirose Electric Co.                                                                                 2,000                    130,540
------------------------------------------------------------------------------------------------------------------------------------
Keyence Corp.                                                                                         660                     98,778
------------------------------------------------------------------------------------------------------------------------------------
Matsushita Electric Industrial Co.                                                                  5,000                     83,978
------------------------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.                                                 (1)                    3,200                    115,200
------------------------------------------------------------------------------------------------------------------------------------
Omron Corp.                                                                                         7,000                    118,733
------------------------------------------------------------------------------------------------------------------------------------
Philips Electronics NV                                                                              2,000                    156,643
------------------------------------------------------------------------------------------------------------------------------------
Philips Electronics NV, NY Shares                                                                   1,600                    125,400
------------------------------------------------------------------------------------------------------------------------------------
Samsung Electronics Ltd., Sponsored GDR                                      (2)                    2,700                     27,500
------------------------------------------------------------------------------------------------------------------------------------
Samsung Electronics Ltd., Sponsored GDR                                      (1)(2)                    44                        919
------------------------------------------------------------------------------------------------------------------------------------
Sawtek, Inc.                                                                 (1)                    2,500                     85,000
------------------------------------------------------------------------------------------------------------------------------------
SCI Systems, Inc.                                                            (1)                    3,000                    132,000
------------------------------------------------------------------------------------------------------------------------------------
Sony Corp.                                                                                          2,100                    174,432
------------------------------------------------------------------------------------------------------------------------------------
TDK Corp.                                                                                           1,000                     82,980
------------------------------------------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.                                                  (1)                    4,250                    184,344
------------------------------------------------------------------------------------------------------------------------------------
VTech Holdings Ltd.                                                                                60,000                    117,213
------------------------------------------------------------------------------------------------------------------------------------
Waters Corp.                                                                 (1)                    6,700                    294,800
                                                                                                                        ------------
                                                                                                                           2,484,219
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 3.2%
Boston Communications Group, Inc.                                            (1)                    2,300                     33,925
------------------------------------------------------------------------------------------------------------------------------------
British Sky Broadcasting Group plc                                                                 11,500                     81,573
------------------------------------------------------------------------------------------------------------------------------------
Comverse Technology, Inc.                                                    (1)                    5,500                    226,875
------------------------------------------------------------------------------------------------------------------------------------
DSP Communications, Inc.                                                     (1)                   10,000                    185,000
------------------------------------------------------------------------------------------------------------------------------------
Ericsson LM, B Shares                                                                               3,720                    164,025
------------------------------------------------------------------------------------------------------------------------------------
Inter-Tel, Inc.                                                                                     3,900                     97,134
------------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A                                           (1)                      154                      4,043
------------------------------------------------------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                                                     17                    144,176
------------------------------------------------------------------------------------------------------------------------------------
P-COM, Inc.                                                                  (1)                    7,800                    156,975
------------------------------------------------------------------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.                                               (1)                    3,900                    149,175
------------------------------------------------------------------------------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR                                                                 7,300                     40,150
------------------------------------------------------------------------------------------------------------------------------------
Tekelec                                                                      (1)                    3,800                    159,125



37 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             SHARES                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
Telecom Italia Mobile SpA                                                                          35,000               $    130,048
------------------------------------------------------------------------------------------------------------------------------------
Uniphase Corp.                                                               (1)                    2,400                    161,100
------------------------------------------------------------------------------------------------------------------------------------
Vodafone Group plc                                                                                 29,000                    159,385
                                                                                                                        ------------
                                                                                                                           1,892,709
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 7.1%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.1%
Duke Energy Corp.                                                                                   4,961                    239,368
------------------------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                                     6,300                    325,631
------------------------------------------------------------------------------------------------------------------------------------
Illinova Corp.                                                                                      5,300                    117,925
------------------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                                                       6,700                    196,394
------------------------------------------------------------------------------------------------------------------------------------
Veba AG                                                                                             3,000                    169,073
------------------------------------------------------------------------------------------------------------------------------------
Western Resources, Inc.                                                                             5,000                    186,250
                                                                                                                        ------------
                                                                                                                           1,234,641
------------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 2.3%
Columbia Gas System, Inc.                                                                           5,500                    397,375
------------------------------------------------------------------------------------------------------------------------------------
El Paso Natural Gas Co.                                                                             5,400                    323,663
------------------------------------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                                                              5,200                    180,050
------------------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                                               4,800                    211,800
------------------------------------------------------------------------------------------------------------------------------------
Questar Corp.                                                                                       4,500                    173,813
------------------------------------------------------------------------------------------------------------------------------------
RWE AG, Preference                                                                                  2,500                     92,162
                                                                                                                        ------------
                                                                                                                           1,378,863
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 2.7%
Ameritech Corp.                                                                                     3,000                    195,000
------------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                                                                 5,264                    420,462
------------------------------------------------------------------------------------------------------------------------------------
Frontier Corp.                                                                                     10,700                    231,388
------------------------------------------------------------------------------------------------------------------------------------
Tel-Save Holdings, Inc.                                                      (1)                    7,300                    156,950
------------------------------------------------------------------------------------------------------------------------------------
Telefonica de Espana                                                                                3,500                     95,236
------------------------------------------------------------------------------------------------------------------------------------
U S West Communications Group                                                                      12,300                    489,694
                                                                                                                        ------------
                                                                                                                           1,588,730
                                                                                                                        ------------

Total Common Stocks (Cost $36,155,153)                                                                                    43,623,574


------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.3%
------------------------------------------------------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg. (Cost $114,800)                                      1,200                    174,000


                                                                                                   UNITS
------------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 10/01                                        (3)                      100                          1
------------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/01                         (3)                      333                        333
------------------------------------------------------------------------------------------------------------------------------------
Haw Par Brothers International Ltd. Wts., Exp. 7/01                                                 3,300                      1,091
------------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts., Exp. 6/00                              (3)                       50                      3,500
------------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
Conditional Wts., Exp. 12/97                                                 (3)                      500                        313
Wts., Exp. 12/97                                                             (3)                      500                      6,500
------------------------------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., 8/07                                                                 344                          3



38 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                                                        MARKET VALUE
                                                                                             UNITS                      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc. Wts., Exp. 12/49                                      (3)                       50               $        750
                                                                                                                        ------------

Total Rights, Warrants and Certificates (Cost $9,834)                                                                         12,491

                                                                                             FACE
                                                                                             AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.2%
------------------------------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts.,
Series 1997-2, Cl. A, 6.752%, 6/25/07                                        (3)             $     50,000                     50,242
------------------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Receivables-Backed Nts.,
Series 1997-A, Cl. A5, 6.80%, 2/15/05                                                              50,000                     51,099
------------------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Series 1996-A, Cl. A4, 5.85%, 7/15/01                        15,000                     14,979
                                                                                                                        ------------

Total Asset-Backed Securities (Cost $114,813)                                                                                116,320

------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Obligations - 2.0%
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                                                               100,000                     99,125
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA, 7%, 3/15/24                                                    100,000                    102,375
Gtd. Multiclass Mtg. Participation Certificates:
6%, 3/1/09                                                                                         24,554                     24,362
Series 1574, Cl. PD, 5.55%, 3/15/13                                                               100,000                     99,750
Series 1843, Cl. VB, 7%, 4/15/03                                                                   20,000                     20,587
Series 1849, Cl. VA, 6%, 12/15/10                                                                  24,470                     24,195
Interest-Only Stripped Mtg.-Backed Security:
Series 1542, Cl. QC, 8.675%, 10/15/20                                        (4)                  400,000                     89,203
Series 1583, Cl. IC, 9.283%, 1/15/20                                         (4)                  250,000                     40,000
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                                        46,088                     45,864
6.50%, 4/1/26                                                                                      46,862                     46,155
7%, 4/1/00                                                                                         76,854                     77,591
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-181, Cl. C, 5.40%,
10/25/02                                                                                           70,930                     70,576
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                                                            50,458                     50,197
Medium-Term Nts., 6.56%, 11/13/01                                                                 100,000                    100,250
Trust 1994-13, Cl. B, 6.50%, 2/25/09                                                              100,000                     99,906
------------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-7, Cl. A18, 6%, 2/25/09                             99,442                     93,228
------------------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 1995-2, Cl. A3, 6.50%, 2/25/12                                                              50,000                     50,227



39 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl. A2, 6.75%, 9/25/27                                        $     50,000               $     50,074
                                                                                                                        ------------

Total Mortgage-Backed Obligations (Cost $1,165,842)                                                                        1,183,665

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.1%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                                                            1,070,000                  1,223,479
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 8/15/05                                                                                    450,000                    466,734
7.50%, 11/15/01                                                                                   175,000                    185,883
                                                                                                                        ------------

Total U.S. Government Obligations (Cost $1,776,050)                                                                        1,876,096

------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 12.6%
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 1.6%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.8%
Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                       (2)                   20,000                     20,027
------------------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                                              40,000                     42,598
------------------------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.25% Gtd. Sr. Sec. Disc. Nts., 7/15/01                      50,000                     52,250
------------------------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07                       (2)                   75,000                     75,375
------------------------------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                                    20,000                     25,545
------------------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05                    (5)                  100,000                     98,000
------------------------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                             20,000                     24,485
------------------------------------------------------------------------------------------------------------------------------------
Sterling Chemical Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08          (5)                   75,000                     54,750
------------------------------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B, 7/1/06                                 75,000                     82,875
                                                                                                                        ------------
                                                                                                                             475,905
------------------------------------------------------------------------------------------------------------------------------------
METALS - 0.5%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                                         50,000                     53,913
------------------------------------------------------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts., Series B,
4/15/03                                                                                            50,000                     51,500
------------------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 10.875% Sr. Nts., 10/15/06                                       50,000                     54,750
------------------------------------------------------------------------------------------------------------------------------------
NS Group, Inc., 13.50% Gtd. Sr. Sec. Nts., 7/15/03                                                 20,000                     22,950
------------------------------------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01                                 25,000                     24,250
------------------------------------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                                                   50,000                     52,375
------------------------------------------------------------------------------------------------------------------------------------
Weirton Steel Corp., 10.75% Sr. Nts., 6/1/05                                                       50,000                     52,875
                                                                                                                        ------------
                                                                                                                             312,613
------------------------------------------------------------------------------------------------------------------------------------
PAPER - 0.3%
Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                      (3)                   20,000                     20,050
------------------------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05                                      50,000                     54,500
------------------------------------------------------------------------------------------------------------------------------------
Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                 (3)                   50,000                     56,875
------------------------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                                     50,000                     51,125
                                                                                                                        ------------
                                                                                                                             182,550
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 3.7%
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.3%
Black & Decker Corp., 6.625% Nts., 11/15/00                                                        20,000                     20,222



40 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                                    $     50,000               $     51,453
------------------------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B, 11/15/04           (5)                   75,000                     64,500
------------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc., 13% Sr. Sub. Nts., 8/15/02                           (3)                   50,000                     53,187
                                                                                                                        ------------
                                                                                                                             189,362
------------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.3%
American Skiing Corp., 12% Sr. Sub. Nts., Series B, 7/15/06                  (3)                   75,000                     83,625
------------------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holdings Corp., 9.875% Sr. Sub. Nts., 10/15/07           (2)                   75,000                     73,875
------------------------------------------------------------------------------------------------------------------------------------
Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                          20,000                     20,027
------------------------------------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                                      75,000                     80,250
------------------------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03                                      75,000                     71,625
------------------------------------------------------------------------------------------------------------------------------------
GB Property Funding Corp., 10.875% First Mtg. Nts., 1/15/04                                        50,000                     43,750
------------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                                                           50,000                     51,327
------------------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                               (2)                   50,000                     51,250
------------------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                          (2)                   75,000                     76,875
------------------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr. Sec. Nts.,
Series B, 11/15/02                                                                                 25,000                     32,125
------------------------------------------------------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05                                             75,000                     80,437
------------------------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.25% First Mtg. Bonds, 1/15/06                                           75,000                     78,375
------------------------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                           45,000                     38,475
                                                                                                                        ------------
                                                                                                                             782,016
------------------------------------------------------------------------------------------------------------------------------------
MEDIA - 1.7%
Adelphia Communications Corp., 10.50% Sr. Nts., 7/15/04                      (2)                   75,000                     78,375
------------------------------------------------------------------------------------------------------------------------------------
Allbritton Communications Co., 9.75% Sr. Sub. Debs., Series B,
11/30/97                                                                                           50,000                     50,250
------------------------------------------------------------------------------------------------------------------------------------
Australis Holdings PTY Ltd., 0%/15% Sr. Sec. Disc. Nts., 11/1/02             (5)                  100,000                     70,500
------------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp., 9.875% Sr. Sub. Debs., 2/15/13                                          50,000                     53,375
------------------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.375% Sr. Sub. Debs., 5/15/05                                                      50,000                     53,500
------------------------------------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125%
Sr. Sec. Disc. Nts., 3/15/04                                                 (5)                   50,000                     39,750
------------------------------------------------------------------------------------------------------------------------------------
Falcon Holdings Group LP, 11% Sr. Sub. Nts., 9/15/03                         (6)                   61,941                     63,403
------------------------------------------------------------------------------------------------------------------------------------
Fox Kids Worldwide, Inc., 0%/10.25% Sr. Disc. Nts., 11/1/07                  (2)(5)                75,000                     43,312
------------------------------------------------------------------------------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                           (2)                   25,000                     25,000
------------------------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr. Nts., 8/15/04                            (2)                   75,000                     78,562
------------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                         (2)                   75,000                     75,750
------------------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.875% Sr. Nts., 7/15/07                                              75,000                     74,437
------------------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                         50,000                     52,625
------------------------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07            (2)                  100,000                    103,500
------------------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 7.45% Nts., 2/1/98                                                              20,000                     20,067
------------------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                      50,000                     55,343
------------------------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
Series B, 14%, 11/15/99                                                      (7)                  100,000                     82,500
                                                                                                                        ------------
                                                                                                                           1,020,249
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 0.3%
Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                                        60,000                     61,064
------------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                                           10,000                     11,054
------------------------------------------------------------------------------------------------------------------------------------
Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                (3)                   50,000                     52,500




41 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL (CONTINUED)
Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                         $     40,000               $     41,281
                                                                                                                        ------------
                                                                                                                             165,899
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.1%
K Mart Corp., 7.75% Debs., 10/1/12                                                                 50,000                     47,250
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 1.3%
------------------------------------------------------------------------------------------------------------------------------------
FOOD - 0.5%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts., 10/15/06                (2)                   75,000                     75,187
------------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc., 10.25% Sr. Sub. Nts., 3/15/04                                 50,000                     49,250
------------------------------------------------------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                                                  40,000                     40,510
------------------------------------------------------------------------------------------------------------------------------------
Fresh Del Monte Produce NV, 10% Sr. Nts., Series B, 5/1/03                                         43,000                     45,580
------------------------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                                            15,000                     15,087
------------------------------------------------------------------------------------------------------------------------------------
Jitney-Jungle Stores of America, Inc., 12% Gtd. Sr. Nts., 3/1/06                                   50,000                     56,250
                                                                                                                        ------------
                                                                                                                             281,864
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07               (2)                   50,000                     51,875
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.5%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                                45,000                     45,045
------------------------------------------------------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                                            75,000                     83,812
------------------------------------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50% Sr. Sub. Nts., Series B, 4/1/06            (3)                   75,000                     78,000
------------------------------------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts., 8/15/06                                     50,000                     52,250
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                                                       50,000                     50,562
                                                                                                                        ------------
                                                                                                                             309,669
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.2%
Dyersburg Corp., 9.75% Sr. Sub. Nts., 9/1/07                                 (2)                   50,000                     51,250
------------------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                         20,000                     21,558
------------------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                                            50,000                     51,875
                                                                                                                        ------------
                                                                                                                             124,683
------------------------------------------------------------------------------------------------------------------------------------
ENERGY - 0.9%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.5%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                                                            20,000                     21,435
------------------------------------------------------------------------------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75% Sr. Nts., Series B, 1/15/01                                       25,000                     26,125
------------------------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., 2/15/07                                                     75,000                     75,000
------------------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                             20,000                     21,378
------------------------------------------------------------------------------------------------------------------------------------
Mesa Operating Co., 0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06              (5)                   75,000                     60,375
------------------------------------------------------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., 6/15/02                         (2)                   50,000                     51,500
------------------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                                25,000                     24,445
                                                                                                                        ------------
                                                                                                                             280,258
------------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.4%
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                                                50,000                     54,221
------------------------------------------------------------------------------------------------------------------------------------
HS Resources, Inc., 9.25% Sr. Sub. Nts., 11/15/06                                                  75,000                     77,250
------------------------------------------------------------------------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                                                  50,000                     50,950
------------------------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                                    50,000                     52,610
------------------------------------------------------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                                           20,000                     20,869
                                                                                                                        ------------
                                                                                                                             255,900



42 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 1.2%
------------------------------------------------------------------------------------------------------------------------------------
BANKS - 0.1%
Citicorp, 5.625% Sr. Nts., 2/15/01                                                           $     20,000               $     19,768
------------------------------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                           20,000                     22,310
------------------------------------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                                  20,000                     20,198
------------------------------------------------------------------------------------------------------------------------------------
Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                                          30,000                     30,016
                                                                                                                        ------------
                                                                                                                              92,292
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.8%
American General Institutional Capital, 8.125% Bonds, Series B,
3/15/46                                                                      (2)                   50,000                     53,764
------------------------------------------------------------------------------------------------------------------------------------
Beneficial Corp., 9.125% Debs., 2/15/98                                                            20,000                     20,180
------------------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                                               10,000                     10,098
------------------------------------------------------------------------------------------------------------------------------------
Capital One Funding Corp., 7.25% Nts., 12/1/03                                                     40,000                     40,281
------------------------------------------------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub.
Nts., 1/26/01                                                                                      40,000                     41,078
------------------------------------------------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                                  20,000                     19,636
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                        20,000                     19,887
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                                                  20,000                     20,085
------------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                                              50,000                     49,229
------------------------------------------------------------------------------------------------------------------------------------
MCII Holdings (USA), Inc., 0%/15% Sec. Nts., 11/15/02                        (5)                   75,000                     62,531
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                                      20,000                     20,237
------------------------------------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of
$1,000 principal amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84 shares of common stock)                     (8)                   75,000                     77,250
------------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D, 3/1/99                                        50,000                     51,694
                                                                                                                        ------------
                                                                                                                             485,950
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 0.3%
Cigna Corp., 7.90% Nts., 12/14/98                                                                  40,000                     40,768
------------------------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                                  50,000                     54,533
------------------------------------------------------------------------------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                                             50,000                     51,554
------------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01                                             20,000                     20,341
                                                                                                                        ------------
                                                                                                                             167,196
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 1.3%
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.1%
American Standard, Inc., 10.875% Sr. Nts., 5/15/99                           (3)                   60,000                     63,750
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.3%
Shop Vac Corp., 10.625% Sr. Nts., 9/1/03                                                           75,000                     81,563
------------------------------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                                               50,000                     52,906
------------------------------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., 12/1/06                                          50,000                     49,079
                                                                                                                        ------------
                                                                                                                             183,548
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.6%
Day International Group, Inc., 11.125% Sr. Sub. Nts., Series B, 6/1/05       (3)                   50,000                     53,750
------------------------------------------------------------------------------------------------------------------------------------
Interlake Corp., 12.125% Sr. Sub. Debs., 3/1/02                                                    50,000                     52,125
------------------------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05                                       50,000                     54,875
------------------------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/07                                                  75,000                     75,750
------------------------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                            (3)                   10,000                     10,475
------------------------------------------------------------------------------------------------------------------------------------
Specialty Equipment Co., 11.375% Sr. Sub. Nts., 12/1/03                                            50,000                     54,375



43 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                                 $     50,000               $     52,000
                                                                                                                        ------------
                                                                                                                             353,350
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.3%
CSX Corp., 7.05% Debs., 5/1/02                                                                     75,000                     76,758
------------------------------------------------------------------------------------------------------------------------------------
Federal Express Corp., 6.25% Nts., 4/15/98                                                         20,000                     20,025
------------------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                                        50,000                     52,503
------------------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                                                              20,000                     20,374
                                                                                                                        ------------
                                                                                                                             169,660
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 2.2%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                                      50,000                     51,000
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 0.1%
Digital Equipment Corp., 7% Nts., 11/15/97                                                         45,000                     45,014
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.3%
Celestica International, Inc., 10.50% Gtd. Sr. Sub. Nts., 12/31/06                                 75,000                     81,000
------------------------------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                (2)                   75,000                     74,344
------------------------------------------------------------------------------------------------------------------------------------
Unisys Corp., 12% Sr. Nts., Series B, 4/15/03                                                      50,000                     56,250
                                                                                                                        ------------
                                                                                                                             211,594
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.7%
American Communications Services, Inc., 0%/13% Sr. Disc. Nts., 11/1/05       (5)                  100,000                     70,500
------------------------------------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06            (5)                   50,000                     39,438
------------------------------------------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 10.125% Sr. Nts., 5/15/05                                               50,000                     53,250
------------------------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07           (5)                   50,000                     38,750
------------------------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts., 2/15/07          (5)                   75,000                     48,375
------------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 0%/11.25% Sr. Disc. Nts., 7/15/07           (5)                   75,000                     49,875
------------------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06                                                             (5)                  150,000                    110,250
------------------------------------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 12.50% Sr. Nts., Series B, 10/1/05                                       75,000                     85,500
------------------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07                            (5)                   50,000                     34,750
------------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts.,
Series B, 6/1/06                                                             (5)                   75,000                     50,250
------------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 8/15/04                (5)                  100,000                     84,750
------------------------------------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50%
Sr. Disc. Nts., 8/1/07                                                       (3)(5)               100,000                     57,000
------------------------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts., 8/15/06                            75,000                     83,063
------------------------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc.:
0%/11.125% Sr. Disc. Nts., 7/1/07                                            (5)                   50,000                     39,438
9.875% Sr. Nts., 7/1/06                                                                            50,000                     54,875
------------------------------------------------------------------------------------------------------------------------------------
U.S. West Capital Funding, Inc., 6.85% Gtd. Nts., 1/15/02                                          75,000                     76,228
------------------------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                                               50,000                     53,875
                                                                                                                        ------------
                                                                                                                           1,030,167
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.4%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.2%
Consumers Energy Co., 8.75% First Mtg. Nts., 2/15/98                                               20,000                     20,131
------------------------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                (3)                   10,000                     10,100



44 Oppenheimer LifeSpan Funds

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
Oppenheimer LifeSpan Growth Fund

                                                                                             FACE                       MARKET VALUE
                                                                                             AMOUNT                     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04                            (3)             $     75,000               $     72,375
                                                                                                                        ------------
                                                                                                                             102,606
------------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                          70,000                     70,875
------------------------------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                                    50,000                     52,615
                                                                                                                        ------------
                                                                                                                             123,490
                                                                                                                        ------------

Total Non-Convertible Corporate Bonds and Notes (Cost $7,276,470)                                                          7,559,710

------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01 (Cost $45,421)   (3)                   50,000                     41,750

------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 7.8%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.68%,
dated 10/31/97, to be repurchased at $4,675,212 on 11/3/97,
collateralized by U.S. Treasury Nts., 7.25%, 8/15/04, with a
value of $4,774,636 (Cost $4,673,000)                                                           4,673,000                  4,673,000

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $51,331,382)                                                      98.9%                 59,260,606
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                      1.1                     658,188
                                                                                             ------------               ------------
NET ASSETS                                                                                         100.0%               $ 59,918,794
                                                                                             ------------               ------------
                                                                                             ------------               ------------

1.  Non-income producing security.

2.  Represents securities sold under Rule 144A, which are exempt from
registration under the Securities Act of 1933, as amended.   These securities
have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,180,306 or 1.97% of the Fund's net assets as of October 31, 1997.

3. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6.  Interest or dividend is paid in kind.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.


45 Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES OCTOBER 31, 1997


                                                                          OPPENHEIMER    OPPENHEIMER    OPPENHEIMER
                                                                            LIFESPAN       LIFESPAN       LIFESPAN
                                                                             INCOME        BALANCED        GROWTH
                                                                              FUND           FUND           FUND
                                                                          -----------------------------------------
ASSETS:
Investments, at value (cost *) - see accompanying statements              $29,794,676    $66,792,544    $59,260,606
Cash                                                                          353,691        552,070        474,933
Receivables:
   Dividends, interest and principal paydowns                                 419,993        534,812        288,273
   Shares of capital stock sold                                                24,155          9,723         17,266
   Investments sold                                                                --        510,982        510,408
   Other                                                                        1,639          1,812          1,731
                                                                          -----------------------------------------
      Total assets                                                         30,594,154     68,401,943     60,553,217
                                                                          -----------------------------------------
LIABILITIES:
Payables and other liabilities:
   Investments purchased                                                      433,257        594,944        538,459
   Shareholder reports                                                         21,296         18,494          8,631
   Shares of capital stock redeemed                                            15,096          1,269          3,418
   Distribution and service plan fees                                           6,556         15,174         13,306
   Directors' fees - Note 1                                                    32,164         27,898         26,666
   Transfer and shareholder servicing agent fees                                   --          1,418          3,343
   Custodian fees                                                              14,554         15,915         15,344
   Other                                                                       16,948         20,075         25,256
                                                                          -----------------------------------------
      Total liabilities                                                       539,871        695,187        634,423
                                                                          -----------------------------------------
NET ASSETS                                                                $30,054,283    $67,706,756    $59,918,794
                                                                          -----------------------------------------
                                                                          -----------------------------------------
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock                                           $2,716         $5,348         $4,385
Additional paid-in capital                                                 27,574,543     56,641,705     47,659,568
Undistributed net investment income                                             2,079        209,750        858,469
Accumulated net realized gain from investments and foreign
   currency transactions                                                      404,251      3,257,932      3,466,954
Net unrealized appreciation on investments and translation of
   assets and liabilities denominated in foreign currencies                 2,070,694      7,592,021      7,929,418
                                                                          -----------------------------------------

NET ASSETS                                                                $30,054,283    $67,706,756    $59,918,794
                                                                          -----------------------------------------
                                                                          -----------------------------------------

*Cost                                                                     $27,723,982    $59,200,693    $51,331,382
                                                                          -----------------------------------------
                                                                          -----------------------------------------




46   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)



                                                                          OPPENHEIMER    OPPENHEIMER    OPPENHEIMER
                                                                            LIFESPAN       LIFESPAN       LIFESPAN
                                                                             INCOME        BALANCED        GROWTH
                                                                              FUND           FUND           FUND
                                                                          -----------------------------------------
NET ASSET VALUE PER SHARE:
CLASS A SHARES:
Net asset value and redemption price per share (based on net assets and shares of capital stock outstanding):
   Net assets                                                             $29,205,770    $62,261,972    $53,318,387
   Shares of capital stock                                                  2,639,654      4,919,634      3,900,030
   Price per share                                                             $11.06         $12.66         $13.67
Maximum offering price per share (net asset value plus sales
   charge of 5.75% of offering price for each fund)                            $11.73         $13.43         $14.50
                                                                          -----------------------------------------

CLASS B SHARES:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of capital stock outstanding):
   Net assets                                                                $816,411     $4,761,973     $5,390,939
   Shares of capital stock                                                     73,513        374,239        395,745
   Price per share                                                             $11.11         $12.72         $13.62
                                                                          -----------------------------------------

CLASS C SHARES:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of capital stock outstanding):
   Net assets                                                                 $32,102       $682,811     $1,209,468
   Shares of capital stock                                                      2,893         54,094         89,402
   Price per share                                                             $11.10         $12.62         $13.53
                                                                          -----------------------------------------



See accompanying Notes to Financial Statements.


47   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS For the Year Ended October 31, 1997




                                                                          OPPENHEIMER    OPPENHEIMER    OPPENHEIMER
                                                                            LIFESPAN       LIFESPAN       LIFESPAN
                                                                             INCOME        BALANCED        GROWTH
                                                                              FUND           FUND           FUND
                                                                          -----------------------------------------
INVESTMENT INCOME:
Interest                                                                  $ 1,686,587    $ 2,157,148    $ 1,159,982
Dividends (net of foreign withholding taxes of $837, $12,509
and $15,954, respectively)                                                    273,552        626,821        670,676
                                                                          -----------------------------------------
     Total income                                                           1,960,139      2,783,969      1,830,658
                                                                          -----------------------------------------
EXPENSES:
Management fees - Note 4                                                      212,649        527,770        457,316
Distribution and service plan fees - Note 4:
   Class A                                                                     69,406        145,068        123,431
   Class B                                                                      6,756         34,948         39,156
   Class C                                                                        199          8,787          7,192
Transfer and shareholder servicing agent fees - Note 4                          4,186         17,573         34,890
Accounting service fees                                                        15,000         15,000         15,000
Custodian fees and expenses                                                     6,961         49,727         46,602
Legal and auditing fees                                                        24,064         31,475         35,958
Shareholder reports                                                            32,380         42,866         41,370
Directors' fees and expenses - Note 1                                          35,289         29,321         31,956
Insurance expenses                                                              3,188          3,645          3,500
Registration and filing fees:
   Class A                                                                        802          1,885          1,882
   Class B                                                                        106            747            822
   Class C                                                                          9              2            291
Other                                                                           4,684          7,463          6,038
                                                                          -----------------------------------------
     Total expenses                                                           415,679        916,277        845,404
                                                                          -----------------------------------------
Less expenses paid indirectly - Note 4                                         (6,961)       (14,168)        (9,362)
                                                                          -----------------------------------------
     Net expenses                                                             408,718        902,109        836,042
                                                                          -----------------------------------------
NET INVESTMENT INCOME                                                       1,551,421      1,881,860        994,616
                                                                          -----------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
   Investments                                                                425,024      3,580,369      3,818,755
   Foreign currency transactions                                                   --       (304,895)      (324,763)
                                                                          -----------------------------------------
      Net realized gain                                                       425,024      3,275,474      3,493,992
Net change in unrealized appreciation or depreciation on:
   Investments                                                              1,052,959      2,130,004      2,117,903
   Translation of assets and liabilities denominated in
      foreign currencies                                                           --         (5,158)       (17,066)
                                                                          -----------------------------------------
      Net change                                                            1,052,959      2,124,846      2,100,837
                                                                          -----------------------------------------
      Net realized and unrealized gain                                      1,477,983      5,400,320      5,594,829
                                                                          -----------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                           $ 3,029,404    $ 7,282,180    $ 6,589,445
                                                                          -----------------------------------------
                                                                          -----------------------------------------




See accompanying Notes to Financial Statements.


48   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED OCTOBER 31, 1997 AND
1996


                                                                OPPENHEIMER             OPPENHEIMER              OPPENHEIMER
                                                                 LIFESPAN                LIFESPAN                  LIFESPAN
                                                                  INCOME                 BALANCED                   GROWTH
                                                                   FUND                    FUND                      FUND
                                                       ----------------------------------------------------------------------------
                                                            1997       1996(1)        1997       1996(1)       1997        1996(1)
                                                       ----------------------------------------------------------------------------
OPERATIONS:
Net investment income                                   $1,551,421   $1,166,091   $1,881,860   $1,269,662     $994,616     $610,399
Net realized gain                                          425,024      375,456    3,275,474    1,455,276    3,493,992    2,207,221
Net change in unrealized appreciation or depreciation    1,052,959     (394,375)   2,124,846    1,910,667    2,100,837    2,238,220
                                                       ----------------------------------------------------------------------------
Net increase in net assets resulting from operations     3,029,404   1,147,172    7,282,180     4,635,605    6,589,445    5,055,840

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment income:
Class A                                                 (1,519,218)  (1,164,346)  (1,751,264)    (919,554)    (279,883)    (289,194)
Class B                                                    (31,306)     (14,052)     (86,844)     (21,226)     (11,776)      (9,326)
Class C                                                       (908)         (24)     (20,115)     (10,575)      (1,248)        (143)
Distributions from net realized gain:
Class A                                                   (381,291)     (63,862)  (1,432,693)    (140,249)  (2,163,698)    (129,620)
Class B                                                     (7,459)        (925)     (69,269)      (3,811)    (128,434)      (4,802)
Class C                                                        (77)          (2)     (23,260)      (1,725)     (11,808)         (65)
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net assets resulting from
   capital stock - Note 2:
Class A                                                  1,816,130    1,803,488    6,516,290    6,793,292    5,756,041    5,139,745
Class B                                                    334,568      264,631    2,657,192    1,370,222    2,665,936    1,697,392
Class C                                                     29,825        1,000     (190,802)     821,670      978,007      137,860
                                                       ----------------------------------------------------------------------------
NET ASSETS:
Total increase                                           3,269,668    1,973,080   12,881,415   12,523,649   13,392,582   11,597,687
Beginning of period                                     26,784,615   24,811,535   54,825,341   42,301,692   46,526,212   34,928,525
                                                       ----------------------------------------------------------------------------
End of period                                          $30,054,283  $26,784,615  $67,706,756  $54,825,341  $59,918,794  $46,526,212
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------
Undistributed net investment income                         $2,079          $11     $209,750     $194,574     $858,469     $171,706


1.  The Funds changed their fiscal year end from December 31 to October 31.

See accompanying Notes to Financial Statements.


49   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Income Fund





                                                 CLASS A                                     CLASS B
                                                 ---------------------------------------     --------------------------------------
                                                                            PERIOD ENDED                               PERIOD ENDED
                                                 YEAR ENDED OCTOBER 31,     DECEMBER 31,     YEAR ENDED OCTOBER 31,    DECEMBER 31,
                                                 1997          1996(3)      1995(4)          1997          1996(3)     1995(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $10.65       $10.70        $10.00           $10.69       $10.74       $10.45
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .59          .48           .37              .51          .41          .12
Net realized and unrealized gain (loss)             .56         (.02)          .73              .57         (.02)         .32
-----------------------------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                         1.15          .46          1.10             1.08          .39          .44
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.59)        (.48)         (.36)            (.51)        (.41)        (.11)
Distributions from net realized gain               (.15)        (.03)         (.04)            (.15)        (.03)        (.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.74)        (.51)         (.40)            (.66)        (.44)        (.15)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.06       $10.65        $10.70           $11.11       $10.69       $10.74
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)               11.30%       4.45%        11.22%           10.51%        3.69%        4.30%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $29,206      $26,328       $24,619            $816          $456         $192
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $27,678      $25,463       $22,128            $677          $350         $107
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             5.49%        5.43%(6)      5.35%(6)        4.69%         4.93%(6)     5.23%(6)
Expenses                                          1.45%(7)     1.56%(6)      1.50%(6)        2.18%(7)      2.31%(6)     2.25%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        39.6%        75.3%         45.8%           39.6%          75.3%       45.8%

Average brokerage commission rate(9)            $0.0681      $0.0694            --         $0.0681       $0.0694           --


                                             CLASS C
                                             -----------------------

                                              YEAR ENDED OCTOBER 31,
                                              1997           1996(1)
--------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $10.66       $10.53
--------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .55          .25
Net realized and unrealized gain (loss)             .58          .16
--------------------------------------------------------------------
Total income from investment
operations                                         1.13          .41
--------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.54)        (.25)
Distributions from net realized gain               (.15)        (.03)
--------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.69)        (.28)
--------------------------------------------------------------------
Net asset value, end of period                   $11.10       $10.66
                                             -----------------------
                                             -----------------------

--------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)              11.03%        3.96%
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $32           $1
--------------------------------------------------------------------
Average net assets (in thousands)                   $20           $1
--------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.64%        4.68%(6)
Expenses                                          2.20%(7)     2.25%(6)
--------------------------------------------------------------------
Portfolio turnover rate(8)                        39.6%        75.3%
Average brokerage commission rate(9)            $0.0681      $0.0694



1.  For the period from May 1, 1996 (inception of offering) to October 31, 1996.

2. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

3.  For the ten months ended October 31, 1996.  The Fund changed its fiscal year
end from December 31 to October 31.   On March 18, 1996, OppenheimerFunds, Inc.
became the investment advisor to the Fund.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6.  Annualized.


7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $12,166,241 and $10,297,628, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


See accompanying Notes to Financial Statements.




50   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Balanced Fund


                                                 CLASS A                                     CLASS B
                                                 ---------------------------------------     --------------------------------------
                                                                            PERIOD ENDED                               PERIOD ENDED
                                                 YEAR ENDED OCTOBER 31,     DECEMBER 31,     YEAR ENDED OCTOBER 31,    DECEMBER 31,
                                                 1997          1996(3)      1995(4)          1997          1996(3)     1995(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $11.90       $11.05        $10.00           $11.98        $11.16        $10.95
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               .37          .29           .24              .27           .20           .05
Net realized and unrealized gain                   1.08          .81          1.29             1.08           .82           .45
-----------------------------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                         1.45         1.10          1.53             1.35          1.02           .50
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.37)        (.22)         (.25)            (.29)         (.17)         (.06)
Distributions from net realized gain               (.32)        (.03)         (.23)            (.32)         (.03)         (.23)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.69)        (.25)         (.48)            (.61)         (.20)         (.29)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $12.66       $11.90        $11.05           $12.72        $11.98        $11.16
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)              12.66%       10.04%        15.33%           11.70%         9.22%         4.49%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $62,262      $52,104       $41,861           $4,762        $1,893          $441
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $57,769      $47,116       $37,417           $3,504        $1,225          $247
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             3.08%        3.15%(6)      3.47%(6)         2.31%         2.41%(6)      3.01%(6)
Expenses                                          1.42%(7)     1.56%(6)      1.55%(6)         2.18%(7)      2.32%(6)      2.30%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        59.7%        61.0%         76.3%            59.7%         61.0%         76.3%

Average brokerage commission rate(9)            $0.0067      $0.0078            --          $0.0067       $0.0078            --


                                             CLASS C
                                             -----------------------

                                              YEAR ENDED OCTOBER 31,
                                              1997           1996(1)
--------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $11.88       $11.74
--------------------------------------------------------------------
Income from investment operations:
Net investment income                               .28          .13
Net realized and unrealized gain                   1.07          .24
--------------------------------------------------------------------
Total income from investment
operations                                         1.35          .37
--------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.29)        (.20)
Distributions from net realized gain               (.32)        (.03)
--------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.61)        (.23)
--------------------------------------------------------------------
Net asset value, end of period                   $12.62       $11.88
                                             -----------------------
                                             -----------------------

--------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)              11.73%        3.21%
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $683         $828
--------------------------------------------------------------------
Average net assets (in thousands)                  $879         $551
--------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             2.37%        2.53%(6)
Expenses                                          2.16%(7)     2.27%(6)
--------------------------------------------------------------------
Portfolio turnover rate(8)                        59.7%        61.0%

Average brokerage commission rate(9)            $0.0067      $0.0078



1.  For the period from May 1, 1996 (inception of offering) to October 31, 1996.

2. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

3. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6.  Annualized.

7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $42,186,840 and $34,319,496, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


See accompanying Notes to Financial Statements.


51   Oppenheimer LifeSpan Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Oppenheimer LifeSpan Growth Fund





                                                 CLASS A                                     CLASS B
                                                 ---------------------------------------     --------------------------------------
                                                                            PERIOD ENDED                               PERIOD ENDED
                                                 YEAR ENDED OCTOBER 31,     DECEMBER 31,     YEAR ENDED OCTOBER 31,    DECEMBER 31,
                                                 1997          1996(3)      1995(4)          1997          1996(3)     1995(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $12.78        $11.39        $10.00           $12.81        $11.47        $11.14
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               .24           .18           .16              .14           .08           .03
Net realized and unrealized gain                   1.35          1.34          1.63             1.35          1.36           .56
-----------------------------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                         1.59          1.52          1.79             1.49          1.44           .59
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.08)         (.09)         (.17)            (.06)         (.06)         (.03)
Distributions from net realized gain               (.62)         (.04)         (.23)            (.62)         (.04)         (.23)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.70)         (.13)         (.40)            (.68)         (.10)         (.26)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $13.67        $12.78        $11.39           $13.62        $12.81        $11.47
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)              12.96%        13.37%        18.02%           12.07%        12.58%         5.34%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $53,318       $43,980       $34,368           $5,391        $2,405          $561
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $49,213       $39,576       $29,046           $3,925        $1,475          $230
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             1.91%         1.81%(6)      2.32%(6)         1.14%         1.11%(6)      1.70%(6)
Expenses                                          1.50%(7)      1.61%(6)      1.55%(6)         2.27%(7)      2.37%(6)      2.30%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        66.0%         64.2%         71.8%            66.0%         64.2%         71.8%

Average brokerage commission rate(9)            $0.0069       $0.0059            --          $0.0069       $0.0059            --



                                             CLASS C
                                             -----------------------

                                              YEAR ENDED OCTOBER 31,
                                              1997           1996(1)
--------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $12.74       $12.49
--------------------------------------------------------------------
Income from investment operations:
Net investment income                               .14          .11
Net realized and unrealized gain                   1.34          .27
--------------------------------------------------------------------
Total income from investment
operations                                         1.48          .38
--------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.07)        (.09)
Distributions from net realized gain               (.62)        (.04)
--------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.69)        (.13)
--------------------------------------------------------------------
Net asset value, end of period                   $13.53       $12.74
                                             -----------------------
                                             -----------------------

--------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)              12.05%        3.04%
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $1,209         $141
--------------------------------------------------------------------
Average net assets (in thousands)                  $722          $54
--------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             1.11%        1.32%(6)
Expenses                                          2.29%(7)     2.43%(6)
--------------------------------------------------------------------
Portfolio turnover rate(8)                        66.0%        64.2%

Average brokerage commission rate(9)            $0.0069      $0.0059



1.  For the period from May 1, 1996 (inception of offering) to October 31, 1996.

2. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

3. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. For the period from May 1, 1995 (commencement of operations) to December 31, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6.  Annualized.

7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $39,384,627 and $31,934,908, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


See accompanying Notes to Financial Statements.


52   Oppenheimer LifeSpan Funds

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
    Oppenheimer LifeSpan Income Fund, Oppenheimer LifeSpan Balanced Fund and Oppenheimer LifeSpan Growth Fund (the Funds), are separate series of Oppenheimer Series Fund, Inc. (the Company), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Funds' investment objectives are as follows:

    OPPENHEIMER LIFESPAN INCOME FUND seeks a high level of current income, with opportunities for capital appreciation. It invests in a strategically allocated portfolio consisting primarily of bond instruments.

    OPPENHEIMER LIFESPAN BALANCED FUND seeks a blend of capital appreciation and income. It invests in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

    OPPENHEIMER LIFESPAN GROWTH FUND seeks long-term capital appreciation. It invests in a strategically allocated portfolio consisting primarily of stocks.

    The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Funds.

    INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

    FOREIGN CURRENCY TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

    REPURCHASE AGREEMENTS. The Funds require the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Funds may be delayed or limited.

    ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


53   Oppenheimer LifeSpan Funds

    DIRECTORS' FEES AND EXPENSES. The Funds have adopted a nonfunded retirement plan for the Funds' independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1997, the provision for projected benefit obligations, payments to retired directors and the accumulated liability for each of the Funds is as follows:



                                        --------------------------------------------------------------------
                                        LifeSpan Income Fund   LifeSpan Balanced Fund   LifeSpan Growth Fund
------------------------------------------------------------------------------------------------------------
 Provision for projected benefit
 obligations                                         $34,321                 $28,138                 $28,147
------------------------------------------------------------------------------------------------------------
 Payments to retired directors                         1,509                   1,509                   1,509
------------------------------------------------------------------------------------------------------------
 Accumulated liability as of
 October 31, 1997                                     32,882                  27,628                  26,878
------------------------------------------------------------------------------------------------------------




    FEDERAL TAXES. Each Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

    DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.  Net investment income
    (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Funds.

    The Funds adjusted the classification of net investment income and capital gain (loss) to reflect other differences between financial statement amounts and distributions determined in accordance with income tax regulations. Changes in classification during the year ended October 31, 1997 are shown below:



--------------------------------------------------------------------------------------------------------------
                                         Adjustments for the Year Ended October 31, 1997
--------------------------------------------------------------------------------------------------------------
                         Undistributed Net Investment Income      Accumulated Net Realized Gain on Investments
--------------------------------------------------------------------------------------------------------------
 LifeSpan Income Fund                              $  2,079                                           $(2,079)
--------------------------------------------------------------------------------------------------------------
 LifeSpan Balanced Fund                              (8,461)                                            8,461
--------------------------------------------------------------------------------------------------------------
 LifeSpan Growth Fund                               (14,946)                                           14,946
--------------------------------------------------------------------------------------------------------------




    OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


54   Oppenheimer LifeSpan Funds

2.  SHARES OF CAPITAL STOCK
    Each Fund has authorized 450 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:




OPPENHEIMER LIFESPAN INCOME FUND
                                                   YEAR ENDED OCTOBER 31, 1997               PERIOD ENDED OCTOBER 31, 1996(1)
                                                   -----------------------------------       -----------------------------------
                                                   SHARES               AMOUNT               SHARES               AMOUNT
Class A:
Sold                                                       76,799       $      839,632              146,543       $    1,546,169
Dividends and distributions reinvested                    169,781            1,828,122              112,062            1,180,611
Redeemed                                                  (78,072)            (851,624)             (88,357)            (923,292)
                                                   --------------       --------------       --------------       --------------
Net increase                                              168,508       $    1,816,130              170,248       $    1,803,488
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class B:
Sold                                                       35,037       $      380,109               23,725       $      253,904
Dividends and distributions reinvested                      3,360               36,336                1,286               13,606
Redeemed                                                   (7,512)             (81,877)                (271)              (2,879)
                                                   --------------       --------------       --------------       --------------
Net increase                                               30,885              334,568               24,740        $     264,631
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class C:
Sold                                                        2,712       $       28,892                   95       $        1,000
Dividends and distributions reinvested                         86                  933                   --                   --
Redeemed                                                       --                   --                   --                   --
                                                   --------------       --------------       --------------       --------------
Net increase                                                2,798       $       29,825                   95       $        1,000
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------
OPPENHEIMER LIFESPAN BALANCED FUND
                                                   SHARES               AMOUNT                SHARES               AMOUNT
Class A:
Sold                                                      672,918       $    8,115,315              591,611       $    6,806,310
Dividends and distributions reinvested                    263,094            3,160,977               90,394            1,056,157
Redeemed                                                 (393,016)          (4,760,002)             (92,638)          (1,069,175)
                                                   --------------       --------------       --------------       --------------
Net increase                                              542,996       $    6,516,290              589,367       $    6,793,292
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class B:
Sold                                                      253,560       $    3,096,696              118,679       $    1,371,576
Dividends and distributions reinvested                     12,325              149,308                2,108               24,736
Redeemed                                                  (49,667)            (588,812)              (2,244)             (26,090)
                                                   --------------       --------------       --------------       --------------
Net increase                                              216,218       $    2,657,192              118,543       $    1,370,222
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class C:
Sold                                                       47,180       $      560,673               68,739       $      810,364
Dividends and distributions reinvested                      3,637               43,355                1,054               12,284
Redeemed                                                  (66,431)            (794,830)                 (85)                (978)
                                                   --------------       --------------       --------------       --------------
Net increase (decrease)                                   (15,614)      $     (190,802)              69,708       $      821,670
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------
OPPENHEIMER LIFESPAN GROWTH FUND
                                                   SHARES               AMOUNT                SHARES               AMOUNT
Class A:
Sold                                                      590,543       $    7,650,233              424,020       $    5,146,023
Dividends and distributions reinvested                    195,679            2,440,118               33,590              418,507
Redeemed                                                 (327,056)          (4,334,310)             (35,427)            (424,785)
                                                   --------------       --------------       --------------       --------------
Net increase                                              459,166       $    5,756,041              422,183       $    5,139,745
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class B:
Sold                                                      227,007       $    2,916,327              154,309       $    1,879,045
Dividends and distributions reinvested                     11,173              139,662                1,098               13,603
Redeemed                                                  (30,185)            (390,053)             (16,551)            (195,256)
                                                   --------------       --------------       --------------       --------------
Net increase                                              207,995       $    2,665,936              138,856       $    1,697,392
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------

Class C:
Sold                                                       86,490       $    1,086,489               11,124       $      138,640
Dividends and distributions reinvested                        846               10,506                   16                  198
Redeemed                                                   (8,994)            (118,988)                 (80)                (978)
                                                   --------------       --------------       --------------       --------------
Net increase                                               78,342       $      978,007               11,060       $      137,860
                                                   --------------       --------------       --------------       --------------
                                                   --------------       --------------       --------------       --------------





1. For the ten months ended October 31, 1996 for Class A and Class B shares and for the period from May 1, 1996 (inception of offering) to October 31, 1996 for Class C shares. The Funds changed their fiscal year end from December 31 to October 31.


55   Oppenheimer LifeSpan Funds

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
    At October 31, 1997, net unrealized appreciation on investments consisted of the following:





                                        --------------------------------------------------------------------
                                        LifeSpan Income Fund   LifeSpan Balanced Fund   LifeSpan Growth Fund
------------------------------------------------------------------------------------------------------------
 Gross appreciation                               $2,305,354              $8,991,592             $9,439,956
------------------------------------------------------------------------------------------------------------
 Gross depreciation                                  234,660               1,399,741              1,510,732
------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation                      $2,070,694              $7,591,851             $7,929,224
------------------------------------------------------------------------------------------------------------





4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees paid to the Manager were in accordance with the investment advisory agreements with the Funds. For Oppenheimer LifeSpan Income Fund, the agreement provides for a fee of 0.75% on the first $250 million of the Fund's average annual net assets and 0.65% on average annual net assets over $250 million. For Oppenheimer LifeSpan Balanced Fund and Oppenheimer LifeSpan Growth Fund, the fees are 0.85% on the first $250 million of average annual net assets and 0.75% on average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Funds at an annual fee of $15,000 per Fund, plus out-of-pocket costs and expenses reasonably incurred.

    For Oppenheimer LifeSpan Income Fund, the Manager has entered into a sub-advisory agreement with BEA Associates to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays BEA Associates negotiated fees. For Oppenheimer LifeSpan Balanced Fund and Oppenheimer LifeSpan Growth Fund, the Manager has entered into sub-advisory agreements with three sub-advisors to assist in the selection of portfolio investments for the components of the Funds. For these services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates negotiated fees.

    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Funds, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

    For the year ended October 31, 1997, (1) commissions (sales charges paid by investors) on sales of Class A shares, (2) commission amounts retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers, (3) sales charges advanced to broker/dealers by OFDI on sales of the Funds' Class B and Class C shares, (4) sales charges advanced to affiliated broker/dealers and (5) contingent deferred sales charges retained by OFDI were as follows:




----------------------------------------------------------------------------------------------------------------------------------
                         (1) Commissions       (2) Commissions    (3) Sales Charges  (4) Paid to Affiliates      (5) Contingent
                                                   Retained            Advanced                                   Deferred Sales
                                                                                                                     Charges
----------------------------------------------------------------------------------------------------------------------------------
 LifeSpan Income Fund
----------------------------------------------------------------------------------------------------------------------------------
   Class A                       $19,537               $13,796                  --                    --                    --
----------------------------------------------------------------------------------------------------------------------------------
   Class B                          --                    --                 $14,373               $11,515                $5,923
----------------------------------------------------------------------------------------------------------------------------------
   Class C                          --                    --                    --                    --                    --
----------------------------------------------------------------------------------------------------------------------------------
 LifeSpan Balanced Fund
----------------------------------------------------------------------------------------------------------------------------------
   Class A                      $100,461               $67,205                  --                    --                    --
----------------------------------------------------------------------------------------------------------------------------------
   Class B                          --                    --                $114,889               $67,463                  --
----------------------------------------------------------------------------------------------------------------------------------
   Class C                          --                    --                  $5,414                  --                    --
----------------------------------------------------------------------------------------------------------------------------------
 LifeSpan Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
   Class A                      $137,511              $111,486                  --                    --                    --
----------------------------------------------------------------------------------------------------------------------------------
   Class B                          --                    --                $102,107               $64,131                $2,500
----------------------------------------------------------------------------------------------------------------------------------
   Class C                          --                    --                  $9,869                  --                    --
----------------------------------------------------------------------------------------------------------------------------------





56   Oppenheimer LifeSpan Funds

    The Funds have adopted Service Plans for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Funds. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended October 31, 1997, OFDI made payments to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses as follows:

                    LifeSpan Income Fund. . . . . . . .$  68,271
                    LifeSpan Balanced Fund. . . . . . .$ 141,239
                    LifeSpan Growth Fund. . . . . . . .$ 117,788

    The Funds have adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Funds pay OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. If the Plans are terminated by the Funds, the Board of Directors may allow the Funds to continue payments of the asset-based sales charge to OFDI for certain expenses they incurred before the Plans were terminated. During the year ended October 31, 1997, OFDI retained certain amounts as compensation for Class B and Class C personal service and maintenance expenses. These amounts, as well as unreimbursed expenses incurred by OFDI at October 31, 1997 are as follows:




------------------------------------------------------------------------------------------
                                        Amount Retained by OFDI     Unreimbursed Expenses
------------------------------------------------------------------------------------------
LifeSpan Income Fund, Class B                            $  5,749                 $  8,787
------------------------------------------------------------------------------------------
LifeSpan Balanced Fund, Class B                            25,286                  135,290
------------------------------------------------------------------------------------------
LifeSpan Balanced Fund, Class C                             5,576                   14,197
------------------------------------------------------------------------------------------
LifeSpan Growth Fund, Class B                              34,240                  131,807
------------------------------------------------------------------------------------------
LifeSpan Growth Fund, Class C                               6,064                   12,680
------------------------------------------------------------------------------------------




5.  ILLIQUID AND RESTRICTED SECURITIES
    At October 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 10% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at October 31, 1997 are as follows:


--------------------------------------------------------------------------------
                                       Amount     Percentage to Net Assets as of
                                                         October 31, 1997
--------------------------------------------------------------------------------
 LifeSpan Income Fund              $1,108,880                              3.69%
--------------------------------------------------------------------------------
 LifeSpan Balanced Fund             1,605,278                              2.37
--------------------------------------------------------------------------------
 LifeSpan Growth Fund                 715,076                              1.19
--------------------------------------------------------------------------------


57   Oppenheimer LifeSpan Funds

6.  BORROWINGS
    The Funds may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Funds have entered into an agreement which enables them to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%.
    Borrowings are payable 30 days after such loan is executed. Each fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

    The Funds had no borrowings outstanding during the year ended October 31, 1997.

7.  SUBSEQUENT EVENT
    On December 11, 1997, the Board of Directors approved the reorganization of Oppenheimer LifeSpan Income Fund with and into Oppenheimer Bond Fund, Oppenheimer LifeSpan Balanced Fund with and into Oppenheimer Disciplined Allocation Fund and Oppenheimer LifeSpan Growth Fund with and into Oppenheimer Disciplined Value Fund. Shareholders of each of the Oppenheimer LifeSpan Funds will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer Bond Fund, Oppenheimer Disciplined Allocation Fund and Oppenheimer Disciplined Value Fund, as applicable, and the Oppenheimer LifeSpan Funds would be liquidated. If shareholder approval is received, it is expected that the reorganization will occur during the second quarter of calendar 1998.



58   Oppenheimer LifeSpan Funds

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of Oppenheimer Series Fund, Inc.:

We have audited the accompanying statements of investments and assets and liabilities of LifeSpan Income, LifeSpan Balanced and LifeSpan Growth Funds (collectively Oppenheimer Series Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the ten-month period ended October 31, 1996, and the financial highlights for the year ended October 31, 1997 and the ten-month period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from May 1, 1995 (commencement of operations) to December 31, 1995 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of LifeSpan Income, LifeSpan Balanced and LifeSpan Growth Funds as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for the year then ended and the ten-month period ended October 31, 1996, and the financial highlights for the year ended October 31, 1997 and the ten-month period ended October 31, 1996, in conformity with generally accepted accounting principles.





KPMG Peat Marwick LLP

Denver, Colorado
November 21, 1997


59   Oppenheimer LifeSpan Funds

    FEDERAL INCOME TAX INFORMATION (Unaudited)

    In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Funds during calendar year 1997. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

    OPPENHEIMER LIFESPAN INCOME FUND
    Distributions of $0.2037, $0.2011 and $0.1962 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 2, 1996, of which, for each class of shares, $0.0714 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gain).

    OPPENHEIMER LIFESPAN BALANCED FUND
    Distributions of $0.4163, $0.3995 and $0.3950 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 31, 1996, of which, for each class of shares, $0.1613 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gain).

    OPPENHEIMER LIFESPAN GROWTH FUND
    Distributions of $0.6986, $0.6753 and $0.6840 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 31, 1996, of which $0.2243 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Funds during the year ended October 31, 1997 which are not designated as capital gain distributions should be multiplied by the percentages listed below to arrive at the net amount eligible for the corporate dividend-received deduction.


                                         ---------------------------------------
                                          Corporate Dividend-Received Deduction
            --------------------------------------------------------------------
                    LifeSpan Income Fund                                 14.93%
            --------------------------------------------------------------------
                  LifeSpan Balanced Fund                                 20.37
            --------------------------------------------------------------------
                    LifeSpan Growth Fund                                 33.91
            --------------------------------------------------------------------



    The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


                           60   Oppenheimer LifeSpan Funds

    OPPENHEIMER LIFESPAN FUNDS
    A Series of Oppenheimer Series Fund, Inc.

    OFFICERS AND DIRECTORS    Leon Levy, Chairman of the Board of Directors
                              Donald W. Spiro, Vice Chairman of the Board of
                              Directors
                              Bridget A. Macaskill, Director and President
                              Robert G. Galli, Director
                              Benjamin Lipstein, Director
                              Elizabeth B. Moynihan, Director
                              Kenneth A. Randall, Director
                              Edward V. Regan, Director
                              Russell S. Reynolds, Jr., Director
                              Pauline Trigere, Director
                              Clayton K. Yeutter, Director
                              Robert C. Doll, Jr., Vice President
                              Peter M. Antos, Vice President
                              Stephen F. Libera, Vice President
                              Michael C. Strathearn, Vice President
                              Kenneth B. White, Vice President
                              Arthur J. Zimmer, Vice President
                              George C. Bowen, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Andrew J. Donohue,  Secretary
                              Robert G. Zack, Assistant Secretary

    INVESTMENT ADVISOR        OppenheimerFunds, Inc.

    SUB-ADVISORS              Babson-Stewart Ivory International
                              BEA Associates
                              Pilgrim Baxter & Associates

    DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

    TRANSFER AND              OppenheimerFunds Services
    SHAREHOLDER SERVICING
    AGENT

    CUSTODIAN OF              The Bank of New York
    PORTFOLIO SECURITIES

    INDEPENDENT AUDITORS      KPMG Peat Marwick LLP

    LEGAL COUNSEL             Gordon Altman Butowsky Weitzen Shalov & Wein

    This is a copy of a report to shareholders of Oppenheimer LifeSpan Funds. This report must be preceded by a Prospectus of Oppenheimer LifeSpan Funds. For material information concerning the Funds, see the Prospectus.

    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 1997 (UNAUDITED)
OPPENHEIMER BOND FUND AND OPPENHEIMER LIFESPAN INCOME FUND



                                                                                                             PRO FORMA
                                               OPPENHEIMER          OPPENHEIMER                               COMBINED
                                                  BOND            LIFESPAN INCOME       PROFORMA            OPPENHEIMER
                                                  FUND                FUND (1)         ADJUSTMENTS           BOND FUND
                                               --------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * )                 $286,563,209         $30,236,608                            $316,799,817

Cash                                                 390,159             225,097                                $615,256
Unrealized appreciation on forward foreign
   currency exchange contracts                        20,641                   -                                 $20,641
Receivables:
   Interest, dividends and principal paydowns      3,656,399             367,101                              $4,023,500
   Shares of beneficial interest or capital
     stock sold                                      301,417              20,066                                $321,483
   Investments sold                               16,365,960              80,321                             $16,446,281
   Daily variation on futures contracts               82,564                   -                                 $82,564
Other                                                  5,691               4,242                                  $9,933
                                               --------------------------------------------------------------------------
  Total assets                                  $307,386,040         $30,933,435                   -         338,319,475
                                               --------------------------------------------------------------------------
LIABILITIES:                                              .
Payables and other liabilities:
   Investments purchased                          58,014,647                   -                              58,014,647
   Dividends                                         631,775             554,797                               1,186,572
   Shares of beneficial interest or capital
     stock redeemed                                  258,531              19,705                                 278,236
   Custodian fees                                          -              17,006                                  17,006
   Trustees' and Directors' fees                           -              34,957                                  34,957
   Distributions and service plan fees               150,358              19,218                                 169,576
   Shareholder reports                                     -              23,742                                  23,742
   Transfer and shareholder servicing
     agent fees                                       47,292                   -                                  47,292
   Other                                             134,795              18,160                                 152,955
                                               --------------------------------------------------------------------------
      Total liabilities                           59,237,398             687,585                   -          59,924,983
                                               --------------------------------------------------------------------------
NET ASSETS                                      $248,148,642         $30,245,850                   -        $278,394,492
                                               --------------------------------------------------------------------------
                                               --------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                  241,988,295                   -          27,674,470 (2)     269,662,765
Par value of shares of capital stock                                       2,725              (2,725)(2)              -
Additional paid-in capital                                            27,671,745         (27,671,745)(2)              -
Undistributed net investment income                    6,579               2,079                                   8,658
Accumulated net realized gain from
   investments and foreign currency
   transactions                                   (2,819,276)             16,087                              (2,803,189)
Net unrealized appreciation on investments
   and translation of assets and liabilities
   denominated in foreign currencies               8,973,044           2,553,214                              11,526,258
                                               --------------------------------------------------------------------------
NET ASSETS                                      $248,148,642         $30,245,850                   -        $278,394,492
                                               --------------------------------------------------------------------------
                                               --------------------------------------------------------------------------


PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 1997 (UNAUDITED)
OPPENHEIMER BOND FUND AND OPPENHEIMER LIFESPAN INCOME FUND




                                                                                                             PRO FORMA
                                               OPPENHEIMER          OPPENHEIMER                               COMBINED
                                                  BOND            LIFESPAN INCOME       PROFORMA            OPPENHEIMER
                                                  FUND                FUND (1)         ADJUSTMENTS           BOND FUND
                                               --------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per
share (based on net assets of $190,705,711,
$29,330,773, and $220,036,484 and 17,383,073,
2,642,551 and 20,056,799 shares of beneficial
interest or capital shares outstanding for
Oppenheimer Bond Fund, Oppenheimer LifeSpan
Income Fund and Combined Oppenheimer Bond
Fund, respectively)                                   $10.97              $11.10                                  $10.97

Maximum offering price per share (net asset
value plus sales charge of 4.75%, 5.75 and
4.75, respectively, of offering price)                $11.52              $11.78                                  $11.52

Class B Shares:
Net asset value and redemption price per
share (based on net assets of $48,254,895,
$880,281, and $49,135,176 and 4,399,924,
79,058 and 4,480,168 shares of beneficial
interest or capital shares outstanding for
Oppenheimer Bond Fund, Oppenheimer LifeSpan
Income Fund and Combined Oppenheimer Bond
Fund, respectively)                                   $10.97              $11.13                                  $10.97

Class C Shares:
Net asset value and redemption price per
share (based on net assets of $9,188,036,
$34,796, and $9,222,832 and 837,017, 3,127
and 840,186 shares of beneficial interest
or capital shares outstanding for Oppenheimer
Bond Fund, Oppenheimer LifeSpan Income Fund
and Combined Oppenheimer Bond Fund,
respectively)                                         $10.98              $11.13                                  $10.98


*Cost                                           $277,840,513         $27,683,395                            $305,523,908



(1) Oppenheimer LifeSpan Income Fund Class A shares will be exchanged for Oppenheimer Bond Fund Class A shares.
     Oppenheimer LifeSpan Income Fund Class B shares will be exchanged for Oppenheimer Bond Fund Class B shares.
     Oppenheimer LifeSpan Income Fund Class C shares will be exchanged for Oppenheimer Bond Fund Class C shares.
(2)  Represents the conversion from par value shares to no par value shares.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)
OPPENHEIMER BOND FUND AND OPPENHEIMER LIFESPAN INCOME FUND




                                                                                                             PRO FORMA
                                               OPPENHEIMER          OPPENHEIMER                               COMBINED
                                                  BOND            LIFESPAN INCOME       PROFORMA            OPPENHEIMER
                                                  FUND                 FUND            ADJUSTMENTS           BOND FUND
                                               --------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                         $19,692,749          $1,731,312                             $21,424,061
Dividends (net of foreign withholding
  of $0, $724 and $724)                              196,995             233,031                                 430,026
                                               --------------------------------------------------------------------------
   Total income                                   19,889,744           1,964,343                   -          21,854,087
                                               --------------------------------------------------------------------------
EXPENSES:
Management fees                                    1,751,986             216,633              (8,361)(1)       1,960,258
Distribution and service plan fees:
Class A                                              461,146              70,511                                 531,657
Class B                                              414,137               7,364                                 421,501
Class C                                               61,208                 253                                  61,461
Transfer and shareholder servicing agent fees        412,037               4,970                                 417,007
Custodian fees and expenses                           49,736                   -                                  49,736
Legal and auditing fees                               18,708              29,406             (16,000)(2)          32,114
Insurance expenses                                         -               3,368                                   3,368
Shareholder reports                                  154,722              17,838                                 172,560
Trustees' or Directors' fees and expenses              6,839              36,245             (35,000)(3)           8,084
Registration and filing fees:
Class A                                                    -                 555                                     555
Class B                                                    -                  98                                      98
Class C                                                    -                   9                                       9
Other                                                 15,848                 546                                  16,394
                                               --------------------------------------------------------------------------
   Total expenses                                  3,346,367             387,796             (59,361)          3,674,802
                                               --------------------------------------------------------------------------
NET INVESTMENT INCOME                             16,543,377           1,576,547              59,361          18,179,285
                                               --------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
   Investments                                     2,873,379              26,078                               2,899,457
   Closing of futures contracts                     (688,832)                                                   (688,832)
   Closing and expiration of options written         (29,905)                                                    (29,905)
   Foreign currency transactions                      42,729                   -                                  42,729
                                               --------------------------------------------------------------------------
Net realized gain                                  2,197,371              26,078                   -           2,223,449
                                               --------------------------------------------------------------------------

Net change in unrealized appreciation or
  depreciation on:
  investments                                      3,870,507           1,535,479                               5,405,986
  Translation of assets and liabilities
      denominated in foreign currencies             (205,493)                  -                                (205,493)
                                               --------------------------------------------------------------------------
      Net change                                   3,665,014           1,535,479                               5,200,493
                                               --------------------------------------------------------------------------
Net realized and unrealized gain                   5,862,385           1,561,557                   -           7,423,942
                                               --------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        $22,405,762          $3,138,104             $59,361         $25,603,227
                                               --------------------------------------------------------------------------
                                               --------------------------------------------------------------------------



PRO FORMA COMBINING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)
OPPENHEIMER BOND FUND AND OPPENHEIMER LIFESPAN INCOME FUND


(1) Calculated in accordance with the investment advisory agreement of Oppenheimer Bond Fund (0.75% on the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of the average annual net assets over $1 billion). This assumes that the management fee structure had been in place for the entire period.
(2)  Elimination of duplicate expense.
(3) Reduction in expenses related to the transition from the New York Board to the Denver Board.

PRO FORMA COMBINING STATEMENTS OF INVESTMENTS December 31, 1997 (Unaudited) Oppenheimer Bond Fund and Oppenheimer LifeSpan Income Fund



                                                               FACE AMOUNT(1)                             MARKET VALUE
                                                  --------------------------------------    --------------------------------------
                                                                Oppenheimer                               Oppenheimer
                                                  Oppenheimer    LifeSpan      Pro Forma    Oppenheimer     LifeSpan     Pro Forma
                                                    Bond Fund   Income Fund    Combined       Bond Fund   Income Fund    Combined
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust,
  Asset-Backed Certificates,
  Series 1997-1, Cl. A, 6.25%, 8/25/05               $     -    $  125,000    $  125,000       $     -    $  125,325    $  125,325
----------------------------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing
  Nts., Series 1997-2, Cl. A,
  6.752%, 6/25/07                           (5)            -       175,000       175,000             -       175,622       175,622
----------------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust,
  Receivables-Backed Nts., Series 1997-A,
  Cl. A5, 6.80%, 2/15/05                                   -       150,000       150,000             -       152,034       152,034
----------------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust,
  Series 1996-A, Cl. A4, 5.85%, 7/15/01                    -       145,000       145,000             -       144,683       144,683
                                                                                                ----------------------------------
Total Asset-Backed Securities ($593,643)                                                             -       597,664       597,664


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 50.6%
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY - 33.5%
----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 24.6%
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Certificates of Participation:
9%, 3/1/17                                           445,202             -       445,202       476,977             -       476,977
Series 17-039, 13.50%, 11/1/10                        48,485             -        48,485        57,732             -        57,732
Series 17-094, 12.50%, 4/1/14                         27,295             -        27,295        31,974             -        31,974
Collateralized Mtg. Obligations, Gtd.
  Multiclass Mtg. Participation
  Certificates:
5.50%, 5/1/98                                              -         4,185         4,185             -         4,145         4,145
Series 1343, Cl. LA, 8%, 8/15/22                   1,600,000             -     1,600,000     1,751,426             -     1,751,426
Series 151, Cl. F, 9%, 5/15/21                     1,000,000             -     1,000,000     1,085,287             -     1,085,287
Series 1711, Cl. EA, 7%, 3/15/24                                   200,000       200,000             -       203,250       203,250
Series 1712, Cl. B, 6%, 3/15/09                    1,000,000             -     1,000,000       975,000             -       975,000
Series 1714, Cl. M, 7%, 8/15/23                    1,000,000             -     1,000,000     1,005,000             -     1,005,000
Gtd. Multiclass Mtg. Participation
  Certificates:
6%, 3/1/09                                                 -       301,381       301,381             -       299,209       299,209
Series 1460, Cl. H, 7%, 5/15/07                    1,500,000             -     1,500,000     1,538,430             -     1,538,430
Series 1574, Cl. PD, 5.55%, 3/15/13                        -        66,469        66,469             -        66,282        66,282
Series 1843, Cl. VB, 7%, 4/15/03                           -        85,000        85,000             -        87,204        87,204
Series 1849, Cl. VA, 6%, 12/15/10                          -       237,887       237,887             -       236,698       236,698


Series G056, Cl. H, 9%, 7/20/24                    2,493,000             -     2,493,000     2,717,370             -     2,717,370
Gtd. Real Estate Mtg. Investment
  Conduit Pass-Through Certificates,
  Series 1914, Cl. G, 6.50%, 2/15/24               3,000,000             -     3,000,000     2,951,250             -     2,951,250
Interest-Only Stripped Mtg.-Backed
  Security:                                                                                                                      -
Series 177, Cl. B, 9.335%--10.914%,
  7/1/26                                    (2)   16,225,514             -    16,225,514     4,743,428             -     4,743,428
Series 1583, Cl. IC, 6.65%, 1/15/20         (2)            -       500,000       500,000             -        75,195        75,195
Series 1661, Cl. PK, 5.775%, 11/15/06       (2)            -       801,135       801,135             -        66,062        66,062
Principal-Only Stripped Mtg.-Backed
  Security, Series 1690, Cl. B,
  3.748%, 11/15/23                          (3)    1,892,161             -     1,892,161     1,052,515             -     1,052,515
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
11%, 7/1/16                                        4,322,515             -     4,322,515     4,926,317             -     4,926,317
7%, 1/1/09--11/1/25                                  956,476             -       956,476       972,909             -       972,909
7%, 1/1/13--1/25/28                         (4)   22,060,000             -    22,060,000    22,240,811             -    22,240,811
7.50%, 2/1/08--3/1/08                                621,862             -       621,862       639,256             -       639,256
6%, 12/1/03                                                -       221,735       221,735             -       220,445       220,445
6.50%, 4/1/26                                              -       185,523       185,523             -       183,579       183,579
7%, 4/1/00                                                 -       110,456       110,456             -       111,230       111,230
Collateralized Mtg. Obligations, Gtd.
  Real Estate Mtg. Investment Conduit
  Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                    540,000             -       540,000       584,717             -       584,717
Trust 1993-181, Cl. C, 5.40%, 10/25/02                     -       193,935       193,935             -       192,843       192,843
Trust 1993-190, Cl. Z, 5.85%, 7/25/08                      -       191,290       191,290             -       189,945       189,945
Gtd. Mtg. Pass-Through Certificates,
  8%, 8/1/17                                         484,158             -       484,158       498,369             -       498,369
Gtd. Real Estate Mtg. Investment Conduit
  Pass-Through Certificates:
Medium-Term Nts., 6.56%, 11/13/01                          -       125,000       125,000             -       125,118       125,118
Trust 1991-170, Cl. E, 8%, 12/25/06                2,500,000             -     2,500,000     2,616,991             -     2,616,991
Trust 1992-162, Cl. C, 7%, 10/25/21                8,400,000             -     8,400,000     8,486,604             -     8,486,604
Trust 1994-13, Cl. B, 6.50%, 2/25/09                       -       200,000       200,000             -       199,374       199,374
Trust 1995-4, Cl. PC, 8%, 5/25/25                    869,210             -       869,210       952,053             -       952,053
Trust 1997-25, Cl. B, 7%, 12/18/22                   510,000             -       510,000       516,345             -       516,345
Trust 1997-27, Cl. J, 7.50%, 4/18/27                 844,594             -       844,594       898,896             -       898,896
Interest-Only Stripped Mtg.-Backed
  Security, Trust 249, Cl. 2, 9.958%,
  10/25/23                                   (2)  11,029,757             -    11,029,757     3,367,523             -     3,367,523
Principal-Only Stripped Mtg.-Backed
  Security, Trust 277-C1, 8.142%, 4/1/27     (3)   1,508,371             -     1,508,371     1,180,301             -     1,180,301
                                                                                            --------------------------------------
                                                                                            66,267,481     2,260,579    68,528,060

----------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED - 8.9%
----------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 1/1/28                                  (4)    9,950,000             -     9,950,000    10,021,540             -    10,021,540
10%, 11/15/09                                        244,986             -       244,986       271,774             -       271,774
10.50%, 12/15/17--5/15/21                            249,447             -       249,447       280,187             -       280,187


11%, 10/20/19                                        928,361             -       928,361     1,064,710             -     1,064,710
12%, 1/15/99--5/15/14                                  9,380             -         9,380         9,701             -         9,701
13%, 12/15/14                                         27,374             -        27,374        32,789             -        32,789
6%, 7/20/27                                          248,188             -       248,188       251,718             -       251,718
7%, 1/1/28                                  (4)    2,200,000             -     2,200,000     2,217,886             -     2,217,886
7%, 7/15/09--7/20/25                               1,617,774             -     1,617,774     1,657,314             -     1,657,314
7.50%, 12/1/27                              (4)    6,900,000             -     6,900,000     7,068,222             -     7,068,222
8%, 6/15/05--10/15/06                              1,413,602             -     1,413,602     1,468,716             -     1,468,716
9%, 2/15/09--6/15/09                                 422,630             -       422,630       456,835             -       456,835
                                                                                            --------------------------------------
                                                                                            24,801,392             -    24,801,392


----------------------------------------------------------------------------------------------------------------------------------
PRIVATE - 17.1%
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL - 13.6%
----------------------------------------------------------------------------------------------------------------------------------
Amresco Commercial Mortgage
  Funding I Corp., Multiclass Mtg.
  Pass-Through Certificates,
  Series 1997-C1, Cl. E, 7%, 6/17/29        (5)      150,000             -       150,000       138,656             -       138,656
----------------------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp.:
Commercial Mtg. Pass-Through
  Certificates:
Series 1996-D3, Cl. A5, 8.33%,
  10/13/26                               (5)(6)      800,000             -       800,000       859,250             -       859,250
Series 1996-MD6, Cl. A5, 6.957%,
  11/13/26                                  (6)    2,000,000             -     2,000,000     2,080,000             -     2,080,000
Series 1997-D4, Cl. B1, 7.525%, 4/14/29     (6)      333,000             -       333,000       329,878             -       329,878
Series 1997-D4, Cl. B2, 7.525%, 4/14/29     (6)      333,000             -       333,000       321,709             -       321,709
Series 1997-D4, Cl. B3, 7.525%, 4/14/29     (6)      334,000             -       334,000       309,524             -       309,524
Series 1997-D5, Cl. A6, 7.184%, 2/14/41            1,500,000             -     1,500,000     1,503,750             -     1,503,750
Series 1997-D5, Cl. B1, 6.93%, 2/14/41             2,000,000             -     2,000,000     1,826,562             -     1,826,562
Series 1997-MD7, Cl. A6, 8.11%, 1/13/30     (6)      200,000             -       200,000       211,219             -       211,219
Interest-Only Stripped Mtg.-Backed
  Security, Series 1997-D5, Cl. PS1,
  1.367%, 2/14/41                           (2)    6,250,000             -     6,250,000       678,711             -       678,711
----------------------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization
  LP, Interest-Only Corporate-Backed
  Pass-Through Certificates, Series
  1997-CTL1, 9.55%, 6/22/24              (2)(5)   13,750,315             -    13,750,315       657,265             -       657,265
----------------------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through
  Certificates, Series 1993-C1, Cl. E,
  7.76%, 12/25/03                           (6)      250,000             -       250,000       252,675             -       252,675
----------------------------------------------------------------------------------------------------------------------------------
CMC Securities Corp. I, Collateralized
  Mtg. Obligation, Series 1993-D,
  Cl. D-3, 10%, 7/25/23                     (5)      536,614             -       536,614       565,753             -       565,753
----------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp.,
  Interest-Only Stripped Mtg.-Backed
  Security, Series 1996-C1, Cl. X-2,
  0.981%, 12/25/20                       (2)(5)   18,624,900             -    18,624,900       529,646             -       529,646
----------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg.
  Investment Conduit Pass-Through
  Certificates, Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25                     (5)    1,000,000             -     1,000,000     1,037,500             -     1,037,500
Cl. 2-E, 8.70%, 9/25/25                     (5)    1,000,000             -     1,000,000     1,038,700             -     1,038,700
----------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1,
  Commercial Mtg. Pass-Through
  Certificates, Series 1997-CHL1:
8.116%, 2/25/11                          (5)(6)      750,000             -       750,000       638,475             -       638,475
8.116%, 5/25/08                          (5)(6)      750,000             -       750,000       760,725             -       760,725


----------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Collateralized Mtg. Obligations:
Series 1995-C2, Cl. D, 7.192%, 1/15/08             1,500,000             -     1,500,000     1,503,750             -     1,503,750
Series 1997-C2, Cl. F, 6.75%, 4/16/29              1,000,000             -     1,000,000       857,187             -       857,187
----------------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
  Commercial Mtg. Pass-Through
  Certificates, Series 1997-CL1, Cl. F:
7.353%, 7/13/30                                    1,000,000             -     1,000,000     1,018,125             -     1,018,125
7.823%, 7/13/30                                    1,000,000             -     1,000,000     1,035,937             -     1,035,937
----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
  Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. D, 7.42%, 4/25/28              1,500,000             -     1,500,000     1,529,648             -     1,529,648
Series 1997-C2, Cl. D, 7.075%, 12/10/29            1,000,000             -     1,000,000       997,188             -       997,188
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
  Commercial Mtg. Pass-Through
  Certificates, Series 1996-C1:
Cl. D-1, 7.51%, 2/15/28                  (5)(6)    1,000,000             -     1,000,000     1,016,563             -     1,016,563
Cl. E, 7.51%, 2/15/28                    (5)(6)    1,100,000             -     1,100,000     1,051,359             -     1,051,359
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
  Commercial Mtg. Pass-Through
  Certificates, Series 1997-HF1,
  Cl. F, 6.86%, 2/15/10                     (5)      225,000             -       225,000       205,031             -       205,031
----------------------------------------------------------------------------------------------------------------------------------
NationsCommercial Corp., NB
  Commercial Mtg. Pass-Through
  Certificates, Series-DMC,
  Cl. B, 8.562%, 8/12/11                    (5)    3,000,000             -     3,000,000     3,181,875             -     3,181,875
----------------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp.,
  Commercial Mtg. Pass-Through
  Certificates, Series 1995-2,
  Cl. A3, 6.50%, 2/25/12                                   -        74,000        74,000             -        74,142        74,142
----------------------------------------------------------------------------------------------------------------------------------
Potomac Gurnee Financial Corp.,
  Commercial Mtg. Pass-Through
  Certificates, Series 1, Cl. D,
  7.683%, 12/21/26                          (5)    1,500,000             -     1,500,000     1,547,400             -     1,547,400
----------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg.
  Pass-Through Certificates:
Series 1993-C1, Cl. B, 8.75%, 5/25/24                322,008             -       322,008       321,127             -       321,127
Series 1994-C1, Cl. C, 8%, 6/25/26                 1,500,000             -     1,500,000     1,530,900             -     1,530,900
Series 1995-C1, Cl. D, 6.90%, 2/25/27              2,500,000             -     2,500,000     2,489,266             -     2,489,266
----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities
  VII, Series 1996-C1, Cl. E,
  9.187%, 1/20/06                                    700,000             -       700,000       736,094             -       736,094
----------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp.:
Commercial Mtg. Pass-Through
  Certificates, Series 1997-LLI, Cl. D,
  7.15%, 4/12/12                                   2,500,000             -     2,500,000     2,538,281             -     2,538,281
Multiclass Pass-Through Certificates,
  Series 1996-C3, Cl. D, 8%, 6/25/30        (5)    2,500,000             -     2,500,000     2,531,641             -     2,531,641
                                                                                            --------------------------------------
                                                                                            37,831,370        74,142    37,905,512


----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
Green Tree Financial Corp.,
  Series 1994-6, Cl. A3, 7.70%, 1/15/20              151,555             -       151,555       152,123             -       152,123
----------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY - 1.1%
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through
  Certificates, Series 1997-MC1, Cl. F,
  7.452%, 5/20/07                           (5)      254,890             -       254,890       242,783             -       242,783
Multifamily Mtg. Pass-Through
  Certificates, Series 1996-MC1, Cl. G,
  7.15%, 6/15/06                            (7)    2,250,000             -     2,250,000     2,138,203             -     2,138,203
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg.
  Pass-Through Certificates,
  Series 1994-10, Cl. A3, 6%, 5/25/09                      -       250,000       250,000             -       247,520       247,520
----------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg.
  Pass-Through Certificates,
  Series 1991-M5, Cl. A, 9%, 3/25/17                 391,747             -       391,747       396,419             -       396,419
                                                                                             -------------------------------------
                                                                                             2,777,405       247,520     3,024,925

----------------------------------------------------------------------------------------------------------------------------------
OTHER - 0.7%
----------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
  Series 1994-14, Cl. A1, 6.50%, 4/25/24              47,944             -        47,944        47,780             -        47,780
----------------------------------------------------------------------------------------------------------------------------------
JHM Mtg. Acceptance Corp.,
  Collateralized Mtg. Obligation Bonds,
  Series E, Cl. 5, 8.96%, 4/1/19                   1,548,082             -     1,548,082     1,619,682             -     1,619,682
----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI:
Interest-Only Stripped Mtg.-Backed
  Security, Series 1987-3, Cl. B,
  12.50%, 10/23/17                          (2)      105,837             -       105,837        30,180             -        30,180
Principal-Only Stripped Mtg.-Backed
  Security, Series 1987-3, Cl. A, Zero
  Coupon, 10/23/17                          (3)      154,135             -       154,135       131,255             -       131,255
                                                                                             -------------------------------------
                                                                                             1,828,897             -     1,828,897

----------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL - 1.6%
----------------------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities
  Corp., Mtg. Pass-Through
  Certificates, Series 1997-C1:
Cl. E, 7.50%, 3/1/11                        (5)    1,000,000             -     1,000,000     1,035,300             -     1,035,300
Cl. F, 7.50%, 6/20/13                       (5)      150,000             -       150,000       145,500             -       145,500
Cl. G, 7.50%, 6/20/14                       (5)      150,000             -       150,000       138,705             -       138,705
Cl. H, 7.50%, 8/20/14                       (5)      105,000             -       105,000        82,908             -        82,908
----------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
  Gtd. Real Estate Mtg. Investment
  Conduit Pass-Through Certificates,
  Series 1994-7, Cl. A18, 6%, 2/25/09                      -       198,885       198,885             -       187,511       187,511
----------------------------------------------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through
  Certificates, Series 1997A-1,
  7.442%, 1/10/11                           (6)      500,000             -       500,000       520,938             -       520,938
----------------------------------------------------------------------------------------------------------------------------------
Residential Funding Corp., Mtg.
  Pass-Through Certificates,
  Series 1993-S10, Cl. A9, 8.50%, 2/25/23            490,776             -       490,776       507,340             -       507,340
----------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc.,
  Mortgage Asset-Backed Pass-Through
  Certificates, Series 1997-QS9,
  Cl. A2, 6.75%, 9/25/27                                   -       175,000       175,000             -       174,754       174,754
----------------------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III,
  Sub. Bonds, Series 1992-A,
  Cl. 1A, 8.268%, 3/29/30                   (6)      343,559             -       343,559       349,357             -       349,357
----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage
  Securities VII, Series 1996-B,
  Cl. 1, 7.136%, 4/25/26                           1,965,016             -     1,965,016     1,387,793             -     1,387,793
                                                                                             -------------------------------------
                                                                                             4,167,841       362,265     4,530,106
                                                                                             -------------------------------------
Total Mortgage-Backed Obligations
  (Cost $135,028,453, Cost $2,901,201,
  Combined $137,929,654)                                                                   137,826,509     2,944,506   140,771,015

----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 12.9%
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
10.375%, 11/15/09                                  5,500,000             -     5,500,000     6,876,721             -     6,876,721


11.625%, 11/15/04                                  2,375,000             -     2,375,000     3,151,331             -     3,151,331
12.75%, 11/15/10                                   1,000,000             -     1,000,000     1,427,501             -     1,427,501
8.875%, 8/15/17                             (8)    6,000,000             -     6,000,000     7,963,128             -     7,963,128
6%, 2/15/26                                                -       100,000       100,000             -        99,906        99,906
7.50%, 11/15/16                                            -     2,095,000     2,095,000             -     2,444,605     2,444,605
STRIPS, Zero Coupon, 6.374%, 2/15/07        (9)      725,000             -       725,000       427,004             -       427,004
STRIPS, Zero Coupon, 6.52%, 8/15/22         (9)    2,000,000             -     2,000,000       456,670             -       456,670
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6%, 8/15/00                                        1,000,000             -     1,000,000     1,007,501             -     1,007,501
6.125%, 8/15/07                                    6,000,000             -     6,000,000     6,168,756             -     6,168,756
7.50%, 10/31/99                                    3,430,000             -     3,430,000     3,537,191             -     3,537,191
6.50%, 8/15/05                                             -       650,000       650,000             -       678,438       678,438
6.75%, 6/30/99                                             -       380,000       380,000             -       386,057       386,057
7.50%, 11/15/01                                            -     1,100,000     1,100,000             -     1,167,032     1,167,032
                                                                                            --------------------------------------

Total U.S. Government Obligations
  (Cost $29,886,433, Cost $4,566,663,
  Combined $34,453,096)                                                                     31,015,803     4,776,038    35,791,841

----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 43.0%
----------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 2.3%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.4%
----------------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co., 8.50%
  Debs., 2/15/03                                           -       150,000       150,000             -       159,416       159,416
----------------------------------------------------------------------------------------------------------------------------------
FMC Corp., 8.75% Sr. Nts., 4/1/99                    250,000             -       250,000       257,366             -       257,366
----------------------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc.:
10.25% Gtd. Sr. Sec. Disc. Nts., 7/15/01                   -        50,000        50,000             -        53,000        53,000
10.75% Gtd. Sr. Sub. Nts., 10/15/03                  100,000             -       100,000       107,250             -       107,250
----------------------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
  Sub. Nts., 9/15/07                        (7)      150,000        50,000       200,000       148,500        49,500       198,000
----------------------------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25%
  Credit Sensitive Nts., 6/1/20                            -        85,000        85,000             -       110,702       110,702
----------------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr.
  Sec. Nts., 10/15/03                                492,000             -       492,000       547,350             -       547,350
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp.,
  9.25% Sr. Nts., 6/15/07                            200,000             -       200,000       202,500             -       202,500
----------------------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                     -        85,000        85,000             -       106,140       106,140
----------------------------------------------------------------------------------------------------------------------------------
Quantum Chemical Corp., 10.375% First
  Mtg. Nts., 6/1/03                                  900,000             -       900,000       944,395             -       944,395
----------------------------------------------------------------------------------------------------------------------------------
Rohm & Haas Co., 9.50% Debs., 4/1/21                 500,000             -       500,000       572,630             -       572,630
----------------------------------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc.,
  9.50% Sr. Sub. Nts., 8/1/07               (7)      175,000             -       175,000       180,250             -       180,250
----------------------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.75% Sr.
  Unsec. Sub. Nts., 8/15/06                          470,000             -       470,000       481,750             -       481,750
----------------------------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr.
  Sub. Nts., Series B, 7/1/06                              -        50,000        50,000             -        54,000        54,000
                                                                                             -------------------------------------
                                                                                             3,441,991       532,758     3,974,749

----------------------------------------------------------------------------------------------------------------------------------
CONTAINERS - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
U.S. Can Corp., 10.125% Sr. Sub. Nts.,
  Series B, 10/15/06                                 250,000             -       250,000       266,250             -       266,250
----------------------------------------------------------------------------------------------------------------------------------
METALS/MINING - 0.1%


----------------------------------------------------------------------------------------------------------------------------------
Alcan Aluminum Ltd., 9.625% Debs.,
  7/15/19                                                  -       165,000       165,000             -       178,608       178,608
----------------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.,
  12.75% Sr. Sub. Nts., 2/1/03                             -        50,000        50,000             -        53,625        53,625
                                                                                               -----------------------------------
                                                                                                             232,233       232,233

----------------------------------------------------------------------------------------------------------------------------------
PAPER - 0.4%
----------------------------------------------------------------------------------------------------------------------------------
Celulosa Arauco y Constitucion SA,
  7.25% Debs., 6/11/98                      (5)            -       145,000       145,000             -       144,094       144,094
----------------------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr.
  Sub. Disc. Debs., 5/15/05                                -        50,000        50,000             -        53,750        53,750
----------------------------------------------------------------------------------------------------------------------------------
Malette, Inc., 12.25% Sr. Sec.
  Nts., 7/15/04                             (5)            -        50,000        50,000             -        56,687        56,687
----------------------------------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 9.063%
  First Priority Sr. Sec. Nts., 7/15/00     (6)      100,000             -       100,000        99,000             -        99,000
----------------------------------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625%
  Sr. Unsec. Nts., 8/1/07                            200,000             -       200,000       204,000             -       204,000
----------------------------------------------------------------------------------------------------------------------------------
Scotia Pacific Holding Co., 7.95%
  Timber Collateralized Nts., 7/20/15                415,538             -       415,538       431,251             -       431,251
----------------------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
  Nts., 2/1/01                                             -       100,000       100,000             -       100,375       100,375
                                                                                               -----------------------------------
                                                                                               734,251       354,906     1,089,157

----------------------------------------------------------------------------------------------------------------------------------
STEEL - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts.,
  12/15/06                                           350,000             -       350,000       360,500             -       360,500
----------------------------------------------------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama),
  13.50% First Mtg. Nts., Series B,
  4/15/03                                                  -        50,000        50,000             -        49,750        49,750
----------------------------------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries,
  Inc., 9.625% Sr. Nts., 8/1/07             (7)      200,000             -       200,000       201,750             -       201,750
----------------------------------------------------------------------------------------------------------------------------------
NS Group, Inc., 13.50% Gtd. Sr. Sec.
  Nts., 7/15/03                                            -        45,000        45,000             -        52,312        52,312
----------------------------------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc.,
  9.875% First Mtg. Nts., 12/15/01                         -        25,000        25,000             -        24,125        24,125
----------------------------------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts.,
  Series B, 12/1/04                                        -        50,000        50,000             -        51,250        51,250
----------------------------------------------------------------------------------------------------------------------------------
Weirton Steel Corp., 10.75% Sr.
  Nts., 6/1/05                                             -        50,000        50,000             -        51,375        51,375
                                                                                               -----------------------------------
                                                                                               562,250       228,812       791,062

----------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 9.7%
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 0.5%
----------------------------------------------------------------------------------------------------------------------------------
Black & Decker Corp., 6.625% Nts.,
  11/15/00                                                 -       145,000       145,000             -       146,417       146,417
----------------------------------------------------------------------------------------------------------------------------------
Dyersburg Corp., 9.75% Sr. Unsec.
  Sub. Nts., 9/1/07                         (7)            -        50,000        50,000             -        52,500        52,500
----------------------------------------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr.
  Sub. Nts., Series B, 7/15/02                       400,000             -       400,000       449,000             -       449,000
----------------------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub.
  Disc. Nts., Series B, 11/15/04           (11)            -        50,000        50,000             -        43,750        43,750
----------------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs.,
  2/1/23                                                   -        85,000        85,000             -        92,712        92,712
----------------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp.,
  9.375% Sr. Nts., Series B, 4/1/01                        -        50,000        50,000             -        51,500        51,500
----------------------------------------------------------------------------------------------------------------------------------
Shop Vac Corp., 10.625% Sr. Nts.,
  9/1/03                                                   -        75,000        75,000             -        82,031        82,031
----------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc., 13% Sr.
  Sub. Nts., 8/15/02                                       -        50,000        50,000             -        54,250        54,250
----------------------------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12%
  Sr. Sub. Nts., 12/15/05                   (5)      370,000             -       370,000       445,850             -       445,850
                                                                                               -----------------------------------
                                                                                               894,850       523,160     1,418,010

----------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.9%
----------------------------------------------------------------------------------------------------------------------------------
AmeriServe Food Distribution, Inc.,
  8.875% Sr. Nts., 10/15/06                 (7)            -        50,000        50,000             -        50,500        50,500
----------------------------------------------------------------------------------------------------------------------------------
B.A.T. Capital Corp., 6.66% Medium-Term
  Nts., 3/22/00                             (7)      250,000             -       250,000       251,975             -       251,975
----------------------------------------------------------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc., 6.95%
  Debs., 11/15/26                                  2,000,000             -     2,000,000     2,030,054             -     2,030,054
----------------------------------------------------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts.,
  7/15/00                                                  -       150,000       150,000             -       151,855       151,855
                                                                                             -------------------------------------
                                                                                             2,282,029       202,355     2,484,384


----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 0.6%
----------------------------------------------------------------------------------------------------------------------------------
Columbia/HCA Healthcare Corp.,
  6.875% Nts., 7/15/01                                     -       160,000       160,000             -       160,373       160,373
----------------------------------------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp., 9.50% Sr. Sub.
  Nts., 4/1/01                                       500,000             -       500,000       525,000             -       525,000
----------------------------------------------------------------------------------------------------------------------------------
Imcera Group, Inc., 6% Nts., 10/15/03                500,000             -       500,000       492,542             -       492,542
----------------------------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.,
  9.50% Sr. Sub. Nts., 9/15/07              (7)       30,000        50,000        80,000        30,900        51,500        82,400
----------------------------------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50% Sr.
  Sub. Nts., Series B, 4/1/06               (5)            -        50,000        50,000             -        52,000        52,000
----------------------------------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr.
  Unsec. Sub. Nts., 8/15/06                                -        50,000        50,000             -        51,250        51,250
----------------------------------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr.
  Sub. Nts., 7/1/07                         (7)      220,000             -       220,000       226,600             -       226,600
                                                                                             -------------------------------------
                                                                                             1,275,042       315,123     1,590,165

----------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING - 1.7%
----------------------------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts.,
  8/15/07                                            150,000             -       150,000       155,250             -       155,250
----------------------------------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
  Nts., 8/1/03                                             -        50,000        50,000             -        54,562        54,562
----------------------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp.,
  13% First Mtg. Nts., Series B, 8/15/03             300,000       100,000       400,000       289,500        96,500       386,000
----------------------------------------------------------------------------------------------------------------------------------
GB Property Funding Corp., 10.875%
  First Mtg. Nts., 1/15/04                                 -        50,000        50,000             -        42,625        42,625
----------------------------------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd.
  First Mtg. Nts., 12/1/03                           300,000             -       300,000       324,000             -       324,000
----------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
  6/1/02                                                   -        75,000        75,000             -        76,927        76,927
----------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr.
  Nts., 4/15/07                                    1,000,000             -     1,000,000     1,076,652             -     1,076,652
----------------------------------------------------------------------------------------------------------------------------------
HMC Acquisition Properties, Inc.,
  9% Sr. Nts., Series B, 12/15/07                    800,000             -       800,000       834,000             -       834,000
----------------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875%
  Sr. Nts., 7/15/07                                  500,000        50,000       550,000       528,750        52,875       581,625
----------------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
  Sub. Nts., 6/15/07                                 100,000        50,000       150,000       105,250        52,625       157,875
----------------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority
  (Connecticut), 13.50% Sr. Sec. Nts.,
  Series B, 11/15/02                                 310,000        25,000       335,000       398,350        32,125       430,475
----------------------------------------------------------------------------------------------------------------------------------
Players International, Inc.,
  10.875% Sr. Nts., 4/15/05                                -        50,000        50,000             -        54,000        54,000
----------------------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.25% First
  Mtg. Bonds, 1/15/06                                      -        50,000        50,000             -        52,750        52,750
----------------------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr.
  Sub. Nts., 7/15/05                                 100,000       100,000       200,000       108,500       108,500       217,000
----------------------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First
  Mtg. Nts., 12/15/00                                      -        45,000        45,000             -        40,725        40,725
----------------------------------------------------------------------------------------------------------------------------------
Signature Resorts, Inc., 9.75% Sr.
  Sub. Nts., 10/1/07                        (7)      150,000             -       150,000       150,750             -       150,750
                                                                                             -------------------------------------
                                                                                             3,971,002       664,214     4,635,216

----------------------------------------------------------------------------------------------------------------------------------
LEISURE - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr.
  Sub. Nts., Series B, 8/1/04                              -        50,000        50,000             -        51,250        51,250
----------------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holdings, 9.875%
  Sr. Sub. Nts., 10/15/07                   (7)            -        50,000        50,000             -        50,625        50,625
                                                                                              ------------------------------------
                                                                                                     -       101,875       101,875

----------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS - 0.6%
----------------------------------------------------------------------------------------------------------------------------------
Ameriking, Inc., 10.75% Sr. Nts.,
  12/1/06                                            160,000             -       160,000       168,800             -       168,800
----------------------------------------------------------------------------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99                               689,000             -       689,000       704,502             -       704,502
9.75% Sr. Sub. Nts., 6/1/02                          750,000             -       750,000       774,375             -       774,375
                                                                                             -------------------------------------
                                                                                             1,647,677             -     1,647,677

----------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL - 0.3%


----------------------------------------------------------------------------------------------------------------------------------
Dan River, Inc., 10.125% Sr. Sub.
  Nts., 12/15/03                                     100,000             -       100,000       107,375             -       107,375
----------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 7%
  Debs., 3/15/11                                     500,000             -       500,000       492,877             -       492,877
----------------------------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub.
  Nts., Series A, 12/1/06                            200,000             -       200,000       211,000             -       211,000
                                                                                               -----------------------------------
                                                                                               811,252             -       811,252

----------------------------------------------------------------------------------------------------------------------------------
ENERGY - 5.1%
----------------------------------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub.
  Nts., 6/15/07                                      400,000             -       400,000       406,000             -       406,000
----------------------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 12% Gtd.
  Sr. Exchangeable Nts., 3/1/01                      675,000             -       675,000       710,437             -       710,437
----------------------------------------------------------------------------------------------------------------------------------
Clark R&M, Inc., 8.375% Sr.
  Nts., 11/15/07                            (7)      200,000             -       200,000       201,750             -       201,750
----------------------------------------------------------------------------------------------------------------------------------
Cliffs Drilling Co., 10.25% Sr.
  Nts., 5/15/03                                       50,000             -        50,000        54,687             -        54,687
----------------------------------------------------------------------------------------------------------------------------------
Coastal Corp.:
8.125% Sr. Nts., 9/15/02                                   -        85,000        85,000             -        91,119        91,119
8.75% Sr. Nts., 5/15/99                              325,000        55,000       380,000       335,998        56,861       392,859
----------------------------------------------------------------------------------------------------------------------------------
Eastern Energy Ltd., 6.75% Sr. Nts.,
  12/1/06                                   (7)    2,000,000             -     2,000,000     2,013,104             -     2,013,104
----------------------------------------------------------------------------------------------------------------------------------
Enterprise Oil plc, 6.70% Sr. Nts.,
  9/15/07                                          1,000,000             -     1,000,000     1,027,105             -     1,027,105
----------------------------------------------------------------------------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75% Sr.
  Nts., Series B, 1/15/01                                  -        70,000        70,000             -        73,412        73,412
----------------------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts.,
  Series B, 2/15/07                                        -        50,000        50,000             -        50,875        50,875
----------------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc., 7.125% Nts.,
  9/1/07                                    (5)    2,000,000             -     2,000,000     2,020,000             -     2,020,000
----------------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 12.25% Sr. Nts.,
  9/1/04                                    (5)      200,000             -       200,000       210,000             -       210,000
----------------------------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                                    -        75,000        75,000             -        82,756        82,756
9% Debs., 8/15/99                                          -        75,000        75,000             -        78,498        78,498
----------------------------------------------------------------------------------------------------------------------------------
HS Resources, Inc., 9.25% Sr. Sub.
  Nts., 11/15/06                                           -        50,000        50,000             -        51,437        51,437
----------------------------------------------------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub.
  Bonds, 7/15/06                                     600,000             -       600,000       645,750             -       645,750
----------------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65%
  Debs., 12/1/23                                           -       100,000       100,000             -       109,329       109,329
----------------------------------------------------------------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts., 3/15/02                100,000             -       100,000       106,485             -       106,485
----------------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp., 11.125%
  Sr. Debs., 6/1/19                                2,000,000             -     2,000,000     2,236,314             -     2,236,314
----------------------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts.,
  3/31/07                                                  -        75,000        75,000             -        80,028        80,028
----------------------------------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc.,
  9.375% Sub. Debs., 2/1/06                          750,000             -       750,000       678,750             -       678,750
----------------------------------------------------------------------------------------------------------------------------------
Phillips Petroleum Co., 7.53%
  Pass-Through Certificates, Series
  1994-A1, 9/27/98                                   198,646             -       198,646       200,689             -       200,689
----------------------------------------------------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co.
  plc, 9% Debs., 6/1/19                                    -        85,000        85,000             -        87,877        87,877
----------------------------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub.
  Nts., 9/15/07                                      400,000             -       400,000       409,000             -       409,000
----------------------------------------------------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50%
  Sr. Nts., 6/15/02                         (7)            -        25,000        25,000             -        24,625        24,625
----------------------------------------------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875%
  Debs., 1/1/21                                    1,500,000             -     1,500,000     1,995,000             -     1,995,000
----------------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc.,
  6.25% Sr. Unsec. Debs., 2/1/06                           -       100,000       100,000             -        98,163        98,163
----------------------------------------------------------------------------------------------------------------------------------
Wiser Oil Co., 9.50% Sr. Sub. Nts.,
  5/15/07                                             65,000             -        65,000        64,025             -        64,025
                                                                                            --------------------------------------
                                                                                            13,315,094       884,980    14,200,074

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 10.3%
----------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 1.5%
----------------------------------------------------------------------------------------------------------------------------------
Banque Nationale de Paris, 9.875%
  Debs., 5/25/98                                     205,000             -       205,000       207,945             -       207,945


----------------------------------------------------------------------------------------------------------------------------------
Barnett Banks, Inc., 8.50% Sub.
Exchangeable Nts., 3/1/99                                  -        60,000        60,000             -        61,646        61,646
----------------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New), 6.625%
Sr. Nts., 1/15/98                                     25,000        55,000        80,000        25,004        55,009        80,013
----------------------------------------------------------------------------------------------------------------------------------
Citicorp Capital I, 7.933% Gtd.
Bonds, 2/15/27                                     1,000,000             -     1,000,000     1,069,495             -     1,069,495
----------------------------------------------------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                         -        90,000        90,000             -        88,311        88,311
----------------------------------------------------------------------------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub.
Capital Nts., 4/1/98                                 325,000        55,000       380,000       326,728        55,292       382,020
----------------------------------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc.:
10.625% Sr. Sub. Nts., 10/1/03                       150,000             -       150,000       168,750             -       168,750
9.125% Sr. Sub. Nts., 1/15/03                        500,000             -       500,000       527,500             -       527,500
----------------------------------------------------------------------------------------------------------------------------------
First Union Corp., 6.75% Sr. Nts.,
1/15/98                                                    -        55,000        55,000             -        55,011        55,011
----------------------------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90%
Sub. Nts., 6/15/01                                         -       145,000       145,000             -       161,275       161,275
----------------------------------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                                              -       145,000       145,000             -       146,350       146,350
----------------------------------------------------------------------------------------------------------------------------------
National Westminster Bank plc, 9.375%
Gtd. Capital Nts., 11/15/03                           70,000             -        70,000        80,557             -        80,557
----------------------------------------------------------------------------------------------------------------------------------

Royal Bank of Scotland Group (The)
plc, 10.125% Gtd. Sub. Capital Nts.,
3/1/04                                               500,000             -       500,000       591,194             -       591,194
----------------------------------------------------------------------------------------------------------------------------------
Suntrust Banks, Inc., 8.875% Debs.,
2/1/98                                               500,000             -       500,000       501,029             -       501,029
                                                                                             -------------------------------------
                                                                                             3,498,202       622,894     4,121,096


----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 7.0%
----------------------------------------------------------------------------------------------------------------------------------
American General Finance Corp.,
8.50% Sr. Nts., 8/15/98                                    -        60,000        60,000             -        60,927        60,927
----------------------------------------------------------------------------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46                                     (7)            -        75,000        75,000             -        83,195        83,195
----------------------------------------------------------------------------------------------------------------------------------
Associates Corp. of North America, 7.40%
Medium-Term Nts., 7/7/99                             300,000             -       300,000       305,592             -       305,592
----------------------------------------------------------------------------------------------------------------------------------
Beneficial Corp.:
12.875% Debs., 8/1/13                                 20,000             -        20,000        21,734             -        21,734
9.125% Debs., 2/15/98                                      -       145,000       145,000             -       145,485       145,485
----------------------------------------------------------------------------------------------------------------------------------
BHP Finance (USA) Ltd., 8.50% Gtd.
Debs., 12/1/12                                     1,500,000             -     1,500,000     1,756,584             -     1,756,584
----------------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp.:
6.83% Sr. Nts., 5/17/99                                    -        75,000        75,000             -        75,544        75,544
7.25% Nts., 12/1/03                                        -        50,000        50,000             -        50,528        50,528
----------------------------------------------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Gtd. Unsec. Unsub. Nts., 1/26/01                     -        60,000        60,000             -        61,562        61,562
----------------------------------------------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec.
Nts., 2/15/01                                              -       145,000       145,000             -       142,416       142,416
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc.:
6.05% Gtd. Medium-Term Nts.,
Series D, 3/1/01                                           -        90,000        90,000             -        89,616        89,616
6.085% Gtd. Medium-Term Nts.,
Series B, 7/14/99                                          -        60,000        60,000             -        59,988        59,988
----------------------------------------------------------------------------------------------------------------------------------
Enterprise Rent-A-Car USA Finance Co.,
7.875% Nts., 3/15/98                        (7)    1,500,000             -     1,500,000     1,505,331             -     1,505,331
----------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
6.25% Unsub. Nts., 2/26/98                                 -       145,000       145,000             -       145,458       145,458
6.75% Nts., 8/15/08                                1,000,000             -     1,000,000     1,012,842             -     1,012,842
----------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                                       -       175,000       175,000             -       172,392       172,392
----------------------------------------------------------------------------------------------------------------------------------
Golden West Financial Corp., 8.625%
Sub. Nts., 8/30/98                                         -        55,000        55,000             -        55,959        55,959
----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
6.50% Nts., 4/1/01                                         -       150,000       150,000             -       151,447       151,447


6.875% Nts., 3/1/03                                  750,000             -       750,000       770,451             -       770,451
----------------------------------------------------------------------------------------------------------------------------------
Midland American Capital Corp., 12.75%
Gtd. Nts., 11/15/03                                  205,000             -       205,000       215,084             -       215,084
----------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp., 10.20% Sub. Nts.,
7/15/15                                            1,300,000             -     1,300,000     1,748,590             -     1,748,590
----------------------------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd.
Bonds, 8/1/27                                        300,000             -       300,000       327,000             -       327,000
----------------------------------------------------------------------------------------------------------------------------------


Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)                    (12)            -        50,000        50,000             -        49,750        49,750
----------------------------------------------------------------------------------------------------------------------------------
Penske Truck Leasing Co. LP, 7.75%
Sr. Nts., 5/15/99                                  1,825,000             -     1,825,000     1,868,676             -     1,868,676
----------------------------------------------------------------------------------------------------------------------------------
Rank Group Finance plc, 6.75% Gtd.
Nts., 11/30/04                                     1,000,000             -     1,000,000     1,003,500             -     1,003,500
----------------------------------------------------------------------------------------------------------------------------------
Ryder System, Inc., 8.75% Debs.,
Series J, 3/15/17                                  1,600,000             -     1,600,000     1,671,586             -     1,671,586
----------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc.:
7.30% Nts., 5/15/02                                1,000,000             -     1,000,000     1,035,115             -     1,035,115
8.69% Sr. Medium-Term Nts., Series D,
3/1/99                                                     -       160,000       160,000             -       164,713       164,713
----------------------------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment
Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                                   1,125,000             -     1,125,000     1,209,375             -     1,209,375
----------------------------------------------------------------------------------------------------------------------------------
Source One Mortgage Services Corp.,
9% Debs., 6/1/12                                   1,250,000             -     1,250,000     1,379,060             -     1,379,060
----------------------------------------------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375%
Gtd. Bonds, 6/1/27                                 2,000,000             -     2,000,000     2,180,952             -     2,180,952
                                                                                            --------------------------------------
                                                                                            18,011,472     1,508,980    19,520,452


----------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.8%
----------------------------------------------------------------------------------------------------------------------------------
Aetna Services, Inc., 8% Debs., 1/15/17              849,000             -       849,000       868,270             -       868,270
----------------------------------------------------------------------------------------------------------------------------------
Allmerica Capital I, 8.207% Debs.,
2/3/27                                             2,000,000             -     2,000,000     2,209,596             -     2,209,596
----------------------------------------------------------------------------------------------------------------------------------
Cigna Corp., 7.90% Nts., 12/14/98                          -       150,000       150,000             -       152,404       152,404
----------------------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                                              -       100,000       100,000             -       112,650       112,650
----------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Insurance Co., 7.697%
Nts., 10/15/2097                            (5)    1,000,000             -     1,000,000     1,051,292             -     1,051,292
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts., 1/15/99                     -       120,000       120,000             -       123,197       123,197
----------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                                        -       145,000       145,000             -       147,538       147,538
----------------------------------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr.
Nts., 12/15/03                                       200,000             -       200,000       214,000             -       214,000
                                                                                             -------------------------------------
                                                                                             4,343,158       535,789     4,878,947


----------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED - 0.8%
----------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
American Standard, Inc., 10.875% Sr.
Nts., 5/15/99                               (5)            -        70,000        70,000             -        73,850        73,850
----------------------------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.25% Sr. Nts., Series B,
3/15/07                                              250,000             -       250,000       256,250             -       256,250
                                                                                               -----------------------------------
                                                                                               256,250        73,850       330,100


----------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 0.7%
----------------------------------------------------------------------------------------------------------------------------------
Continental Homes Holding Corp.,
10% Gtd. Unsec. Bonds, 4/15/06                        50,000             -        50,000        54,750             -        54,750
----------------------------------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                                    -        75,000        75,000             -        77,073        77,073
----------------------------------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr.
Gtd. Nts., 3/1/04                           (5)       50,000             -        50,000        54,750             -        54,750
----------------------------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts.,
Series B, 9/1/07                                     250,000             -       250,000       255,000             -       255,000
----------------------------------------------------------------------------------------------------------------------------------
Trizec Hahn Corp., 7.95% Sr. Unsec.
Debs., 6/1/07                                 CAD  2,000,000             -     2,000,000     1,450,435             -     1,450,435



                                                                                             -------------------------------------
                                                                                             1,814,935        77,073     1,892,008


----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 6.4%
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE - 2.0%
----------------------------------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04       (7)      100,000             -       100,000       104,500             -       104,500
----------------------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                              125,000             -       125,000       132,500             -       132,500
12.25% Pass-Through Certificates,
12/1/02                                            1,000,000             -     1,000,000     1,115,000             -     1,115,000
----------------------------------------------------------------------------------------------------------------------------------
Boeing Co., 7.50% Debs., 8/15/42                   2,000,000             -     2,000,000     2,254,914             -     2,254,914
----------------------------------------------------------------------------------------------------------------------------------
GPA Delaware, Inc., 8.75% Gtd. Nts.,
12/15/98                                                   -        25,000        25,000             -        25,500        25,500
----------------------------------------------------------------------------------------------------------------------------------
Rolls-Royce Capital, Inc., 7.125% Gtd.
Nts., 7/29/03                                      1,000,000             -     1,000,000     1,028,125             -     1,028,125
----------------------------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25%
Sr. Sub. Nts., 9/1/07                       (7)      250,000             -       250,000       260,000             -       260,000
----------------------------------------------------------------------------------------------------------------------------------
Southwest Airlines Co., 9.25% Debs.,
2/15/98                                              500,000             -       500,000       501,700             -       501,700
----------------------------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr.
Sec. Nts., 12/15/04                         (7)      250,000             -       250,000       252,500             -       252,500
                                                                                            --------------------------------------
                                                                                             5,649,239        25,500     5,674,739


----------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE - 2.4%
----------------------------------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., 7/15/07                      (7)      100,000             -       100,000       105,000             -       105,000
----------------------------------------------------------------------------------------------------------------------------------
Chrysler Corp., 7.40% Debs., 8/1/2097              3,000,000             -     3,000,000     3,212,247             -     3,212,247
----------------------------------------------------------------------------------------------------------------------------------
Ford Motor Co., 8.875% Debs., 11/15/22             2,000,000             -     2,000,000     2,267,818             -     2,267,818
----------------------------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11%
Sr. Sub. Nts., 7/15/06                               200,000             -       200,000       224,000             -       224,000
----------------------------------------------------------------------------------------------------------------------------------
Johnson Controls, Inc., 7.70% Debs.,
3/1/15                                               500,000             -       500,000       564,073             -       564,073
----------------------------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub.
Nts., Series B, 3/15/07                              200,000             -       200,000       213,500             -       213,500
----------------------------------------------------------------------------------------------------------------------------------
MCII Holdings (USA), Inc., 0%/15% Sec.
Nts., 11/15/02                                             -        50,000        50,000             -        46,375        46,375
                                                                                             -------------------------------------
                                                                                             6,586,638        46,375     6,633,013


----------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 2.0%
----------------------------------------------------------------------------------------------------------------------------------
Caterpillar, Inc., 9.75% Debs.,
6/1/19                                             1,750,000             -     1,750,000     1,895,626             -     1,895,626
----------------------------------------------------------------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                             650,000             -       650,000       711,750             -       711,750
12.50% Debs., 7/15/07                   (7)(10)      137,982             -       137,982       148,331             -       148,331
----------------------------------------------------------------------------------------------------------------------------------
Communications & Power Industries,
Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                     500,000             -       500,000       560,000             -       560,000
----------------------------------------------------------------------------------------------------------------------------------
Day International Group, Inc.,
11.125% Sr. Sub. Nts.,
Series B, 6/1/05                            (5)            -        50,000        50,000             -        54,250        54,250
----------------------------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc.,
10.375% Sr. Sub. Nts., 8/1/07                        325,000             -       325,000       337,187             -       337,187
----------------------------------------------------------------------------------------------------------------------------------
Interlake Corp., 12.125% Sr. Sub.
Debs., 3/1/02                                              -        50,000        50,000             -        52,000        52,000
----------------------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc.,
11.75% Sr. Sub. Nts., Series B, 6/1/05                     -        50,000        50,000             -        55,000        55,000
----------------------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr.
Nts., Series B, 8/1/07                                     -        50,000        50,000             -        50,750        50,750
----------------------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 8.75% Sub.
Nts., 4/1/03                                (5)            -        40,000        40,000             -        42,400        42,400
----------------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts.,
7/1/07                                               150,000             -       150,000       150,375             -       150,375
----------------------------------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc.,
9.625% Gtd. Sr. Sub. Nts., 6/15/07          (5)      200,000             -       200,000       202,500             -       202,500
----------------------------------------------------------------------------------------------------------------------------------
Specialty Equipment Co., 11.375% Sr.
Sub. Nts., 12/1/03                                         -        50,000        50,000             -        54,375        54,375



----------------------------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75%
Sr. Sub. Nts., 4/1/07                                250,000             -       250,000       263,125             -       263,125
----------------------------------------------------------------------------------------------------------------------------------
Westinghouse Electric Corp., 8.375%
Nts., 6/15/02                                      1,000,000             -     1,000,000     1,050,813             -     1,050,813
                                                                                            --------------------------------------
                                                                                             5,319,707       308,775     5,628,482

----------------------------------------------------------------------------------------------------------------------------------
MEDIA - 3.1%
----------------------------------------------------------------------------------------------------------------------------------
BROADCASTING - 0.9%
----------------------------------------------------------------------------------------------------------------------------------
Allbritton Communications Co.:
11.50% Sr. Sub. Debs., 8/15/04                       675,000             -       675,000       710,437             -       710,437
9.75% Sr. Sub. Debs., Series B,
11/30/07                                                   -        50,000        50,000             -        51,500        51,500
----------------------------------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc.,
9.25% Sr. Sub. Nts., 7/1/07                          175,000             -       175,000       179,812             -       179,812
----------------------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.625%
Sr. Sub. Nts., 10/1/02                               520,000             -       520,000       559,000             -       559,000
----------------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                               200,000        50,000       250,000       211,500        52,875       264,375
----------------------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                        300,000             -       300,000       298,500             -       298,500
9% Sr. Sub. Nts., Series B, 1/15/06                  400,000             -       400,000       402,000             -       402,000
                                                                                            --------------------------------------
                                                                                             2,361,249       104,375     2,465,624

----------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 1.3%
----------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.:
9.25% Sr. Nts., 10/1/02                              150,000             -       150,000       153,750             -       153,750
9.875% Sr. Nts., Series B, 3/1/07                    200,000             -       200,000       212,500             -       212,500
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                     (7)            -        50,000        50,000             -        54,125        54,125
----------------------------------------------------------------------------------------------------------------------------------

Australis Media Ltd., 1.75%/15.75%
Gtd. Sr. Sec. Disc. Nts., 5/15/03          (14)            -        75,664        75,664             -        33,292        33,292
----------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp., 9.875% Sr.
Sub. Debs., 2/15/13                                        -        50,000        50,000             -        55,375        55,375
----------------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.375% Sr. Sub. Debs.,
5/15/05                                                    -        50,000        50,000             -        53,312        53,312
----------------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts., 6/1/04          (11)      250,000        50,000       300,000       230,000        46,000       276,000
----------------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Nts.,
7/1/02                                               525,000             -       525,000       569,625             -       569,625
----------------------------------------------------------------------------------------------------------------------------------
Falcon Holdings Group LP, 11% Sr. Sub.
Nts., 9/15/03                              (10)            -        65,347        65,347             -        68,286        68,286
----------------------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr.
Nts., Series B, 8/15/04                     (7)            -        50,000        50,000             -        53,000        53,000
----------------------------------------------------------------------------------------------------------------------------------
Knology Holdings, Inc., Units (each
unit consists of $1,000 principal
amount of 0%/11.875% sr. disc. nts.,
10/15/07 and one warrant to purchase
 .003734 shares of preferred stock)  (5)(11)(12)      200,000             -       200,000       110,000             -       110,000
----------------------------------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B,
2/15/05                                              100,000             -       100,000       106,500             -       106,500
----------------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc.:
8.75% Sr. Nts., 7/15/07                      CAD     600,000             -       600,000       409,445             -       409,445
8.875% Sr. Nts., 7/15/07                                   -        50,000        50,000             -        50,250        50,250
----------------------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07              (7)            -        50,000        50,000             -        52,625        52,625
----------------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs.,
10/30/07                                           1,000,000       125,000     1,125,000     1,111,644       138,956     1,250,600
----------------------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc.,
Zero Coupon Sr. Sec. Disc. Nts.,
Series B, 14%, 11/15/99                     (9)            -       100,000       100,000             -        83,500        83,500
                                                                                             -------------------------------------
                                                                                             2,903,464       688,721     3,592,185

----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA - 0.6%



----------------------------------------------------------------------------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875% Sr.
Nts., 8/15/07                               (7)            -        25,000        25,000             -        25,125        25,125
----------------------------------------------------------------------------------------------------------------------------------
Heritage Media Corp., 8.75% Sr. Sub.
Nts., 2/15/06                                        500,000             -       500,000       530,000             -       530,000
----------------------------------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr.
Sub. Nts., 8/1/07                           (7)      100,000             -       100,000       106,750             -       106,750
----------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                        400,000        50,000       450,000       413,000        51,625       464,625
9.625% Sr. Sub. Nts., 12/1/06                        150,000             -       150,000       162,188             -       162,188
----------------------------------------------------------------------------------------------------------------------------------
Outdoor Systems, Inc., 8.875% Sr. Sub.
Nts., 6/15/07                                        200,000             -       200,000       209,000             -       209,000
----------------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 7.45% Nts., 2/1/98                      -       145,000       145,000             -       145,126       145,126
                                                                                             -------------------------------------
                                                                                             1,420,938       221,876     1,642,814

----------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06                     (5)            -        75,000        75,000             -        83,625        83,625
----------------------------------------------------------------------------------------------------------------------------------
Ascent Entertainment Group, Inc.,
0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04                                                   -        50,000        50,000             -        28,875        28,875
----------------------------------------------------------------------------------------------------------------------------------
Blockbuster Entertainment Corp.,
6.625% Sr. Nts., 2/15/98                             250,000       145,000       395,000       250,090       145,052       395,142
                                                                                               -----------------------------------
                                                                                               250,090       257,552       507,642

----------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
American Lawyer Media Holdings,
Inc., 9.75% Sr. Nts., 12/15/07              (7)      250,000             -       250,000       255,000             -       255,000

----------------------------------------------------------------------------------------------------------------------------------
OTHER - 1.2%
----------------------------------------------------------------------------------------------------------------------------------
Conglomerates - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Maxxam Group, Inc., 0%/12.25% Sr.
Sec. Disc. Nts., 8/1/03                    (11)      100,000             -       100,000        99,500             -        99,500
----------------------------------------------------------------------------------------------------------------------------------
SERVICES - 1.2%
----------------------------------------------------------------------------------------------------------------------------------
Archer Daniels Midland Co.,
7.125% Debs., 3/1/13                                 750,000             -       750,000       800,963             -       800,963
----------------------------------------------------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr.
Nts., 10/15/04                              (5)            -        50,000        50,000             -        48,250        48,250
----------------------------------------------------------------------------------------------------------------------------------
ENSCO International, Inc.:
6.75% Nts., 11/15/07                               1,000,000             -     1,000,000     1,007,035             -     1,007,035
7.20% Nts., 11/15/27                               1,000,000             -     1,000,000     1,018,462             -     1,018,462
----------------------------------------------------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr.
Sub. Nts., 10/15/07                         (7)            -        50,000        50,000             -        49,875        49,875
----------------------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr.
Unsec. Sub. Nts., 6/15/07                            200,000             -       200,000       211,250             -       211,250
----------------------------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                       -        75,000        75,000             -        79,198        79,198
----------------------------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd.
Sr. Nts., Series B, 12/1/06                                -        80,000        80,000             -        81,852        81,852
                                                                                             -------------------------------------
                                                                                             3,037,710       259,175     3,296,885

----------------------------------------------------------------------------------------------------------------------------------
RETAIL - 1.7%
----------------------------------------------------------------------------------------------------------------------------------
Department Stores - 0.4%
----------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.,
10% Sr. Nts., 2/15/01                                      -        60,000        60,000             -        66,187        66,187
----------------------------------------------------------------------------------------------------------------------------------
Parisian, Inc., 9.875% Sr. Sub.
Nts., 7/15/03                               (5)            -        50,000        50,000             -        53,125        53,125
----------------------------------------------------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                                              -       120,000       120,000             -       122,938       122,938
----------------------------------------------------------------------------------------------------------------------------------
Sears Canada, Inc., 11.70% Debs.,
7/10/00                                      CAD     500,000             -       500,000       397,807             -       397,807
----------------------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co., 8.39% Medium-Term
Nts., 3/23/99                                        300,000       290,000       590,000       308,082       297,813       605,895
                                                                                               -----------------------------------
                                                                                               705,889       540,063     1,245,952

----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
K Mart Corp., 7.75% Debs., 10/1/12                         -        50,000        50,000             -        48,250        48,250


----------------------------------------------------------------------------------------------------------------------------------
May Department Stores Cos., 10.625%
Debs., 11/1/10                                       405,000             -       405,000       545,305             -       545,305
----------------------------------------------------------------------------------------------------------------------------------
Specialty Retailers, Inc., 9% Gtd.
Unsec. Sr. Sub. Nts., 7/15/07                        100,000             -       100,000       102,500             -       102,500
                                                                                               -----------------------------------
                                                                                               647,805        48,250       696,055

----------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS - 1.0%
----------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc.,
10.25% Sr. Sub. Nts., 3/15/04                              -        50,000        50,000             -        49,875        49,875
----------------------------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Sub.
Nts., 7/31/07                               (7)      550,000             -       550,000       583,000             -       583,000
----------------------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
Inc., (The) 9.125% Debs., 1/15/98                          -       145,000       145,000             -       145,102       145,102
----------------------------------------------------------------------------------------------------------------------------------
Jitney-Jungle Stores of America,
Inc., 12% Gtd. Sr. Nts., 3/1/06                            -        50,000        50,000             -        57,000        57,000
----------------------------------------------------------------------------------------------------------------------------------
Kroger Co., 8.50% Sr. Sec. Debs.,
6/15/03                                            1,000,000             -     1,000,000     1,050,837             -     1,050,837
----------------------------------------------------------------------------------------------------------------------------------
Ralph's Grocery Co., 10.45% Sr.
Nts., 6/15/04                                        300,000             -       300,000       337,500             -       337,500
----------------------------------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375%
Sr. Sub. Nts., 7/1/07                       (7)      500,000             -       500,000       520,000             -       520,000
----------------------------------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9%
Unsec. Sr. Sub. Nts., 7/1/04                         150,000             -       150,000       157,500             -       157,500
                                                                                             -------------------------------------
                                                                                             2,648,837       251,977     2,900,814

----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 3.2%
----------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 2.6%
----------------------------------------------------------------------------------------------------------------------------------
Cellular Communications International,
Inc., Zero Coupon Sr. Disc. Nts.,
11.198%, 8/15/00                            (9)    1,450,000             -     1,450,000     1,167,250             -     1,167,250
----------------------------------------------------------------------------------------------------------------------------------
Concentic Network Corp., Units (each
unit consists of $1,000 principal
amount of 12.75% sr. nts., 12/15/07
and one warrant to purchase 6.34
shares of common stock)                                    -        50,000        50,000             -        51,438        51,438
----------------------------------------------------------------------------------------------------------------------------------
DecisionOne Corp., 9.75% Sr. Sub.
Nts., 8/1/07                                               -        50,000        50,000             -        51,625        51,625
----------------------------------------------------------------------------------------------------------------------------------
Dial Call Communications, Inc.,
0%/12.25% Sr. Disc. Nts., 4/15/04          (11)      300,000             -       300,000       287,250             -       287,250
----------------------------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts.,
9/15/07                                     (7)            -        50,000        50,000             -        49,250        49,250
----------------------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts.,
3/1/07                                               250,000             -       250,000       255,000             -       255,000
----------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp.,
8.75% Debs., 5/21/07                               1,000,000             -     1,000,000     1,172,150             -     1,172,150
----------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv.
Sr. Sub. Nts., 2/15/01                      (5)            -        25,000        25,000             -        20,000        20,000
----------------------------------------------------------------------------------------------------------------------------------
Metrocall, Inc., 9.75% Sr. Sub. Nts.,
11/1/07                                     (7)       50,000             -        50,000        49,625             -        49,625
----------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts.,
Series B, 6/1/06                           (11)            -        50,000        50,000             -        33,750        33,750
----------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts., 9/15/07       (7)(11)       50,000             -        50,000        31,750             -        31,750
0%/11.50% Sr. Disc. Nts., 9/1/03           (11)      250,000             -       250,000       250,000             -       250,000
0%/9.75% Sr. Disc. Nts., 8/15/04           (11)            -       100,000       100,000             -        89,250        89,250
----------------------------------------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.625% Sr.
Nts., 8/15/06                                         70,000             -        70,000        74,200             -        74,200
----------------------------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital
Corp., 14% Sr. Nts., 8/15/04                          65,000             -        65,000        70,850             -        70,850
----------------------------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50%
Sr. Disc. Nts., 1/15/07                    (11)      200,000             -       200,000       149,500             -       149,500
----------------------------------------------------------------------------------------------------------------------------------
Plantronics, Inc., 10% Sr. Nts., 1/15/01    (5)            -        75,000        75,000             -        78,000        78,000
----------------------------------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings,
Inc., 0%/13.50% Sr. Disc. Nts.,
Series A, 8/1/07                        (5)(11)            -        75,000        75,000             -        47,625        47,625
----------------------------------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03     (11)      200,000             -       200,000       206,000             -       206,000
0%/14% Sr. Sub. Disc. Nts., 11/15/01       (11)    1,050,000             -     1,050,000     1,170,750             -     1,170,750


10.75% Sr. Nts., 11/1/04                             520,000             -       520,000       565,500             -       565,500
----------------------------------------------------------------------------------------------------------------------------------
Real Time Data, Inc., Units (each
unit consists of $1,000 principal
amount of 0%/13.50% sub. disc.
nts., 8/15/06 and one warrant to
purchase six ordinary shares)       (5)(11)(12)    1,000,000             -     1,000,000       380,000             -       380,000
----------------------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts., 8/15/06                       -        50,000        50,000             -        56,500        56,500
----------------------------------------------------------------------------------------------------------------------------------
Star Choice Communications, Inc.,
Units (each unit consists of $1,000
principal amount of 13% sr. sec.
nts., 12/15/05 and one warrant to
buy common stock)                           (12)     200,000             -       200,000       206,000             -       206,000
----------------------------------------------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts.,
3/1/07                                               200,000             -       200,000       206,000             -       206,000
----------------------------------------------------------------------------------------------------------------------------------
Unisys Corp.:
11.75% Sr. Nts., 10/15/04                            300,000             -       300,000       344,250             -       344,250
12% Sr. Nts., Series B, 4/15/03                            -        50,000        50,000             -        56,875        56,875
----------------------------------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II,
9.50% Sr. Nts., 2/1/04                               100,000             -       100,000        98,000             -        98,000
----------------------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                                          -        50,000        50,000             -        54,250        54,250
                                                                                            --------------------------------------
                                                                                             6,684,075       588,563     7,272,638

----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY - 0.6%
----------------------------------------------------------------------------------------------------------------------------------
American Communications Services,
Inc., 0%/13% Sr. Disc. Nts., 11/1/05       (11)            -        75,000        75,000             -        60,375        60,375
----------------------------------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc.,
0%/11.875% Sr. Disc. Nts., 11/1/06         (11)      145,000        75,000       220,000       116,725        60,375       177,100
----------------------------------------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 10.125% Sr.
Nts., 5/15/05                                              -        25,000        25,000             -        27,250        27,250
----------------------------------------------------------------------------------------------------------------------------------
COLT Telecom Group plc, Units (each
unit consists of $1,000 principal
amount of 0%/12% sr. disc. nts.,
12/15/06 and one warrant to purchase
7.8 ordinary shares)                   (11)(12)      350,000             -       350,000       273,000             -       273,000
----------------------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs., 11/15/07        (11)            -        75,000        75,000             -        61,125        61,125
----------------------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts., 2/15/07          (11)            -        50,000        50,000             -        34,250        34,250
----------------------------------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc.,
0%/13.875% Cv. Sr. Sub. Disc.
Nts., 12/15/05                          (7)(11)      100,000             -       100,000        76,813             -        76,813
----------------------------------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr.
Disc. Nts., 12/15/05                                       -        50,000        50,000             -        38,500        38,500
----------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.,
0%/11.25% Sr. Disc. Nts., Series B,
7/15/07                                    (11)            -        50,000        50,000             -        35,875        35,875
----------------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon
Nts., Series B, 2/1/06                     (11)            -       100,000       100,000             -        78,125        78,125
----------------------------------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 12.50% Sr.
Nts., Series B, 10/1/05                                    -        50,000        50,000             -        57,875        57,875
----------------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc.
Nts., 3/1/07                               (11)       65,000        50,000       115,000        47,125        36,250        83,375
----------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 9.625%
Sr. Nts., 10/1/07                                    100,000             -       100,000       104,000             -       104,000
----------------------------------------------------------------------------------------------------------------------------------
NTL, Inc., 10% Sr. Nts., 2/15/07                     100,000             -       100,000       105,750             -       105,750
----------------------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc.:
0%/11.125% Sr. Disc. Nts., 7/1/07          (11)      150,000        25,000       175,000       122,625        20,438       143,063
9.875% Sr. Nts., 7/1/06                                    -        25,000        25,000             -        28,125        28,125
----------------------------------------------------------------------------------------------------------------------------------
Qwest Communications International,
Inc., 0%/9.47% Sr. Disc. Nts.,
10/15/07                                (7)(11)      365,000             -       365,000       248,200             -       248,200
                                                                                            --------------------------------------
                                                                                             1,094,238       538,563     1,632,801


----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.6%
----------------------------------------------------------------------------------------------------------------------------------
RAILROADS - 1.2%
----------------------------------------------------------------------------------------------------------------------------------
Canadian Pacific Ltd., 9.45% Debs., 8/1/21         1,000,000             -     1,000,000     1,278,950             -     1,278,950
----------------------------------------------------------------------------------------------------------------------------------
CSX Corp., 7.05% Debs., 5/1/02                             -        85,000        85,000             -        87,027        87,027


Kansas City Southern Industries,
Inc., 6.625% Nts., 3/1/05                            750,000             -       750,000       758,272             -       758,272
----------------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                                    -        75,000        75,000             -        79,400        79,400
----------------------------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar
Capital Corp., 0%/13.375% Sr. Disc.
Nts., Series B, 12/15/03                   (11)    1,100,000             -     1,100,000       968,000             -       968,000
----------------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp.:
7% Nts., 6/15/00                                           -       150,000       150,000             -       152,494       152,494
9.65% Medium-Term Nts., 4/17/00                      100,000             -       100,000       107,286             -       107,286
                                                                                             -------------------------------------
                                                                                             3,112,508       318,921     3,431,429


----------------------------------------------------------------------------------------------------------------------------------
SHIPPING - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
Federal Express Corp., 6.25%
Nts., 4/15/98                                              -       240,000       240,000             -       240,102       240,102
----------------------------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg.
Nts., 6/30/07                               (7)      400,000             -       400,000       426,000             -       426,000
Units (each unit consists of $1,000
principal amount of 12% second
priority ship mtg. nts., 6/30/07
and 7.66 warrants)                      (7)(12)      100,000             -       100,000       113,000             -       113,000
                                                                                               -----------------------------------
                                                                                               539,000       240,102       779,102


----------------------------------------------------------------------------------------------------------------------------------
TRUCKING - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
Coach USA, Inc., 9.375% Gtd. Sr.
Sub. Nts., Series B, 7/1/07                          350,000             -       350,000       362,250             -       362,250


----------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 2.7%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.7%
----------------------------------------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr.
Disc. Nts., 1/15/04                                  300,000             -       300,000       324,000             -       324,000
----------------------------------------------------------------------------------------------------------------------------------
Calpine Corp., 8.75% Sr. Nts., 7/15/07      (7)      185,000             -       185,000       189,625             -       189,625
----------------------------------------------------------------------------------------------------------------------------------
Consumers Energy Co., 8.75% First Mtg.
Nts., 2/15/98                                        250,000       145,000       395,000       250,597       145,346       395,943
----------------------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 7.25% First Mtg.
Nts., Series A, 2/1/99                      (5)            -        75,000        75,000             -        75,750        75,750
----------------------------------------------------------------------------------------------------------------------------------
First PV Funding Corp., 10.15% Lease
Obligation Bonds, Series 1986B, 1/15/16     (5)      197,000             -       197,000       209,063             -       209,063
----------------------------------------------------------------------------------------------------------------------------------
Public Service Co. of Colorado, 8.75%
First Mtg. Bonds, 3/1/22                             250,000             -       250,000       276,115             -       276,115
----------------------------------------------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9%
Mtg. Bonds, 7/15/06                                  500,000             -       500,000       583,366             -       583,366
                                                                                             -------------------------------------
                                                                                             1,832,766       221,096     2,053,862


----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.8%
----------------------------------------------------------------------------------------------------------------------------------
Laclede Gas Co., 8.50% First Mtg.
Bonds, 11/15/04                                      500,000             -       500,000       557,739             -       557,739
----------------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co., 7.75% Debs.,
2/1/04                                               500,000             -       500,000       532,226             -       532,226
----------------------------------------------------------------------------------------------------------------------------------
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                                   -       220,000       220,000             -       222,987       222,987
----------------------------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                                              -       100,000       100,000             -       107,362       107,362
----------------------------------------------------------------------------------------------------------------------------------
Texas Gas Transmission Corp., 8.625%
Nts., 4/1/04                                         500,000             -       500,000       555,629             -       555,629
----------------------------------------------------------------------------------------------------------------------------------
Union Gas Ltd., 13% Debs., 6/30/03           CAD     464,000             -       464,000       338,197             -       338,197
                                                                                             -------------------------------------
                                                                                             1,983,791       330,349     2,314,140


----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 1.2%
----------------------------------------------------------------------------------------------------------------------------------
GTE Corp., 8.85% Debs., 3/1/98                       300,000        60,000       360,000       301,217        60,243       361,460
----------------------------------------------------------------------------------------------------------------------------------
New York Telephone Co., 9.375%
Debs., 7/15/31                                     2,500,000             -     2,500,000     2,817,648             -     2,817,648
----------------------------------------------------------------------------------------------------------------------------------
Peoples Telephone Co., Inc., 12.25%
Sr. Nts., 7/15/02                                          -        50,000        50,000             -        53,500        53,500
                                                                                             -------------------------------------
                                                                                             3,118,865       113,743     3,232,608


                                                                                           ---------------------------------------
Total Corporate Bonds and Notes (Cost
$103,314,823, Cost $11,685,570 ,
Combined $115,000,393)                                                                     107,739,264    11,962,978   119,702,242

                                                                    SHARES
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 2.6%
----------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
Dexter Corp.                                               -         4,300         4,300             -       185,706       185,706
----------------------------------------------------------------------------------------------------------------------------------
Ethyl Corp.                                                -        13,300        13,300             -       102,244       102,244
----------------------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                           -         3,149         3,149             -       103,130       103,130
                                                                                            --------------------------------------
                                                                                                     -       391,080       391,080


----------------------------------------------------------------------------------------------------------------------------------
PAPER - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Unisource Worldwide, Inc.                                  -         6,900         6,900             -        98,325        98,325
----------------------------------------------------------------------------------------------------------------------------------
STEEL - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
Carpenter Technology Corp.                                 -         3,200         3,200             -       153,800       153,800
----------------------------------------------------------------------------------------------------------------------------------
ROHN Industries, Inc.                                      -        23,000        23,000             -       118,594       118,594
                                                                                            --------------------------------------
                                                                                                     -       272,394       272,394


----------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 0.4%
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                          -         3,800         3,800             -       181,925       181,925
----------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                -         6,900         6,900             -        90,562        90,562
----------------------------------------------------------------------------------------------------------------------------------
ENERGY - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
Amoco Corp.                                                -         1,400         1,400             -       119,175       119,175
----------------------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                     -         2,400         2,400             -       192,300       192,300
----------------------------------------------------------------------------------------------------------------------------------
Chevron Corp.                                              -         2,300         2,300             -       177,100       177,100
----------------------------------------------------------------------------------------------------------------------------------
Exxon Corp.                                                -         3,000         3,000             -       183,562       183,562
----------------------------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                -         2,400         2,400             -       173,250       173,250
----------------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                 -         4,700         4,700             -       137,769       137,769
                                                                                            --------------------------------------
                                                                                                     -       983,156       983,156


----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 0.5%
----------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
BankAmerica Corp.                                          -         1,000         1,000             -        73,000        73,000
----------------------------------------------------------------------------------------------------------------------------------
BankBoston Corp.                                           -         2,000         2,000             -       187,875       187,875
----------------------------------------------------------------------------------------------------------------------------------
First Union Corp.                                          -         2,700         2,700             -       138,375       138,375
----------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                          -         1,900         1,900             -       115,544       115,544
----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                          -           500           500             -       169,719       169,719
                                                                                            --------------------------------------
                                                                                                     -       684,513       684,513


----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
Camden Property Trust                                      -         4,800         4,800             -       148,800       148,800
----------------------------------------------------------------------------------------------------------------------------------
Capstone Capital Corp.                                     -         5,900         5,900             -       151,187       151,187


----------------------------------------------------------------------------------------------------------------------------------
Crescent Real Estate Equities, Inc.                        -         4,200         4,200             -       165,375       165,375
----------------------------------------------------------------------------------------------------------------------------------
Health & Retirement Properties Trust                       -         6,800         6,800             -       136,000       136,000
                                                                                            --------------------------------------
                                                                                                     -       601,362       601,362


----------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
HSB Group, Inc.                                            -         2,500         2,500             -       137,969       137,969
----------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                               -         8,300         8,300             -       159,256       159,256
----------------------------------------------------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                              -         3,724         3,724             -       136,391       136,391
----------------------------------------------------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                    (13)           -         5,000         5,000             -       123,125       123,125
                                                                                            --------------------------------------
                                                                                                     -       418,772       418,772


----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
General Dynamics Corp.                                     -         2,300         2,300             -       198,806       198,806
----------------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                      -         1,200         1,200             -       118,200       118,200
                                                                                            --------------------------------------
                                                                                                     -       317,006       317,006


----------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
PACCAR, Inc.                                               -         5,000         5,000             -       262,500       262,500


----------------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Optel, Inc.                             (5)(13)          100             -           100             -             -             -


----------------------------------------------------------------------------------------------------------------------------------
RETAIL - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                    -         2,100         2,100             -       126,656       126,656
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
Brown Group, Inc.                                          -         6,500         6,500             -        86,531        86,531
----------------------------------------------------------------------------------------------------------------------------------
New England Business Service, Inc.                         -         5,000         5,000             -       168,750       168,750
                                                                                            --------------------------------------
                                                                                                     -       255,281       255,281


----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A         (13)            -           154           154             -         4,004         4,004
----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
RAILROADS - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
GATX Corp.                                                 -         3,100         3,100             -       224,944       224,944
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.8%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                                          -         3,704         3,704             -       205,109       205,109
----------------------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                            -         3,000         3,000             -       177,562       177,562
----------------------------------------------------------------------------------------------------------------------------------
Illinova Corp.                                             -         4,000         4,000             -       107,750       107,750


----------------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co.                              -         5,000         5,000             -       147,813       147,813
----------------------------------------------------------------------------------------------------------------------------------
Western Resources, Inc.                                    -         3,900         3,900             -       167,700       167,700
                                                                                            --------------------------------------
                                                                                                     -       805,934       805,934

----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
El Paso Natural Gas Co.                                    -         3,800         3,800             -       252,700       252,700
----------------------------------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                     -         3,700         3,700             -       149,388       149,388
----------------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                      -         3,700         3,700             -       180,144       180,144
----------------------------------------------------------------------------------------------------------------------------------
Questar Corp.                                              -         3,300         3,300             -       147,263       147,263
                                                                                            --------------------------------------
                                                                                                     -       729,495       729,495

----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
Ameritech Corp.                                            -         2,100         2,100             -       169,050       169,050
----------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                        -         2,473         2,473             -       225,043       225,043
----------------------------------------------------------------------------------------------------------------------------------
Frontier Corp.                                             -         5,700         5,700             -       137,156       137,156
----------------------------------------------------------------------------------------------------------------------------------
U S West Communications Group                              -         4,200         4,200             -       189,525       189,525
                                                                                            --------------------------------------
                                                                                                     -       720,774       720,774
                                                                                            --------------------------------------
Total Common Stocks (Cost $5,350,847)                                                                -     7,306,652     7,306,652

----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 1.3%
----------------------------------------------------------------------------------------------------------------------------------
Allstate Financing I, 7.95% Gtd.
  Quarterly Income Preferred Securities,
  Series A                                            80,000             -        80,000     2,075,000             -     2,075,000
----------------------------------------------------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A,
  Non-Vtg.                                                 -         1,200         1,200             -       172,350       172,350
----------------------------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv.
  Preferred Stock, Series B                           13,000             -        13,000       444,437             -       444,437
----------------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125%
  Sr. Redeemable Exchangeable Preferred
  Stock, Series B                       (7)(10)          100             -           100       104,750             -       104,750
----------------------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Trust, 9%
  Preferred Securities                               505,000             -       505,000       530,250             -       530,250
----------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Sr.
  Exchangeable Preferred                   (10)        3,381             -         3,381       210,467             -       210,467
----------------------------------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum.,
  Series E, Non-Vtg.                       (10)           53             -            53        60,554             -        60,554
                                                                                            --------------------------------------
Total Preferred Stocks (Cost
  $3,165,304, Cost $115,000,
  Combined $3,280,304)                                                                       3,425,458       172,350     3,597,808

                                                                     UNITS
----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
American Communications Services,
  Inc. Wts., Exp. 11/05                     (5)          300             -           300        28,650             -        28,650
----------------------------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00        (5)            -            75            75             -             -             -
----------------------------------------------------------------------------------------------------------------------------------
Cellular Communications International,
  Inc. Wts., Exp. 8/03                      (5)          500             -           500         8,500             -         8,500
----------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc.
  Wts., Exp. 12/01                          (5)            -           333           333             -           167           167
----------------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/04                    2,800             -         2,800         5,600             -         5,600
----------------------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts.,
  Exp. 9/05                                 (5)        1,980             -         1,980        24,750             -        24,750
----------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts.,
  Exp. 6/00                                 (5)            -            50            50             -         5,500         5,500


----------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc. Wts.,
  Exp. 2/09                                 (5)        3,050             -         3,050            31             -            31
----------------------------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts.,
  Exp. 1/07                                 (5)          200             -           200         2,500             -         2,500
----------------------------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts.,
  Exp. 8/07                                                -           258           258             -             3             3
----------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc. Wts.,
  Exp. 12/49                                (5)            -            50            50             -           750           750
                                                                                            --------------------------------------
Total Rights, Warrants and
  Certificates (Cost $3,500, Cost
  $471, Combined $3,971)                                                                        70,031         6,420        76,451

                                                             FACE AMOUNT(1)
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 0.5%
----------------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale
  (New York Branch) Lehman Brothers
  High Yield Bond Index Nts., 12.50%,
  2/4/98                                          $  500,000          $  -    $  500,000       499,200             -       499,200
----------------------------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust, 7.50%
  Sr. Nts., 5/31/02                      (5)(6)      742,000             -       742,000       786,944             -       786,944
                                                                                            --------------------------------------
Total Structured Instruments
  (Cost $1,242,000)                                                                          1,286,144             -     1,286,144

----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.8%
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First
  Chicago Capital Markets, 6.60%, dated
  12/31/97, to be repurchased at
  $5,201,907 on 1/2/98, collateralized
  by U.S. Treasury Bonds, 8%--10.625%,
  8/15/15--11/15/21, with a value of
  $3,854,252, and U.S. Treasury Nts.,
  5.875%--7.50%, 9/30/01--12/31/01, with
  a value of $1,452,554                            5,200,000             -     5,200,000     5,200,000             -     5,200,000
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement, 6.60%, dated
  12/31/97, to be repurchased
  at $2,470,906 on 1/2/98                                  -     2,470,000     2,470,000             -     2,470,000     2,470,000
                                                                                            --------------------------------------
Total Repurchase Agreements (Cost
  $5,200,000, Cost $2,470,000, Combined
  $7,670,000)                                                                                5,200,000     2,470,000     7,670,000

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
  $277,840,513, COST $27,683,395,
  COMBINED $305,523,908)                              115.5%        100.6%        113.9%   286,563,209    30,236,608   316,799,817
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                  (15.5)         (0.6)        (13.9)  (38,414,567)     (182,325)  (38,596,892)
                                                      ------        ------        ------  ------------   -----------  ------------
NET ASSETS                                            100.0%        100.0%        100.0%  $248,148,642   $30,054,283  $278,202,925
                                                      ------        ------        ------  ------------   -----------  ------------
                                                      ------        ------        ------  ------------   -----------  ------------



1.  Face amount is reported in U.S. Dollars, except for those denoted in the
following currency:   CAD - Canadian Dollar
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).

Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
4.  When-issued security to be delivered and settled after December 31, 1997.
5.  Identifies issues considered to be illiquid or restricted.
6.  Represents the current interest rate for a variable rate security.
7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees/Directors. These securities amount to $11,270,402 or 4.05% of the Fund's net assets as of December 31, 1997.
8. Securities with an aggregate market value of $929,032 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts.
9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
10.  Interest or dividend is paid in kind.
11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
13.  Non-income producing security.
14.  Represents the current interest rate for an increasing rate security.

                    OPPENHEIMER INTEGRITY FUNDS

                             FORM N-14

                              PART C

                         OTHER INFORMATION


Item 15.   Indemnification

      Reference is made to Article IV of Registrant's Amended and Restated Declaration of Trust filed with Post-Effective Amendment No. 25.

Item 16.   Exhibits

      (1) Amended and Restated Declaration of Trust dated June 26, 1995: Filed with
Registrant's   Post-Effective   Amendment  No.  25,  7/10/95,   and
incorporated herein by reference.

      (2) By-Laws dated 6/25/91: Filed with Registrant's Post-Effective Amendment No. 16,
5/1/92, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Post-Effective
Amendment  No.  23  dated  4/28/95,   and  incorporated  herein  by
reference.

      (3)  Not applicable.

      (4)  (i)   Agreement  and  Plan  of  Reorganization   between
Registrant and Oppenheimer
LifeSpan   Income   Fund:   See   Exhibit  A  to  Part  A  of  this
Registration Statement.

      (5)  (i)   Specimen Class A Share  Certificate of Registrant:
Filed with Registrant's
Post-Effective Amendment No. 30, 4/30/97, and incorporated herein by reference.

           (ii)  Specimen   Class   B  Share   Certificate:   Filed
herewith Registrant's Post-
Effective Amendment No. 30, 4/30/97, and incorporated herein by reference.

           (iii) Specimen Class C Share  Certificate of Registrant:
Filed with Registrant's
Post-Effective Amendment No. 30, 4/30/97, and incorporated herein by reference.

      (6)  (i)   Investment   Advisory   Agreement  dated  7/10/95:
Filed with Registrant's Post-
Effective Amendment No. 25, 7/10/95, and incorporated herein by reference.

      (7)  (i)   General  Distributor's  Agreement  dated 10/13/92:
Filed with Registrant's
Post-Effective Amendment No. 17, 2/26/93, refiled with Registrant's Post-Effective Amendment No.
23, 4/28/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.




                                C-1

           (ii)  Form  of  Oppenheimer  Funds   Distributor,   Inc.
Dealer Agreement: Filed with
Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850),
9/30/94, and incorporated herein by reference.

           (iii) Form  of  Oppenheimer  Funds   Distributor,   Inc.
Broker Agreement: Filed with
Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850),
9/30/94, and incorporated herein by reference.

           (iv)  Form  of  Oppenheimer  Funds   Distributor,   Inc.
Agency Agreement: Filed with
Post-Effective Amendment No.14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850),
9/30/94, and incorporated herein by reference.

           (v)   Broker   Agreement   between    Oppenheimer   Fund
Management, Inc. and
Newbridge Securities, Inc. dated 10/1/86: Filed with Post-Effective Amendment No. 25 of
Oppenheimer Growth Fund (Reg. No. 2-45272), 11/1/86, and refiled with Post-Effective Amendment
No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of
Regulation S-T, and incorporated herein by reference.

      (8) Retirement Plan for Non-Interested Trustees or Directors (dated 6/7/90): Filed with
Post-Effective Amendment No. 97 of Oppenheimer Fund (File No. 2-14586), 8/30/90, refiled with
Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94,
pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

      (9) Custody Agreement dated 11/12/92, between the Registrant and The Bank of New
York: Filed with Registrant's Post-Effective Amendment No. 17, 2/26/93, refiled with Registrant's
Post-Effective Amendment No. 23, 4/28/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

      (10) (i)   Service  Plan  and  Agreement  dated  6/22/93  for
Class A Shares pursuant to
Rule 12b-1: Filed with Registrant's Post-Effective Amendment No. 19, 3/1/94, and incorporated herein by reference.

           (ii) Distribution and Service Plan and Agreement dated 7/10/95 for Class B
Shares   pursuant   to  Rule   12b-1:   Filed   with   Registrant's
Post-Effective Amendment No. 25, 7/10/95, and incorporated herein by reference.

           (iii) Distribution and Service Plan and Agreement dated 7/10/95 for Class C
Shares   pursuant   to  Rule   12b-1:   Filed   with   Registrant's
Post-Effective Amendment No. 25, 7/10/95, and incorporated herein by reference.

      (11) Opinion   and   Consent   of  Counsel   dated   2/11/91:
Incorporated herein by reference to
Registrant's Rule 24f-2 Notice filed on 2/19/91 and refiled pursuant to Item 102 of Regulation S-T with Registrant's Post-Effective Amendment No. 23, 4/28/95, and incorporated herein by reference.




                                C-2
     (12) (i)  Form  of  Tax  Opinion   addressed  to  Oppenheimer
LifeSpan Income Fund relating
to the Reorganization, and Form of Tax Opinion addressed to Oppenheimer Bond Fund relating to the Reorganization: To be filed by amendment.

      (13) Not applicable.

      (14) (i)  Consent   of   Auditors   of   Registrant   and  of
Oppenheimer Bond Fund:  Filed
herewith.

           (ii) Consent of Auditors of Oppenheimer  LifeSpan Income
Fund: Filed herewith.

      (15) Not applicable.

      (16) Powers of  Attorney  and  Certified  Board  Resolutions:
Previously filed with Registrant's
Post-Effective Amendment No. 19, 3/1/94, and incorporated herein by reference.

      (17) (i) Financial Data Schedules of Class A, Class B and Class C shares of Registrant:
Filed herewith.

           (ii) Financial  Data  Schedules  of Class A, Class B and
Class C shares of
Oppenheimer LifeSpan Income Fund:  Filed herewith.

Item 17.   Undertakings

      (1)  Not applicable.

      (2)  Not applicable.


                                C-3
                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of New York and State of New York on the 27th day of February, 1998.

                     OPPENHEIMER INTEGRITY FUNDS

                     By: /s/ James C. Swain     *
                     -------------------------------
                     James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                     Title                 Date
------------                   ------                ------

/s/ James C. Swain*            Chairman of the       February   27,
1998
----------------------         Board of Trustees
James C. Swain

/s/ George C. Bowen*           Treasurer and         February   27,
1998
----------------------         Chief Financial
George C. Bowen                and Accounting
                               Officer and Trustee

/s/ Robert G. Avis*            Trustee               February   27,
1998
----------------------
Robert G. Avis

/s/ William A. Baker*          Trustee               February   27,
1998
----------------------
William A. Baker

/s/ Charles Conrad Jr.*        Trustee               February   27,
1998
----------------------
Charles Conrad, Jr.

/s/ Sam Freedman *             Trustee               February   27,
1998
------------------
Sam Freedman

/s/ Raymond J. Kalinowski*     Trustee               February   27,
1998
-------------------------
Raymond J. Kalinowski




/s/ Howard Kast*               Trustee               February   27,
1998
------------------------
C. Howard Kast

/s/ Robert M. Kirchner*        Trustee               February   27,
1998
------------------------
Robert M. Kirchner

/s/ Ned M. Steel*              Trustee               February   27,
1998
------------------------
Ned M. Steel


*By: /s/ Robert G. Zack
---------------------------------------
Robert G. Zack, Attorney-in-Fact

                   OPPENHEIMER INTEGRITY FUNDS

                             FORM N-14

                         INDEX TO EXHIBITS


Exhibit
Number         Document

16(14)(i)      Consent of Auditors of Oppenheimer Bond Fund

16(14)(ii)     Consent of Auditors of Oppenheimer  LifeSpan  Income
               Fund

17(i)          Financial  Data Schedules of  Registrant's  Class A,
               Class B, Class C Shares

17(ii)         Financial  Data  Schedules of  Oppenheimer  LifeSpan
               Income Fund's Class A,
               Class B, Class C Shares